[LOGO APPEARS HERE]

The Marshall Funds Family

Annual Report

Class Y Shares

August 31, 1999

>  Marshall Equity Income Fund

>  Marshall Large-Cap Growth & Income Fund

>  Marshall Mid-Cap Value Fund

>  Marshall Mid-Cap Growth Fund

>  Marshall Small-Cap Growth Fund

>  Marshall International Stock Fund

>  Marshall Government Income Fund

>  Marshall Intermediate Bond Fund

>  Marshall Intermediate Tax-Free Fund

>  Marshall Short-Term Income Fund

>  Marshall Money Market Fund

Table of Contents

President's Message................................   1

Commentaries

Marshall Equity Income Fund........................   2
Marshall Large-Cap Growth & Income Fund............   4
Marshall Mid-Cap Value Fund........................   6
Marshall Mid-Cap Growth Fund.......................   8
Marshall Small-Cap Growth Fund.....................  10
Marshall International Stock Fund..................  12
Marshall Government Income Fund....................  14
Marshall Intermediate Bond Fund....................  16
Marshall Intermediate Tax-Free Fund................  18
Marshall Short-Term Income Fund....................  20
Marshall Money Market Fund.........................  22

Financial Information

Portfolio of Investments...........................  24
   Marshall Equity Income Fund.....................  24
   Marshall Large-Cap Growth & Income Fund.........  25
   Marshall Mid-Cap Value Fund.....................  27
   Marshall Mid-Cap Growth Fund....................  28
   Marshall Small-Cap Growth Fund..................  29
   Marshall International Stock Fund...............  30
   Marshall Government Income Fund.................  32
   Marshall Intermediate Bond Fund.................  32
   Marshall Intermediate Tax-Free Fund.............  34
   Marshall Short-Term Income Fund.................  38
   Marshall Money Market Fund......................  39
Statements of Assets and Liabilities...............  42
Statements of Operations...........................  44
Statements of Changes in Net Assets................  46
Financial Highlights...............................  50
Notes to Financial Statements......................  52
Report of Ernst & Young LLP, Independent Auditors..  60

Directors & Officers...............................  62

                                                             [Logo Appears Here]

Dear Marshall Funds Shareholder,

U.S. investors continue to enjoy one of the strongest economic periods on record. At Marshall Funds, we remain optimistic about the long-term outlook for the economy and markets.

Even while optimistic, we encourage all of our shareholders to review their financial plans at least annually. Whether you manage your money independently, or with the help of an M&I investment professional, it is important to consider whether your situation or goals have changed. Planning for a comfortable retirement, or for current income, should include a regular review to help protect your investments from becoming out of line with your intentions.

In particular, large U.S. growth stocks and the mutual funds that invest in them have done well over the past few years. As a result, many investors may now find their portfolios invested heavily in large domestic growth companies. Should there be a shift in favor of smaller companies, international markets or value-style investing, however, you may want to be positioned to benefit.

Many variables can affect the direction of the market, such as interest rate movements and economic developments, and can cause the market to move rapidly up or down, or broaden or narrow. The best way to be prepared is the one tested and proven technique for controlling investment risk: diversification through sound asset allocation.

The Marshall Funds offer the key ingredients for a broadly diversified portfolio, including fixed income and equity portfolios; large-, mid-, and small-company focuses; growth and value investment styles; and U.S. and international portfolios. The Marshall Funds family prides itself on five key factors:

  . Experience: M&I Investment Management Corp., the adviser to the Funds, manages more than $10.5 billion, and was one of the first bank-sponsored investment advisory firms in the country.

  . Discipline: We employ a highly specialized, style-specific investment approach. This means each Fund remains true to its style.

  . Capability: We employ more than 50 dedicated, experienced investment professionals who leverage some of the industry's most sophisticated technology available.

  . Research: Portfolio managers and analysts conduct exhaustive, first-hand research.

  . Efficiency: The expense ratio for each Fund is at or below average for its peer group.

We encourage you to evaluate your investments to be sure your portfolio is well diversified and consistent with your long-term goals. If you would like assistance, please don't hesitate to contact your M&I investment representative, or call us at 1-800-236-FUND(3863).

Sincerely,

/s/ John M. Blaser

John M. Blaser
President

 Annual Report--Commentary

Marshall Equity Income Fund

The Marshall Equity Income Fund seeks to provide capital appreciation and above-average dividend income. Fund assets are invested in a broadly diversified portfolio of common stocks whose market capitalization exceeds eight billion dollars. In order to provide both capital appreciation and income, the Adviser attempts to structure the portfolio to pursue a yield at least 1% more than the income earned on the stocks in the Standard & Poor's 500 Index (S&P 500).* The Adviser selects companies that exhibit traditional value characteristics, such as a price-to-earnings ratio less than the S&P 500, higher-than-average dividend yields or a lower-than-average price-to-book value.

For the 12 months ended August 31, 1999, the Fund provided a total return of 27.92%,** while the Lipper Equity Income Funds Index (LEIFI)* provided a total return of 23.57% and S&P 500 returned 39.82%. The Fund's Class Y Shares was awarded a four star Morningstar Rating(TM) for its overall performance versus 3,210 domestic equity funds as of September 30, 1999.+

An inflection point

When the fiscal year began, the Asian economic crisis was in full swing, resulting in a sharp drop-off in world demand. This placed downward pressure on inflation and interest rates. The American consumer and many large growth companies (such as technology) were the primary beneficiaries. The American consumer benefited from lower energy costs (such as gasoline and natural gas) and interest costs (such as lower rates on mortgages and car loans), which they promptly spent on other goods, keeping the U.S. economy strong. Many large growth companies not only enjoyed strong demand for their products as a result, but also benefited from lower operating costs (low borrowing and energy costs, etc). In addition, lower interest rates also allowed their already historically high price to earnings multiples (P/E) to expand, as steady growth rates became more valuable in a low inflation environment. The result was a large valuation disparity between growth stocks and the rest of the market through the first quarter of 1999.

When the Asian economies began to recover, investors began to shift funds out of the large growth stocks and back into the broader market, with the belief that stocks hurt most by the Asian crisis would be the beneficiaries of a turnaround in Asia. The broadening out of the market helped close the gap in valuations between growth stocks and value stocks. Going forward, if global growth remains strong enough to support rising commodity prices, then the valuation gap between growth and value stocks should continue to narrow.

Energy, healthcare, and financials

play an important part in the

Fund's portfolio

Energy prices, like other commodities, are sensitive to small changes in supply and demand. With a perceived increase in demand from Asia, and OPEC reducing supply, oil prices doubled from their December 1998 lows of $11/barrel to $22/barrel at the end of August 1999. Energy stocks, as represented by the S&P International Oil Index,* responded accordingly, and were up 19.90% during the same time period. Energy stocks continue to be the Fund's largest holding, comprising 17.8% of the portfolio. We continue to conclude that oil stocks are attractively valued based on future earnings expectations and dividend yields. Our largest energy holdings continue to be Exxon (3.4%), Royal Dutch Petroleum (2.5%) and Texaco (2.3%).

Drug stocks performed well in 1998 in spite of slowing world economies. Their earnings are less economically sensitive and therefore more predictable. As a result, by April 1999, drug stock P/E's were trading at a 50% premium to the S&P
500. Over the last few quarters, drug stocks have underperformed, as investors shifted money out of drugs and into economically sensitive sectors to take advantage of a stronger world economy. As a result, this premium was reduced to an attractive 10%. Drug stocks now offer attractive dividend yields and have valuations that offer good total return potential. Therefore, the Fund recently increased its weighting in the pharmaceutical sector to 11.7%. Recent purchases include Abbott Labs (1.5%), Glaxo Wellcome (1.3%) and Eli Lilly (1.2%).

Performance of interest sensitive stocks, such as electric utilities (5.7% of portfolio) and banks (12.4% of portfolio), were hindered by the rise in interest rates in 1999. These stocks offer attractive values on an absolute basis and have provided good dividend yields. The Fund continues to maintain a significant weight in each of these areas.

Disciplined approach helps minimize volatility

By historical standards, the stock market continues to appear richly valued. The S&P 500 is currently trading near all time valuation highs on the basis of earnings (27 times estimated 1999 earnings) and at all time lows based on dividend yield (1.20%). In today's richly valued and volatile markets, we remain disciplined equity investors and our approach remains unchanged. Investing in attractively priced companies paying above average dividends is the cornerstone of our investment approach. The portfolio's above average dividend yield combined with its low historic volatility should help reassure our investors that participation in any further market advance will be built around an investment style designed to earn competitive long-term returns with less volatility.

Sincerely,

/s/  Bruce P. Hutson

Bruce P. Hutson

Manager, Marshall Equity Income Fund

                                      [_] Marshall Equity Income Fund

"Graphic representation "Y-1A" omitted.  See Appendix."
"Graphic representation "Y-2A" omitted.  See Appendix."
"Graphic representation "Y-3A" omitted.  See Appendix."
"Graphic representation "Y-4A" omitted.  See Appendix."

  This graph illustrates the hypothetical investment of $10,000 in the Class Y
                            Shares of the Fund from

inception on September 30, 1993 to August 31, 1999, compared to the S&P 500 and the LEIFI.*

--------------------------------------------------------------------------------
*The S&P 500, S&P International Oil Index and the LEIFI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P International Oil Index is a capitalization-weighted index of all stocks within the international oil sector designed to measure the performance of the international oil sector of the S&P
 500. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the category indicated.

**Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

+Morningstar proprietary ratings reflect historical risk-adjusted performance as of 9/30/99. They are subject to change every month. Ratings are calculated from the Fund's 3-, 5- and 10-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and risk factor that reflects fund performance below 90-day T-bill returns. The Fund's Class Y Shares received 3 stars and 4 stars for the three-year and five-year periods, rated among 3,210 and 2,010 domestic equity funds, respectively. The top ten percent of funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.

 Annual Report--Commentary

Marshall Large-Cap Growth & Income Fund

The Marshall Large-Cap Growth & Income Fund seeks to provide capital appreciation and income. Fund assets are invested in a diversified portfolio of common stocks of large-sized companies whose market capitalization typically exceeds $10 billion. The Adviser looks for companies that are leaders in their industry and have records of above-average financial performance and proven superior management. These types of companies typically offer opportunities for growth and also provide dividend income.

The Fund had a good year compared to funds with similar investment objectives. For the fiscal year ended August 31, 1999, the Fund provided a total return of 38.98%* versus 28.76% for the Lipper Growth and Income Funds Index (LGIFI)** and 39.82% for the Standard & Poor's 500 Index (S&P 500).**

The Fund's solid performance over the past year was driven by a focus on quality, large-capitalization companies, across many different industry sectors, which provided the strongest relative earnings performance both within their respective industry and versus the overall market.

Emerging from the Asian meltdown

Immediately following the Asian crisis, early in the Fund's fiscal year, investors again focused only on a few select large growth stocks and bid their premium valuations to historic highs. During this period, the Fund was positioned to take advantage of acceleration in earnings growth across an expanding list of high quality, large companies. Many of these opportunities were casualties of the Asian meltdown. For example, the Fund overweighed the energy sector early in the year versus the overall market due to an expected earnings pick-up in the second half of the fiscal year. While the market did broaden somewhat in the number of stocks participating on the upside, one area that remained a market leader was technology, as earnings growth remained strong throughout the fiscal year. Technology group valuations now discount revenue growth and profit margins 50% above historic rates and the Fund remains quite selective in this area.

Looking Forward

At the time of this writing the S&P 500 is expected to report the strongest quarterly earnings in the last four years. These growth rates will be very tough to sustain. As such, the Fund is continuing to balance holdings in earnings recovery stories with those of more traditional growth companies selling at reasonable valuations. These more traditional growth names should once again provide superior relative performance as the overall earnings growth of the market slows. As always, the Fund will maintain our focus on the highest quality companies across a diversified portfolio of large companies.

Sincerely,

/s/ William J. O'Connor

William J. O'Connor

Manager, Marshall Large-Cap Growth & Income Fund

                         [PHOTO OF WILLIAM J. O'CONNOR]

                          [_] Marshall Large-Cap Growth & Income Fund

"Graphic representation "Y-1B" omitted.  See Appendix."
"Graphic representation "Y-2B" omitted.  See Appendix."
"Graphic representation "Y-3B" omitted.  See Appendix."
"Graphic representation "Y-4B" omitted.  See Appendix."

  This graph illustrates the hypothetical investment of $10,000 in the Class Y
   Shares of the Fund from inception on November 20, 1992 to August 31, 1999,

                    compared to the S&P 500 and the LGIFI.**

--------------------------------------------------------------------------------
*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The S&P 500 and the LGIFI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the category indicated.

*** Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

 Annual Report--Commentary

Marshall Mid-Cap Value Fund

The Marshall Mid-Cap Value Fund seeks to provide capital appreciation. Fund assets are invested in a diversified portfolio of common stocks of companies similar in size to those within the Standard & Poor's Mid-Cap 400 Index (S&P
400).* As of August 31, 1999, the S&P 400's range was $243 million to $11.5 billion, but frequently changes as the market value of the stocks that comprise the S&P 400 changes or as stocks are added or removed from the S&P 400. The Adviser selects companies that exhibit traditional value characteristics, such as a price-to-earnings ratio less than the S&P 500,* higher-than-average dividend yields or a lower-than-average price-to-book value. In addition, those companies may have under-appreciated assets, or be involved in company turnarounds or corporate restructurings.

For the 12 months ended August 31, 1999, the Fund provided a total return of 21.92%.** For the same period, the S&P Mid-Cap 400 BARRA/Value Index* returned 24.69%, and the S&P 400 returned 41.58%.

Still A Challenging Market For Value Investing

During most of the year, our value style and mid-cap universe generally underperformed large growth stocks. While last spring offered exceptional returns to value investors, the market's recent rally has been limited to growth stocks, particularly technology and Internet companies.

Concentrating on four value scenarios

The Fund has experienced continued success in focusing on four categories of out-of-favor or undervalued stocks.

1. Asset Recognition: We look for stocks that have significant financial, tangible or intangible assets that are not currently recognized in the market. It is not uncommon for these stocks to be noticed by other investors and targeted for a buy-out. This fiscal year, one of the Fund's largest holdings, Telephone and Data System, Inc., appreciated greatly as investors recognized the deep discount valuation that had been applied to its rapidly growing telecommunications assets.

2. Turn-arounds: Frequently, we find value opportunities when a company implements more effective ways to conduct its core business. This year, management changes at Lands' End helped improve the daily operations, such as apparel selection and back-office fulfillment. The improved management focus and newly created Internet sales strategy have led to superior returns.

3. Restructurings: When companies change their business strategy or shift to a different business segment, patient value investors may be rewarded. During 1997, Hanson PLC shed its conglomerate status and focused solely on one business segment, building materials. Hanson's new focus is to become a leading supplier to the construction industry in the U.S. and U.K. This change, together with strong operating improvements, helped the stock outperform the broader markets.

4. Inexpensive Stocks: The OPEC led decline in the price of oil this year created several oil service stock buying opportunities. The Fund bought several energy investments when the price of a barrel of oil neared $10; now at $22 a barrel, the Fund is reducing its well performing positions.

Market woes provide strong opportunities

After several years of high valuations, the market is providing investors with opportunities to buy small- and mid-cap companies at reasonable prices. We are committed to our value approach and look forward to rewarding patient investors through our unwavering discipline. Thank you for your continued commitment to the Marshall Mid-Cap Value Fund.

Sincerely,

/s/ Matthew B. Fahey

Matthew B. Fahey

Co-Manager, Marshall Mid-Cap Value Fund

/s/ John C. Potter, C.F.A.

John C. Potter, C.F.A.
Co-Manager, Marshall Mid-Cap Value Fund

                [PHOTO OF MATTHEW B. FAHEY AND JOHN C. POTTER]

                                      [_] Marshall Mid-Cap Value Fund

"Graphic representation "Y-1C" omitted.  See Appendix."
"Graphic representation "Y-2C" omitted.  See Appendix."
"Graphic representation "Y-3C" omitted.  See Appendix."
"Graphic representation "Y-4C" omitted.  See Appendix."

  This graph illustrates the hypothetical investment of $10,000 in the Class Y
                            Shares of the Fund from

inception on September 30, 1993 to August 31, 1999, compared to the S&P 400 and
                                    LMCVFI.*

--------------------------------------------------------------------------------
  *The S&P 400, S&P 500, S&P Mid-Cap 400 BARRA/Value Index and the LMCVFI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. The S&P 400 is a capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P Mid-Cap 400 BARRA/Value Index is a capitalization-weighted index of the stocks in the S&P 400 having the highest book-to-price ratios. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the category indicated.

 **Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 400 and the LMCVFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

 Annual Report--Commentary
Marshall Mid-Cap Growth Fund

The Marshall Mid-Cap Growth Fund seeks to provide capital appreciation. Fund assets are invested in a diversified portfolio of common stocks of companies similar in size to those within the Standard & Poor's Mid-Cap 400 Index (S&P
400).* As of August 31, 1999, the S&P 400's range was $243 million to $11.5 billion, but frequently changes as the market value of the stocks that comprise the S&P 400 changes or as stocks are added or removed from the S&P 400. The Adviser selects stocks of companies with above-average earnings growth potential or where significant changes are taking place, such as new products, services, or methods of distribution, or overall business restructuring.

For the 12 months ended August 31, 1999, the Fund provided a total return of 53.41%,** compared to the S&P 400 total return of 41.58% and the Lipper Mid-Cap Growth Funds Index (LMCGFI)* return of 44.53%.

During the first quarter of the fiscal year, the market experienced a recovery from the liquidity crisis of late summer 1998, which had been caused by the Asian economic meltdown and the bailout of a few large hedge funds. This crisis had pushed investors to abandon mid-cap stocks which are generally more illiquid than their large-cap counterparts. Fortunately, the Federal Reserve Board (the "Fed") lowered interest rates in October 1998 in an attempt to inject capital into the markets, leading to a significant rally in stocks. Our stocks experienced a rapid recovery, given that fundamentally they were very sound companies.

As we progressed through 1999, it became evident that the Fed was growing more concerned about the ability of the U.S. economy to continue growing at its current rate, without causing inflation. The bond market anticipated the change in thinking by the Fed and interest rates began rising. Indeed, the Fed has raised rates twice, and the jury is still out with respect to their next course of action. Fortunately, this rising rate environment has not affected our higher price to earnings stocks; however, it has hurt some growth segments of the market-- particularly the consumer-related stocks.

While the Fund has a fair amount of exposure to consumer-related stocks, the focus has been on radio companies, select retailers and other unique companies such as Royal Caribbean Cruises, Ltd., which we believe are more immune to a rising rate environment than home builders, and the like.

Energy stocks have performed extremely well over the past 12 months, given the rebound in the price of oil from its depressed levels in 1998. We still view this as largely a cyclical group, and therefore, our exposure is limited to a few strategic companies with superior growth prospects. The lack of exposure to this group has hurt the Fund's performance relative to the S&P 400 and the LMCGFI.

Technology stocks have also performed well this year. The Fund's holdings have been focused on communications-related companies, including components suppliers, as we see this as the most significant growth area in our economy today. These stocks have contributed significantly to the Fund's performance. We had been concerned about the effect of Year 2000 (Y2K) on the business of many technology companies, particularly software and IT services, and the Fund's lack of exposure here also helped the Fund's performance. Given the significant growth prospects surrounding the Internet, the Fund has maintained exposure to the group throughout the year. While the valuations are staggering, our focus continues to be on enabling companies, which we feel have more sustainable business models than their content counterparts that rely mainly on advertising revenues.

Looking forward, we continue to like the growth prospects in technology stocks and in select consumer stocks, especially where they converge to provide advanced communication and entertainment faster and cheaper than ever before. We also believe that companies are well prepared for Y2K, and that businesses and individuals will resume normal behavior shortly after the start of the millennium.

Sincerely,

/s/ Steve D. Hayward

Steve D. Hayward

Manager, Marshall Mid-Cap Growth Fund

                         [PHOTO OF STEVEN D. HAYWARD]

                                     [_] Marshall Mid-Cap Growth Fund

"Graphic representation "Y-1D" omitted.  See Appendix."
"Graphic representation "Y-2D" omitted.  See Appendix."
"Graphic representation "Y-3D" omitted.  See Appendix."
"Graphic representation "Y-4D" omitted.  See Appendix."

  This graph illustrates the hypothetical investment of $10,000 in the Class Y
                            Shares of the Fund from

inception on September 30, 1993 to August 31, 1999, compared to the S&P 400 and the LMCGFI.*

--------------------------------------------------------------------------------
  *The S&P 400 and the LMCGFI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. The S&P 400 is a capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the category indicated.

 **Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 400 and the LMCGFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

 Annual Report--Commentary
Marshall Small-Cap Growth Fund

The Marshall Small-Cap Growth Fund seeks to provide capital appreciation. Fund assets are invested in a diversified portfolio of common stocks of small-sized companies similar in size to those within the Russell 2000 Index (Russell
2000).+ As of August 31, 1999, the Russell 2000's range was $32 million to $3.28 billion, but frequently changes as the market value of the stocks that comprise the Russell 2000 changes or as stocks are added or removed from the Russell 2000. The Adviser selects stocks of companies with above-average earnings growth potential or where significant changes are taking place, such as new products, services or methods of distribution, as well as overall business restructuring.

For the 12 months ended August 31, 1999, the Fund provided a total return of 26.30%* compared to the Russell 2000** total return of 28.36% and the Lipper Small-Cap Funds Index (LSCFI)** return of 32.66%.

During the first quarter of the fiscal year, the market experienced a recovery from the liquidity crisis of late summer 1998, which had been caused by the Asian economic meltdown and the bailout of a few large hedge funds. This crisis had pushed investors to abandon small-cap stocks which are generally more illiquid than their large-cap counterparts, and many stocks were selling at all-time low valuations. Fortunately, the Federal Reserve Board (the "Fed") lowered interest rates in October 1998 in an attempt to inject capital into the markets, leading to a significant rally in stocks. Our stocks experienced a rapid recovery, given that fundamentally they were very sound companies.

As we progressed through 1999, it became evident that the Fed was growing more concerned about the ability of the U.S. Economy to continue growing at its current rate, without causing inflation. The bond market anticipated the change in thinking by the Fed and interest rates began rising. Indeed, the Fed has raised rates twice, and the jury is still out with respect to their next course of action. Fortunately, this rising rate environment has not affected our higher price to earnings stocks; however, it has hurt some growth segments of the market-- particularly the consumer-related stocks.

While the Fund has a fair amount of exposure to consumer-related stocks, the focus has been on radio companies, select retailers and other unique companies such as Speedway Motorsports, Inc., which we believe are more immune to a rising rate environment than home builders, and the like.

One area that has hurt the portfolio's returns this year is health care. Regulatory changes and fears of change, combined with sub-par execution by some peers caused significant downward pressure on our health care services companies. While we still see good growth opportunity in a few well-managed companies, we are awaiting a catalyst to re-enter the group.

Energy stocks have performed extremely well over the past 12 months, given the rebound in the price of oil from its depressed levels in 1998. We still view this as a largely cyclical group, and therefore, our exposure is limited to a few strategic companies with superior growth prospects. The lack of exposure to this group has hurt the Fund's performance relative to the Russell 2000 and the LSCFI.

Technology stocks have also performed very well this year. The Fund's holdings have been focused on communications-related companies, including components suppliers, as we see this as the most significant growth area in our economy today. These stocks have contributed significantly to the Fund's performance. An area, which hurt in January and February 1999, was the Internet. While the Fund did have exposure to the group, the return of the Russell 2000 was being driven by significant upward moves in its top 20 names, 10 of which were Internet names, and all of which were too large for the Fund to invest in, given their market cap.

Looking forward, we continue to like the growth prospects in technology stocks, particularly those related to the communications infrastructure build out, and in select consumer stocks. Our strategy of buying stocks one-company-at-a-time should pay off during this time of uncertainty with respect to the economic and political environments, which lie ahead.

Sincerely,

/s/  Steve D. Hayward

Steve D. Hayward

Manager, Marshall Small-Cap Growth Fund

                         [PHOTO OF STEVE D. HAYWARD]

                                   [_] Marshall Small-Cap Growth Fund

"Graphic representation "Y-1E" omitted.  See Appendix."
"Graphic representation "Y-2E" omitted.  See Appendix."
"Graphic representation "Y-3E" omitted.  See Appendix."
"Graphic representation "Y-4E" omitted.  See Appendix."

  This graph illustrates the hypothetical investment of $10,000 in the Class Y
                            Shares of the Fund from

  inception on November 1, 1995++ to August 31, 1999, compared to the Russell
                             2000 and the LSCFI.**

--------------------------------------------------------------------
  +Small-cap funds may experience a higher degree of market volatility than larger-cap funds.

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The Russell 2000 and the LSCFI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. The Russell 2000 is an index of common stocks whose market capitalizations generally range from $200 million to $5 billion. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the category indicated.

*** Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 and the LSCFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

 ++ The Marshall Small-Cap Growth Fund is the successor to a collective trust fund. The quoted performance data includes performance of the collective trust fund for periods before the Fund's registration statement became effective on August 30, 1996, as adjusted to reflect the Fund's anticipated expenses. The collective trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain diversification requirements and investment restrictions imposed on mutual funds by the 1940 Act and the Internal Revenue Code. If the collective trust fund had been subject to those restrictions registered under the 1940 Act, the performance may have been adversely affected.

 Annual Report--Commentary
Marshall International Stock Fund

The Marshall International Stock Fund seeks to provide capital appreciation. Fund assets are invested in common stocks of companies located outside the United States.+ BPI Global Asset Management LLP (BPI) is the Sub-Adviser of the Fund.

BPI uses a "bottom-up" approach to international investing within overall portfolio management guidelines. The stock selection process begins with identifying companies of any size within industry groups that have historically been successful and have a competitive advantage as evidenced by above-average profit margins, high returns on equity, low leverage and adequate cash flow. The selection process seeks to identify quality companies with attractive returns on equity, shareholder-oriented management, and a strong capital structure. Stocks are selected and retained when they are attractively valued within their industry by using traditional valuation measures such as price-to- book and price-to-earnings ratios, resulting in an approach described as "quality companies at a reasonable price." The portfolio management team closely monitors the Fund's industry weightings and country weightings in relation to its performance benchmark.

During the 12 months ended August 31, 1999, the Fund provided a total return of 22.20%,* compared to a total return of 23.87% by the Morgan Stanley Capital International Europe, Australia, Far East Index (EAFE).**

Despite concern over rising interest rates in the U.S., the international equity markets performed well over the last six months of the fiscal year. Leading the way was the Japanese equity market, which was up an impressive 33.5% over this period. Japan's nascent economic turnaround has been a long time coming. However, after a decade in the doldrums, the economy is finally showing signs of life with the latest Gross Domestic Product report reflecting economic expansion. Investors have also been encouraged by real reform in the government arena and restructuring among corporations. European stocks, on the other hand, were basically flat over the last six months of the fiscal year as a continuing decline in the Euro contributed to a difficult investment environment. General economic data in Europe continues to be mixed.

With regard to the Fund's regional concentrations, we have increased the Fund's exposure to Asia while reducing the Fund's exposure to Europe. The increased exposure to Asia is primarily a reflection of our renewed interest in several Japanese companies. The Fund's exposure to Japan has increased from 5% to 24% over the last six months of the fiscal year. Relative to the EAFE as of August 31, 1999, the Fund has now reached a market weight in Asia (32% versus 32%) and remains underweight in Europe (55% versus 68%).

On a sector basis, as of August 31, 1999, the Fund's largest weightings were in the Capital Equipment and Services sectors. In the Capital Equipment sector, data processing companies such as Netherlands' STMicroelectronics have contributed positively to the Fund. In the Services sector, telecommunications companies such as NTT Mobile Communication Network, Inc., Japan's largest cellular operator, have also benefited the Fund. The data processing and telecommunications industries continue to offer the most attractive investment opportunities.

The environment for international equities has clearly improved over the last six months of the fiscal year. We remain optimistic about the prospect for continued growth in the equity markets around the world.

Sincerely,

/s/  Daniel R. Jaworski, CFA

Daniel R. Jaworski, CFA
Manager, Marshall International Stock Fund

                        [PHOTO OF DANIEL R. JAWORSKI]

                                [_] Marshall International Stock Fund

"Graphic representation "Y-1F" omitted.  See Appendix."
"Graphic representation "Y-2F" omitted.  See Appendix."
"Graphic representation "Y-3F" omitted.  See Appendix."
"Graphic representation "Y-4F" omitted.  See Appendix."
"Graphic representation "Y-5F" omitted.  See Appendix."

  This graph illustrates the hypothetical investment of $10,000 in the Class Y
                            Shares of the Fund from

inception on September 1, 1994 to August 31, 1999, compared to the EAFE and the
                                    LIFI.**

--------------------------------------------------------------------
+Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**The EAFE and the LIFI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. The EAFE is a market capitalization-weighted foreign securities index, which is widely used to measure the performance of European, Australian, New Zealand, and Far East stock markets. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the category indicated.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The EAFE and the LIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

 Annual Report--Commentary
Marshall Government Income Fund

The Marshall Government Income Fund seeks to provide current income. Fund assets are invested in securities issued by the U.S. government and its agencies and instrumentalities, particularly mortgage-backed securities. The Fund will also invest in dollar roll transactions. The Adviser considers macroeconomic conditions and uses credit and market analysis in developing the overall portfolio strategy. Current and historical interest rate relationships are used to evaluate market sectors and individual securities. The Fund generally maintains an average dollar-weighted maturity of four to 12 years.

Fund performance

For the 12 months ended August 31, 1999, the Fund provided a total return of 0.62%,* compared to a return of 0.49% by the Lipper U.S. Mortgage Funds Index (LUSMI)** and 1.85% provided by the Lehman Brothers Mortgage-Backed Securities Index (LMI).**

Inflation concerns increase

During the last 12 months, the Federal Reserve Board (the "Fed") has moved the target for the fed funds rate five separate times. Last fall, the Fed lowered the target rate three times totaling 0.75%, and this summer the Fed increased the target rate two times by a total of 0.50%. Last fall, 30-year rates bottomed at 4.72% and mortgage prepayments reached a record high. By the end of August 1999, prepayments had fallen significantly and 30-year rates increased to 6.07%. Obviously, the Fed actions had a significant impact on interest rates, but a net (0.25%) change in fed funds doesn't explain the 0.81% increase in 30-year rates over the last year. The increase in rates over the last year is mainly due to the acceleration in commodity prices, the recovery of many foreign economies, and the fear that a very low unemployment rate (4.2%) will increase wages.

Technicals outweighed fundamentals

Technicals (supply & demand) also played a significant role in determining bond returns over the last year. During 1999, we witnessed the continued reversal of the "flight to quality" as investors preferred to reallocate money to the equity markets by selling U.S. Treasuries and, thereby, pushing rates higher. Mortgage-backed securities (MBS) benefited from the rising rates and lower prepayments through the beginning of May 1999, allowing them to outperform U.S. Treasuries. However, even as the fundamentals continued to be favorable, the increased supply of non-Treasury securities and fear of potential Y2K problems caused MBS to underperform from May through August 1999.

Maintain current strategy

Over the next six months, we will continue to be conservative and anticipate keeping the interest rate sensitivity of the Fund equal to or less than the mortgage index. We expect the next move by the Fed will be to increase the fed funds rate, but we would not be surprised if they waited until next year. As long as the foreign markets continue their recovery and U.S. equity markets do not experience significant declines, we believe that interest rates will continue to move higher over the next six months. Even though we do not anticipate any significant problems related to Y2K, we will continue to emphasize the highest quality and most liquid sectors within the Fund. We believe that MBS represent excellent value compared to U.S. Treasuries and we have positioned the portfolio to benefit from this relative value, as the market will again focus on the fundamentals as we begin the next century.

Sincerely,
Joseph M. Cullen, CFA

Manager, Marshall Government Income Fund

                         [PHOTO OF JOSEPH M. CULLEN]

                                  [_] Marshall Government Income Fund

"Graphic representation "Y-1G" omitted.  See Appendix."
"Graphic representation "Y-2G" omitted.  See Appendix."
"Graphic representation "Y-3G" omitted.  See Appendix."
"Graphic representation "Y-4G" omitted.  See Appendix."

  This graph illustrates the hypothetical investment of $10,000 in the Class Y
                            Shares of the Fund from

 inception on December 13, 1992 to August 31, 1999, compared to the LMI and the
                                    LUSMI.**

--------------------------------------------------------------------------------

*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**The LMI and the LUSMI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. The LMI is an index comprised of fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corp. (FHLMC) and the Federal National Mortgage Association
  (FNMA). Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the category indicated.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LMI and the LUSMI have been adjusted to reflect reinvestment of dividends on securities in the indices.

+Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with longer durations generally have more volatile prices than securities of comparable quality with shorter durations.

 Annual Report--Commentary
Marshall Intermediate Bond Fund

The Marshall Intermediate Bond Fund seeks to maximize total return consistent with current income. Fund assets are invested in intermediate-term investment grade bonds and notes, including corporate, asset-backed, mortgage-backed and U.S. government securities. The Adviser's strategy to achieve total return is to adjust the Fund's weightings in these sectors as it deems appropriate. The Adviser uses macroeconomic, credit and market analysis to select portfolio securities. The Fund maintains an average dollar-weighted maturity of three to 10 years.

Bonds performed poorly during the latest fiscal year ended August 31, 1999 as rising interest rates pushed prices lower. Interest rates climbed in response to a strong U.S. economy and a recovery in global financial markets. The Federal Reserve Board (the "Fed") tightened monetary policy twice to repeal the accommodative stance that remained from last year's liquidity campaign. For investors in U.S. Treasury securities, this meant bonds with maturities longer than five years posted negative returns. Corporate and mortgage securities performed even worse.

The liquidity crisis that gripped the markets in the final months of 1998 punished corporate bond investors. The Fund's fiscal year ended August 31, 1999 return of 1.28%* versus 2.20% for the Lehman Brothers Intermediate Government/Corporate Bond Index (LGCI)** is a reflection of the Fund's allocation to this sector.

From a strategic standpoint, we continue to favor a somewhat defensive posture on interest rates. While rates have risen dramatically, they are rising from artificially low levels. Economic strength in the U.S. and a recovery in markets abroad have fueled concerns over rising commodity prices, labor shortages, a weak U.S. dollar, and a potential "asset bubble" in U.S. stock prices. The Fed is on heightened alert. We continue to favor high quality corporate and asset backed securities instead of U.S. Treasuries. Last year's crisis pushed valuations on corporate bonds to extremes and relentless supply on the part of corporate treasurers has held them there. We believe they offer tremendous value and ultimately investors should be rewarded for employing strategies that enhance yield.

Sincerely,

/s/ Mark D. Pittman

Mark D. Pittman

Manager, Marshall Intermediate Bond Fund

                          [PHOTO OF MARK D. PITTMAN]

                                  [_] Marshall Intermediate Bond Fund

"Graphic representation "Y-1H" omitted.  See Appendix."
"Graphic representation "Y-2H" omitted.  See Appendix."
"Graphic representation "Y-3H" omitted.  See Appendix."
"Graphic representation "Y-4H" omitted.  See Appendix."

  This graph illustrates the hypothetical investment of $10,000 in the Class Y
                            Shares of the Fund from

inception on November 23, 1992 to August 31, 1999, compared to the LGCI and the
                                    LSIBF.**

--------------------------------------------------------------------------------

*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**The LGCI and the LSIBF are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. The LGCI is an index comprised of government and corporate bonds rated BBB or higher with maturities between 1-10 years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the category indicated.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LGCI and the LSIBF have been adjusted to reflect reinvestment of dividends on securities in the indices.

+Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with longer durations generally have more volatile prices than securities of comparable quality with shorter durations.

 Annual Report--Commentary

+Income may be subject to state and local taxes.

Marshall Intermediate Tax-Free Fund

The Marshall Intermediate Tax-Free Fund seeks to provide a high level of current income that is exempt from federal income tax and is consistent with preservation of capital. Fund assets are invested in investment-grade municipal securities, which includes debt obligations of states, territories and possessions of the U.S. and political subdivisions and financing authorities of these entities that provide income exempt from federal income tax (including the federal alternative minimum tax). The Adviser selects Fund investments after assessing factors such as the cyclical trend in interest rates, the shape of the municipal yield curve, tax rates, sector valuation and municipal bond supply factors. The Fund will maintain an average dollar-weighted portfolio maturity of three to 10 years.

The primary goal of the Fund is to generate income exempt from federal income tax.+ For the past twelve months, shareholders have also been subject to an unstable bond market. Municipal interest rate levels have generally risen between 50 and 75 basis points (0.5% to 0.75%). Consequently, most bond investors have been disappointed with the recent performance of their bond fund holdings.

Fund performance

For the 12-month period ended August 31, 1999, the Fund provided a total return of 0.02%*, compared to the market as represented by the Lipper Intermediate Municipal Funds Index (LIMI)** return of 0.25%. The Lehman Brothers 7-Year General Obligations Index (L7GO)** reported a twelve-month return of 1.46%.

Municipal bonds: attractive over the long-term

The municipal bond market has become attractive for those investors wanting to reduce their exposure to the risks of the equities market. Recently, stock market declines have triggered municipal bond markets to rally. Given the still lofty valuations of the equity market, we expect continued diversification from equities will provide additional support to the municipal bond market.

Strong economy creates strong credit quality

From a fiscal perspective, municipal issuers have rarely been healthier. Continued economic prosperity leads to higher levels of tax revenue collection, and credit rating agencies have noticed. For the last three years, the number of credit rating upgrades has far exceeded the number of downgrades. For municipal issuers, the prolonged expansion allows for a cushion to be built to withstand the next economic slowdown. The strong economy also can mask the underlying problems of some issuers. We continue to believe municipal investors are not rewarded with enough extra yield to invest in lower rated investment grade securities. For this reason, the Fund expects to maintain an average quality rating of AA or higher.

Higher levels of credit quality also may be considered prudent due to Y2K fears. Though likely overblown, any temporary stresses will likely be handled effectively by issuers looking to protect stellar bond ratings.

Inflation keeps the bond market in check

Venturing into longer maturities may add yield to the portfolio, but only will be a viable strategy when the bond market senses that inflation will not rise faster than current measures indicate. For now, some inflationary indicators have trended higher, a side-effect of the robust domestic economy. Whenever inflation creeps higher, overall bond market yields rise as well.

For shareholders willing to ride the inevitable ups and downs of the overall bond market, we expect municipal bonds to benefit high tax-bracket investors beyond opportunities in other sectors of the bond market.

Sincerely,

/s/ John D. Boritzke

John D. Boritzke

Manager, Marshall Intermediate Tax-Free Fund

                         [PHOTO OF JOHN D. BORITZKE]

                              [_] Marshall Intermediate Tax-Free Fund

"Graphic representation "Y-1I" omitted.  See Appendix."
"Graphic representation "Y-2I" omitted.  See Appendix."
"Graphic representation "Y-3I" omitted.  See Appendix."
"Graphic representation "Y-4I" omitted.  See Appendix."

 This graph illustrates the hypothetical investment of $10,000 in the Fund from inception on February 2, 1994 to August 31, 1999, compared to the LIMI and

                                    L7GO.**

--------------------------------------------------------------------------------

*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**The LIMI and the L7GO are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. The L7GO is an index comprised of general obligation bonds rated A or better with maturities between six and eight years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the category indicated.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LIMI and the L7GO have been adjusted to reflect reinvestment of dividends on securities in the indices.

++Duration is a commonly used measure of the potential volatility of a debt security, or the aggregate market value of a portfolio of debt securities prior to maturity. Securities with longer durations generally have more volatile prices than securities of comparable quality with shorter durations.

 Annual Report--Commentary
Marshall Short-Term Income Fund

The Marshall Short-Term Income Fund seeks to maximize total return consistent with current income. Fund assets are invested in short- to intermediate-term investment grade bonds and notes, including corporate, asset-backed, mortgage-backed and U.S. government securities. The Adviser changes the Fund's weightings in these sectors as it deems appropriate and uses macroeconomic, credit and market analysis to select portfolio securities. The Fund maintains an average dollar-weighted maturity of six months to three years.

Interest rates moved higher during the latest fiscal year, depressing bond returns. Rates rose as the global financial markets recovered and the bond market began the process of unwinding the massive "flight to quality" that pushed rates to artificial lows. The Fund's defensive posture helped it perform relative to its peers. For the fiscal year ended August 31, 1999, the Fund returned 3.59%,* versus 3.34% for the Lipper Short-Term Investment Grade Bond Fund Index (LSTIBI).**

The Federal Reserve Board (the "Fed") acted promptly in 1998 to add liquidity necessary to save global financial turmoil. World markets have since calmed and are making significant gains. After re-focusing on the U.S. economy, the Fed has expressed concern over the potential for an "asset bubble" in stock prices, an excessively tight labor market, and surging commodity prices. In response, it has acted twice to repeal its accommodative stance by tightening monetary policy.

From a strategic standpoint, we continue to favor a somewhat defensive posture on interest rates. We likely witnessed secular lows in inflation and interest rates last year. With the Fed on heightened alert, the base case suggests a drift towards higher rates. We continue to favor high quality corporate and asset backed securities instead of U.S. Treasuries. Last year's crisis pushed valuations on corporate bonds to extremes and relentless supply on the part of corporate treasurers has held them there. We believe they offer tremendous value and ultimately investors will be rewarded for employing strategies that enhance yield.

Sincerely,

/s/  Mark D. Pittman

Mark D. Pittman

Manager, Marshall Short-Term Income Fund

                          [PHOTO OF MARK D. PITTMAN]

                                  [_] Marshall Short-Term Income Fund

"Graphic representation "Y-1J" omitted.  See Appendix."
"Graphic representation "Y-2J" omitted.  See Appendix."
"Graphic representation "Y-3J" omitted.  See Appendix."
"Graphic representation "Y-4J" omitted.  See Appendix."

 The graph illustrates the hypothetical investment of $10,000 in the Fund from inception on November 1, 1992 to August 31, 1999, compared to LSTIBI, DMFA and

                                    ML13.**

--------------------------------------------------------------------------------

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The LSTIBI, DMFA and ML13 are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. The IBC/Donoghue's Money Fund Report(TM) publishes annualized yields of hundreds of money market funds on a weekly basis and through its Money Market Insight publication reports monthly and year-to-date investment results for the same money market funds. Merrill Lynch 1-3 Year U.S. Government/Corporate Index is an index tracking short-term U.S. government and corporate securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch Pierce Fenner & Smith. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the category indicated. The investment adviser has elected to change the benchmark of the Fund from the DMFA to the ML13. The ML13 is more representative of the securities typically held by the Fund.

*** Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LSTIBI, DMFA and ML13 have been adjusted to reflect reinvestment of dividends on securities in the indices.

+Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with longer durations generally have more volatile prices than securities of comparable quality with shorter durations.

 Annual Report--Commentary
Marshall Money Market Fund

The Marshall Money Market Fund seeks to provide current income consistent with stability of principal. Fund assets are invested in high quality, short-term money market instruments.* In order to produce income which minimizes volatility, the Adviser uses a "bottom-up" approach which evaluates debt securities of individual companies against the context of broader market factors such as the cyclical trend in interest rates, the shape of the yield curve and debt security supply factors.

Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

Fund Performance

For the six months ended August 31, 1999 the Fund provided a total return of 2.40%.** This compares to 2.23% for the IBC Donoghue's Taxable Money Fund Average and 2.26% for the Lipper Money Market Funds Index.*** For the 12 months ended August 31, 1999, the Fund returned 4.98%.** This compares to 4.59% for IBC Donoghue's Taxable Money Fund Average and 4.69% for the Lipper Money Market Funds Index. As of August 31, 1999, the 7-day net yield was 4.92%.**

As we ended the fiscal year, short-term interest rates were pushed higher by the Federal Reserve Board (the "Fed") in an effort to slow economic growth. The overnight fed funds target rate has been raised twice for a total of 50 basis points to 5.25%. After their last meeting, the Fed stated that it felt that the decrease in rates that we saw in 1998 to counteract financial problems in Asia was no longer needed. With the rebound in many of the foreign economies, the Fed can focus on domestic demand and tight labor markets. By most measures the domestic economy continues to perform well. Durable goods orders are strong, new home sales, while off their peaks, are robust, and consumer confidence remains healthy.

While inflation remains low, the best days for this area may be over. The last several months have seen an increase in the prices of many commodities. Oil has risen from $15 to over $22 a barrel, causing large increases in the price of unleaded gasoline. One measure of commodities prices, the CRB/Bridge Futures Price Index,++ has risen substantially over the last few months. Labor remains the largest part of the cost of finished goods. With the unemployment rate running at a low 4.2%, many economists are worried that employment costs could escalate thereby driving up consumer prices.

While the economy remains strong and inflation is bouncing off the lows, the Fed may not tighten rates for the rest of the year. Monetary policy takes several months to have an effect on the economy and the Fed has the time to see if previous rate hikes have the desired effect. Also, many market participants believe the Fed will try to calm any worries about the new calendar year by remaining quiet and supplying the needed liquidity to the financial markets. It remains to be seen if the economy can slow on its own or if it will take additional tightening by the Fed.

Sincerely,

/S/  Richard M. Rokus

Richard M. Rokus
Manager, Marshall Money Market Fund

 [PHOTO OF RICHARD M. ROKUS]

"Graphic representation "Y-K" omitted.  See Appendix."

  * An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

 ** Performance quoted represents past performance and is not indicative of future results. Yields will vary. Yields quoted for money market funds most closely reflect the Fund's current earnings.

*** IBC/Donoghue's Money Fund Report(TM) publishes annualized yields of hundreds of money market funds on a weekly basis and through its Money Market Insight publication reports monthly and year-to-date investment results for the same money funds. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the category indicated.

  + The 7-day net annualized yield is based on the average net income per share for the 7 days ended on the date of calculation and the offering price on that date. The 7-day effective yield is annualized and reflects daily compounding of the 7-day net yield.

 ++ The CRB/Bridge Futures Price Index is an unweighted geometric average of commodity price levels relative to the base year average price. This index is unmanaged, and investments cannot be made in an index.

                                                   Shareholder Meeting Results

  A Special Meeting of Shareholders of Marshall Funds, Inc. (the "Corporation"), was held on May 24, 1999. On March 29, 1999, the record date for shareholders voting at the meeting, there were 2,120,444,929 total outstanding shares (33,096,636 total outstanding shares for Marshall Equity Income Fund; 22,890,108 total outstanding shares for Marshall Large-Cap Growth & Income Fund; 12,177,023 total outstanding shares for Marshall Mid-Cap Value Fund; 16,711,096 total outstanding shares for Marshall Mid-Cap Growth Fund; 8,725,155 total outstanding shares for Marshall Small-Cap Growth Fund; 18,213,876 total outstanding shares for Marshall International Stock Fund; 31,920,654 total outstanding shares for Marshall Government Income Fund; 63,371,757 total outstanding shares for Marshall Intermediate Bond Fund; 10,966,302 total outstanding shares for Marshall Intermediate Tax-Free Fund; 14,068,146 total outstanding shares for Marshall Short-Term Income Fund; and 1,888,304,176 total outstanding shares for Marshall Money Market Fund). The following items were considered by shareholders of the Funds and the results of their voting were as follows:

  AGENDA ITEM 1: To elect six Directors--all Funds voting together.

--------------------------------------------------------------------------------


                                  Shares Voted                               Shares Withheld
                                      For                                       Authority

                                  ------------                               ---------------
Barbara J. Pope                   178,375,657                                     858,071
James Mitchell                    178,230,273                                   1,003,491
Duane E. Dingmann                 178,093,568                                   1,140,196
John DeVincentis                  178,084,297                                   1,149,467
John M. Blaser                    177,967,928                                   1,265,836
David W. Schulz                   177,175,936                                   2,057,828

--------------------------------------------------------------------------------

  AGENDA ITEM 2: To ratify the selection of Arthur Andersen LLP as the Corporation's independent public accountants--each Fund voting separately.

  The results of shareholders voting were as follows:

--------------------------------------------------------------------------------


                                       Shares Voted Shares Voted   Shares

Fund                                       For        Against    Abstaining

----                                   ------------ ------------ ----------
Marshall Equity Income Fund                440,609     12,249        8,099
Marshall Large-Cap Growth & Income
 Fund                                    1,369,794      4,264       46,158
Marshall Mid-Cap Value Fund                158,909        908        3,681
Marshall Mid-Cap Growth Fund               262,096      1,291        5,065
Marshall Small-Cap Growth Fund             104,420      1,327        4,503
Marshall International Stock Fund          996,494      2,854       11,635
Marshall Government Income Fund            810,647     13,119       18,880
Marshall Intermediate Bond Fund            482,185         47        7,991
Marshall Intermediate Tax-Free Fund        142,650         --          761
Marshall Short-Term Income Fund            223,220      7,009       24,671
Marshall Money Market Fund             172,597,765    325,854    1,144,599

--------------------------------------------------------------------------------

  AGENDA ITEM 3: To approve an amendment to the Fund's fundamental investment objective--Marshall Mid-Cap Value Fund only.

  The results of shareholders voting were as follows:

--------------------------------------------------------------------------------


Shares Voted                      Shares Voted                                           Shares
    For                             Against                                            Abstaining

------------                      ------------                                         ----------
  156,180                            3,939                                               3,379


--------------------------------------------------------------------------------

  AGENDA ITEM 4: To approve the Sub-Advisory Contract between M&I Investment Management Corp. and BPI Global Asset Management LLP, on behalf of the Fund-- Marshall International Stock Fund only.

  The results of shareholders voting were as follows:

--------------------------------------------------------------------------------


Shares Voted                      Shares Voted                                           Shares
    For                             Against                                            Abstaining

------------                      ------------                                         ----------
  990,633                            8,847                                               11,503


--------------------------------------------------------------------------------


 Portfolio of Investments

--------------------------------------------------------------------------------
 Equity Income Fund


 ------------------------------------------------------

  Shares             Description                  Value

 ------------------------------------------------------
          Common Stocks -- 97.6%
          Capital Goods -- 3.8%
          Aerospace & Defense -- 1.6%

  120,000 Lockheed Martin Corp.              $4,440,000
   20,500 Northrop Grumman Corp.              1,486,250
   33,000 Textron, Inc.                       2,664,750
                                             ----------
          Total                               8,591,000
          Building Materials -- 0.9%
   50,000 Armstrong World Industries, Inc.    2,428,125
   97,000 Masco Corp.                         2,746,313

                                             ----------
          Total                               5,174,438
          Electrical Equipment -- 0.9%
   75,000 Emerson Electric Co.                4,696,875
          Office Products -- 0.4%
   45,000 (1)Xerox Corp.                      2,148,750
                                             ----------
          Total Capital Goods                20,611,063
          Consumer Durables -- 7.4%
          Automotive & Related -- 4.0%
   72,000 Dana Corp.                          3,136,500
   82,000 Delphi Auto Systems Corp.           1,537,500

  171,000 Ford Motor Co.                      8,913,375
   59,900 General Motors Corp.                3,960,887
   30,100 Johnson Controls, Inc.              2,058,088
   38,000 TRW, Inc.                           2,071,000
                                             ----------
          Total                              21,677,350
          Household Product/Wares -- 1.9%
   82,000 Clorox Co.                          3,710,500
   68,000 Procter & Gamble Co.                6,749,000
                                             ----------
          Total                              10,459,500
          Manufacturing -- 0.8%
   60,000 Whirlpool Corp.                     4,241,250
          Personal Care -- 0.7%
   76,000 Gillette Co.                        3,543,500
                                             ----------
          Total Consumer Durables            39,921,600
          Consumer Non-Durables -- 22.6%

          Beverages & Foods -- 5.7%
  126,000 Archer-Daniels-Midland Co.          1,638,000
   45,000 BestFoods                           2,210,625
   52,000 Campbell Soup Co.                   2,297,750
  225,000 ConAgra, Inc.                       5,512,500
   45,000 Heinz (H.J.) Co.                    2,100,938
  105,000 International Multifoods Corp.      2,382,187
  100,000 Nabisco Group Holdings Corp.        1,775,000
  180,000 PepsiCo, Inc.                       6,142,500

   70,000 Ralston Purina Co.                  1,925,000
  125,000 Sara Lee Corp.                      2,773,438
   26,874 (1)Unilever NV, ADR                 1,850,947
                                             ----------
          Total                              30,608,885
          Health Care -- 11.7%
  190,000 Abbott Laboratories                 8,241,250
  182,100 American Home Products Corp.        7,557,150
  175,000 Baxter International, Inc.         11,735,937
  141,600 Bristol-Myers Squibb Co.            9,965,100
  135,000 (1)Glaxo Wellcome PLC, ADR          7,146,563
   83,000 Lilly (Eli) & Co.                   6,193,875
  106,200 Merck & Co., Inc.                   7,135,312
   70,000 Warner-Lambert Co.                  4,637,500
                                             ----------
          Total                              62,612,687



 ----------------------------------------------------------------

  Shares                 Description                        Value

 ----------------------------------------------------------------
          Common Stocks (continued)
          Consumer Non-Durables (continued)

          Lodging -- 0.4%

   89,000 Starwood Hotels & Resorts Worldwide, Inc.    $2,119,313
          Photography -- 0.6%

   48,000 Eastman Kodak Co.                             3,525,000
          Retail -- 0.9%
   40,000 Albertsons, Inc.                              1,917,500
   35,700 May Department Stores Co.                     1,394,531
   34,000 Sears, Roebuck & Co.                          1,275,000
                                                      -----------
          Total                                         4,587,031
          Tobacco -- 3.3%
  300,000 Philip Morris Cos., Inc.                     11,231,250
  212,000 UST, Inc.                                     6,717,750
                                                      -----------
          Total                                        17,949,000

                                                      -----------
          Total Consumer Non-Durables                 121,401,916
          Energy -- 17.8%
          Domestic & International Oil -- 16.4%
  100,000 Atlantic Richfield Co.                        8,793,750
   91,000 (1)BP Amoco PLC, ADR                         10,203,375
   25,000 Chevron Corp.                                 2,306,250
  100,000 (1)Conoco, Inc., Class A                      2,675,000
  229,300 Exxon Corp.                                  18,086,037
   85,200 Mobil Corp.                                   8,722,350
  100,000 Occidental Petroleum Corp.                    2,168,750
  219,600 (1)Royal Dutch Petroleum Co., ADR            13,587,750
  192,200 Texaco, Inc.                                 12,204,700
  307,500 USX-Marathon Group                            9,570,937
                                                      -----------
          Total                                        88,318,899
          Oil Refining -- 1.4%
   80,000 Sunoco, Inc.                                  2,605,000
   91,100 Ultramar Diamond Shamrock Corp.               2,379,988
  130,100 Valero Energy Corp.                           2,764,625
                                                      -----------
          Total                                         7,749,613

                                                      -----------
          Total Energy                                 96,068,512
          Financial -- 20.6%
          Banks -- 12.4%

  128,500 Bank One Corp.                                5,156,062
   96,300 Bank of New York Co., Inc.                    3,442,725
  185,283 BankAmerica Corp                             11,209,621
   50,000 BankBoston Corp.                              2,321,875
  138,000 Chase Manhattan Corp.                        11,548,875
   52,000 (1)First American Corp.                       2,086,500
  123,000 First Union Corp.                             5,104,500
  120,400 Fleet Financial Group, Inc.                   4,793,425
   92,000 KeyCorp                                       2,668,000
   76,000 Mellon Bank Corp.                             2,536,500
   80,000 U.S. Bancorp, Inc.                            2,470,000
  129,000 Washington Mutual, Inc.                       4,095,750
  230,000 (1)Wells Fargo Co.                            9,156,875
                                                      -----------
          Total                                        66,590,708
          Financial Services -- 1.7%
  104,000 Fannie Mae                                    6,461,000
   64,000 Household International, Inc.                 2,416,000
                                                      -----------
          Total                                         8,877,000


(See Notes to Portfolios of Investments)

                                                                 August 31, 1999
                                                             [_] Marshall Funds

--------------------------------------------------------------------------------
 Equity Income Fund (continued)


 --------------------------------------------------------------

  Shares                Description                       Value

 --------------------------------------------------------------
          Common Stocks (continued)

          Financial (continued)
          Insurance -- 4.7%

  115,000 Ace, Ltd.                                  $2,465,312
  148,000 Allstate Corp.                              4,856,250
   71,100 CIGNA Corp.                                 6,385,669
   82,800 Hartford Financial Services Group, Inc.     3,762,225
   30,000 Lincoln National Corp.                      1,406,250
   33,000 Marsh & McLennan Cos., Inc.                 2,402,813
   65,000 Reliastar Financial Corp.                   2,929,063
   29,200 SAFECO Corp.                                1,040,250
                                                    -----------
          Total                                      25,247,832
          Real Estate Investment Trust -- 1.8%
   53,000 Duke Realty Investments, Inc.               1,189,188
   70,000 Equity Office Properties Trust              1,789,375
   68,000 Equity Residential Properties Trust         2,992,000

  151,140 Public Storage, Inc.                        3,929,640
                                                    -----------
          Total                                       9,900,203

                                                    -----------
          Total Financial                           110,615,743
          Raw Materials/Intermediate Goods -- 4.6%
          Chemicals -- 0.7%

   51,000 Air Products & Chemicals, Inc.              1,734,000
   61,300 Goodrich (B.F.) Co.                         2,264,269
                                                    -----------
          Total                                       3,998,269
          Metals -- 0.8%
   35,000 Reynolds Metals Co.                         2,215,938
   70,000 USX-U.S. Steel Group, Inc.                  1,890,000
                                                    -----------
          Total                                       4,105,938
          Paper -- 3.1%
  106,000 (1)Abitibi-Consolidated, Inc.               1,258,750
   75,000 Bowater, Inc.                               4,021,875
   52,200 Consolidated Papers, Inc.                   1,389,825
  110,000 Kimberly-Clark Corp.                        6,263,125
  101,000 (1)Mead Corp.                               3,768,562
                                                    -----------
          Total                                      16,702,137

                                                    -----------
          Total Raw Materials/ Intermediate Goods    24,806,344
          Utilities -- 20.8%

          Electric -- 5.7%

  105,000 CMS Energy Corp.                            4,154,062
  121,600 Duke Energy Corp.                           6,992,000
   40,000 Edison International                        1,015,000
   54,000 FPL Group, Inc.                             2,916,000
   98,600 NiSource, Inc.                              2,341,750
  164,300 Pinnacle West Capital Corp.                 6,243,400
  104,000 Southern Co.                                2,814,500
  102,700 Texas Utilities Co.                         4,152,931
                                                    -----------
          Total                                      30,629,643
          Gas Distribution -- 3.0%
   43,000 Columbia Energy Group                       2,539,688
   32,000 Consolidated Natural Gas Co.                2,038,000
   68,200 Enron Corp.                                 2,855,875
  100,000 Sonat, Inc.                                 3,612,500
   67,800 WICOR, Inc.                                 1,983,150
   75,000 Williams Cos., Inc. (The)                   3,093,750
                                                    -----------
          Total                                      16,122,963


 ------------------------------------------------------------------------------

  Shares or
  Principal

  Amount                          Description                             Value

 ------------------------------------------------------------------------------
              Common Stocks (continued)

              Utilities (continued)
              Telecommunications -- 12.1%

      327,500 (1)AT&T Corp.                                         $14,737,500
       76,000 Alltel Corp.                                            5,139,500
       68,000 Ameritech Corp.                                         4,292,500
       95,000 (1)Bell Atlantic Corp.                                  5,818,750
      229,000 GTE Corp.                                              15,715,125
      285,560 SBC Communications, Inc.                               13,706,880
      106,000 U.S. West, Inc.                                         5,538,500
                                                                   ------------
              Total                                                  64,948,755

                                                                   ------------
              Total Utilities                                       111,701,361

                                                                   ------------
              Total Common Stocks (identified cost $417,224,956)    525,126,539
              (2)Repurchase Agreement -- 1.9%

  $10,054,577 Lehman Brothers, Inc., 5.46%, dated 8/31/1999, due
               9/1/1999 (at amortized cost)                          10,054,577

                                                                   ------------
              Total Investments (identified cost $427,279,533)     $535,181,116

                                                                   ============
-------------------------------------------------------------------------------

 Large-Cap Growth & Income Fund


 -----------------------------------------------------------

  Shares               Description                     Value

 -----------------------------------------------------------
          Common Stocks -- 90.7%
          Basic Industries -- 4.2%
          Chemicals -- 1.0%

   65,000 Du Pont (E.I.) de Nemours & Co.         $4,119,375
          Paper -- 3.2%

  100,000 Bowater, Inc.                            5,362,500
  136,800 Kimberly-Clark Corp.                     7,789,050
                                                  ----------
          Total                                   13,151,550

                                                  ----------
          Total Basic Industries                  17,270,925
          Capital Goods -- 22.6%

          Aerospace & Related -- 1.0%

   92,300 Boeing Co.                               4,182,344
          Computer Services -- 8.1%
   25,000 (3)America Online, Inc.                  2,282,812
   79,900 Compaq Computer Corp.                    1,852,681
   58,200 International Business Machines Corp.    7,249,537

  157,000 (3)Microsoft Corp.                      14,532,312
   89,800 (3)Sun Microsystems, Inc.                7,139,100
                                                  ----------
          Total                                   33,056,442
          Electrical Equipment -- 5.0%
  119,600 General Electric Co.                    13,432,575
   70,000 Tyco International Ltd.                  7,091,875
                                                  ----------
          Total                                   20,524,450
          Electronics -- 8.5%
   98,300 (3)Applied Materials, Inc.               6,985,444
  142,400 (1)Intel Corp.                          11,703,500
   75,000 Micron Technology, Inc.                  5,592,188

(See Notes to Portfolios of Investments)

 Portfolio of Investments

--------------------------------------------------------------------------------
 Large-Cap Growth & Income Fund (continued)


 -----------------------------------------------------------------

  Shares                  Description                        Value

 -----------------------------------------------------------------
          Common Stocks (continued)

          Capital Goods (continued)
          Electronics (continued)

  111,800 Motorola, Inc.                               $10,313,550
                                                       -----------
          Total                                         34,594,682

                                                       -----------
          Total Capital Goods                           92,357,918
          Consumer Durables -- 2.0%
          Automotive -- 1.2%

   75,000 General Motors Corp.                           4,959,375
          Housewares -- 0.8%
   75,000 Newell Rubbermaid, Inc.                        3,075,000
                                                       -----------
          Total Consumer Durables                        8,034,375
          Consumer Non-Durables -- 31.4%
          Beverages & Foods -- 5.5%

   95,000 (1)Coca-Cola Co.                               5,682,187
  139,000 PepsiCo, Inc.                                  4,743,375
   50,000 Procter & Gamble Co.                           4,962,500
  105,100 (1)Quaker Oats Co.                             7,021,994
                                                       -----------
          Total                                         22,410,056
          Broadcasting -- 0.9%
  140,000 (1)(3)Infinity Broadcasting Corp., Class A     3,788,750
          Consumer Cyclical -- 1.2%

  100,800 (1)Nike, Inc., Class B                         4,662,000
          Drugs -- 4.2%
   98,300 American Home Products Corp.                   4,079,450
   93,000 Merck & Co., Inc.                              6,248,437
   65,800 Schering Plough Corp.                          3,458,612
   51,100 (1)SmithKline Beecham Corp., ADR               3,257,625
                                                       -----------
          Total                                         17,044,124
          Entertainment -- 3.7%
  104,400 Disney (Walt) Co.                              2,897,100
  140,000 Seagram Co. Ltd.                               7,428,750
   83,400 Time Warner, Inc.                              4,946,663
                                                       -----------
          Total                                         15,272,513
          Health Care -- 1.2%
  199,800 (1)Columbia/HCA Healthcare Corp.               4,920,075
          Media -- 3.3%
   95,900 Gannett Co., Inc.                              6,515,206
  179,400 New York Times Co., Class A                    7,007,813
                                                       -----------
          Total                                         13,523,019
          Medical Supplies -- 4.2%
  160,200 Abbott Laboratories                            6,948,675
   99,900 (1)Johnson & Johnson                          10,214,775
                                                       -----------
          Total                                         17,163,450
          Retail -- 5.8%
  125,000 (1)(3)Federated Department Stores, Inc.        5,750,000
   84,500 (3)Kohl's Corp.                                6,020,625

  115,400 (1)(3)Safeway, Inc.                            5,373,313
  271,600 Walgreen Co.                                   6,297,725
                                                       -----------
          Total                                         23,441,663



 ------------------------------------------------------------------------------

  Shares or
  Principal

  Amount                          Description                             Value

 ------------------------------------------------------------------------------
              Common Stocks (continued)

              Consumer Non-Durables (continued)
              Tobacco -- 1.4%

      156,700 Philip Morris Cos., Inc.                               $5,866,456
                                                                   ------------
              Total Consumer Non-Durables                           128,092,106
              Energy -- 8.7%

              International Oil & Gas -- 7.9%

       75,000 Amerada-Hess Corp.                                      4,654,688
      117,500 (1)Exxon Corp.                                          9,267,812
      247,900 (1)Occidental Petroleum Corp.                           5,376,331
      120,300 (1)Royal Dutch Petroleum Co., ADR                       7,443,562
       83,300 Texaco, Inc.                                            5,289,550
                                                                   ------------
              Total                                                  32,031,943
              Oil Services -- 0.8%
       50,000 (1)Schlumberger Ltd.                                    3,337,500
                                                                   ------------
              Total Energy                                           35,369,443
              Financial -- 15.2%
              Banks -- 5.3%

       84,756 BankAmerica Corp.                                       5,127,738
      170,400 Bank of New York Co., Inc.                              6,091,800
       62,200 Chase Manhattan Corp.                                   5,205,362
      149,800 Mellon Bank Corp.                                       4,999,575
                                                                   ------------
              Total                                                  21,424,475
              Insurance -- 2.9%
       95,156 American International Group, Inc.                      8,819,772
       84,680 UNUMProvident Corp.                                     3,053,773
                                                                   ------------
              Total                                                  11,873,545
              Other Financial -- 7.0%
       48,800 American Express Co.                                    6,710,000
      120,000 Citigroup, Inc.                                         5,332,500
       80,000 Federal Home Loan Mortgage Corp.                        4,120,000
      150,000 Franklin Resources, Inc.                                5,390,625
       20,000 (3)Goldman Sachs Group, Inc.                            1,196,250
      135,000 MGIC Investment Corp.                                   5,864,063
                                                                   ------------
              Total                                                  28,613,438

                                                                   ------------
              Total Financial                                        61,911,458
              Utilities -- 6.6%

              Telecommunications -- 6.6%

      110,550 AT&T Corp.                                              4,974,750
       92,900 Ameritech Corp.                                         5,864,313
       85,800 GTE Corp.                                               5,888,025
       64,900 (1)(3)MCI Worldcom, Inc.                                4,916,175
      111,700 (1)SBC Communications, Inc.                             5,361,600
                                                                   ------------
              Total                                                  27,004,863

                                                                   ------------
              Total Common Stocks (identified cost $226,026,610)    370,041,088
              (2)Repurchase Agreement -- 8.4%

  $34,311,205 Lehman Brothers, Inc., 5.46%, dated 8/31/1999, due
               9/1/1999 (at amortized cost)                          34,311,205

                                                                   ------------
              Total Investments (identified cost $260,337,815)     $404,352,293

                                                                   ============

(See Notes to Portfolios of Investments)

                                                                 August 31, 1999
                                                             [_] Marshall Funds

(See Notes to Portfolios of Investments)

--------------------------------------------------------------------------------
 Mid-Cap Value Fund


 -------------------------------------------------------------

  Shares                Description                      Value

 -------------------------------------------------------------
          Common Stocks -- 95.8%
          Capital Goods -- 13.8%
          Aerospace & Defense -- 1.2%

   20,600 Northrop Grumman, Corp.                   $1,493,500
          Computer Services -- 1.0%
   60,000 (3)Keane, Inc.                             1,301,250
          Computers -- 2.0%
  227,500 (3)Silicon Graphics, Inc.                  2,602,031
          Electronics -- 4.0%
   29,000 Avnet, Inc.                                1,283,250
   85,000 AVX Corp.                                  2,544,687
   70,000 (3)Arrow Electronics, Inc.                 1,391,250
                                                    ----------
          Total                                      5,219,187
          Other Capital Goods -- 5.6%
   52,500 Brady (W.H.) Co.                           1,575,000
  105,000 Cooper Tire & Rubber Co.                   1,995,000
   50,000 (3)Owens-Illinois, Inc.                    1,237,500
   65,000 Snap-On Tools Corp.                        2,197,813
   15,700 Steelcase, Inc., Class A                     228,631
                                                    ----------
          Total                                      7,233,944

                                                    ----------
          Total Capital Goods                       17,849,912
          Consumer Durables -- 2.5%
          Health Care -- 1.4%

   90,000 (3)HCR Manor Care, Inc.                    1,760,625
          Household Product/Wares -- 1.1%
   71,000 Jostens, Inc.                              1,428,875
                                                    ----------
          Total Consumer Durables                    3,189,500
          Consumer Non-Durables -- 26.2%
          Beverages & Foods -- 4.8%

   39,900 Darden Restaurants, Inc.                     623,437
  150,000 International Multifoods Corp.             3,403,125
  133,200 (3)Ralcorp Holdings, Inc.                  2,181,150
                                                    ----------
          Total                                      6,207,712
          Pharmaceuticals & Health Care -- 5.4%
  100,000 (3)First Health Group Corp.                2,156,250
   75,000 Mallinckrodt, Inc.                         2,404,688
  139,700 (1)(3)Tenet Healthcare Corp.               2,436,019
                                                    ----------
          Total                                      6,996,957
          Retail -- 5.8%
   40,000 (1)(3)Federated Department Stores, Inc.    1,840,000
   35,100 (3)Lands' End, Inc.                        1,768,163
   40,000 (3)Payless ShoeSource, Inc.                1,995,000
   65,000 Shopko Stores, Inc.                        1,860,625
                                                    ----------
          Total                                      7,463,788
          Services -- 7.8%
   62,000 (3)Bell & Howell Group, Inc.               2,077,000
   60,000 (1)Dun & Bradstreet Corp.                  1,571,250
  167,600 (1)Ikon Office Solutions, Inc.             1,864,550
   99,500 (1)(3)Interim Services, Inc.               1,834,531
   90,000 Viad Corp.                                 2,694,375
                                                    ----------
          Total                                     10,041,706
          Tobacco -- 2.4%
   96,000 UST, Inc.                                  3,042,000
                                                    ----------
          Total Consumer Non-Durables               33,752,163


 ----------------------------------------------------------------------

  Shares                     Description                          Value

 ----------------------------------------------------------------------
          Common Stocks (continued)

          Energy -- 11.9%
          Oil & Gas Products -- 6.0%

   90,000 Noble Affiliates, Inc.                             $2,790,000
   73,320 USX-Marathon                                        2,282,085
   64,500 Unocal Corp.                                        2,700,937
                                                             ----------
          Total                                               7,773,022
          Oil Services -- 5.9%
   67,000 (3)Cooper Cameron Corp.                             2,788,875
  166,000 (3)Rowan Companies, Inc.                            3,091,750
   50,000 Transocean Offshore, Inc.                           1,700,000
                                                             ----------
          Total                                               7,580,625

                                                             ----------
          Total Energy                                       15,353,647
          Financial -- 14.9%
          Banking -- 3.9%

   60,000 Amcore Financial, Inc.                              1,312,500
   60,000 Associated Banc Corp.                               2,115,000
   40,000 (1)First Midwest Bancorp, Inc.                      1,595,000
                                                             ----------
          Total                                               5,022,500
          Financial Services -- 1.7%
   65,000 Deluxe Corp.                                        2,214,062
          Insurance -- 4.4%
   73,000 Ace, Ltd.                                           1,564,937
   87,600 Everest Re Holdings, Inc.                           2,430,900
   60,400 Torchmark Corp.                                     1,721,400
                                                             ----------
          Total                                               5,717,237
          Other Financial -- 4.9%
   36,000 MGIC Investment Corp.                               1,563,750
   65,000 Radiant Group, Inc.                                 3,010,313
   88,720 (1)Trizec Hahn Corp.                                1,730,040
                                                             ----------
          Total                                               6,304,103

                                                             ----------
          Total Financial                                    19,257,902
          Raw Materials/Intermediate Goods -- 14.0%
          Chemicals -- 6.8%

  125,000 Agrium, Inc.                                        1,265,625
   50,000 Ferro Corp.                                         1,200,000
   30,000 Fuller (H.B.) Co.                                   1,807,500
   48,150 (1)Imperial Chemical Industries, PLC, ADR           2,202,862
  100,000 Millennium Chemicals, Inc.                          2,300,000
                                                             ----------
          Total                                               8,775,987
          Intermediate Goods -- 1.9%
   59,327 Hanson PLC, ADR                                     2,513,982
          Paper & Related Products -- 4.2%
  175,000 (1)Abitibi-Consolidated, Inc.                       2,078,125
   71,000 Consolidated Papers, Inc.                           1,890,375
   39,800 Mead Corp.                                          1,485,038
                                                             ----------
          Total                                               5,453,538
          Steel -- 1.1%
   50,000 USX-U.S. Steel Group, Inc.                          1,350,000
                                                             ----------
          Total Raw Materials/Intermediate Goods             18,093,507
          Telecommunications -- 3.7%

          Services -- 3.7%

   44,410 (3)AT&T Corp.-Liberty Media Group, Inc., Class A    1,421,120
   47,500 Telephone and Data System, Inc.                     3,301,250

                                                             ----------
          Total Telecommunications                            4,722,370


 Portfolio of Investments

--------------------------------------------------------------------------------
 Mid-Cap Value Fund (continued)


 -----------------------------------------------------------------------------

  Shares or
  Principal

  Amount                         Description                             Value

 -----------------------------------------------------------------------------
             Common Stocks (continued)

             Transportation -- 3.4%
             Other Transportation -- 2.1%

     112,680 Alexander and Baldwin, Inc.                            $2,725,448
             Rails -- 1.3%
      25,000 (1)Canadian National Railway Co.                        1,589,063
                                                                  ------------
             Total Transportation                                    4,314,511
             Utilities -- 5.4%

             Electric -- 3.7%

      75,000 Edison International                                    1,903,125
      75,000 Pinnacle West Capital Corp.                             2,850,000
                                                                  ------------
             Total                                                   4,753,125
             Electric Distribution -- 1.7%
      95,000 NiSource, Inc.                                          2,256,250
                                                                  ------------
             Total Utilities                                         7,009,375

                                                                  ------------
             Total Common Stocks (identified cost $107,094,312)    123,542,887
             (2)Repurchase Agreement -- 5.8%

  $7,481,048 Lehman Brothers, Inc., 5.46%, dated 8/31/1999, due
              9/1/1999 (at amortized cost)                           7,481,048

                                                                  ------------
             Total Investments (identified cost $114,575,360)     $131,023,935

                                                                  ============
------------------------------------------------------------------------------

 Mid-Cap Growth Fund


 ----------------------------------------------------------------------

  Shares                     Description                          Value

 ----------------------------------------------------------------------
          Common Stocks -- 95.0%
          Capital Goods -- 31.4%
          Computer Services -- 2.7%

  150,000 (3)FIserv, Inc.                                    $4,621,875
   80,000 (3)Transaction Systems Architects, Inc., Class A    2,355,000
   70,000 (1)(3)ZDNet                                         1,058,750
                                                             ----------
          Total                                               8,035,625
          Computers -- 3.4%
  130,000 (1)(3)Lexmark Intl. Group, Class A                 10,237,500
          Electrical Equipment -- 1.4%
  125,000 (1)Molex, Inc.                                      4,007,813
          Semi-Conductor -- 8.6%
  125,000 (3)Altera Corp.                                     5,265,625
   85,000 (3)Conexant Systems, Inc.                           6,109,375
  110,000 (3)Teradyne, Inc.                                   7,486,875
  100,000 (1)(3)Vitesse Semiconductor Corp.                   6,800,000
                                                             ----------
          Total                                              25,661,875
          Technology -- 15.3%
   90,000 (3)CommScope, Inc.                                  3,099,375
   25,000 (3)Gemstar International Group Ltd.                 1,725,000
  125,000 (3)General Instrument Corp.                         6,148,438
   25,000 (3)Inktomi Corp.                                    2,834,375
   55,000 (1)(3)Intuit, Inc.                                  4,925,938
  100,000 (3)Jabil Circuit, Inc.                              4,481,250


 -----------------------------------------------------------------

  Shares                  Description                        Value

 -----------------------------------------------------------------
          Common Stocks (continued)

          Capital Goods (continued)
          Technology (continued)

  100,000 (1)(3)JDS Uniphase Corp.                     $10,606,250
   60,000 (1)(3)SDL, Inc.                                4,912,500
   75,000 (3)Veritas Software Corp.                      4,443,750
   50,000 (3)Verity, Inc.                                2,437,500
                                                       -----------
          Total                                         45,614,376

                                                       -----------
          Total Capital Goods                           93,557,189
          Consumer Non-Durables -- 44.0%
          Broadcasting -- 13.7%

  125,000 (1)(3)American Tower Systems Corp.             2,843,750
  125,000 (3)AMFM, Inc.                                  6,156,250
  100,000 (3)Cox Radio, Inc., Class A                    5,300,000
  100,000 (3)Crown Castle International Corp.            1,512,500
  100,000 (3)Cumulus Media, Inc., Class A                2,787,500
  120,000 (3)Hispanic Broadcasting Corp.                 8,970,000
  125,000 (1)(3)Infinity Broadcasting Corp., Class A     3,382,813
  110,000 (3)USA Networks, Inc.                          4,936,250
  125,000 (3)Westwood One, Inc.                          4,796,875
                                                       -----------
          Total                                         40,685,938
          Collectibles -- 0.5%
  125,000 (3)The Boyds Collection, Ltd.                  1,679,688
          Drugs -- 3.3%
   50,000 (3)Biogen, Inc.                                3,837,500
  100,000 (3)Forest Labratories, Inc., Class A           4,843,750
  175,000 (3)North American Vaccine, Inc.                1,203,125
                                                       -----------
          Total                                          9,884,375
          Health Care -- 2.3%
   50,000 (1)(3)CareInsite, Inc.                         2,387,500
   50,000 (3)VISX, Inc.                                  4,525,000
                                                       -----------
          Total                                          6,912,500
          Leisure & Recreation -- 8.7%
  125,000 Harley Davidson, Inc.                          6,812,500
  175,000 (1)Royal Caribbean Cruises, Ltd.               8,192,188
  125,000 (1)(3)Speedway Motorsports, Inc.               4,664,063
  220,000 (3)Steiner Leisure Ltd.                        6,132,500
                                                       -----------
          Total                                         25,801,251
          Lodging -- 1.4%
   90,000 (1)Four Seasons Hotels, Inc.                   4,050,000
          Publishing -- 0.5%
   75,000 (1)(3)Playboy Enterprises, Inc., Class B       1,579,688
          Restaurants -- 1.7%

  125,000 (1)(3)Papa Johns International, Inc.           4,968,750
          Retail -- 11.9%
  175,000 (3)99 Cents Only Stores                        6,300,000
   90,000 (3)Abercrombie & Fitch Co., Class A            3,138,750
  150,000 (3)Bed Bath & Beyond, Inc.                     4,125,000
  100,000 (3)Best Buy Co., Inc.                          7,025,000
  150,000 (3)Kohl's Corp.                               10,687,500
  175,000 (3)Rayovac Corp.                               4,112,500
                                                       -----------
          Total                                         35,388,750

                                                       -----------
          Total Consumer Non-Durables                  130,950,940


(See Notes to Portfolios of Investments)

                                                                 August 31, 1999
                                                             [_] Marshall Funds

--------------------------------------------------------------------------------
 Mid-Cap Growth Fund (continued)


 -----------------------------------------------------------------------------

  Shares or
  Principal

  Amount                         Description                             Value

 -----------------------------------------------------------------------------
             Common Stocks (continued)

             Financial -- 8.4%
             Banks -- 2.7%

     100,000 First Tennessee National Corp.                         $3,200,000
     100,000 (1)Zions Bancorp                                        4,975,000
                                                                  ------------
             Total                                                   8,175,000
             Financial Services -- 1.7%
     125,000 (1)PaineWebber Group, Inc.                              4,906,250
             Insurance -- 1.8%
     100,000 Ambac Financial Group, Inc.                             5,281,250
             Other Financial -- 2.2%
     150,000 MGIC Investment Corp.                                   6,515,625
                                                                  ------------
             Total Financial                                        24,878,125
             Telecommunications -- 7.6%
      75,000 (1)(3)Adelphia Communications Corp., Class A            4,650,000
     100,000 (3)Allegiance Telecom, Inc.                             6,012,500
     200,000 (3)Tellabs, Inc.                                       11,912,500
                                                                  ------------
             Total Telecommunications                               22,575,000
             Utilities -- 3.6%

             Oil & Gas -- 3.6%

     125,000 (3)Nabors Industries, Inc.                              3,398,438
     125,000 (3)Noble Drilling Corp.                                 3,078,125
     100,000 Williams Cos., Inc. (The)                               4,125,000
                                                                  ------------
             Total Utilities                                        10,601,563

                                                                  ------------
             Total Common Stocks (identified cost $216,033,557)    282,562,817
             Corporate Bonds -- 1.3%
             Consumer Non-Durables -- 1.3%
             Health Care -- 1.3%
  $4,400,000 Sunrise Assisted Living, Inc., Sub. Note, 5.50%,
              6/15/2002 (identified cost $4,382,835)                 4,036,028

             (4)U.S. Treasury Bill -- 0.2%

     500,000 11/18/1999 (identified cost $495,006)                     494,990
                                                                  ------------
             Total Investments in Securities (identified cost
              $220,911,398)                                        287,093,835

             (2)Repurchase Agreement -- 3.3%
   9,892,476 Lehman Brothers, Inc., 5.46%, dated 8/31/1999, due

              9/1/1999 (at amortized cost)                           9,892,476

                                                                  ------------
             Total Investments (identified cost $230,803,874)     $296,986,311

                                                                  ============

--------------------------------------------------------------------------------

 Small-Cap Growth Fund


 ----------------------------------------------------------------------

  Shares                     Description                          Value

 ----------------------------------------------------------------------
          Common Stocks -- 93.4%
          Capital Goods -- 30.3%
          Computer Services -- 7.0%

   65,000 (3)Cheap Tickets, Inc.                             $2,405,000
   75,000 (3)Diamond Technology Partners, Class A             2,484,375
   50,000 (3)Transaction Systems Architects, Inc., Class A    1,471,875
   60,000 (3)ZDNet                                              907,500
                                                             ----------
          Total                                               7,268,750
          Electrical Equipment -- 0.9%
   75,000 (3)WESCO International, Inc.                          946,875
          Semi-Conductor -- 10.2%
   15,000 (3)Applied Micro Circuits Corp.                     1,383,750
   60,000 (3)Cymer, Inc.                                      2,096,250
   25,000 (3)Dupont Photomasks, Inc.                          1,340,625
   55,000 (3)Triquint Semiconductor, Inc.                     2,908,125
   70,000 (3)Xircom, Inc.                                     2,786,875
                                                             ----------
          Total                                              10,515,625
          Technology -- 12.2%
    5,000 (3)Agile Software Corp.                               248,750
   75,000 (3)Artesyn Technologies, Inc.                       1,645,312
   30,000 (3)Digital River, Inc.                                721,875
   50,000 (3)Flextronics International Ltd.                   2,934,375
   30,000 (3)Harmonic Lightwaves, Inc.                        3,780,000
   40,000 (3)SDL, Inc.                                        3,275,000
                                                             ----------
          Total                                              12,605,312

                                                             ----------
          Total Capital Goods                                31,336,562
          Consumer Non-Durables -- 48.6%
          Banks -- 1.8%

   70,000 Cullen Frost Bankers, Inc.                          1,828,750
          Broadcasting -- 16.3%
  100,000 (3)American Tower Systems Corp.                     2,275,000
   40,000 (3)Cox Radio, Inc., Class A                         2,120,000
   75,000 (3)Cumulus Media, Inc., Class A                     2,090,625
   75,000 (3)Hearst-Argyle Television, Inc.                   1,898,437
   25,000 (3)Hispanic Broadcasting Corp.                      1,868,750
  110,000 (3)Pinnacle Holdings, Inc.                          2,770,625
   50,000 (3)Salem Communications Corp.                       1,375,000
   65,000 (3)Westwood One, Inc.                               2,494,375
                                                             ----------
          Total                                              16,892,812
          Communication Services -- 2.4%
   40,000 (3)Adelphia Communications Corp., Class A           2,480,000
          Drugs -- 0.5%
   75,000 (3)North American Vaccine, Inc.                       515,625
          Education -- 0.8%
   60,000 (3)Education Management Corp.                         776,250
          Health Care -- 2.3%
   40,000 (3)Medical Manager Corp.                            2,380,000
          Leisure & Recreation -- 7.3%
   60,000 (3)Playboy Enterprises, Inc., Class B               1,263,750
   75,000 (3)Speedway Motorsports, Inc.                       2,798,437
  125,000 (3)Steiner Leisure Ltd.                             3,484,375
                                                             ----------
          Total                                               7,546,562
          Medical Supplies -- 1.9%
   75,000 (3)Sybron International Corp.                       1,931,250

(See Notes to Portfolios of Investments)

 Portfolio of Investments

--------------------------------------------------------------------------------
 Small-Cap Growth Fund (continued)


 ------------------------------------------------------------------------------

  Shares or
  Principal

  Amount                         Description                              Value

 ------------------------------------------------------------------------------
             Common Stocks (continued)

             Consumer Non-Durables (continued)
             Restaurants -- 2.9%

      75,000 (3)Papa Johns International, Inc.                       $2,981,250
             Retail -- 11.0%
      60,000 (3)99 Cents Only Stores                                  2,160,000
     100,000 (3)Pacific Sunwear of California                         2,325,000
     100,000 (3)Rayovac Corp.                                         2,350,000
      60,000 (3)The Boyds Collection, Ltd.                              806,250
      50,000 (3)Too, Inc.                                               878,125
      50,000 (3)Williams-Sonoma, Inc.                                 1,950,000
     125,000 (3)Zany Brainy, Inc.                                       953,125
                                                                   ------------
             Total                                                   11,422,500
             Other Services -- 1.4%
      50,000 (3)CoStar Group, Inc.                                    1,434,375
                                                                   ------------
             Total Consumer Non-Durables                             50,189,374
             Energy -- 3.3%

             Oil & Gas Equipment Services -- 3.3%

      60,000 (3)BJ Services Co.                                       2,055,000
      40,000 (3)Petroleum Geo-Services, ADR                             817,500
      75,000 (3)U.S. Liquids, Inc.                                      557,813
                                                                   ------------
             Total Energy                                             3,430,313
             Financial -- 3.6%
      50,000 Radian Group, Inc.                                       2,315,625
      75,000 Raymond James Financial, Inc.                            1,467,188
                                                                   ------------
             Total Financial                                          3,782,813
             Telecommunications -- 7.6%
      50,000 (3)Dycom Industries, Inc.                                1,543,750
      25,000 (3)MGC Communications, Inc.                                575,000
      60,000 (3)Quanta Services, Inc.                                 1,346,250
      25,000 (3)Splitrock Services, Inc.                                281,250
      75,000 (3)Time Warner Telecom, Inc., Class A                    2,025,000
      50,000 (3)VoiceStream Wireless Corp.                            2,062,500
                                                                   ------------
             Total Telecommunications                                 7,833,750

                                                                   ------------
             Total Common Stocks (identified cost $91,297,454)       96,572,812
             Corporate Bonds -- 1.7%

             Consumer Non-Durables -- 1.7%
             Health Care -- 1.7%

  $1,900,000 Sunrise Assisted Living, Inc., Sub. Note, 5.50%,
              6/15/2002 (identified cost $1,893,055)                  1,742,832

             (4)U.S. Treasury -- 0.2%

     250,000 United States Treasury Bill, 11/18/1999 (identified
              cost $247,503)                                            247,495

                                                                   ------------
             Total Investments in Securities (identified

              cost $93,438,012)                                      98,563,139
             (2)Repurchase Agreement -- 6.2%
   6,377,872 Lehman Brothers, Inc., 5.46%, dated 8/31/1999, due
              9/1/1999 (at amortized cost)                            6,377,872

                                                                   ------------
             Total Investments (identified cost $99,815,884)       $104,941,011

                                                                   ============

--------------------------------------------------------------------------------
 International Stock Fund


 ----------------------------------------------------------------

  Shares                  Description                       Value

 ----------------------------------------------------------------
          Common Stocks -- 98.4%
          Australia -- 2.4%

  215,000 Amcor Ltd.                                   $1,120,695
   46,000 Brambles Industries Ltd.                      1,281,785
  111,400 Broken Hill Proprietary Co. Ltd.              1,198,334
  440,000 Fosters Brewing Group Ltd.                    1,289,313
  115,000 National Australia Bank Ltd., Melbourne       1,739,225

                                                       ----------
          Total                                         6,629,352
          Canada -- 2.9%
   72,900 (3)Celestica, Inc.                            3,152,925
   62,800 Nortel Networks Corp.                         2,578,725
   49,100 Suncor Energy, Inc.                           2,020,259
                                                       ----------
          Total                                         7,751,909
          Finland -- 3.5%
   46,900 Nokia Oyj, Class A, ADR                       3,910,288
   79,100 (3)Sonera Group                               1,920,362
  107,000 UPM-Kymmene OY                                3,706,969
                                                       ----------
          Total                                         9,537,619
          France -- 7.4%
    9,800 Accor SA                                      2,361,586
    8,900 (1)Alcatel                                    1,365,155
   19,519 Axa                                           2,432,354
   10,900 Carrefour SA                                  1,775,706
    7,100 (1)Compagnie de St. Gobain                    1,374,464
   16,392 Elf Aquitaine SA                              2,878,485
   13,000 Groupe Danone                                 3,220,729
   10,400 LVMH                                          3,169,571
   17,900 Vivendi                                       1,384,186
                                                       ----------
          Total                                        19,962,236
          Germany -- 6.5%
   30,500 Bayer AG                                      1,327,681
   23,500 DaimlerChrysler AG                            1,774,966
   40,700 Deutsche Bank AG                              2,785,625
   17,100 Mannesmann AG                                 2,626,556
   83,200 Preussag AG                                   4,743,905
   51,700 Siemens AG                                    4,353,389
                                                       ----------
          Total                                        17,612,122
          Great Britain -- 15.6%
  181,000 Amvescap PLC                                  1,552,058
  271,000 BP Amoco PLC                                  5,026,907
  180,000 British Telecommunication PLC                 2,756,841
  157,570 GKN PLC                                       2,408,238
  172,000 General Electric Co. PLC                      1,718,392
  124,600 Glaxo Wellcome PLC                            3,273,957
  110,200 Imperial Chemical Industries, PLC             1,253,439
  101,500 Kingfisher PLC                                1,221,434
  150,000 Lloyds TSB Group PLC                          2,076,560
   90,200 Next PLC                                      1,037,564
   75,000 Ocean Group PLC                               1,216,253
  175,000 Peninsular & Oriental Steam Navigation Co.    2,815,401
   69,700 Rio Tinto PLC                                 1,250,288

  110,000 Royal Bank of Scotland PLC, Edinburgh         2,268,731
  245,500 Siebe PLC                                     1,255,975
  172,000 SmithKline Beecham Corp.                      2,238,614
   92,500 Standard Chartered PLC                        1,346,767
  209,800 Vodafone AirTouch PLC                         4,225,830

(See Notes to Portfolios of Investments)

                                                                 August 31, 1999
                                                             [_] Marshall Funds

--------------------------------------------------------------------------------
 International Stock Fund (continued)


 ---------------------------------------------------------------------

  Shares                    Description                          Value

 ---------------------------------------------------------------------
          Common Stocks (continued)

          Great Britain (continued)

  342,000 WPP Group PLC                                     $3,196,719
                                                            ----------
          Total                                             42,139,968
          Hong Kong -- 3.3%
  320,000 HSBC Holdings PLC                                  3,965,714
  415,000 (1)Hutchison Whampoa                               4,048,506
  189,000 Television Broadcasting                              847,042
                                                            ----------
          Total                                              8,861,262
          Ireland -- 1.7%
  170,000 Bank of Ireland                                    1,541,181
  131,400 CRH PLC                                            2,981,581
                                                            ----------
          Total                                              4,522,762
          Israel -- 1.1%
   38,400 (3)Check Point Software Technologies Ltd.          2,961,600
          Italy -- 0.5%
   32,000 Banca Popolare di Brescia                          1,403,132
          Japan -- 24.0%
  288,000 Bank of Tokyo-Mitsubishi Ltd.                      4,306,764
   27,000 Benesse Corp.                                      4,692,002
   49,000 Canon, Inc.                                        1,434,124
  160,000 Daiwa Securities Co. Ltd.                          1,450,222
    9,500 Fast Retailing Co. Ltd.                            1,537,934
  237,000 Fujitsu Ltd.                                       6,958,155
   95,000 Kao Corp.                                          2,702,245
   36,100 Matsushita Communication                           3,073,956
   18,000 Murata Manufacturing Co. Ltd.                      1,448,758
   90,000 NEC Corp.                                          1,465,222
      260 (3)NTT Mobile Communication Network, Inc. (New)    4,304,203
       65 NTT Mobile Communication Network, Inc.             1,081,996

   11,700 Nintendo Corp. Ltd.                                2,033,201
      310 Nippon Telegraph & Telephone Corp.                 3,487,447
    8,800 Ryohin Keikaku Co. Ltd.                            1,738,510
  117,000 Sanwa Bank Ltd, Osaka                              1,605,158
   12,000 Secom Co.                                          1,640,829
  245,000 Sharp Corp.                                        3,742,168
   82,500 Shin-Etsu Chemical Co.                             3,365,345
    4,400 Shokoh Fund & Co.                                  3,191,293
   16,000 Sony Corp.                                         2,075,090
   67,000 Takeda Chemical Industries                         3,370,375
   19,000 Takefuji, Corp.                                    3,060,228
   21,000 Yamada Denki, Co.                                  1,344,492
                                                            ----------
          Total                                             65,109,717
          Korea -- 2.4%
   64,000 Kookmin Bank                                         894,720
   43,600 (1)Pohang Iron and Steel Co. Ltd., ADR             1,602,300
   80,429 (1)SK Telecom Co. Ltd., ADR                          909,853
   16,600 Samsung Electronics Co.                            3,149,852
                                                            ----------
          Total                                              6,556,725
          Mexico -- 1.3%
   63,500 (3)Fomento Economico Mexicano, SA de C.V., ADR     2,099,469
   20,378 (1)Telefonos de Mexico, Class L, ADR               1,515,614

                                                            ----------
          Total                                              3,615,083



 ----------------------------------------------------------------------------

  Shares                        Description                             Value

 ----------------------------------------------------------------------------
            Common Stocks (continued)

            Netherlands -- 9.8%

     23,600 AEGON NV                                               $2,067,123
     31,500 Ahold NV                                                1,129,625
     30,400 Akzo Nobel NV                                           1,416,587
     44,200 (3)Benckiser NV                                         2,702,552
     49,032 Philips Electronics NV                                  5,059,770
      4,784 Philips Electronics NV, ADR                               491,855
     68,000 Royal Dutch Petroleum Co.                               4,186,545
     98,800 (3)STMicroelectronics NV                                6,568,801
     23,000 (3)United Pan-Europe Communications NV                  1,396,573
     37,000 VNU-Verenigde Nederlandse Uitgeversbedrijven
             Verenigd Bezit                                         1,420,798

                                                                 ------------
            Total                                                  26,440,229
            Singapore -- 2.6%
    450,000 Keppel Corp.                                            1,456,786
    130,000 Oversea-Chinese Banking Corp. Ltd.                        911,197
    130,000 Singapore Airlines Ltd.                                 1,220,077
    360,000 Venture Manufacturing (Singapore) Ltd.                  3,442,827
                                                                 ------------
            Total                                                   7,030,887
            Spain -- 3.1%
    266,000 Banco Santander Central Hispano, SA                     2,676,000
    174,800 Repsol SA                                               3,653,863
     20,700 Repsol SA, ADR                                            432,113
     95,844 Telefonica SA                                           1,530,967
                                                                 ------------
            Total                                                   8,292,943
            Sweden -- 2.3%
     52,300 Hennes & Mauritz AB,

             Class B                                                1,324,493
    245,000 Skandia Forsakrings AB                                  4,999,393
                                                                 ------------
            Total                                                   6,323,886
            Switzerland -- 5.0%
     32,945 (3)ABB Ltd.                                             3,385,336
      2,510 Adecco SA                                               1,385,503
      9,500 Credit Suisse Group                                     1,796,126
      1,150 Holderbank Financiere Glarus AG, Class B                1,417,829
      1,050 Nestle SA                                               2,075,428
        300 Roche Holding AG                                        3,474,582
                                                                 ------------
            Total                                                  13,534,804
            United States -- 3.0%
     58,700 (3)Comverse Technology, Inc.                            4,578,600
     18,000 Pharmacia & Upjohn, Inc.                                  940,500
     26,000 Tyco International Ltd.                                 2,634,125
                                                                 ------------
            Total                                                   8,153,225

                                                                 ------------
            Total Common Stocks (identified cost $236,076,454) 266,439,461
            Mutual Fund -- 0.9% United States -- 0.9%

  2,442,885 Seven Seas Money Market Fund (at net asset value)       2,442,885
                                                                 ------------
            Total Investments (identified cost $238,519,339)     $268,882,346

                                                                 ============

(See Notes to Portfolios of Investments)

 Portfolio of Investments

--------------------------------------------------------------------------------
 Government Income Fund


 ---------------------------------------------------------------------------

  Principal

  Amount                         Description                           Value

 ---------------------------------------------------------------------------
             Asset-Backed Securities -- 5.1%
  $6,000,000 Green Tree Home Equity Loan Trust, Series 1998-B,
              Class B1, 7.810%, 11/15/2029                        $5,878,560

  10,643,000 Greenwich Capital Acceptance, 7.150%, 8/10/2020      10,431,311

                                                                  ----------
             Total Asset-Backed Securities

              (identified cost $16,665,899)                       16,309,871
             Collateralized Mortgage Obligations -- 3.1%
   4,856,679 IMC Excess Cashflow Securities Trust 1997-A,
              7.410%, 11/26/2028                                   4,409,719
     663,557 Independent National Mortgage Corp., 7.250%,
              11/25/2010                                             666,129
   5,000,000 Salomon Brothers Mortgage Sec. VII 1999-1, 6.909%,
              4/25/2029                                            4,801,925

                                                                  ----------
             Total Collateralized Mortgage Obligations

              (identified cost $10,511,964)                        9,877,773
             Corporate Bonds -- 2.7%

   4,000,000 (7)HSB Group, Inc., 6.220%, 10/15/1999                3,866,480
   5,000,000 (7)TXU Gas Capital, 6.699%, 10/1/1999                 4,864,300
                                                                  ----------
             Total Corporate Bonds

              (identified cost $8,898,950)                         8,730,780
             Mortgage Backed Securities -- 68.8%
             Federal Home Loan Mortgage
              Corporation -- 16.6%

   5,486,395 7.000%, 11/1/2009                                     5,453,806
   3,950,432 7.000%, 5/1/2027                                      3,840,571
  19,265,788 7.000%, 4/1/2029                                     18,724,034
   4,340,282 7.500%, 4/1/2024                                      4,325,351
  15,001,500 7.500%, 8/1/2029                                     14,912,391
   2,156,375 8.500%, 9/1/2024                                      2,225,789
      13,729 8.750%, 4/1/2001                                         13,894
   3,069,355 9.000%, 6/1/2019                                      3,224,725
       2,445 9.500%, 2/1/2001                                          2,477
       3,834 10.500%, 10/1/2000                                        3,868
                                                                  ----------
             Total                                                52,726,906
             Federal National Mortgage Association -- 29.7%
  20,000,000 6.500%, 9/1/2006                                     19,587,600
  20,813,110 7.000%, 5/1/2029                                     19,961,022
  14,988,444 7.500%, 8/1/2029                                     14,707,411
  20,000,000 7.500%, TBA                                          19,862,400
   3,140,309 8.000%, 11/1/2027                                     3,180,536
   9,387,740 8.000%, 10/1/2028                                     9,510,907
   7,471,951 8.000%, 8/1/2029                                      7,567,667
                                                                  ----------
             Total                                                94,377,543
             Government National Mortgage

              Association -- 22.5%

  12,630,826 7.000%, 4/15/2029                                    12,279,563
   4,080,928 7.500%, 8/15/2025                                     4,060,524
  15,542,005 7.500%, 8/15/2025                                    15,410,830
  17,723,053 7.500%, 12/15/2025                                   17,573,470
  12,782,772 8.000%, 10/15/2017                                   13,126,373
   7,423,522 8.500%, 9/15/2028                                     7,676,367


 ------------------------------------------------------------------------------

  Principal

  Amount                         Description                              Value

 ------------------------------------------------------------------------------
             Mortgage Backed Securities (continued)
             Government National Mortgage

              Association (continued)

  $1,306,430 9.500%, 10/15/2024                                      $1,411,754
       3,529 10.500%, 10/15/2000                                          3,579
       2,657 10.500%, 10/15/2000                                          2,695
       6,734 11.000%, 11/15/2000                                          6,862
                                                                   ------------
             Total                                                   71,552,017

                                                                   ------------
             Total Mortgage Backed Securities (identified cost
              $223,195,146)                                         218,656,466

             U.S. Treasury Note -- 4.7%

  15,000,000 (1)5.250%, 5/31/2001 (identified cost $14,928,125)      14,884,650
                                                                   ------------
             Total Investments in Securities (identified cost
              $274,200,084)                                         268,459,540

             (2)Repurchase Agreement -- 24.2%
  76,866,559 Lehman Brothers, Inc., 5.460%, dated 8/31/1999, due

              9/1/1999 (at amortized cost)                           76,866,559

                                                                   ------------
             Total Investments (identified cost $351,066,643)      $345,326,099

                                                                   ============
-------------------------------------------------------------------------------

 Intermediate Bond Fund


 ------------------------------------------------------------------------------

  Principal

  Amount                          Description                             Value

 ------------------------------------------------------------------------------
             Asset-Backed Securities -- 14.3%
  $9,000,000 Aircraft Finance Trust, Class C, 8.000%, 5/15/2024      $8,353,035
   5,500,000 ARG Funding Corp., Class A2, 5.88%, 5/20/2002            5,398,415

  10,000,000  Bridgestone/Firestone Master Trust 1996-1, Class A, 6.17%,
              7/1/2003 10,042,700

   5,000,000 (7)DLJ Commercial Mortgage Corp. 1998-STF2, Class A1,
              5.830%, 9/1/1999                                        5,006,650

   6,000,000 (5)DLJ Leverage Loan Funding, Class B1, 6.693%,
              9/15/2005                                               5,755,320
   7,750,000  First USA Credit Card Master Trust 1998-9, Class A, 5.28%,
              9/18/2006 7,338,553

   7,000,000 Green Tree Home Equity Loan Trust, Series 1998-B,
              Class B1, 7.81%, 11/15/2029                             6,858,320

  12,000,000 J.P. Morgan Commercial Mortgage Finance Corp. 1997-
              C5, Class A2, 7.069%, 9/15/2029                        11,926,500

  10,000,000 Metris Master Trust 1997-1, Class A, 6.87%,

              11/20/2005                                             10,109,100

   2,817,630 Pegasus Aviation Lease Securitization 1999-1A, Class
              A1, 6.30%, 3/25/2029                                    2,739,919

  12,000,000 TMS Home Equity Trust 1996-B, Class A7, 7.55%,
              2/15/2020                                              12,049,260
                                                                     ----------
             Total Asset-Backed Securities

              (identified cost $87,219,456)                          85,577,772

(See Notes to Portfolios of Investments)

                                                                 August 31, 1999
                                                             [_] Marshall Funds

--------------------------------------------------------------------------------
 Intermediate Bond Fund (continued)


 ------------------------------------------------------------------------------

  Principal

  Amount                          Description                             Value

 ------------------------------------------------------------------------------
             Collateralized Mortgage Obligations -- 9.8%
  $5,000,000 (5)Criimi Mae CMBS Corp., Series 1998-1, Class A2,
              6.009%, 2/20/2005                                      $4,623,650

   6,000,000 (5)Criimi Mae CMBS Corp., Series 1998-1, Class A3,
              6.306%, 12/20/2007                                      5,305,560

   9,000,000 DLJ Commercial Mortgage Corp., Series 1998-CG1, Class
              A1B, 6.410%, 5/10/2008                                  8,423,145

     233,155 Delta Funding Home Equity Loan Trust, Series 1997-3,
              Class A2F, 6.59%, 9/25/2012                               233,155

   6,931,502 Federal Home Loan Mortgage Corp., Series 1829, Class
              H, 6.50%, 10/15/2021                                    6,854,944

   2,334,892 Federal Home Loan Mortgage Corp., Series 1834, Class
              A, 7.00%, 1/15/2020                                     2,345,399

  13,930,889  Federal National Mortgage Association, Series 1997- 17, Class PD,
              7.00%, 4/18/2021 13,996,643

   5,000,000 First Union Chase Commercial Mortgage 1999-C2, Class
              A2, 6.64%, 4/15/2009                                    4,763,875

   2,103,656 Green Tree Financial Corp., Series 1994-7, Class A4,
              8.35%, 3/15/2020                                        2,120,275

  10,540,000  GMAC Commercial Mortgage Securities, Inc., Series 1998-C2, Class
              A2, 6.42%, 8/15/2008 9,933,792

                                                                     ----------
             Total Collateralized Mortgage Obligations (identified
              cost $60,891,755)                                      58,600,438

             Corporate Bonds -- 43.3%
             Communication -- 1.1%

   7,000,000 (1)WorldCom, Inc., Sr. Note, 6.125%, 8/15/2001           6,943,510
             Consumer Cyclicals -- 3.9%
   7,500,000 (1)DaimlerChrysler AG, Company Guarantee, 6.90%,
              9/1/2004                                                7,472,475

   5,000,000 Dayton-Hudson Corp., Unsecd. Note, 6.40%, 2/15/2003      4,933,700
  10,000,000 Dayton-Hudson Corp., Unsecd. Note, 9.75%, 7/1/2002      10,775,300

                                                                     ----------
             Total                                                   23,181,475
             Banking -- 3.9%
   7,000,000 (7)Fleet Capital Trust V, 6.176%, 9/18/1999              6,977,180
   7,000,000 (7)Old Kent Capital Trust I, 6.113%, 11/1/1999           6,863,800
  10,000,000 (5)(7)Skandinaviska Enskilda, Sub. Note, Series 144A,
              6.50%, 6/4/2003                                         9,331,410

                                                                     ----------
             Total                                                   23,172,390


 ------------------------------------------------------------------------------

  Principal

  Amount                          Description                             Value

 ------------------------------------------------------------------------------
             Corporate Bonds (continued)

             Broker/Dealers -- 4.5%

  $8,000,000 (7)Bear Stearns Cos., Inc., 7.00%, 1/15/2002            $7,905,912
  10,000,000 (1)Goldman Sachs Group, Inc., Sr. Unsub., 6.65%,

              5/15/2009                                               9,409,500
   5,000,000 Lehman Brothers, Inc., Sr. Sub. Note, 7.50%, 8/1/2026    5,051,050
   5,000,000 PaineWebber Group, Inc., Note, 6.45%, 12/1/2003          4,850,500

                                                                     ----------
             Total                                                   27,216,962
             Finance -- 11.4%
  10,000,000 Aristar, Inc., Note, 6.30%, 10/1/2002                    9,811,600
  12,000,000 (5)(7)Credit Suisse, London, Sub. Note, 7.90%,
              5/1/2007                                               11,307,948
   4,000,000 FINOVA Capital Corp., Note, 6.25%, 11/1/2002             3,908,160
  10,400,000 (1)Ford Motor Credit Corp., Bond, 6.70%, 7/16/2004      10,252,320
   5,000,000 (1)Ford Motor Credit Corp., Sr. Note, 5.80%,

              1/12/2009                                               4,489,500
   8,165,000 General Motors Acceptance Corp., Unsecd. Note, 7.00%,

              6/6/2003                                                8,154,549
   4,000,000 Household Netherlands BV, Company Guarantee, 6.20%,

              12/1/2003                                               3,849,000
   5,000,000 (7)MBNA Global Capital Securities, Jr. Sub. Deb.,

              6.113%, 11/1/1999                                       4,371,250
  12,000,000 Sears Roebuck Acceptance Corp., Note, Series III,

              7.01%, 9/19/2002                                       12,078,000

                                                                     ----------
             Total                                                   68,222,327
             Industrial Services -- 7.8%
  10,000,000 IMC Global, Inc., Deb., 6.875%, 7/15/2007                9,495,900
   9,800,000 (5)Marlin Water Trust, Sr. Note, 7.09%, 12/15/2001       9,751,039
   6,600,000 NRG Energy, Inc., Sr. Note, 7.50%, 6/1/2009              6,414,210

  10,000,000 Tyco International Group, Company Guarantee, 5.875%,
              11/1/2004                                               9,412,100

   5,000,000 (1)Waste Management, Inc., Note, 6.625%, 7/15/2002       4,742,600
   7,000,000 (7)WMX Technologies, Inc., Unsecd. Note, 7.70%,

              10/1/1999                                               6,809,390

                                                                     ----------
             Total                                                   46,625,239
             Insurance -- 4.6%
  15,000,000 (1)Conseco, Inc., Note, 6.80%, 6/15/2005                13,827,600
  10,000,000 (5)Florida Windstorm, Bond, 6.50%, 8/25/2002             9,828,500
   4,000,000 (7)HSB Group, Inc., Company Guarantee, 6.22%,

              10/15/1999                                              3,866,480

                                                                     ----------
             Total                                                   27,522,580


(See Notes to Portfolios of Investments)

 Portfolio of Investments

--------------------------------------------------------------------------------
 Intermediate Bond Fund (continued)


 -----------------------------------------------------------------------------

  Principal

  Amount                          Description                            Value

 -----------------------------------------------------------------------------
              Corporate Bonds (continued)

              Other Finance -- 1.7%

  $10,000,000 (5)Edison Funding Co., Sr. Note, 6.75%, 12/17/1999   $10,019,140
              Transportation -- 1.5%

    4,588,464 Continental Airlines, Inc., Pass Thru Cert.,
               6.541%, 9/15/2008                                     4,385,103
    4,000,000 Delta Air Lines, Inc., Equip. Trust, Series 1993-
               A2, 10.50%, 4/30/2016                                 4,833,840

                                                                   -----------
              Total                                                  9,218,943
              Utility-Electric -- 1.8%
    4,000,000 Korea Electric Power Corp., Deb., 6.00%, 12/1/2026     3,807,440
    7,500,000 TXU Eastern Funding Co., Company Guarantee, 6.75%,

               5/15/2009                                             6,902,873

                                                                   -----------
              Total                                                 10,710,313
              Utility-Natural Gas -- 1.1%
    7,000,000 (7)TXU Gas Capital, 6.699%, 10/1/1999                  6,810,020
                                                                   -----------
              Total Corporate Bonds

               (identified cost $269,026,279)                      259,642,899
              Corporate Notes -- 6.4%

              Broker/Dealers -- 3.6%

   12,000,000 Bear Stearns Cos., Inc., Sr. Note, 6.75%, 5/1/2001    11,990,160
   10,000,000 Lehman Brothers Holdings, Inc., Note, 6.625%,

               4/1/2004                                              9,687,800

                                                                   -----------
              Total                                                 21,677,960
              Tobacco -- 1.7%
   10,000,000 Philip Morris Cos., Inc., Note, 7.25%, 9/15/2001      10,057,300
              Transportation -- 1.1%

    7,000,000 AMERCO, Sr. Note, 7.20%, 4/1/2002                      6,860,000
                                                                   -----------
              Total Corporate Notes

               (identified cost $38,897,280)                        38,595,260
              Government Agencies -- 1.8%

              Federal Home Loan Bank -- 1.8%

    5,000,000 5.43%, 11/17/2008                                      4,476,200
    6,500,000 5.58%, 8/17/2001                                       6,428,240
                                                                   -----------
              Total Government Agencies (identified cost

               $11,565,695)                                         10,904,440
              Mortgage Backed Securities -- 0.8%
              Federal Home Loan Mortgage Corporation -- 0.0%
       94,538 8.75%, 4/1/2001                                           95,680
              Federal National Mortgage Association -- 0.8%
    4,871,128 7.635%, 8/1/2011                                       5,008,104
                                                                   -----------
              Total Mortgage Backed Securities (identified cost
               $5,343,830)                                           5,103,784



 ------------------------------------------------------------------------------

  Principal

  Amount                          Description                             Value

 ------------------------------------------------------------------------------
              U.S. Treasury Notes -- 4.3%
  $15,000,000 (1)6.375%, 8/15/2002                                  $15,191,550
   10,000,000 (1)7.875%, 8/15/2001                                   10,387,200
                                                                   ------------
              Total U.S. Treasury Notes (identified cost

               $25,785,156)                                          25,578,750
                                                                   ------------
              Total Investments in Securities (identified cost
               $498,729,451)                                        484,003,343

              (2)Repurchase Agreement -- 17.3%
  103,740,211 Lehman Brothers, Inc., 5.46%, dated 8/31/1999, due

               9/1/1999 (at amortized cost)                         103,740,211

                                                                   ------------
              Total Investments (identified cost $602,469,662)     $587,743,554

                                                                   ============
-------------------------------------------------------------------------------

 Intermediate Tax-Free Fund


 ------------------------------------------------------------------------------

  Principal                                                 Credit
  Amount                     Description                   Rating(8)      Value

 ------------------------------------------------------------------------------
             Long-Term Municipals -- 97.8%
             Arizona -- 5.3%

  $1,000,000 Maricopa County, AZ Community College
              District, GO UT Bonds (Series A), 6.00%,

              7/1/2006                                         AA    $1,055,150
   1,750,000 Maricopa County, AZ School District No. 28
              Kyrene Elementary, (Series C), 4.60%

              (Original Issue Yield: 4.70%), 7/1/2011         Aaa     1,662,430
   1,000,000 Maricopa County, AZ School District No. 4,

              GO UT Bonds, 5.375% (FGIC INS)/(Original

              Issue Yield: 5.40%), 7/1/2009                   AAA     1,029,300
   2,000,000 Maricopa County, AZ Unified School District

              No. 41, Certificate Participation, 5.00%

              (FSA INS), 1/1/2002                             AAA     2,032,800

                                                                     ----------
             Total                                                    5,779,680
             Arkansas -- 3.1%
   2,470,000 Arkansas Development Finance Authority,
              Revenue Bonds, 5.00% (AMBAC INS)/(Original

              Issue Yield: 5.055%), 7/1/2020                  AAA     2,294,655


(See Notes to Portfolios of Investments)

                                                                 August 31, 1999
                                                             [_] Marshall Funds

--------------------------------------------------------------------------------
 Intermediate Tax-Free Fund (continued)


 ------------------------------------------------------------------------------

  Principal                                                 Credit
  Amount                     Description                   Rating(8)      Value

 ------------------------------------------------------------------------------
             Long-Term Municipals (continued)

             Arkansas (continued)

  $1,070,000 University of Arkansas, Revenue Refunding

              Bonds, 4.60%, 9/15/2004                          A1    $1,067,602

                                                                     ----------
             Total                                                    3,362,257
             Colorado -- 1.9%
   1,950,000 Castle Rock Ranch, CO Public Improvement

              Authority, Revenue Bonds, 5.70%, 12/1/2006       AA     2,046,428
             Florida -- 4.7%

   3,000,000 Dade County, FL, Aviation Revenue Bonds,
              5.00% (Miami International Airport)/(FSA

              INS), 10/1/2005                                 AAA     3,042,240
   2,000,000 Florida State, GO UT Bonds, 5.125%
              (Original Issue Yield: 5.25%), 7/1/2009         AA+     2,022,340

                                                                     ----------
             Total                                                    5,064,580
             Georgia -- 7.1%
   2,000,000  Atlanta, GA Water & Sewer, Refunding Bonds (Series A), 5.50% (FGIC
              LOC)/ (Original

              Issue Yield: 4.76%), 11/1/2014                  AAA     2,036,980
   4,000,000 Chatham County, GA School District, GO UT,

              6.75%, 8/1/2019                                 AAA     4,404,680

   1,370,000 Private Colleges & Universities Facilities
              of GA, Revenue Bonds, 5.25% (Original

              Issue Yield: 5.08%), 10/1/2014                   A3     1,321,543

                                                                     ----------
             Total                                                    7,763,203
             Hawaii -- 0.9%
   1,000,000 Hawaii State, GO UT Bonds (Series CA),
              5.50% (Original Issue Yield: 6.00%),

              1/1/2012                                         A+     1,015,140
             Illinois -- 1.8%
     800,000  Illinois State, GO UT Refunding Bonds, 5.125% (FGIC INS)/
              (Original Issue Yield:

              5.15%), 12/1/2007                               AAA       813,112
   1,085,000 Waukegan, IL, GO UT Bonds, 6.40% (MBIA
              INS)/(Original Issue Yield: 6.45%),

              12/30/2004                                      AAA     1,146,552

                                                                     ----------
             Total                                                    1,959,664



 ------------------------------------------------------------------------------

  Principal                                                 Credit
  Amount                     Description                   Rating(8)      Value

 ------------------------------------------------------------------------------
             Long-Term Municipals (continued)

             Indiana -- 0.9%

  $1,000,000 Purdue University, IN, Refunding Revenue

              Bonds, 5.50%, 7/1/2013                           AA    $1,013,470
             Iowa -- 3.8%

   1,050,000 Cedar Rapids, IA, GO UT Bonds (Series B),
              5.20% (Original Issue Yield: 5.25%),

              6/1/2007                                        Aaa     1,068,438
   3,000,000 Iowa Finance Authority, Revenue Bonds,
              6.00% (Ipsco, Inc.), Mandatory Tender,

              6/1/2027                                         NR     3,059,160

                                                                     ----------
             Total                                                    4,127,598
             Maryland -- 2.1%
   2,190,000 Washington Suburban Sanitation District,

              MD, Refunding Bonds GO UT, 5.00%, 6/1/2007       AA     2,219,302
             Minnesota -- 1.0%

   1,000,000 Minneapolis/St. Paul, MN Housing Authority,

              Refunding Revenue Bonds, 6.75%, 12/1/2013        A-     1,054,870
             Mississippi -- 3.4%

   3,600,000 Mississippi State, GO UT Bonds, 5.00%,

              6/1/2004                                         AA     3,672,792
             Missouri -- 2.7%
   1,895,000 210 Highway Transportation Development
              District MS, (Series B) Revenue Bond,
              5.25% (Mercantile Bank of St. Louis, NA

              LOC), 7/15/2011                                  A-     1,862,065
   1,000,000 Missouri State Environmental Improvement &

              Energy Authority, Water Pollution Control
              State Revolving Fund Program Revenue Bonds

              (Series B), 6.65%, 7/1/2006                     Aa1     1,101,990

                                                                     ----------
             Total                                                    2,964,055


(See Notes to Portfolios of Investments)

 Portfolio of Investments

--------------------------------------------------------------------------------
 Intermediate Tax-Free Fund (continued)


 ------------------------------------------------------------------------------

  Principal                                                 Credit
  Amount                     Description                   Rating(8)      Value

 ------------------------------------------------------------------------------
             Long-Term Municipals (continued)

             Nevada -- 1.4%

  $1,500,000 Las Vegas, NV, GO LT Sewer Refunding
              Revenue Bonds (Series B), 4.875% (MBIA
              INS)/ (Original Issue Yield: 5.05%),

              1/1/2006                                        AAA    $1,505,835
             New Jersey -- 4.5%
   4,825,000 New Jersey State, GO UT (Series F)

              Refunding Bond, 5.00%, 8/1/2007                 AA+     4,897,230
             New Mexico -- 1.3%

     775,000 Albuquerque, NM Educational Facilities,
              Refunding Revenue Bonds, 4.65% (Original

              Issue Yield: 4.75%), 10/15/2014                 AA-       707,180
     715,000 Albuquerque, NM Educational Facilities,
              Refunding Revenue Bonds, 4.70% (Original

              Issue Yield: 4.80%), 10/15/2015                 AA-       643,714

                                                                     ----------
             Total                                                    1,350,894
             New York -- 6.5%
   3,000,000 New York State Environmental Facilities
              Corp., Revenue Bonds, 4.55% (General

              Electric Capital Corp.), 12/1/2018              AAA     3,021,420
   1,500,000 New York State Environmental Facilities
              Corp., Revenue Bonds, 5.70% (Original

              Issue Yield: 5.75%), 6/15/2006                  AA-     1,586,145
   1,100,000 Oswego County, NY, GO UT , 6.70% (Original

              Issue Yield: 6.80%), 6/15/2010                   A2     1,241,570
   1,100,000 Oswego County, NY, GO UT, 6.70% (Original

              Issue Yield: 6.80%), 6/15/2011                   A2     1,247,026

                                                                     ----------
             Total                                                    7,096,161
             Ohio -- 6.2%
   2,055,000 Cleveland, OH Parking Facilities, Revenue
              Bonds, 7.60% (United States Treasury PRF),

              9/15/2003 (@102)                                AAA     2,280,762


 ------------------------------------------------------------------------------

  Principal                                                 Credit
  Amount                     Description                   Rating(8)      Value

 ------------------------------------------------------------------------------
             Long-Term Municipals (continued)

             Ohio (continued)

  $1,085,000 Ohio HFA, Revenue Refunding Bonds, 5.05%

              (GNMA COL), 9/1/2001                            AAA    $1,096,675
   1,365,000 Ohio HFA, Revenue Refunding Bonds, 5.15%
              (GNMA COL), 9/1/2002                            AAA     1,383,496
   2,000,000 Ohio State Water Development Authority,
              Revenue Bonds, 5.00% (MBIA INS), 6/1/2009       AAA     2,001,380
                                                                     ----------
             Total                                                    6,762,313
             South Carolina -- 1.0%
   1,055,000 South Carolina State, GO UT Bonds (Series

              B), 5.625%, 7/1/2011                            AAA     1,099,226
             South Dakota -- 1.5%

   1,500,000 Heartland Consumers Power District, SD,
              Refunding Revenue Bonds, 5.90% (FSA
              INS)/(Original Issue Yield: 6.00%),

              1/1/2004                                        AAA     1,580,430
             Tennessee -- 2.6%
   1,545,000  Johnson City, TN, GO UT Refunding Bonds, 4.75% (FGIC INS)/
              (Original Issue Yield:

              4.85%), 6/1/2014                                AAA     1,448,159

   1,520,000 Johnson City, TN, GO UT Revenue Refunding
              Bonds, 4.75% (FGIC INS)/ (Original Issue

              Yield: 4.85%), 6/1/2014                         AAA     1,415,926

                                                                     ----------
             Total                                                    2,864,085
             Texas -- 13.2%
   1,750,000 Lamar, TX Consolidated Independent School
              District, GO UT, 5.25% (Original Issue

              Yield: 4.70%), 2/15/2012                        AAA     1,743,630
     945,000 San Angelo, TX Independent School District,

              GO UT Bonds, 5.30% (PSFG GTD), 2/15/2007        AAA       968,814

(See Notes to Portfolios of Investments)

                                                                 August 31, 1999
                                                             [_] Marshall Funds

--------------------------------------------------------------------------------
 Intermediate Tax-Free Fund (continued)


 ------------------------------------------------------------------------------

  Principal                                                 Credit
  Amount                     Description                   Rating(8)      Value

 ------------------------------------------------------------------------------
             Long-Term Municipals (continued)

             Texas (continued)
  $2,000,000 Tarrant County, TX Health Facilities

              Development Corp., Revenue Bonds, 5.75%
              (Texas Health Resources System)/ (MBIA

              INS), 2/15/2009                                 AAA    $2,111,820

   5,000,000 Texas State Public Finance Authority, GO UT
              Refunding Bonds, 5.00% (Original Issue

              Yield: 5.05%), 10/1/2012                         AA     4,864,150
   5,000,000 Trinity River Authority Texas Regional
              Wastewater System, (Series A) Revenue
              Refunding Bond, 5.00% (AMBAC
              LOC)/(Original Issue Yield: 6.13%),

              8/1/2016                                        AAA     4,664,200

                                                                     ----------
             Total                                                   14,352,614
             Utah -- 3.8%
   2,020,000 Jordan, UT School District, GO UT, 5.00%,

              6/15/2003                                       AAA     2,068,056

   1,000,000 Washington County, UT School District, GO

              UT, 5.00%, 3/1/2007                             AAA     1,014,980

   1,000,000 Washington County, UT School District, GO

              UT, 5.00%, 3/1/2008                             AAA     1,008,700

                                                                     ----------
             Total                                                    4,091,736
             Virginia -- 1.4%
   1,500,000 Virginia State Housing Development
              Authority, Mortgage Revenue Bonds (Series

              A1), 6.40%, 7/1/2002                            AA+     1,541,475
             Washington -- 9.3%

   1,000,000 Port Longview, WA Industrial Development
              Corp., Solid Waste Disposal Revenue Bonds,

              6.875% (Weyerhaeuser Co.), 10/1/2008              A     1,092,690
   3,000,000 Snohomish County, WA School District No. 6,

              GO UT Refunding Bonds, 5.65% (FGIC INS),

              12/1/2010                                       AAA     3,137,010


 ------------------------------------------------------------------------------

  Principal

  Amount                                                  Credit
  or Shares                 Description                  Rating(8)        Value

 ------------------------------------------------------------------------------
             Long-Term Municipals (continued)

             Washington (continued)

  $4,050,000 Washington State, 5.00%, 1/1/2010              AA+      $4,017,519
   1,870,000 Washington State, (Series C), 5.00%,
              7/1/2005                                      AA+       1,901,996

                                                                   ------------
             Total                                                   10,149,215
             Wisconsin -- 4.3%
   1,650,000 Southeast WI, Professional Baseball Park
              District, Sales Tax Revenue Bonds, 5.45%

              (MBIA INS), 12/15/2012                        AAA       1,671,301
   2,950,000 Wisconsin State, GO UT Bonds (Series C),

              5.30% (Original Issue Yield: 5.40%),

              5/1/2008                                       AA       3,043,426

                                                                   ------------
             Total                                                    4,714,727
             Wyoming -- 2.1%
   2,220,000 Wyoming Municipal Power Agency, Refunding
              Revenue Bonds, 5.25%, (MBIA INS),

              1/1/2011                                      AAA       2,228,615

                                                                   ------------
             Total Long-Term Municipals (identified

              cost $107,212,444)                                    106,277,595
             Mutual Funds -- 1.8%

     598,127 Federated Tax-Free Obligations Fund                        598,127
   1,399,344 Fidelity Tax Exempt Money Market                         1,399,344
                                                                   ------------
             Total Mutual Funds

              (shares at net asset value)                             1,997,471

                                                                   ------------
             (9)Total Investments

              (identified cost $109,209,915)                       $108,275,066
                                                                   ============

(See Notes to Portfolios of Investments)

 Portfolio of Investments

--------------------------------------------------------------------------------
 Short-Term Income Fund


 -----------------------------------------------------------------------------

  Principal

  Amount                          Description                            Value

 -----------------------------------------------------------------------------
             Asset-Backed Securities -- 14.2%
  $3,000,000 ARG Funding Corp., Class A2, 5.88%, 5/20/2002          $2,944,590
   1,446,975 Capital Asset Research Funding 1997-A, Class A,

              6.40%, 12/15/2004                                      1,446,975
     992,511 CPS Auto Grantor Trust 1997-2, Class A, 6.65%,
              10/15/2002                                             1,001,305

      55,814 Delta Funding Home Equity Loan Trust 1997-3, Class
              A2F, 6.59%, 9/25/2012                                     55,814

   2,000,000 DLJ Commercial Mortgage Corp. 1998-STF2, Class A1,
              5.83%, 11/5/2000                                       2,002,660

   2,000,000 DLJ Leverage Loan Funding, Class B1, 6.693%,

              9/15/2005                                              1,918,440
      41,861 Equicon Home Equity Loan Trust 1992-7, Class A,
              5.90%, 9/18/2005                                          41,760
   3,000,000 Green Tree Home Equity Loan Trust 1998-B, Class B1,

              7.81%, 11/15/2029                                      2,939,280
     431,318 New York City Tax Lien, Class B, 6.56%, 5/25/2005         431,318
     274,022 Olympic Automobile Receivables Trust 1995-B, Class

              A2, 7.35%, 10/15/2001                                    274,760

   1,408,815 Pegasus Aviation Lease Securitization 1999-1A, Class
              A1, 6.30%, 3/25/2029                                   1,369,960

     980,438 TMS Home Equity Trust Series 1992-D2, Class A3,
              7.55%, 1/15/2018                                         986,498
   3,730,900 UCFC Home Equity Loan 1995-A1, Class A5, 8.55%,
              1/10/2020                                              3,780,651

                                                                    ----------
             Total Asset-Backed Securities (identified cost
              $19,580,679)                                          19,194,011

             Collateralized Mortgage Obligations -- 14.3%
             Federal Home Loan Mortgage

              Corporation -- 2.4%

   2,250,559 6.05%, 9/15/2020, Series 1818, Class A                  2,224,790
     974,106 7.00%, 1/15/2020, Series 1834, Class A                    978,490
                                                                    ----------
             Total                                                   3,203,280
             Other Financial -- 11.9%
   4,000,000 (5)Criimi Mae CMBS Corp., 1998-1, Class A2, 6.009%,
              2/20/2005                                              3,698,920
   5,000,000 DLJ Commercial Mortgage Corp. 1998-STF, Class A3,
              5.757%, 1/8/2011                                       4,997,175

     443,302 Independent National Mortgage Corp., Series 1995-R,
              Class A1, 7.25%, 11/25/2010                              445,019

     875,256 PNC Mortgage Securities Corp. 1994-1, Class T7,
              6.00%, 2/25/2024                                         860,941
   4,000,000 Sasco Commercial Mortgage 1998-C3A, Class A1B,
              6.088%, 6/25/2000                                      4,011,300


 ----------------------------------------------------------------------------

  Principal

  Amount                         Description                            Value

 ----------------------------------------------------------------------------
             Collateralized Mortgage Obligations (continued)

             Other Financial (continued)

  $2,079,947 Securitized Asset Sales, Inc., Series 1995-4, Class
              A5, 7.25%, 11/25/2025                                $2,012,795

                                                                   ----------
             Total                                                 16,026,150

                                                                   ----------
             Total Collateralized Mortgage Obligations

              (identified cost $19,459,943)                        19,229,430
             Mortgage-Backed -- Pass Through Securities -- 8.7%
             Federal Home Loan Mortgage Corporation -- 1.4%

     355,572 9.00%, 7/1/2014                                          372,795
   1,343,980 11.00%, 8/1/2019                                       1,492,652
                                                                   ----------
             Total                                                  1,865,447
             Federal National Mortgage Association -- 7.3%
     486,474 8.00%, 8/1/2007                                          495,746
   1,683,185 8.00%, 5/1/2008                                        1,723,683
     547,024 9.00%, 7/1/2009                                          573,522
     462,457 9.00%, 1/1/2015                                          486,880
   1,070,748 9.50%, 1/1/2025                                        1,145,829
     862,016 9.50%, 1/1/2025                                          921,694
     544,408 9.50%, 12/1/2024                                         582,582
     727,717 9.50%, 1/1/2025                                          778,745
     488,023 10.00%, 7/1/2020                                         527,934
     827,591 10.50%, 1/1/2022                                         915,001
   1,601,482 11.00%, 12/1/2015                                      1,743,613
                                                                   ----------
             Total                                                  9,895,229

                                                                   ----------
             Total Morgage-Backed -- Pass Through Securities
              (identified cost $11,852,346)                        11,760,676

             Corporate Bonds -- 40.2%
             Banking -- 2.8%

   4,000,000 (5)Skandinaviska Enskilda, Sub. Note, Series 144A,
              6.50%, 12/29/2049                                     3,732,564

             Broker/Dealers -- 5.8%

   2,000,000 Donaldson, Lufkin and Jenrette Securities Corp.,
              Note, 6.00%, 12/1/2001                                1,966,060

   3,000,000 Lehman Brothers Holdings, Inc., Note, 6.90%,
              1/29/2001                                             3,001,380
   3,000,000 Lehman Brothers Holdings, Inc., 5.369%, 9/03/2002      2,964,600

                                                                   ----------
             Total                                                  7,932,040
             Communication -- 1.5%
   2,000,000 WorldCom, Inc., Sr. Note, 6.125%, 8/15/2001            1,983,860
             Domestic & International Oil -- 1.8%
   2,500,000 Occidental Petroleum Corp., Note, 6.40%, 4/1/2003      2,423,025
             Finance -- 6.3%

   2,700,000 FINOVA Capital Corp., Note, 6.25%, 11/1/2002           2,638,008
   5,000,000 (5)Household Capital Trust III, Company Guarantee,

              5.61375%, 6/26/2004                                   4,918,900


(See Notes to Portfolios of Investments)

                                                                 August 31, 1999
                                                             [_] Marshall Funds

(See Notes to Portfolios of Investments)

--------------------------------------------------------------------------------
 Short-Term Income Fund (continued)


 ------------------------------------------------------------------------------

  Principal

  Amount                         Description                              Value

 ------------------------------------------------------------------------------
             Corporate Bonds (continued)

             Finance (continued)

  $1,000,000 MBNA Global Capital Securities, Jr. Sub. Deb.,
              6.1125%, 2/1/2027                                        $874,250
                                                                   ------------
             Total                                                    8,431,158
             Industrial -- 4.5%
   3,000,000 IMC Global, Inc., Note, 6.625%, 10/15/2001               2,969,250
   2,400,000 Marlin Water Trust, Sr. Note, 7.09%, 12/15/2001          2,388,010
     750,000 WMX Technologies, Inc., Note, 6.70%, 5/1/2001              729,697
                                                                   ------------
             Total                                                    6,086,957
             Insurance -- 7.4%
   3,000,000 Conseco, Inc., Note, 6.40%, 6/15/2001 2,943,990 3,250,000
   (5)Florida Windstorm Under, Bond, 6.50%, 8/25/2002 3,194,262 4,000,000 HSB
   Group, Inc., Company Guarantee, 6.22%,

              7/15/2027                                               3,866,480

                                                                   ------------
             Total                                                   10,004,732
             Natural Gas -- 2.1%
   3,000,000 TXU Capital, 7/1/2028                                    2,918,580
             Other Financial -- 3.7%
   5,000,000 (5)Edison Funding Co., Sr. Note, 6.75%, 12/17/1999       5,009,570
             Real Estate -- 2.1%

   3,000,000 EOP Operating LP, Sr. Note, 6.375%, 2/15/2003            2,896,830
             Transportation -- 2.2%
   3,000,000 AMERCO, Sr. Note, 7.20%, 4/1/2002                        2,940,000
                                                                   ------------
             Total Corporate Bonds (identified cost $55,349,091)     54,359,316

                                                                   ------------
             Total Investments in Securities (identified cost
              $106,242,059)                                         104,543,433

             (2)Repurchase Agreement -- 21.9%
  29,564,645 Lehman Brothers, Inc., 5.46%, dated 8/31/1999, due

              9/1/1999 (at amortized cost)                           29,564,645

                                                                   ------------
             Total Investments (identified cost $135,806,704)      $134,108,078

                                                                   ============

------------------------------------------------------------------------------
 Money Market Fund


 -----------------------------------------------------------------------------

  Principal

  Amount                          Description                            Value

 -----------------------------------------------------------------------------
              Certificate Of Deposit -- 0.8%
              Banking -- 0.8%

  $15,000,000 Commerzbank AG, NY, 5.295%, 5/19/2000                $14,994,327
              (6)Commercial Paper -- 3.3%
              Asset-Backed -- 2.7%

   25,000,000 Atlantis One Funding Corp., 5.917%, 2/23/2000         24,301,215
   25,000,000 Moat Funding LLC, 5.820%, 2/28/2000                   24,272,500

                                                                   -----------
              Total                                                 48,573,715
              Consumer Non-Durable -- 0.6%
   10,000,000 Hasbro, Inc., 5.140%, 9/13/1999                        9,982,867
                                                                   -----------
              Total Commercial Paper                                58,556,582
              Corporate Bonds -- 14.7%

              Asset-Backed -- 4.0%

   10,000,000 Asset Backed Capital Financial Corp., Class A,
               5.900%, 8/8/2000                                     10,000,000

   25,000,000 Beta Finance, Inc., 5.140%, 1/13/2000                 24,999,449
   10,000,000 CC (USA), Inc., 5.670%, 6/21/2000                     10,000,000
   25,000,000 Centaur Corp. Inc., 5.330%, 3/6/2000                  25,000,000
                                                                   -----------
              Total                                                 69,999,449
              Automotive -- 1.0%
   17,000,000 Ford Capital BV, 9.500%, 8/9/2000                     17,506,621
              Banking -- 2.7%
   25,000,000 Bankers Trust Co., New York, 5.190%, 2/22/2000        24,997,700
   23,000,000 CCC Putable Asset Trust, 6.450%, 10/18/1999           23,038,413

                                                                   -----------
              Total                                                 48,036,113
              Beverages & Foods -- 0.1%
    2,500,000 PepsiCo, Inc., 6.250%, 9/1/1999                        2,500,000
              Broker/Dealers -- 3.4%
   25,000,000 Bear Stearns and Co., 5.493%, 11/26/1999              25,000,000
   35,000,000 Merrill Lynch & Co., Inc., 5.681%, 9/22/1999          35,030,885
                                                                   -----------
              Total                                                 60,030,885
              Forest Products & Paper -- 0.8%
   14,000,000 Willamette Industries, Inc., Corp. Master Note
               5.718%, 9/3/1999                                     14,000,000

              Personal Credit -- 1.5%
    1,595,000 Associates Corp. of North America, 6.750%,

               10/15/1999                                            1,597,508
   10,000,000 General Motors Acceptance Corp., 8.00%, 10/1/1999     10,020,515
   15,000,000 General Motors Acceptance Corp., 5.322%, 11/3/1999    15,000,358
                                                                   -----------
              Total                                                 26,618,381
              Short-Term Business Credit -- 0.8%
   12,500,000 CIT Group, Inc., 5.800%, 7/20/2000                    12,471,903

 Portfolio of Investments

--------------------------------------------------------------------------------
 Money Market Fund (continued)


 ---------------------------------------------------------------------------

  Principal

  Amount                        Description                            Value

 ---------------------------------------------------------------------------
             Corporate Bonds (continued)
             Short-Term Business Credit (continued)

  $2,000,000 McDonnell Douglas Finance Corp., MTN 6.750%,
              9/17/1999                                           $2,000,846

                                                                 -----------
             Total                                                14,472,749
             Telecommunications -- 0.4%
   7,825,000 SBC Communications, Inc., 6.500%, 8/15/2000           7,852,906
                                                                 -----------
             Total Corporate Bonds                               261,017,104
             Variable Rate Notes -- 70.4%
             Asset-Backed -- 6.5%

  25,000,000 Bishop's Gate Residential Mortgage Trust 1998-2,
              Class A-1, 5.380%, 9/20/1999                        25,000,000

  60,000,000 Sigma Finance Corp., 5.160%, 9/1/1999                60,000,000
  30,000,000 Syndicated Loan Funding Trust, 5.408%, 9/15/1999     30,000,000

                                                                 -----------
             Total                                               115,000,000
             Banking -- 9.5%
  12,000,000 Bank One Corp., 5.123%, 9/15/1999                    11,999,619
  13,000,000 Chase Manhattan Corp., 5.692%, 11/28/1999            13,014,879
  40,000,000 Citicorp, 5.135%, 9/1/1999                           40,000,000
  30,000,000 First Union National Bank, 5.572%, 11/17/1999        30,000,000
  75,000,000 SMM Trust, 5.255%, 9/15/1999                         75,000,000
                                                                 -----------
             Total                                               170,014,498
             Broker/Dealers -- 11.0%
  15,000,000 Bear Stearns & Co. (Series B), 5.557%, 11/18/1999    15,005,454
  40,000,000 Bear Stearns & Co., (Series B), 5.296%, 9/10/1999    40,000,000
  85,000,000 Goldman Sachs & Co., 5.000%, 9/7/1999                85,000,000
  35,000,000 J.P. Morgan & Co., Inc., 5.381%, 9/1/1999            35,000,000
  22,000,000 Dean Witter Discover & Co., 5.530%, 10/7/1999        22,054,020
                                                                 -----------
             Total                                               197,059,474
             Construction Equipment -- 3.4%
  10,000,000 Caterpillar Financial Services Corp., 5.310%,
              9/13/1999                                            9,998,613

  50,000,000 Caterpillar Financial Services Corp., 5.412%,
              11/7/1999                                           50,007,993

                                                                 -----------
             Total                                                60,006,606
             Diversified Manufacturing -- 0.3%
   5,000,000 Danaher Corp., 5.202%, 9/7/1999                       5,000,000
             Foreign Banks -- 4.8%
  10,000,000 Bank of Scotland, International Australia, Ltd.,
              5.280%, 11/23/1999                                   9,997,975

  75,000,000 Northern Rock PLC, 4.904%, 6/14/2000                 75,000,000
                                                                 -----------
             Total                                                84,997,975



 ------------------------------------------------------------------------------

  Principal

  Amount                         Description                              Value

 ------------------------------------------------------------------------------
              Variable Rate Notes (continued)

              Insurance -- 19.3%

  $40,000,000 (5)Commonwealth Life Insurance, 5.670%, 9/1/1999      $40,000,000
   54,000,000 (5)(10)General American Life Insurance Co.,

               5.590%, 9/1/1999                                      54,000,000
   40,000,000 (5)Jackson National Life Insurance Co., 5.320%,

               9/7/1999                                              40,000,000
   50,000,000 (5)Metropolitan Life Insurance Co., 5.041%,
               10/25/1999                                            50,000,000
   10,000,000 (5)Monumental Life Insurance Co., 5.430%,
               9/30/1999                                             10,000,000
   60,000,000 (5)Transamerica Life Insurance and Annuity Co.,

               5.348%, 9/7/1999                                      60,000,000
   50,000,000 (5)Travelers Insurance Co., 5.389%, 10/1/1999          50,000,000
   40,000,000 (5)Western National Life Insurance Co., 5.468%,

               9/7/1999                                              40,000,000

                                                                 --------------
              Total                                                 344,000,000
              Leasing -- 1.4%
   25,000,000 General Electric Capital Corp., (Series A),

               5.048%, 9/9/1999                                      25,000,000
              Personal Credit -- 7.0%
   50,000,000 American Honda Finance Corp., 5.308%, 10/21/1999       49,990,274
   34,000,000 American Honda Finance Corp., 5.310%, 10/20/1999       33,993,433
   25,000,000 Ford Motor Credit Corp., 5.435%, 11/18/1999            24,980,520
   15,200,000 Toyota Motor Credit Corp., 5.350%, 12/17/1999          15,189,140
                                                                 --------------
              Total                                                 124,153,367
              Short-Term Business Credit -- 7.2%
   25,000,000 CIT Group, Inc., 5.285%, 10/14/1999                    24,994,880
   30,000,000 CIT Group, Inc., 5.440%, 9/1/1999                      29,990,167
   74,000,000 (5)Heller Financial, Inc., 5.098%, 9/7/1999            74,000,000
                                                                 --------------
              Total                                                 128,985,047

                                                                 --------------
              Total Variable Rate Notes                           1,254,216,967

                                                                 --------------
              Total Investments

               in Securities                                      1,588,784,980
              (2)Repurchase Agreement -- 7.3%
  129,744,264 Lehman Brothers, Inc., 5.460%, dated 8/31/1999,
               due 9/1/1999                                         129,744,264

                                                                 --------------
              Total Investments (at amortized cost)              $1,718,529,244

                                                                 ==============

(See Notes to Portfolios of Investments)

                                            Notes to Portfolios of Investments

(See Notes which are an integral part of the Financial Statements)

The categories of investments are shown as a percentage of net assets at August
  31, 1999.

 (1) Certain shares or principal amounts are temporarily on loan to unaffiliated broker-dealers.

 (2) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on current market prices.

 (3) Non-income producing.

 (4) Represents the initial deposit within a margin account used to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.

 (5) Securities exempt from registration under the Securities Act of 1933, as amended and may only be sold to dealers and other exempt investors. These securities have been determined to be liquid according to guidelines established by the Funds' board of directors.

 (6) Each issue shows the rate of discount at the time of purchase. (7) Current rate and next demand date shown. (8) Current credit ratings are unaudited. Please refer to the Statement of

     Additional Information for an explanation of the credit ratings.
 (9) Securities that are subject to alternative minimum tax represent 10.3% of

     Intermediate Tax-Free Fund's portfolio as calculated based upon total portfolio market value.

(10) As of August 31, 1999, the Money Market Fund held a variable rate note issued by General American Life Insurance Co., 5.590%, 9/1/1999. As a result of a change in General American's business, the Money Market Fund and many other holders of similar instruments issued by General American exercised demand put features on or about August 2, 1999, requiring repayment within seven days. On August 9, 1999, General American formally requested supervision from the Missouri Insurance Commissioner because of the inability to liquidate sufficient assets to meet repayment deadlines. General American and the Insurance Commissioner's office publicly acknowledged a short-term liquidity problem, but stressed sufficient assets existed to meet obligations. Regardless, an affiliate of the Fund's adviser provided added protection to Fund shareholders by issuing a demand put to the Fund if payment was not received in a reasonable time period. On August 31, 1999, General American agreed to be acquired by Metropolitan Life who paid the Fund all outstanding principal and interest due on October 1, 1999.

--------------------------------------------------------------------------------

The following acronyms are used throughout this report:

ADR--American Depositary Receipt     LOC--Letter of Credit
AMBAC--American Municipal Bond       LT--Limited Tax

       Assurance Corporation         MBIA--Municipal Bond Investors Assurance
COL--Collateralized                  MTN--Medium Term Note
FGIC--Financial Guaranty             PRF--Prerefunded

      Insurance Company              PSFG--Permanent School Fund Guarantee
FSA--Financial Security Assurance    REMIC--Real Estate Mortgage Investment
GO--General Obligation                      Guarantee
GNMA--Government National            TBA--To Be Announced

      Mortgage Association           UT--Unlimited Tax
GTD--Guaranteed
HFA--Housing Finance Authority
INS--Insured

--------------------------------------------------------------------------------


                                          Net Unrealized    Gross        Gross
                              Cost of      Appreciation   Unrealized   Unrealized

                            Investments   (Depreciation) Appreciation Depreciation
                          for Federal Tax  for Federal   for Federal  for Federal    Total Net

Marshall                     Purposes      Tax Purposes  Tax Purposes Tax Purposes    Assets

--------                  --------------- -------------- ------------ ------------ -------------
Equity Income Fund          $427,279,533   $107,901,583  $116,627,709  $8,726,126   $538,050,228

Large-Cap Growth &

 Income Fund                 260,361,578    143,990,715   146,620,680   2,629,965    407,942,729
Mid-Cap Value Fund           114,970,950     16,052,985    20,175,377   4,122,392    128,930,897
Mid-Cap Growth Fund          231,355,727     65,630,584    73,923,966   7,793,382    297,527,357
Small-Cap Growth Fund         99,821,926      5,119,085    13,651,712   8,532,627    103,385,668
International Stock Fund     240,196,949     28,685,397    38,920,946  10,235,549    270,743,726
Government Income Fund       351,100,627     (5,774,528)       67,014   5,841,542    318,037,861
Intermediate Bond Fund       602,829,818    (15,086,264)    1,027,936  16,114,200    599,923,142
Intermediate Tax-Free
 Fund                        109,209,915       (934,849)      705,319   1,640,168    108,732,484
Short-Term Income Fund       135,806,704     (1,698,626)      115,071   1,813,697    134,942,606
Money Market Fund          1,718,529,244*            --            --          --  1,782,092,207

* At amortized cost

August 31, 1999

 Statements of Assets and Liabilities


                    -------         -------       -------       -------       -------
                     Equity        Large-Cap      Mid-Cap       Mid-Cap      Small-Cap
                     Income     Growth & Income    Value         Growth        Growth

                      Fund           Fund           Fund          Fund          Fund

                    -------         -------       -------       -------       -------
Assets:

 Investments in   $525,126,539   $370,041,088   $123,542,887  $287,093,835  $ 98,563,139

  securities, at

  value

 Investments in     10,054,577     34,311,205      7,481,048     9,892,476     6,377,872
  repurchase
  agreements
 Short-term

  investments

  held as

  collateral for

  securities

  lending           37,859,400     43,964,300     13,921,950    54,475,000            --
 Cash                       --             --             --            --            --
 Cash
  denominated in

  foreign
  currencies (at
  cost,

  $431,961)                 --             --             --            --            --
 Income

  receivable         1,689,988        421,833        234,960        88,114        36,778
 Receivable for
  investments

  sold               5,236,147      3,443,051      3,091,390            --     3,462,383
 Receivable for
  capital stock

  sold                 263,974        233,091         55,764       981,707        85,120
 Receivable for
  daily
  variation

  margin                    --             --             --        23,500        22,500
 Deferred
  organizational

  costs                     --             --             --            --        15,008
                  ------------   ------------   ------------  ------------  ------------
   Total assets    580,230,625    452,414,568    148,327,999   352,554,632   108,562,800
Liabilities:
 Payable to bank            --             --             --            --            --
 Income
  distribution

  payable                   --             --             --            --            --
 Net payable for
  foreign
  currency
  exchange

  contracts                 --             --             --            --            --
 Payable for
  investments

  purchased          3,637,145             --      5,214,471            --     5,011,739
 Payable for
  capital stock

  redeemed              82,026         33,729        132,266       216,352        34,709
 Payable on
  collateral due

  to broker         37,859,400     43,964,300     13,921,950    54,475,000            --
 Accrued

  expenses             601,826        473,810        128,415       335,923       130,684
                  ------------   ------------   ------------  ------------  ------------
   Total

   liabilities      42,180,397     44,471,839     19,397,102    55,027,275     5,177,132
                  ------------   ------------   ------------  ------------  ------------
   Total Net

   Assets         $538,050,228   $407,942,729   $128,930,897  $297,527,357  $103,385,668
                  ============   ============   ============  ============  ============
Net Assets
 Consist of:

 Paid-in-capital   386,839,789    240,131,258     98,260,727   203,241,747    96,644,875
 Net unrealized
  appreciation
  (depreciation)
  on
  investments,
  collateral,
  futures
  contracts and
  foreign
  currency

  translation      107,901,583    144,014,478     16,448,575    66,865,284     5,036,375
 Accumulated net
  realized gain
  (loss) on
  investments,
  futures
  contracts and
  foreign
  currency

  transactions      43,048,685     23,597,805     14,050,377    27,420,326     1,704,418
 Undistributed
  net investment

  income/(loss)        260,171        199,188        171,218            --            --
                  ------------   ------------   ------------  ------------  ------------
   Total Net

   Assets         $538,050,228   $407,942,729   $128,930,897  $297,527,357  $103,385,668
                  ============   ============   ============  ============  ============
Net Asset Value,
 Offering Price
 and Redemption
 Proceeds Per
 Share
 Class Y Shares:
 Net Asset Value

  and Redemption
  Proceeds Per

  Share                 $16.71         $17.48         $11.40        $17.28        $12.38
 Offering Price
  Per Share             $16.71         $17.48         $11.40        $17.28        $12.38
 Class A Shares:
 Net Asset Value
  and Redemption
  Proceeds Per

  Share                 $16.71         $17.48         $11.40        $17.28        $12.38
 Offering Price
  Per Share             $17.73*        $18.55*        $12.10*       $18.33*       $13.14*
Net Assets
 Class Y Shares   $537,295,397   $407,030,725   $128,575,304  $297,249,155  $102,991,800
 Class A Shares:       754,831        912,004        355,593       278,202       393,868
                  ------------   ------------   ------------  ------------  ------------
 Total Net

 Assets           $538,050,228   $407,942,729   $128,930,897  $297,527,357  $103,385,668
                  ============   ============   ============  ============  ============
Shares
 Outstanding:

 Class Y Shares     32,160,739     23,288,775     11,280,308    17,204,222     8,319,738
 Class A Shares         45,182         52,182         31,192        16,102        31,810
                  ------------   ------------   ------------  ------------  ------------
   Total shares
    outstanding
    ($0.0001 par

    value)          32,205,921     23,340,957     11,311,500    17,220,324     8,351,548
                  ============   ============   ============  ============  ============
Investments, at

 identified cost  $427,279,533   $260,337,815   $114,575,360  $230,803,874  $ 99,815,884
                  ============   ============   ============  ============  ============

 * Computation of offering price per share 100/94.25 of net asset value. ** Computation of offering price per share 100/95.25 of net asset value.

(See Notes which are an integral part of the Financial Statements)

                                                             [_] Marshall Funds


    -------        -------        -------        -------       -------        -------
 International    Government    Intermediate   Intermediate   Short-Term       Money
     Stock          Income          Bond         Tax-Free       Income         Market

      Fund           Fund           Fund           Fund          Fund           Fund

    -------        -------        -------        -------       -------        -------

  $268,882,346   $268,459,540   $484,003,343   $108,275,066  $104,543,433  $1,588,784,980
            --     76,866,559    103,740,211             --    29,564,645     129,744,264


            --     15,362,500     60,763,800             --            --              --
            --          1,733             --             --            --          41,701

       435,910             --             --             --            --              --
       762,762      1,786,215      6,623,260      1,357,352     1,104,910      14,339,124
     3,465,001     11,866,828      6,327,906         50,000            --      55,000,000
     1,081,634          6,890      1,663,778         79,000       132,896       2,609,395

            --             --             --             --            --              --
            --             --             --             --            --              --
  ------------   ------------   ------------   ------------  ------------  --------------
   274,627,653    374,350,265    663,122,298    109,761,418   135,345,884   1,790,519,464

     1,906,005             --        103,666             --        67,618              --
            --        556,200      1,743,546        357,540       259,036       5,159,402
        11,961             --             --             --            --              --
            --     39,975,327             --             --            --              --
     1,595,287        153,480        174,648        614,403        22,883       2,471,815
            --     15,362,500     60,763,800             --            --              --
       370,674        264,897        413,496         56,991        53,741         796,040
  ------------   ------------   ------------   ------------  ------------  --------------
     3,883,927     56,312,404     63,199,156      1,028,934       403,278       8,427,257
  ------------   ------------   ------------   ------------  ------------  --------------
  $270,743,726   $318,037,861   $599,923,142   $108,732,484  $134,942,606  $1,782,092,207
  ============   ============   ============   ============  ============  ==============

   214,364,944    331,052,682    639,560,396    110,087,877   141,754,078   1,782,092,207



    30,360,945     (5,740,544)   (14,726,108)      (934,849)   (1,698,626)             --



    26,147,344     (7,147,480)   (24,724,684)      (421,014)   (5,088,117)             --

      (129,507)      (126,797)      (186,462)           470       (24,729)             --
  ------------   ------------   ------------   ------------  ------------  --------------
  $270,743,726   $318,037,861   $599,923,142   $108,732,484  $134,942,606  $1,782,092,207
  ============   ============   ============   ============  ============  ==============




        $13.83          $9.22          $9.17          $9.85         $9.40           $1.00
        $13.83          $9.22          $9.17          $9.85         $9.40           $1.00


        $13.83          $9.22          $9.17             --            --           $1.00
        $14.67*         $9.68**        $9.63**           --            --           $1.00

  $270,315,222   $317,283,575   $598,970,493   $108,732,484  $134,942,606  $1,663,739,917
       428,504        754,286        952,649             --            --     118,352,290
  ------------   ------------   ------------   ------------  ------------  --------------
  $270,743,726   $318,037,861   $599,923,142   $108,732,484  $134,942,606  $1,782,092,207
  ============   ============   ============   ============  ============  ==============

    19,540,635     34,425,298     65,293,283     11,038,237    14,348,192   1,663,739,917
        30,978         81,854        103,832             --            --     118,352,290
  ------------   ------------   ------------   ------------  ------------  --------------

    19,571,613     34,507,152     65,397,115     11,038,237    14,348,192   1,782,092,207
  ============   ============   ============   ============  ============  ==============
  $238,519,339   $351,066,643   $602,469,662   $109,209,915  $135,806,704  $1,718,529,244
  ============   ============   ============   ============  ============  ==============

Year Ended August 31, 1999

 Statements of Operations


                            -------       -------       -------      -------      --------
                             Equity      Large-Cap                   Mid-Cap      Small-Cap
                             Income       Growth &      Mid-Cap       Growth       Growth

                              Fund      Income Fund   Value Fund       Fund         Fund

                            -------       -------       -------      -------      --------
Investment Income:

 Interest income          $  1,641,385  $  1,462,203  $   501,735  $    917,577  $   639,268
 Dividend income            13,847,619     4,130,402    2,492,038       360,454       49,563
                          ------------  ------------  -----------  ------------  -----------
   Total income             15,489,004     5,592,605    2,993,773     1,278,031      688,831
Expenses:
 Investment advisory fee     4,006,158     2,763,976    1,033,112     1,933,093      997,009
 Directors' fees                 7,396         8,551        7,745         7,188        7,245
 Administrative fees           448,829       310,828      118,865       218,644      123,840
 Custodian fees                 79,231        80,639       27,597        45,532       20,031
 Portfolio accounting
  fees                          88,711        72,211       48,642        73,411       46,282
 Transfer and dividend
  disbursing agent fees        138,395       125,223       81,056       104,969       66,387
 Shareholder services
  fees--

 Class Y Shares              1,335,022       920,954      344,176       644,251      249,070
 Class A Shares                    363           362          188           114          176
 Registration fees              22,308        35,977       17,578        39,719       23,560
 Auditing fees                  12,696        15,194       12,474        13,149       13,084
 Legal fees                      4,087           574        2,813         3,403        2,015
 Printing and postage           11,251        15,189       13,712        15,835       16,192
 Insurance premiums              4,143         2,224        1,397         1,536        1,459
 Distribution services
  fees--

 Class A Shares                    364           371          194           114          182
 Taxes                          36,463        30,445       11,019        21,742        7,315
 Miscellaneous                  44,967        30,464       13,100        28,354        9,676
                          ------------  ------------  -----------  ------------  -----------
   Total expenses            6,240,384     4,413,182    1,733,668     3,151,054    1,583,523
Deduct--
 Waiver of investment

  advisory fee                      --            --           --            --           --
 Waiver of shareholder
  services fees--

 Class Y Shares                     --            --           --            --           --
 Class A Shares                   (363)         (362)        (188)         (114)        (176)
                          ------------  ------------  -----------  ------------  -----------
   Total Waivers                  (363)         (362)        (188)         (114)        (176)
Net expenses                 6,240,021     4,412,820    1,733,480     3,150,940    1,583,347
                          ------------  ------------  -----------  ------------  -----------
Net investment income

 (net operating loss)        9,248,983     1,179,785    1,260,293    (1,872,909)    (894,516)
Realized and Unrealized
 Gain (Loss) on

 Investments,
 Collateral, Foreign
 Currency and Futures

 Contracts:
 Net realized gain

  (loss) on investment

  transactions
  (identified cost

  basis)                    43,055,381    21,925,688   14,240,749    27,484,765    1,267,142
 Net realized gain on
  future contracts
  (identified cost

  basis)                            --     3,576,508           --     2,139,745    1,241,740
 Net realized loss on
  foreign currency

  transactions                      --            --           --            --           --
 Net change in
  unrealized
  appreciation

  (depreciation) on
  investments,
  collateral, futures
  contracts and foreign

  currency translation      72,705,877    81,285,328   11,987,900    73,510,212   20,790,088
                          ------------  ------------  -----------  ------------  -----------
Net realized and
 unrealized gain (loss)
 on investments,
 collateral, foreign
 currency and futures

 contracts                 115,761,258   106,787,524   26,228,649   103,134,722   23,298,970
                          ------------  ------------  -----------  ------------  -----------
Change in net assets
 resulting from

 operations               $125,010,241  $107,967,309  $27,488,942  $101,261,813  $22,404,454
                          ============  ============  ===========  ============  ===========

(1)Net of Foreign taxes withheld of $439,056.
(2)Net of dollar roll interest expense of $1,926,285.
(3)Net of foreign capital tax of $61,371.

(See Notes which are an integral part of the Financial Statements)

                                                             [_] Marshall Funds


-------------     -------         -------       -------       -------      -------
International    Government     Intermediate  Intermediate  Short-Term      Money
    Stock          Income           Bond        Tax-Free      Income       Market
    Fund            Fund            Fund          Fund         Fund         Fund

-------------     -------         -------       -------       -------      -------
 $   581,208    $ 19,627,198(2) $ 38,983,936  $ 5,178,120   $ 8,444,398  $93,541,888

   4,505,717(1)           --              --           --            --           --
 -----------    ------------    ------------  -----------   -----------  -----------
   5,086,925      19,627,198      38,983,936    5,178,120     8,444,398   93,541,888

   2,416,970       2,245,727       3,565,324      658,570       810,216    8,873,537
       7,252           6,450           7,220        7,206         7,792        7,828
     205,307         253,421         498,835       91,361       112,112    1,477,382
     169,818          50,971          79,528       22,469        27,494      203,990
      71,736          74,390          98,104       50,624        47,321      179,417
      44,821          77,066          80,311       31,140        27,124      293,394
     604,066         684,008       1,353,842      274,404       337,590      332,814
         176             229             461           --            --       22,127
      29,521          23,896          24,602       19,744        24,816       73,112
      15,270          15,138          14,909       12,806        15,111       15,670
       7,106           3,135           3,673        3,022           407        7,425
       8,684          13,407          16,144       10,585        13,905       18,305
       1,201           1,928           4,074          985         1,509        8,490
         176             233             463           --            --      331,903
      23,830          27,697          50,202        7,714         9,935      125,799
      34,411          12,604          42,900        8,939         8,023       24,896
 -----------    ------------    ------------  -----------   -----------  -----------
   3,640,345       3,490,300       5,840,592    1,199,569     1,443,355   11,996,089

     (23,525)       (291,548)       (356,532)    (277,085)     (445,583)  (4,436,304)
          --        (624,141)     (1,235,035)    (252,452)     (310,583)          --
        (176)           (229)           (461)          --            --           --
 -----------    ------------    ------------  -----------   -----------  -----------
     (23,701)       (915,918)     (1,592,028)    (529,537)     (756,166)  (4,436,304)
   3,616,644       2,574,382       4,248,564      670,032       687,189    7,559,785
 -----------    ------------    ------------  -----------   -----------  -----------
   1,470,281      17,052,816      34,735,372    4,508,088     7,757,209   85,982,103
  27,402,838(3)   (5,532,998)     (2,982,509)    (183,666)     (228,984)          --
          --              --              --           --            --           --
  (1,420,206)             --              --           --            --           --
  21,406,193     (10,156,936)    (24,215,629)  (4,455,519)   (2,721,091)          --
 -----------    ------------    ------------  -----------   -----------  -----------
  47,388,825     (15,689,934)    (27,198,138)  (4,639,185)   (2,950,075)          --
 -----------    ------------    ------------  -----------   -----------  -----------
 $48,859,106    $  1,362,882    $  7,537,234  $  (131,097)  $ 4,807,134  $85,982,103
 ===========    ============    ============  ===========   ===========  ===========

 Statements of Changes in Net Assets


                          ----------------------------  --------------------------
                                    Equity                      Large-Cap
                                    Income                      Growth &

                                     Fund                      Income Fund

                          ----------------------------  --------------------------
                           Year Ended     Year Ended     Year Ended    Year Ended
                           August 31,     August 31,     August 31,    August 31,

                              1999           1998           1999          1998
                          -------------  -------------  ------------  ------------

 Increase (Decrease) in
  Net Assets

 Operations--
 Net investment income

  (net operating loss)    $   9,248,983  $   9,626,902  $  1,179,785  $  1,227,848
 Net realized gain
  (loss) on investment

  transactions               43,055,381     40,283,486    21,925,688    18,456,573
 Net realized gain
  (loss) on futures

  contracts                          --             --     3,576,508      (844,292)
 Net realized loss on
  foreign currency

  transactions                       --             --            --            --
 Net change in
  unrealized
  appreciation

  (depreciation) of
  investments,
  collateral, futures
  contracts and foreign

  currency translation       72,705,877    (23,760,894)   81,285,328    (9,032,687)
                          -------------  -------------  ------------  ------------
  Change in net assets
   resulting from

   operations               125,010,241     26,149,494   107,967,309     9,807,442
                          -------------  -------------  ------------  ------------
 Distributions to
  Shareholders--

 Dividends to
  shareholders from net
  investment income

  Class Y Shares             (9,616,451)    (9,687,514)   (1,225,905)   (1,128,306)
  Class A Shares                 (1,539)            --          (125)           --
 Distributions to

  shareholders from net

  realized gain on

  investments

  Class Y Shares            (33,129,352)   (27,002,639)  (16,057,392)  (23,055,255)
                          -------------  -------------  ------------  ------------
  Change in net assets
   from distributions to

   shareholders             (42,747,342)   (36,690,153)  (17,283,422)  (24,183,561)
                          -------------  -------------  ------------  ------------
 Capital Stock
  Transactions--

 Proceeds from sale of

  shares                     62,127,664    212,523,763    68,746,185    59,962,072
 Net asset value of
  shares issued to
  shareholders in
  payment of

  distributions declared     36,072,765     29,988,247    16,617,460    23,601,015
 Cost of shares redeemed   (101,277,886)  (104,836,067)  (42,926,207)  (63,972,861)
                          -------------  -------------  ------------  ------------
  Change in net assets
   from capital stock

   transactions              (3,077,457)   137,675,943    42,437,438    19,590,226
                          -------------  -------------  ------------  ------------
  Change in net assets       79,185,442    127,135,284   133,121,325     5,214,107
 Net Assets:
 Beginning of year          458,864,786    331,729,502   274,821,404   269,607,297
                          -------------  -------------  ------------  ------------
 End of year              $ 538,050,228  $ 458,864,786  $407,942,729  $274,821,404
                          =============  =============  ============  ============
 Undistributed net
  investment income
  included in net assets

  at end of period        $     260,171  $     647,535  $    199,188  $    244,696
                          =============  =============  ============  ============

(See Notes which are an integral part of the Financial Statements)

                                                             [_] Marshall Funds


--------------------------  --------------------------  --------------------------  ----------------------------
                                                                Small-Cap

         Mid-Cap                     Mid-Cap                     Growth                    International
       Value Fund                  Growth Fund                    Fund                      Stock Fund

--------------------------  --------------------------  --------------------------  ----------------------------
 Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended     Year Ended
 August 31,    August 31,    August 31,    August 31,    August 31,    August 31,    August 31,     August 31,

    1999          1998          1999          1998          1999          1998          1999           1998
------------  ------------  ------------  ------------  ------------  ------------  -------------  -------------
$  1,260,293  $  1,595,862  $ (1,872,909) $ (1,775,264) $   (894,516) $ (1,015,186) $   1,470,281  $   5,028,964
  14,240,749    11,719,164    27,484,765    17,091,286     1,267,142     3,744,474     27,402,838        309,389
          --            --     2,139,745       264,890     1,241,740      (200,587)            --             --
          --            --            --            --            --            --     (1,420,206)      (233,199)
  11,987,900   (16,549,975)   73,510,212   (36,178,485)   20,790,088   (23,578,293)    21,406,193    (29,288,960)
------------  ------------  ------------  ------------  ------------  ------------  -------------  -------------
  27,488,942    (3,234,949)  101,261,813   (20,597,573)   22,404,454   (21,049,592)    48,859,106    (24,183,806)
------------  ------------  ------------  ------------  ------------  ------------  -------------  -------------
  (1,460,404)   (1,713,554)           --            --            --            --     (4,598,552)    (3,675,610)
        (311)           --            --            --            --            --             --             --
 (11,609,645)  (21,031,640)  (12,958,800)  (23,952,792)     (187,364)   (2,485,675)            --     (4,959,734)
------------  ------------  ------------  ------------  ------------  ------------  -------------  -------------
 (13,070,360)  (22,745,194)  (12,958,800)  (23,952,792)     (187,364)   (2,485,675)    (4,598,552)    (8,635,344)
------------  ------------  ------------  ------------  ------------  ------------  -------------  -------------
  16,163,437    57,448,236    91,239,828    99,091,260    48,531,026    76,581,765    220,340,936    163,353,256
  12,077,431    21,339,106    12,799,676    23,567,478       185,274     2,464,966      2,562,588      6,828,038
 (48,348,363)  (63,330,825)  (82,203,575)  (87,703,412)  (47,405,727)  (32,078,052)  (221,668,862)  (138,963,126)
------------  ------------  ------------  ------------  ------------  ------------  -------------  -------------
 (20,107,495)   15,456,517    21,835,929    34,955,326     1,310,573    46,968,679      1,234,662     31,218,168
------------  ------------  ------------  ------------  ------------  ------------  -------------  -------------
  (5,688,913)  (10,523,626)  110,138,942    (9,595,039)   23,527,663    23,433,412     45,495,216     (1,600,982)
 134,619,810   145,143,436   187,388,415   196,983,454    79,858,005    56,424,593    225,248,510    226,849,492
------------  ------------  ------------  ------------  ------------  ------------  -------------  -------------
$128,930,897  $134,619,810  $297,527,357  $187,388,415  $103,385,668  $ 79,858,005  $ 270,743,726  $ 225,248,510
============  ============  ============  ============  ============  ============  =============  =============
$    171,218  $    371,804            --            --            --            --  $    (129,507) $   4,584,972
============  ============  ============  ============  ============  ============  =============  =============


---------------------------
       Government
         Income

          Fund

---------------------------
 Year Ended    Year Ended
 August 31,    August 31,

    1999          1998
------------- -------------
$ 17,052,816  $ 15,508,284

  (5,532,998)    1,854,374

          --            --
          --            --
 (10,156,936)    3,216,704

------------- -------------
   1,362,882    20,579,362

------------- -------------
 (17,129,836)  (15,508,284)
      (4,991)           --

          --            --
------------- -------------
 (17,134,827)  (15,508,284)

------------- -------------
 101,047,566    98,456,886
  10,213,574     8,809,411

 (57,763,948)  (35,667,208)

------------- -------------
  53,497,192    71,599,089

------------- -------------
  37,725,247    76,670,167
 280,312,614   203,642,447

------------- -------------
$318,037,861  $280,312,614

============= =============
$   (126,797)           --
============= =============

 Statements of Changes in Net Assets


                                                   --------------------------
                                                         Intermediate
                                                           Bond Fund

                                                   --------------------------
                                                       Year          Year
                                                      Ended         Ended

                                                    August 31,    August 31,
                                                       1999          1998

                                                   ------------  ------------

Increase (Decrease) in Net Assets
Operations--

 Net investment income                             $ 34,735,372  $ 31,179,790
 Net realized gain (loss) on investment
  transactions                                       (2,982,509)    1,740,828
 Net change in unrealized appreciation
  (depreciation) of investments, collateral,
  futures contracts, and foreign currency

  translation                                       (24,215,629)    7,755,997
                                                   ------------  ------------
   Change in net assets resulting from operations     7,537,234    40,676,615
                                                   ------------  ------------
Distributions to Shareholders--
 Dividends to shareholders from net investment

  income:

  Class Y Shares                                    (34,884,036)  (31,179,790)
  Class A Shares                                        (10,464)           --
 Distributions from shareholders from net realized
  gain on investments

  Class Y Shares                                             --            --
                                                   ------------  ------------
   Change in net assets from distributions to

    shareholders                                    (34,894,500)  (31,179,790)
                                                   ------------  ------------
Capital Stock Transactions--

  Proceeds from sale of shares                      109,483,038   256,079,048
  Net asset value of shares issued to shareholders

   in payment of dividends declared                  13,956,200    13,270,752
  Cost of shares redeemed                           (85,827,857)  (87,411,885)
                                                   ------------  ------------
   Change in net assets from capital stock

    transactions                                     37,611,381   181,937,915
                                                   ------------  ------------
   Change in net assets                              10,254,115   191,434,740
Net Assets:
  Beginning of year                                 589,669,027   398,234,287
                                                   ------------  ------------
  End of year                                      $599,923,142  $589,669,027
                                                   ============  ============
Undistributed net investment income included in

 net assets at end of period                       $   (186,462)           --
                                                   ============  ============

(See Notes which are an integral part of the Financial Statements)

                                                             [_] Marshall Funds


 --------------------------  --------------------------  ------------------------------
       Intermediate                 Short-Term                       Money
         Tax-Free                     Income                        Market

           Fund                        Fund                          Fund

 --------------------------  --------------------------  ------------------------------
     Year          Year          Year          Year           Year            Year
    Ended         Ended         Ended         Ended          Ended           Ended

  August 31,    August 31,    August 31,    August 31,     August 31,      August 31,
     1999          1998          1999          1998           1999            1998

 ------------  ------------  ------------  ------------  --------------  --------------

 $  4,508,088  $  4,014,103  $  7,757,209  $  9,021,548  $   85,982,103  $   82,839,430
     (183,666)      825,890      (228,984)   (1,166,498)             --              --

   (4,455,519)    1,904,633    (2,721,091)      619,229              --              --
 ------------  ------------  ------------  ------------  --------------  --------------
     (131,097)    6,744,626     4,807,134     8,474,279      85,982,103      82,839,430
 ------------  ------------  ------------  ------------  --------------  --------------


   (4,511,597)   (4,010,594)   (7,755,151)   (9,021,548)    (80,923,709)    (78,163,550)
           --            --            --            --      (5,058,394)     (4,675,880)

     (728,088)           --            --            --              --              --
 ------------  ------------  ------------  ------------  --------------  --------------
   (5,239,685)   (4,010,594)   (7,755,151)   (9,021,548)    (85,982,103)    (82,839,430)
 ------------  ------------  ------------  ------------  --------------  --------------

   27,474,634    27,565,906    68,590,068    68,282,147   6,113,374,930   5,479,189,898
    1,063,380       369,721     4,593,648     4,343,981      24,005,312      18,085,713
  (16,026,860)  (17,185,505)  (68,479,242)  (87,673,401) (6,049,229,780) (5,183,477,454)
 ------------  ------------  ------------  ------------  --------------  --------------
   12,511,154    10,750,122     4,704,474   (15,047,273)     88,150,462     313,798,157
 ------------  ------------  ------------  ------------  --------------  --------------
    7,140,372    13,484,154     1,756,457   (15,594,542)     88,150,462     313,798,157

  101,592,112  $ 88,107,958   133,186,149   148,780,691   1,693,941,745   1,380,143,588
 ------------  ------------  ------------  ------------  --------------  --------------
 $108,732,484  $101,592,112  $134,942,606  $133,186,149  $1,782,092,207  $1,693,941,745
 ============  ============  ============  ============  ==============  ==============
 $        470  $      3,509       (24,729)           --              --              --
 ============  ============  ============  ============  ==============  ==============

 Financial Highlights--Class Y Shares


                                Distributions to

                                shareholders from

                                  Net realized and                           net realized gain
                                     unrealized                                on investment

                         Net       gain/(loss) on               Dividends to   transactions,
            Net Asset investment    investments,                shareholders      futures

  Period     value,    income/   collateral, futures Total from   from net    contracts, and                 Net Asset
  Ended     beginning operating     contracts and    investment  investment  foreign currency      Total     value, end   Total

August 31,  of period   (loss)    foreign currency   operations    income      transactions    distributions of period  return(3)

----------  --------- ---------- ------------------- ---------- ------------ ----------------- ------------- ---------- ---------

Equity Income Fund

1995          $ 9.96      0.33             1.26          1.59       (0.33)            --           (0.33)      $11.22      16.40%
1996          $11.22      0.34             2.00          2.34       (0.35)         (0.21)          (0.56)      $13.00      21.20%
1997          $13.00      0.33             3.51          3.84       (0.34)         (0.86)          (1.20)      $15.64      30.95%
1998          $15.64      0.31            (0.19)(5)      0.12       (0.32)         (1.27)          (1.59)      $14.17       0.04%
1999          $14.17      0.28             3.59          3.87       (0.29)         (1.04)          (1.33)      $16.71      27.92%
Large-Cap Growth & Income Fund
1995          $10.05      0.09             1.59          1.68       (0.09)            --           (0.09)      $11.64      16.85%
1996          $11.64      0.16             1.17          1.33       (0.15)         (0.66)          (0.81)      $12.16      11.56%
1997          $12.16      0.10             3.76          3.86       (0.12)         (1.94)          (2.06)      $13.96      34.50%
1998          $13.96      0.06             0.46          0.52       (0.06)         (1.18)          (1.24)      $13.24       3.44%
1999          $13.24      0.06             5.01          5.07       (0.06)         (0.77)          (0.83)      $17.48      38.98%
Mid-Cap Value Fund
1995          $10.95      0.22             1.22          1.44       (0.20)         (0.11)          (0.31)      $12.08      13.57%
1996          $12.08      0.21             0.78          0.99       (0.21)         (0.88)          (1.09)      $11.98       8.53%
1997          $11.98      0.15             3.05          3.20       (0.15)         (1.89)          (2.04)      $13.14      30.20%
1998          $13.14      0.10            (0.92)        (0.82)      (0.12)         (1.95)          (2.07)      $10.25     (7.75%)
1999          $10.25      0.11             2.10          2.21       (0.12)         (0.94)          (1.06)      $11.40      21.92%
Mid-Cap Growth Fund
1995          $ 9.69     (0.00)            2.62          2.62       (0.01)            --           (0.01)      $12.30      27.06%
1996          $12.30     (0.06)            2.24          2.18          --          (0.92)          (0.92)      $13.56      18.92%
1997          $13.56     (0.08)            2.56          2.48          --          (1.22)          (1.22)      $14.82      19.14%
1998          $14.82     (0.13)           (0.93)        (1.06)         --          (1.81)          (1.81)      $11.95     (8.77%)
1999          $11.95     (0.11)            6.26          6.15          --          (0.82)          (0.82)      $17.28      53.41%
Small-Cap Growth Fund
1997(2)       $10.00     (0.08)            2.27          2.19          --             --              --       $12.19      21.90%
1998          $12.19     (0.22)           (1.66)        (1.88)         --          (0.49)          (0.49)      $ 9.82    (16.25%)
1999          $ 9.82     (0.11)            2.69          2.58          --          (0.02)          (0.02)      $12.38      26.30%
International Stock Fund
1995(1)       $10.00      0.20             0.01          0.21       (0.05)            --           (0.05)      $10.16       2.11%
1996          $10.16      0.21             0.96          1.17       (0.22)         (0.03)          (0.25)      $11.08      11.71%
1997          $11.08      0.18             2.29          2.47       (0.26)         (0.09)          (0.35)      $13.20      22.73%
1998          $13.20      0.26            (1.42)        (1.16)      (0.21)         (0.29)          (0.50)      $11.54     (9.09%)
1999          $11.54      0.09             2.45          2.54       (0.25)            --           (0.25)      $13.83      22.20%


                   Ratios to Average Net Assets

            --------------------------------------------------------
                                                         Net

                                                      investment       Net Assets,

  Period                      Net         Expenses      income             end       Portfolio
  Ended                    investment      (after       (after          of period    turnover

August 31,  Expenses(6)    income(6)      waivers)     waivers)      (000's omitted)   rate

----------- -------------- -------------- ----------- -------------- --------------- ---------

Equity Income Fund

1995              1.10%          3.36%        1.01%         3.45%      $  107,499        43%
1996              0.98%          2.83%        0.98%         2.83%      $  173,402        60%
1997              1.22%          2.31%        1.22%         2.31%      $  331,730        61%
1998              1.17%          2.01%        1.17%         2.01%      $  458,865        69%
1999              1.17%          1.73%        1.17%         1.73%      $  537,295        72%
Large-Cap Growth & Income Fund
1995              0.99%          0.87%        0.98%         0.88%      $  257,019        79%
1996              0.97%          1.28%        0.97%         1.28%      $  251,583       147%
1997              1.23%          0.78%        1.23%         0.78%      $  269,607        43%
1998              1.21%          1.40%        1.21%         0.40%      $  274,821        33%
1999              1.20%          0.32%        1.20%         0.32%      $  407,031        32%
Mid-Cap Value Fund
1995              0.96%          1.98%        0.96%         1.98%      $  220,436        78%
1996              0.98%          1.68%        0.98%         1.68%      $  195,066        67%
1997              1.23%          1.20%        1.23%         1.20%      $  145,143        55%
1998              1.25%          0.96%        1.25%         0.96%      $  134,620        59%
1999              1.25%          0.96%        1.25%         0.96%      $  128,575        90%
Mid-Cap Growth Fund
1995              1.09%        (0.21%)        1.01%       (0.13%)      $  108,256       157%
1996              1.01%        (0.47%)        1.01%       (0.47%)      $  143,236       189%
1997              1.24%        (0.52%)        1.24%       (0.52%)      $  196,983       211%
1998              1.23%        (0.79%)        1.23%       (0.79%)      $  187,388       167%
1999              1.21%        (0.73%)        1.21%       (0.73%)      $  297,249       173%
Small-Cap Growth Fund
1997(2)          1.80%(4)      (0.94%)(4)    1.80%(4)     (0.94%)(4)   $   56,425       183%
1998              1.60%        (1.18%)        1.60%       (1.18%)      $   79,858       139%
1999              1.59%        (0.90%)        1.59%       (0.90%)      $  102,992       219%
International Stock Fund
1995(1)          1.58%(4)       2.38%(4)     1.54%(4)      2.42%(4)    $   94,048        61%
1996              1.35%          2.58%        1.35%         2.58%      $  143,783        26%
1997              1.59%          1.80%        1.59%         1.80%      $  226,849        26%
1998              1.49%          2.01%        1.49%         2.01%      $  225,248        24%
1999              1.51%          0.78%        1.50%         0.79%      $  270,315       182%


                                Distributions to

                                shareholders from

                                  Net realized and                           net realized gain
                                     unrealized                                on investment

                         Net       gain/(loss) on               Dividends to   transactions,
            Net Asset investment    investments,                shareholders      futures

  Period     value,    income/   collateral, futures Total from   from net    contracts, and                 Net Asset
  Ended     beginning operating     contracts and    investment  investment  foreign currency      Total     value, end   Total

August 31,  of period   (loss)    foreign currency   operations    income      transactions    distributions of period  return(3)
Government Income Fund
1995         $ 9.26      0.60            0.27           0.87       (0.62)             --           (0.62)      $ 9.51     9.78%
1996         $ 9.51      0.62           (0.24)          0.38       (0.62)             --           (0.62)      $ 9.27     4.02%
1997         $ 9.27      0.62            0.22           0.84       (0.62)             --           (0.62)      $ 9.49     9.35%
1998         $ 9.49      0.61            0.21           0.82       (0.61)             --           (0.61)      $ 9.70     8.92%
1999         $ 9.70      0.54           (0.48)          0.06       (0.54)             --           (0.54)      $ 9.22     0.62%
Intermediate Bond Fund
1995         $ 9.36      0.61            0.16           0.77       (0.62)             --           (0.62)      $ 9.51     8.58%
1996         $ 9.51      0.58           (0.25)          0.33       (0.58)             --           (0.58)      $ 9.26     3.52%
1997         $ 9.26      0.58            0.18           0.76       (0.58)             --           (0.58)      $ 9.44     8.42%
1998         $ 9.44      0.58            0.16           0.74       (0.58)             --           (0.58)      $ 9.60     8.00%
1999         $ 9.60      0.55           (0.43)          0.12       (0.55)             --           (0.55)      $ 9.17     1.28%
Intermediate Tax-Free Fund
1995         $ 9.71      0.42            0.20           0.62       (0.42)             --           (0.42)      $ 9.91     6.58%
1996         $ 9.91      0.43           (0.08)          0.35       (0.43)             --           (0.43)      $ 9.83     3.57%
1997         $ 9.83      0.43            0.21           0.64       (0.43)             --           (0.43)      $10.04     6.67%
1998         $10.04      0.43            0.29           0.72       (0.43)             --           (0.43)      $10.33     7.31%
1999         $10.33      0.42           (0.41)          0.01       (0.42)          (0.07)          (0.49)      $ 9.85     0.02%
Short-Term Income Fund
1995         $ 9.71      0.56            0.05           0.61       (0.58)             --           (0.58)      $ 9.74     6.47%
1996         $ 9.74      0.62           (0.15)          0.47       (0.62)             --           (0.62)      $ 9.59     4.92%
1997         $ 9.59      0.63            0.04           0.67       (0.62)             --           (0.62)      $ 9.64     7.20%
1998         $ 9.64      0.61           (0.03)          0.58       (0.61)             --           (0.61)      $ 9.61     6.22%
1999         $ 9.61      0.55           (0.21)          0.34       (0.55)             --           (0.55)      $ 9.40     3.59%
Money Market Fund
1995         $ 1.00      0.05              --           0.05       (0.05)             --           (0.05)      $ 1.00     5.57%
1996         $ 1.00      0.05              --           0.05       (0.05)             --           (0.05)      $ 1.00     5.39%
1997         $ 1.00      0.05              --           0.05       (0.05)             --           (0.05)      $ 1.00     5.35%
1998         $ 1.00      0.05              --           0.05       (0.05)             --           (0.05)      $ 1.00     5.51%
1999         $ 1.00      0.05              --           0.05       (0.05)             --           (0.05)      $ 1.00     4.98%

                   Ratios to Average Net Assets
                                               Net

                                            investment   Net Assets,

  Period                   Net     Expenses   income         end       Portfolio
  Ended                 investment  (after    (after      of period    turnover

August 31,  Expenses(6) income(6)  waivers)  waivers)  (000's omitted)   rate
Government Income Fund
1995           1.12%       6.28%     0.86%     6.54%     $  103,708       360%
1996           1.05%       6.32%     0.86%     6.51%     $  138,458       268%
1997           1.24%       6.24%     0.86%     6.62%     $  203,642       299%
1998           1.21%       6.04%     0.87%     6.38%     $  280,313       353%
1999           1.19%       5.36%     0.86%     5.69%     $  317,284       232%
Intermediate Bond Fund
1995           0.79%       6.42%     0.71%     6.50%     $  344,071       232%
1996           0.81%       6.05%     0.72%     6.14%     $  403,657       201%
1997           1.03%       5.86%     0.72%     6.17%     $  398,234       144%
1998           1.00%       5.73%     0.71%     6.02%     $  589,669       148%
1999           0.99%       5.57%     0.71%     5.85%     $  598,970       181%
Intermediate Tax-Free Fund
1995           1.08%       3.88%     0.61%     4.35%     $   46,051       105%
1996           0.98%       3.97%     0.61%     4.34%     $   65,927        41%
1997           1.15%       3.81%     0.61%     4.35%     $   88,108        53%
1998           1.12%       3.71%     0.61%     4.22%     $  101,592        68%
1999           1.09%       3.63%     0.61%     4.11%     $  108,732        53%
Short-Term Income Fund
1995           0.91%       5.38%     0.51%     5.78%     $   84,273       194%
1996           0.91%       5.76%     0.51%     6.16%     $  100,846       144%
1997           1.08%       5.87%     0.49%     6.46%     $  148,781       101%
1998           1.05%       5.85%     0.50%     6.40%     $  133,186        90%
1999           1.07%       5.18%     0.51%     5.74%     $  134,943       163%
Money Market Fund
1995           0.67%       5.18%     0.41%     5.44%     $1,128,623        --
1996           0.67%       5.03%     0.41%     5.29%     $1,039,659        --
1997           0.67%       4.96%     0.41%     5.22%     $1,290,659        --
1998           0.66%       5.12%     0.41%     5.37%     $1,588,817        --
1999           0.66%       4.61%     0.41%     4.86%     $1,663,740        --

(1) Reflects operations for the    (5) The amount shown in this caption for a
    period from September 2, 1994      share outstanding does not correspond
    (date of initial public            with the aggregate net realized and
    investment) to August 31,          unrealized gain (loss) on investments,
    1995.                              collateral, Futures Contracts and
(2) Reflects operations for the foreign currency for the period ended period from September 3, 1996 due to the timing of sales and (date of initial public repurchases of Fund shares in relation investment) to August 31, to fluctuating market values of the 1997. investments of the Fund.

(3) Based on net asset value. (6) During the period, certain fees were (4) Computed on an annualized voluntarily waived. If such waivers had

    basis.                             not occurred, the ratios would have
                                       been as indicated.

 Notes to Financial Statements

1. Organization

  Marshall Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Corporation consists of eleven diversified portfolios (individually referred to as the "Fund", or collectively as the "Funds") which are presented herein:


                           Portfolio Name                             Investment Objective

                           --------------                             --------------------

 Marshall Equity Income Fund ("Equity Income Fund")                 Capital appreciation and
                                                                    above-average dividend
                                                                    income.

 Marshall Large-Cap Growth & Income Fund                            Capital appreciation and
                                                                    income.

  ("Large-Cap Growth & Income Fund")

 Marshall Mid-Cap Value Fund ("Mid-Cap Value Fund")                 Capital appreciation.
 Marshall Mid-Cap Growth Fund ("Mid-Cap Growth Fund")               Capital appreciation.
 Marshall Small-Cap Growth Fund ("Small-Cap Growth Fund")           Capital appreciation.
 Marshall International Stock Fund ("International Stock Fund")     Capital appreciation.
 Marshall Government Income Fund ("Government Income Fund")         Current income.
 Marshall Intermediate Bond Fund ("Intermediate Bond Fund")         Maximize total return

                                                                    consistent with current
                                                                    income.

 Marshall
                                                                     Intermediate
                                                                     Tax-Free
                                                                     Fund
                                                                     ("Intermediate
                                                                     Tax-Free
                                                                     Fund")
                                                                     Provide a
                                                                     high level
                                                                     of current
                                                                     income that
                                                                     is exempt
                                                                     from
                                                                     federal
                                                                     income tax
                                                                     and is
                                                                     consistent
                                                                     with
                                                                     preservation
                                                                     of capital.

 Marshall                                                           Short-Term
                                                                    Income Fund
                                                                    ("Short-Term
                                                                    Income
                                                                    Fund")
                                                                    Maximize
                                                                    total return
                                                                    consistent
                                                                    with current
                                                                    income.

 Marshall                                                           Money Market
                                                                    Fund ("Money
                                                                    Market
                                                                    Fund")
                                                                    Current
                                                                    income
                                                                    consistent
                                                                    with
                                                                    stability of
                                                                    principal.


  The Funds (except Intermediate Tax-Free Fund and Short-Term Income Fund) offered two classes of shares: Class Y Shares and Class A Shares. The assets of each Fund are segregated and a shareholder's interest is limited to the Fund in which shares are held. The Financial Highlights of Class A Shares of the Funds are presented in a separate annual report.

2. Significant Accounting Policies

  The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

  Investment Valuations--Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked prices as furnished by an independent pricing service. Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. The Money Market Fund's use of the amortized cost method to value portfolio securities is in accordance with Rule 2a-7 under the Act. For fluctuating net asset value funds within the Corporation, short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

  Repurchase Agreements--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction, including accrued interest.

  The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser (or sub-adviser with respect to the International Stock Fund) to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

  Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

  Federal Taxes--It is the Funds' policy to comply with the provisions of Subchapter M of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

                                                             [_] Marshall Funds

  Withholding taxes on foreign dividends have been provided for in accordance with the International Stock Fund's understanding of the applicable country's tax rules and rates.

  At August 31, 1999, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as listed below:


                        Capital Loss Capital Loss Capital Loss Capital Loss
                        Capital Loss Capital Loss Carryforward Carryforward
                        Carryforward Carryforward Carryforward Carryforward
                        Total to Expire in to Expire in to Expire in to Expire in to Expire in to Expire in Capital Loss

Fund                        2002         2003         2004         2005         2006         2007     Carryforward
----                    ------------ ------------ ------------ ------------ ------------ ------------ ------------
Government Income Fund    $     --     $      --    $      --    $385,369    $      --    $       --  $   385,369
Intermediate Bond Fund          --    15,540,740    6,100,494          --           --            --   21,641,234
Short-Term Income Fund     302,405     1,898,650      556,158     545,815      618,371       952,637    4,874,036

  Additionally, the following net capital losses or currency losses attributable to security transactions incurred after October 31, 1998 are treated as arising on September 1, 1999, the first day of the Fund's next taxable year:


Fund                        Capital Loss  Currency Loss

----                        ------------  -------------
Mid-Cap Value Fund          $      (164)   $        --
Small-Cap Growth Fund        (1,710,125)            --
International Stock Fund             --     (1,420,943)
Government Income Fund       (6,728,127)            --
Intermediate Bond Fund       (2,723,294)            --
Intermediate Tax-Free Fund     (421,014)            --
Short-Term Income Fund         (214,081)            --

  When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  Futures Contracts--Large-Cap Growth & Income Fund, Mid-Cap Value Fund, Mid-Cap Growth Fund and Small-Cap Growth Fund purchase stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

  At August 31, 1999, Large-Cap Growth & Income Fund and Mid-Cap Value Fund had no outstanding futures contracts.

  At August 31, 1999, the Mid-Cap Growth Fund had outstanding futures contracts as set forth below:


Expiration Date          Contracts to Receive Position Unrealized Appreciation

---------------          -------------------- -------- -----------------------
September 1999              20 Nasdaq 100       Long          $661,848
September 1999                10 S&P 250        Long            20,999
                                                              --------
Net Unrealized
Appreciation on Futures

Contracts                                                     $682,847


  At August 31, 1999, the Small-Cap Growth Fund had outstanding futures contracts as set forth below:


 Expiration Date   Contracts to Receive   Position   Unrealized (Depreciation)

 ---------------   --------------------   --------   -------------------------
 September 1999      20 Russell 2000        Long             $(88,752)

 Notes to Financial Statements (continued)

  Foreign Exchange Contracts--International Stock Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. As of August 31, 1999, International Stock Fund had outstanding foreign exchange contracts as set forth below:


                   Foreign Currency Units                   Contracts at   Unrealized
Settlement Date          to Deliver         In Exchange For    Value     (Depreciation)

---------------  -------------------------- --------------- ------------ --------------

Contracts
 Sold:

9/2/1999-

 9/7/1999        3,424,987 Singapore Dollar   $2,022,505     $2,034,444     $(11,939)
9/1/1999-
 9/2/1999        3,866,808 Hong Kong Dollar   $  497,966     $  497,988     $    (22)
                                                                            --------
Net Unrealized Depreciation on Foreign Exchange Contracts                   $(11,961)

  Foreign Currency Translation--The accounting records of International Stock Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FCs") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

  Dollar Roll Transactions--The Funds, except for the Money Market Fund, may enter into dollar roll transactions with respect to mortgage securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds loan mortgage securities to financial institutions and simultaneously agree to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are short-term financing arrangements which will not exceed twelve months. The Funds will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Funds' current yield and total return.

  Securities Lending--The Funds participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. The Funds receive cash as collateral in return for the securities and record a corresponding payable for collateral due to the respective broker. The amount of cash collateral received is maintained at a minimum level of 100% of the market value on securities loaned plus interest. Collateral is reinvested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates) and money market funds. The Funds reimburse the custodian for the costs directly associated with the Funds' participation in the securities lending program.

  As of August 31, 1999, the value of securities loaned, the payable on collateral due to broker and the value of reinvested cash collateral securities were as follows:


                         Market Value of  Payable on Collateral Reinvested Collateral

Fund                    Securities Loaned     Due to Broker          Securities

----                    ----------------- --------------------- ---------------------
Equity Income Fund         $36,826,136         $37,859,400           $37,859,400
Large-Cap Growth &

 Income Fund               $42,626,009         $43,964,300           $43,964,300
Mid-Cap Value Fund         $13,329,259         $13,921,950           $13,921,950
Mid-Cap Growth Fund        $53,430,081         $54,475,000           $54,475,000
Government Income Fund     $14,884,650         $15,362,500           $15,362,500
Intermediate Bond Fund     $58,677,384         $60,763,800           $60,763,800

                                                             [_] Marshall Funds

  Individual reinvested cash collateral securities in excess of 5% of fund net assets at August 31, 1999 are as follows:


Investment Companies:
Provident Institutional Temp Fund  Mid-Cap Growth Fund $21,725,000


  Reclassification--Income and capital gain distributions are determined in accordance with income tax regulations which differ from generally accepted accounting principles. These differences are primarily attributable to differing book/tax treatments of net operating loss, passive foreign investment companies, and foreign currency transactions. Amounts as of August 31, 1999 have been reclassed to reflect the following:


                                             Increase (Decrease)

                                ----------------------------------------------
                                                Accumulated
                                                Net Realized Undistributed Net

Fund Name                       Paid-in-Capital  Gain/Loss   Investment Income

---------                       --------------- ------------ -----------------
Equity Income Fund                 $  18,357     $       --     $  (18,357)
Large-Cap Growth & Income Fund         1,337         (2,074)           737
Mid-Cap Value Fund                        --           (164)           164
Mid-Cap Growth Fund                  (79,691)    (1,793,218)     1,872,909
Small-Cap Growth Fund                     --       (894,516)       894,516
International Stock Fund           1,055,825        530,383     (1,586,208)
Government Income Fund                44,519            267        (44,786)
Intermediate Bond Fund                28,444         (1,110)       (27,334)
Intermediate Tax-Free Fund                --           (470)           470
Short-Term Income Fund                26,785              2        (26,787)

  Restricted Securities--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Funds' restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Funds' pricing committee.

  Other--Investment transactions are accounted for on the trade date.

3. Capital Stock

  The Articles of Incorporation permit the Directors to issue an indefinite number of full and fractional shares of common stock, par value $0.0001 per share. At August 31, 1999, the capital paid-in was as follows:


                                Capital Paid-

Fund                                  In

----                            --------------
Equity Income Fund              $  386,839,789
Large-Cap Growth & Income Fund  $  240,131,258
Mid-Cap Value Fund              $   98,260,727
Mid-Cap Growth Fund             $  203,241,747
Small-Cap Growth Fund           $   96,644,875
International Stock Fund        $  214,364,944
Government Income Fund          $  331,052,682
Intermediate Bond Fund          $  639,560,396
Intermediate Tax-Free Fund      $  110,087,877
Short-Term Income Fund          $  141,754,078
Money Market Fund               $1,782,092,207


 Notes to Financial Statements (continued)

  Transactions in capital stock were as follows:


                                                    Large-Cap Growth

                           Equity Income Fund         & Income Fund        Mid-Cap Value Fund

                          ----------------------  ----------------------  ----------------------
                          Year Ended  Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                          August 31,  August 31,  August 31,  August 31,  August 31,  August 31,

                             1999        1998        1999        1998        1999        1998
Class Y Shares            ----------  ----------  ----------  ----------  ----------  ----------
Shares sold                3,774,192  15,738,873   4,118,807   4,089,991   1,402,187   5,453,000
Shares issued to
 shareholders in payment
 of distributions

 declared                  2,268,227   1,937,827   1,056,636   1,725,616   1,089,157   1,866,937
Shares redeemed           (6,266,153) (6,501,126) (2,637,363) (4,377,201) (4,344,171) (5,229,996)
                          ----------  ----------  ----------  ----------  ----------  ----------
Net change resulting
 from Class Y Share

 transactions               (223,734) 11,175,574   2,538,080   1,438,406  (1,852,827)  2,089,941
                          ==========  ==========  ==========  ==========  ==========  ==========


                                                     Large-Cap Growth

                            Equity Income Fund         & Income Fund        Mid-Cap Value Fund

                          ----------------------- ----------------------- -----------------------
                          Period Ended Year Ended Period Ended Year Ended Period Ended Year Ended
                           August 31,  August 31,  August 31,  August 31,  August 31,  August 31,

                             1999*        1998       1999*        1998       1999*        1998
Class A Shares            ------------ ---------- ------------ ---------- ------------ ----------
Shares sold                   47,914           --     52,607          --       31,174         --
Shares issued to
 shareholders in payment
 of distributions

 declared                         89           --          7          --           27         --
Shares redeemed               (2,821)          --       (432)         --           (9)        --
                            --------   ----------  ---------   ---------   ----------  ---------
Net change resulting
 from Class A Share

 transactions                 45,182           --     52,182          --       31,192         --
                            ========   ==========  =========   =========   ==========  =========
Net change resulting
 from Fund Share

 transactions               (178,552)  11,175,574  2,590,262   1,438,406   (1,821,635) 2,089,941
                            ========   ==========  =========   =========   ==========  =========


                                                        Small-Cap              International

                           Mid-Cap Growth Fund         Growth Fund              Stock Fund

                          ----------------------  ----------------------  ------------------------
                          Year Ended  Year Ended  Year Ended  Year Ended  Year Ended   Year Ended
                          August 31,  August 31,  August 31,  August 31,  August 31,   August 31,

                             1999        1998        1999        1998        1999         1998
Class Y Shares            ----------  ----------  ----------  ----------  -----------  -----------
Shares sold                5,935,509   6,547,612   4,158,729   5,767,967   16,904,131   11,989,024
Shares issued to
 shareholders in payment
 of distributions

 declared                    950,942   1,710,267      15,715     199,269      201,461      545,806
Shares redeemed           (5,364,366) (5,865,009) (3,987,720) (2,462,788) (17,084,034) (10,197,589)
                          ----------  ----------  ----------  ----------  -----------  -----------
Net change resulting
 from Class Y Share

 transactions              1,522,085   2,392,870     186,724   3,504,448       21,558    2,337,241
                          ==========  ==========  ==========  ==========  ===========  ===========


                                                         Small-Cap             International

                            Mid-Cap Growth Fund         Growth Fund             Stock Fund

                          ----------------------- ----------------------- -----------------------
                          Period Ended Year Ended Period Ended Year Ended Period Ended Year Ended
                           August 31,  August 31,  August 31,  August 31,  August 31,  August 31,

                             1999*        1998       1999*        1998       1999*        1998
Class A Shares            ------------ ---------- ------------ ---------- ------------ ----------
Shares sold                   16,470          --     31,896           --     31,064           --
Shares issued to
 shareholders in payment
 of distributions

 declared                         --          --         --           --         --           --
Shares redeemed                 (368)         --        (86)          --        (86)          --
                           ---------   ---------    -------    ---------     ------    ---------
Net change resulting
 from Class A Share

 transactions                 16,102          --     31,810           --     30,978           --
                           =========   =========    =======    =========     ======    =========
Net change resulting
 from Fund Share

 transactions              1,538,187   2,392,870    218,534    3,504,448     52,536    2,337,241
                           =========   =========    =======    =========     ======    =========

*For the period from December 31, 1998 (start of performance) to August 31,
1999.

                                                             [_] Marshall Funds


                                    Government             Intermediate
                                    Income Fund              Bond Fund

                               ----------------------  ----------------------
                               Year Ended  Year Ended  Year Ended  Year Ended
                               August 31,  August 31,  August 31,  August 31,

                                  1999        1998        1999        1998
Class Y Shares                 ----------  ----------  ----------  ----------
Shares sold                    10,534,385  10,236,771  11,475,295  26,987,634
Shares issued to shareholders

 in payment of distributions

 declared                       1,074,105     916,492   1,480,740   1,392,283
Shares redeemed                (6,073,360) (3,711,734) (9,072,476) (9,172,629)
                               ----------  ----------  ----------  ----------
Net change resulting from

 Class Y Share transactions     5,535,130   7,441,529   3,883,559  19,207,288
                               ==========  ==========  ==========  ==========


                                      Government             Intermediate
                                      Income Fund              Bond Fund

                                ----------------------- -----------------------
                                Period Ended Year Ended Period Ended Year Ended
                                 August 31,  August 31,  August 31,  August 31,

                                   1999*        1998       1999*        1998
Class A Shares                  ------------ ---------- ------------ ----------
Shares sold                         91,212          --     105,916           --
Shares issued to shareholders

 in payment of distributions

 declared                              453          --       1,116           --
Shares redeemed                     (9,811)         --      (3,200)          --
                                 ---------   ---------   ---------   ----------
Net change resulting from

 Class A Share transactions         81,854          --     103,832           --
                                 =========   =========   =========   ==========
Net change resulting from Fund

 Share transactions              5,616,984   7,441,529   3,987,391   19,207,288
                                 =========   =========   =========   ==========


                                   Intermediate             Short-Term
                                   Tax-Free Fund            Income Fund

                               ----------------------  ----------------------
                               Year Ended  Year Ended  Year Ended  Year Ended
                               August 31,  August 31,  August 31,  August 31,

                                  1999        1998        1999        1998
Class Y Shares                 ----------  ----------  ----------  ----------
Shares sold                     2,685,986   2,704,411   7,225,319   7,082,890
Shares issued to shareholders

 in payment of distributions

 declared                         103,681      36,231     484,372     451,547
Shares redeemed                (1,581,808) (1,685,066) (7,217,328) (9,105,232)
                               ----------  ----------  ----------  ----------
Net change resulting from

 Class Y Share transactions     1,207,859   1,055,576     492,363  (1,570,795)
                               ==========  ==========  ==========  ==========


                                                   Money Market Fund

                                             ------------------------------
                                               Year Ended      Year Ended
                                               August 31,      August 31,

                                                  1999            1998
Class Y Shares                               --------------  --------------
Shares sold                                   5,558,732,228   4,913,792,441

Shares issued to shareholders in payment of

 distributions declared                          19,002,349      13,477,063
Shares redeemed                              (5,502,811,648) (4,629,111,222)
                                             --------------  --------------
Net change resulting from Class Y Share

 transactions                                    74,922,929     298,158,282
                                             ==============  ==============


                                                       Money Market Fund

                                                   --------------------------
                                                    Year Ended    Year Ended
                                                    August 31,    August 31,

                                                       1999          1998
Class A Shares                                     ------------  ------------
Shares sold                                         554,642,702   565,397,457

Shares issued to shareholders in payment of

 distributions declared                               5,002,963     4,608,650
Shares redeemed                                    (546,418,132) (554,366,232)
                                                   ------------  ------------
Net change resulting from Class A Share

 transactions                                        13,227,533    15,639,875
                                                   ============  ============
Net change resulting from Fund Share transactions    88,150,462   313,798,157
                                                   ============  ============

*For the period from December 31, 1998 (start of performance) to August 31,
1999.

 Notes to Financial Statements (continued)

4. Investment Advisory Fee and Other Transactions with Affiliates

  Investment Advisory Fee--M&I Investment Management Corp., the Funds' investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets as listed below. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

--------------------------------------------------------------------------------


Fund                            Annual Rate

----                            -----------
Equity Income Fund                 0.75%
Large-Cap Growth & Income Fund     0.75%
Mid-Cap Value Fund                 0.75%
Mid-Cap Growth Fund                0.75%
Small-Cap Growth Fund              1.00%
International Stock Fund           1.00%
Government Income Fund             0.75%
Intermediate Bond Fund             0.60%
Intermediate Tax-Free Fund         0.60%
Short-Term Income Fund             0.60%
Money Market Fund                  0.50%

--------------------------------------------------------------------------------

  Effective March 29, 1999, the International Stock Fund changed its sub-adviser from Templeton Investment Counsel, Inc. to BPI Global Asset Management LLP (the "Sub-Adviser"). The Adviser compensates the Sub-Adviser based on the level of average aggregate daily net assets of the International Stock Fund.

  Administrative Fee--Federated Administrative Services ("FAS"), under the Administrative Services Agreement, provides the Funds with administrative personnel and services. The fee paid to FAS is based on the level of average aggregate daily net assets of the Corporation for the period except for the Small-Cap Growth Fund, which is based on the Fund's average daily net assets.

  Distribution Services Fee--The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of shares of the Funds Class A Shares. The Plan provides that the Funds may incur distribution expenses up to 0.25% of the average daily net assets of the Fund's Class A Shares (except for the Money Market Fund's Class A Shares which may accrue up to 0.30%) annually, to compensate FSC.

  Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), each Fund (except for the Money Market Fund) will pay FSSC up to 0.25% of average daily net assets of the Funds' Class Y Shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion. Marshall Funds Investor Services ("MFIS") is the shareholder servicing agent for the Money Market Fund. The Money Market Fund may pay MFIS a fee equal to approximately 0.02% of the average daily net assets for the period of the Money Market Funds' Class Y Shares for which MFIS provides shareholder services. MFIS may voluntarily choose to waive any portion of its fee. MFIS can modify or terminate this voluntary waiver at any time at its sole discretion. Effective September 1, 1999, MFIS will become the Funds' shareholder servicing agent.

  Transfer and Dividend Disbursing Agent Fees and Expenses--Federated Services Company ("FServ") through its subsidiary, FSSC, serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

  Portfolio Accounting Fees--FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out- of-pocket expenses. FServ may voluntarily choose to waive any portion of its fee.

  Custodian Fees--Marshall & Ilsley Trust Company is the Funds' custodian. M&I Trust Company receives fees based on the level of each Fund's average daily net assets for the period. The custodian also charges a fee in connection with securities lending activities of the Funds.

                                                             [_] Marshall Funds

  Organizational Expenses--Organizational expenses were borne initially by FAS. The Funds have reimbursed FAS for these expenses. These expenses have been deferred and are being amortized over the five-year period following each Fund's effective date. For the year ended August 31, 1999, the Funds expensed the following pursuant to this agreement:

--------------------------------------------------------------------------------


                            Organizational Organizational

Fund                           Expenses    Expenses Paid

----                        -------------- --------------
Small-Cap Growth Fund          $35,592         $7,493
International Stock Fund       $18,401         $5,986
Intermediate Tax-Free Fund     $16,416         $1,616


--------------------------------------------------------------------------------

  General--Certain of the Officers and Directors of the Corporation are Officers and Directors of the above companies.

5. Investment Transactions

  Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1999, were as follows:

--------------------------------------------------------------------------------


Fund                             Purchases       Sales

----                            ------------ --------------
Equity Income Fund              $357,581,619 $  366,208,305
Large-Cap Growth & Income Fund  $129,939,898 $  106,878,350
Mid-Cap Value Fund              $115,294,710 $  131,440,424
Mid-Cap Growth Fund             $440,530,465 $  423,714,036
Small-Cap Growth Fund           $197,200,038 $  195,508,808
International Stock Fund        $435,940,891 $  426,752,838
Government Income Fund          $790,489,693 $  708,791,578
Intermediate Bond Fund          $992,945,978 $1,027,850,640
Intermediate Tax-Free Fund      $ 68,565,235 $   56,799,240
Short-Term Income Fund          $198,334,930 $  220,998,618

--------------------------------------------------------------------------------

6. Change of Independent Auditors

  On July 26, 1999, the Funds' Board of Directors, upon the recommendation of the Officers of the Corporation, requested and subsequently accepted the resignation of Arthur Anderson LLP ("AA") as the Funds' independent auditors. AA's reports on the Funds' financial statements for the fiscal years ended August 31, 1997 and August 31, 1998, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds' fiscal years ended August 31, 1997 and August 31, 1998, (i) there were no disagreements with AA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AA, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in
Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1934, as amended.

  The Funds, by action of its Directors, upon the recommendation of the Officers of the Corporation, have engaged Ernst & Young LLP ("E&Y") as the independent auditors to audit the Funds' financial statements for the fiscal year ended August 31, 1999. During the Funds' fiscal years ended August 31, 1997 and August 31, 1998, neither the Funds nor anyone on behalf have consulted E&Y on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds' financial statements of (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) of reportable events (as described in paragraph (a)(1)(v) of said Item 304).

 Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors of The Marshall Funds, Inc.:

MARSHALL EQUITY INCOME FUND
MARSHALL LARGE-CAP GROWTH & INCOME FUND

MARSHALL MID-CAP VALUE FUND MARSHALL MID-CAP GROWTH FUND MARSHALL SMALL-CAP GROWTH FUND MARSHALL INTERNATIONAL STOCK FUND MARSHALL GOVERNMENT INCOME FUND MARSHALL INTERMEDIATE BOND FUND MARSHALL INTERMEDIATE TAX-FREE FUND MARSHALL SHORT-TERM INCOME FUND MARSHALL MONEY MARKET FUND

  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Marshall Equity Income Fund, the Marshall Large-Cap Growth & Income Fund, the Marshall Mid-Cap Value Fund, the Marshall Mid-Cap Growth Fund, the Marshall Small-Cap Growth Fund, the Marshall International Stock Fund, the Marshall Government Income Fund, the Marshall Intermediate Bond Fund, the Marshall Intermediate Tax-Free Fund, the Marshall Short-Term Income Fund, and the Marshall Money Market Fund (the eleven portfolios constituting The Marshall Funds, Inc.) as of August 31, 1999, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended August 31, 1998 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report, dated October 23, 1998, expressed an unqualified opinion on those statements and financial highlights.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 1999 and confirmation of securities not held by the custodian by correspondence with brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Marshall Funds, Inc., as identified above, at August 31, 1999, and the results of their operations, changes in their net assets, and financial highlights for the year then ended in conformity with generally accepted accounting principles.

                                      [LOGO OF ERNST & YOUNG LLP]

Boston, Massachusetts
October 15, 1999

                                                             [_] Marshall Funds

Year 2000 Readiness

  The "Year 2000" problem is the potential for computer errors or failures because certain computer systems may be unable to interpret dates after December 31, 1999 or experience other date-related problems. The Year 2000 problem may cause systems to process information incorrectly and could disrupt businesses, such as the Funds, that rely on computers.

  While it is impossible to determine in advance all of the risks to the Funds, the Funds could experience interruptions in basic financial and operational functions. The Funds' shareholders could experience errors or disruptions in Fund share transactions or Fund communications.

  The Funds' service providers are making changes to their computer systems to fix any Year 2000 problems. In addition, they are working to gather information from third-party providers to determine their Year 2000 readiness.

  Year 2000 problems could also increase the risks of the Funds' investments. To assess the potential effect of the Year 2000 problem, the Adviser is reviewing information regarding the Year 2000 readiness of issuers of securities the Funds may purchase. However, this may be difficult with certain issuers. For example, funds dealing with foreign service providers or investing in foreign securities will have difficulty determining the Year 2000 readiness of those entities.

  The financial impact of these issues for the Funds is still being determined. There can be no assurance that potential Year 2000 problems would not have a material adverse effect on the Funds.

Directors                        Officers

John M. Blaser                   John M. Blaser
John DeVincentis                   President

Duane E. Dingmann

James Mitchell                   Jo A. Dales
Barbara C. Pope                    Vice President

David M. Schulz

                                 Brooke J. Billick
                                   Secretary

                                 Ann K. Peirick
                                   Treasurer

  Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal

     Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk,

                   including the possible loss of principal.

 Thisreport is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus, which contains facts

 concerning                    each Fund's objective and policies, management
                               fees, expenses, and other information.

                             [LOGO APPEARS HERE]

                        Marshall Funds Investor Services
                 P.O. Box 1348 Milwaukee, Wisconsin 53201-1348

                     1-800-236-FUND (3863) or 414-287-8595

                   TDD: Speech and Hearing Impaired Services
                                  800-209-3520

                             www.marshallfunds.com

           Federated Securities Corp., Distributor G01126-01 (10/99)
                                                                        953-295Y

[Logo of MarshallFunds Appears Here]

The Marshall Funds Family

Annual Report

Class A Shares

AUGUST 31, 1999

 .       Marshall Equity Income Fund

        ------------------------------------------------------------
 .       Marshall Large-Cap Growth & Income Fund

        ------------------------------------------------------------
 .       Marshall Mid-Cap Value Fund

        ------------------------------------------------------------
 .       Marshall Mid-Cap Growth Fund

        ------------------------------------------------------------
 .       Marshall Small-Cap Growth Fund

        ------------------------------------------------------------
 .       Marshall International Stock Fund

        ------------------------------------------------------------
 .       Marshall Government Income Fund

        ------------------------------------------------------------
 .       Marshall Intermediate Bond Fund

        ------------------------------------------------------------
 .       Marshall Money Market Fund

        ------------------------------------------------------------



Table of Contents

President's Message..........................................   1

Commentaries

Marshall Equity Income Fund..................................   2
Marshall Large-Cap Growth & Income Fund......................   4
Marshall Mid-Cap Value Fund..................................   6
Marshall Mid-Cap Growth Fund.................................   8
Marshall Small-Cap Growth Fund...............................  10
Marshall International Stock Fund............................  12
Marshall Government Income Fund..............................  14
Marshall Intermediate Bond Fund..............................  16
Marshall Money Market Fund...................................  18

Financial Information

Portfolio of Investments.....................................  20
Marshall Equity Income Fund..................................  20
Marshall Large-Cap Growth & Income Fund......................  21
Marshall Mid-Cap Value Fund..................................  23
Marshall Mid-Cap Growth Fund.................................  24
Marshall Small-Cap Growth Fund...............................  25
Marshall International Stock Fund............................  26
Marshall Government Income Fund..............................  28
Marshall Intermediate Bond Fund..............................  28
Marshall Money Market Fund...................................  30
Statements of Assets and Liabilities.........................  34
Statements of Operations.....................................  36
Statements of Changes in Net Assets..........................  38
Financial Highlights.........................................  41
Notes to Financial Statements................................  42
Report of Ernst & Young LLP, Independent Auditors............  50
Directors & Officers.........................................  52



                                            [Logo of MarshallFunds Appears Here]

--------------------------------------------------------------------------------

Dear Marshall Funds Shareholder,

U.S. investors continue to enjoy one of the strongest economic periods on record. At Marshall Funds, we remain optimistic about the long-term outlook for the economy and markets.

Even while optimistic, we encourage all of our shareholders to review their financial plans at least annually. Whether you manage your money independently, or with the help of an M&I investment professional, it is important to consider whether your situation or goals have changed. Planning for a comfortable retirement, or for current income, should include a regular review to help protect your investments from becoming out of line with your intentions.

In particular, large U.S. growth stocks and the mutual funds that invest in them have done well over the past few years. As a result, many investors may now find their portfolios invested heavily in large domestic growth companies. Should there be a shift in favor of smaller companies, international markets, or value-style investing, however, you may want to be positioned to benefit.

Many variables can affect the direction of the market, such as interest rate movements and economic developments, and can cause the market to move rapidly up or down, or broaden or narrow. The best way to be prepared is the one tested and proven technique for controlling investment risk: diversification through sound asset allocation.

The Marshall Funds offer the key ingredients for a broadly diversified portfolio, including fixed income and equity portfolios; large-, mid-, and small-company focuses; growth and value investment styles; and U.S. and international portfolios. The Marshall Funds family prides itself on five key factors:

  . Experience: M&I Investment Management Corp., the adviser to the Funds, manages more than $10.5 billion, and was one of the first bank-sponsored investment advisory firms in the country.

  . Discipline: We employ a highly specialized, style-specific investment approach. This means each Fund remains true to its style.

  . Capability: We employ more than 50 dedicated, experienced investment professionals who leverage the industry's most sophisticated technology available.

  . Research: Portfolio managers and analysts conduct exhaustive first-hand research.

  . Efficiency: The expense ratio for each Fund is at or below average for its peer group.

We encourage you to evaluate your investments to be sure your portfolio is well diversified and consistent with your long-term goals. If you would like assistance, please don't hesitate to contact your M&I investment representative, or call us at 1-800-580-FUND(3863).

Sincerely,

/s/ John M. Blaser
John M. Blaser
President

Annual Report--Commentary

[ ]
Marshall Equity Income Fund

The Marshall Equity Income Fund seeks to provide capital appreciation and above-average dividend income. Fund assets are invested in a broadly diversified portfolio of common stocks whose market capitalization exceeds eight billion dollars. In order to provide both capital appreciation and income, the Adviser attempts to structure the portfolio to pursue a yield at least 1% more than the income earned on the stocks in the Standard & Poor's 500 Index (S&P 500).* The Adviser selects companies that exhibit traditional value characteristics, such as a price-to-earnings ratio less than the S&P 500, higher-than-average dividend yields or a lower-than-average price-to-book value.

For the period from December 31, 1998 (start of performance) to August 31, 1999, the Fund provided a total return of 6.13% based on net asset value.**

An inflection point

When the fiscal year began, the Asian economic crisis was in full swing, resulting in a sharp drop-off in world demand. This placed downward pressure on inflation and interest rates. The American consumer and many large growth companies (such as technology) were the primary beneficiaries. The American consumer benefited from lower energy costs (such as gasoline and natural gas) and interest costs (such as lower rates on mortgages and car loans), which they promptly spent on other goods, keeping the U.S. economy strong. Many large growth companies not only enjoyed strong demand for their products as a result, but also benefited from lower operating costs (low borrowing and energy costs, etc). In addition, lower interest rates also allowed their already historically high price to earnings multiples (P/E) to expand, as steady growth rates became more valuable in a low inflation environment. The result was a large valuation disparity between growth stocks and the rest of the market through the first quarter of 1999.

When the Asian economies began to recover, investors began to shift funds out of the large growth stocks and back into the broader market, with the belief that stocks hurt most by the Asian crisis would be the beneficiaries of a turnaround in Asia. The broadening out of the market helped close the gap in valuations between growth stocks and value stocks. Going forward, if global growth remains strong enough to support rising commodity prices, then the valuation gap between growth and value stocks should continue to narrow.

Energy, healthcare, and financials

play an important part in the

Fund's portfolio

Energy prices, like other commodities, are sensitive to small changes in supply and demand. With a perceived increase in demand from Asia, and OPEC reducing supply, oil prices doubled from their December 1998 lows of $11/barrel to $22/barrel at the end of August 1999. Energy stocks, as represented by the S&P International Oil Index,* responded accordingly, and were up 19.90% during the same time period. Energy stocks continue to be the Fund's largest holding, comprising 17.8% of the portfolio. We continue to conclude that oil stocks are attractively valued based on future earnings expectations and dividend yields. Our largest energy holdings continue to be Exxon (3.4%), Royal Dutch Petroleum (2.5%) and Texaco (2.3%). Drug stocks performed well in 1998 in spite of slowing world economies. Their earnings are less economically sensitive and therefore more predictable. As a result, by April 1999, drug stock P/E's were trading at a 50% premium to the S&P 500. Over the last few quarters, drug stocks have underperformed, as investors shifted money out of drugs and into economically sensitive sectors to take advantage of a stronger world economy. As a result, this premium was reduced to an attractive 10%. Drug stocks now offer attractive dividend yields and have valuations that offer good total return potential. Therefore, the Fund recently increased its weighting in the pharmaceutical sector to 11.7%. Recent purchases include Abbott Labs (1.5%), Glaxo Wellcome (1.3%) and Eli Lilly (1.2%).

Performance of interest sensitive stocks, such as electric utilities (5.7% of portfolio) and banks (12.4% of portfolio), were hindered by the rise in interest rates in 1999. These stocks offer attractive values on an absolute basis and have provided good dividend yields. The Fund continues to maintain a significant weight in each of these areas.

Disciplined approach helps minimize volatility

By historical standards, the stock market continues to appear richly valued. The S&P 500 is currently trading near all time valuation highs on the basis of earnings (27 times estimated 1999 earnings) and at all time lows based on dividend yield (1.20%). In today's richly valued and volatile markets, we remain disciplined equity investors and our approach remains unchanged. Investing in attractively priced companies paying above average dividends is the cornerstone of our investment approach. The portfolio's above average dividend yield combined with its low historic volatility should help reassure our investors that participation in any further market advance will be built around an investment style designed to earn competitive long-term returns with less volatility.

Sincerely,
/s/ Bruce P. Hutson
Bruce P. Hutson

Manager, Marshall Equity Income Fund

                          [PHOTO OF BRUCE P. HUTSON]

                                     [_] Marshall Equity Income Fund

"Graphic representation "A-1A" omitted.  See Appendix."
"Graphic representation "A-2A" omitted.  See Appendix."
"Graphic representation "A-3A" omitted.  See Appendix."
"Graphic representation "A-4A" omitted.  See Appendix."

  This graph illustrates the hypothetical investment of $10,000 in the Class A
                            Shares of the Fund from

 inception on December 31, 1998 to August 31, 1999, compared to the S&P 500 and the LEIFI.*

--------------------------------------------------------------------------------
* The S&P 500, S&P International Oil Index and the LEIFI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P International Oil Index is a capitalization-weighted index of all stocks within the international oil sector designed to measure the performance of the international oil sector of the S&P 500. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the category indicated.

** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*** Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

 +Total return quoted reflects all applicable sales charges.

 Annual Report--Commentary

[ ]
Marshall Large-Cap Growth & Income Fund

The Marshall Large-Cap Growth & Income Fund seeks to provide capital appreciation and income. Fund assets are invested in a diversified portfolio of common stocks of large-sized companies whose market capitalization typically exceeds $10 billion. The Adviser looks for companies that are leaders in their industry and have records of above-average financial performance and proven superior management. These types of companies typically offer opportunities for growth and also provide dividend income.

For the period from December 31, 1998 (start of performance) to August 31, 1999, the Fund provided a total return of 7.08% based on net asset value.*

The Fund's performance over the past eight months was driven by a focus on quality, large-capitalization companies, across many different industry sectors, which provided the strongest relative earnings performance both within their respective industry and versus the overall market.

Emerging from the Asian meltdown

Immediately following the Asian crisis, early in the Fund's fiscal year, investors again focused only on a few select large growth stocks and bid their premium valuations to historic highs. During this period, the Fund was positioned to take advantage of acceleration in earnings growth across an expanding list of high quality, large companies. Many of these opportunities were casualties of the Asian meltdown. For example, the Fund overweighed the energy sector early in the year versus the overall market due to an expected earnings pick-up in the second half of the fiscal year. While the market did broaden somewhat in the number of stocks participating on the upside, one area that remained a market leader was technology, as earnings growth remained strong throughout the fiscal year. Technology group valuations now discount revenue growth and profit margins 50% above historic rates and the Fund remains quite selective in this area.

Looking Forward

At the time of this writing the Standard & Poor's 500 Index (S&P 500)** is expected to report the strongest quarterly earnings in the last four years. These growth rates will be very tough to sustain. As such, the Fund is continuing to balance holdings in earnings recovery stories with those of more traditional growth companies selling at reasonable valuations. These more traditional growth names should once again provide superior relative performance as the overall earnings growth of the market slows. As always, the Fund will maintain our focus on the highest quality companies across a diversified portfolio of large companies.

Sincerely,
/s/ William J. O'Connor
William J. O'Connor

Manager, Marshall Large-Cap Growth & Income Fund

                         [PHOTO OF WILLIAM J. O'CONNOR]

                         [_] Marshall Large-Cap Growth & Income Fund

"Graphic representation "A-1B" omitted.  See Appendix."
"Graphic representation "A-2B" omitted.  See Appendix."
"Graphic representation "A-3B" omitted.  See Appendix."
"Graphic representation "4-3B" omitted.  See Appendix."

  This graph illustrates the hypothetical investment of $10,000 in the Class A
                            Shares of the Fund from

 inception on December 31, 1998 to August 31, 1999, compared to the S&P 500 and the LGIFI.**

--------------------------------------------------------------------------------
* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The S&P 500 and the LGIFI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the category indicated.

*** Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

 +Total return quoted reflects all applicable sales charges.

 Annual Report--Commentary

[ ]
Marshall Mid-Cap Value Fund

The Marshall Mid-Cap Value Fund seeks to provide capital appreciation. Fund assets are invested in a diversified portfolio of common stocks of companies similar in size to those within the Standard & Poor's Mid-Cap 400 Index (S&P
400).* As of August 31, 1999, the S&P 400's range was $243 million to $11.5 billion, but frequently changes as the market value of the stocks that comprise the S&P 400 changes or as stocks are added or removed from the S&P 400. The Adviser selects companies that exhibit traditional value characteristics, such as a price-to-earnings ratio less than the S&P 500,* higher-than-average dividend yields or a lower-than-average price-to-book value. In addition, those companies may have under-appreciated assets, or be involved in company turnarounds or corporate restructurings.

For the period from December 31, 1998 (start of performance) to August 31, 1999, the Fund provided a total return of 6.22% based on net asset value.**

Still A Challenging Market For Value Investing

During most of the year, our value style and mid-cap universe generally underperformed large growth stocks. While last spring offered exceptional returns to value investors, the market's recent rally has been limited to growth stocks, particularly technology and Internet companies.

Concentrating on four value scenarios

The Fund has experienced continued success in focusing on four categories of out-of-favor or undervalued stocks.

1. Asset Recognition: We look for stocks that have significant financial, tangible or intangible assets that are not currently recognized in the market. It is not uncommon for these stocks to be noticed by other investors and targeted for a buy-out. This fiscal year, one of the Fund's largest holdings, Telephone and Data System, Inc., appreciated greatly as investors recognized the deep discount valuation that had been applied to its rapidly growing telecommunications assets.

2. Turn-arounds: Frequently, we find value opportunities when a company implements more effective ways to conduct its core business. This year, management changes at Lands' End helped improve the daily operations, such as apparel selection and back-office fulfillment. The improved management focus and newly created Internet sales strategy have led to superior returns.

3. Restructurings: When companies change their business strategy or shift to a different business segment, patient value investors may be rewarded. During 1997, Hanson PLC shed its conglomerate status and focused solely on one business segment, building materials. Hanson's new focus is to become a leading supplier to the construction industry in the U.S. and U.K. This change, together with strong operating improvements, helped the stock outperform the broader markets.

4. Inexpensive Stocks: The OPEC led decline in the price of oil this year created several oil service stock buying opportunities. The Fund bought several energy investments when the price of a barrel of oil neared $10; now at $22 a barrel, the Fund is reducing its well performing positions.

Market woes provide strong opportunities

After several years of high valuations, the market is providing investors with opportunities to buy small- and mid-cap companies at reasonable prices. We are committed to our value approach and look forward to rewarding patient investors through our unwavering discipline. Thank you for your continued commitment to the Marshall Mid-Cap Value Fund.

Sincerely,

/s/ Matthew B. Fahey
Matthew B. Fahey

Co-Manager, Marshall Mid-Cap Value Fund

/s/ John C. Potter, C.F.A.
John C. Potter, C.F.A.

Co-Manager, Marshall Mid-Cap Value Fund

                [PHOTO OF MATTHEW B. FAHEY AND JOHN C. POTTER]

                                     [_] Marshall Mid-Cap Value Fund

"Graphic representation "A-1C" omitted.  See Appendix."
"Graphic representation "A-2C" omitted.  See Appendix."
"Graphic representation "A-3C" omitted.  See Appendix."
"Graphic representation "A-4C" omitted.  See Appendix."

  This graph illustrates the hypothetical investment of $10,000 in the Class A
                            Shares of the Fund from

 inception on December 31, 1998 to August 31, 1999, compared to the S&P 400 and
                                    LMCVFI.*

--------------------------------------------------------------------------------
  * The S&P 400, S&P 500 and the LMCVFI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. The S&P 400 is a capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the category indicated.

 ** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*** Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 400 and the LMCVFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

 +Total return quoted reflects all applicable sales charges.

 Annual Report--Commentary

[ ]
Marshall Mid-Cap Growth Fund

The Marshall Mid-Cap Growth Fund seeks to provide capital appreciation. Fund assets are invested in a diversified portfolio of common stocks of companies similar in size to those within the Standard & Poor's Mid-Cap 400 Index (S&P
400).* As of August 31, 1999, the S&P 400's range was $243 million to $11.5 billion, but frequently changes as the market value of the stocks that comprise the S&P 400 changes or as stocks are added or removed from the S&P 400. The Adviser selects stocks of companies with above-average earnings growth potential or where significant changes are taking place, such as new products, services, or methods of distribution, or overall business restructuring.

For the period from December 31, 1998 (start of performance) to August 31, 1999, the Fund provided a total return of 14.21% based on net asset value.**

During the first quarter of the fiscal year, the market experienced a recovery from the liquidity crisis of late summer 1998, which had been caused by the Asian economic meltdown and the bailout of a few large hedge funds. This crisis had pushed investors to abandon mid-cap stocks which are generally more illiquid than their large-cap counterparts. Fortunately, the Federal Reserve Board (the "Fed") lowered interest rates in October 1998 in an attempt to inject capital into the markets, leading to a significant rally in stocks. Our stocks experienced a rapid recovery, given that fundamentally they were very sound companies.

As we progressed through 1999, it became evident that the Fed was growing more concerned about the ability of the U.S. economy to continue growing at its current rate, without causing inflation. The bond market anticipated the change in thinking by the Fed and interest rates began rising. Indeed, the Fed has raised rates twice, and the jury is still out with respect to their next course of action. Fortunately, this rising rate environment has not affected our higher price to earnings stocks; however, it has hurt some growth segments of the market-- particularly the consumer-related stocks.

While the Fund has a fair amount of exposure to consumer-related stocks, the focus has been on radio companies, select retailers and other unique companies such as Royal Caribbean Cruises, Ltd., which we believe are more immune to a rising rate environment than home builders, and the like.

Energy stocks have performed extremely well over the past 12 months, given the rebound in the price of oil from its depressed levels in 1998. We still view this as largely a cyclical group, and therefore, our exposure is limited to a few strategic companies with superior growth prospects. The lack of exposure to this group has hurt the Fund's performance relative to the S&P 400 and the Lipper Mid-Cap Growth Funds Index (LMCGFI).*

Technology stocks have also performed well this year. The Fund's holdings have been focused on communications-related companies, including components suppliers, as we see this as the most significant growth area in our economy today. These stocks have contributed significantly to the Fund's performance. We had been concerned about the effect of Year 2000 (Y2K) on the business of many technology companies, particularly software and IT services, and the Fund's lack of exposure here also helped the Fund's performance. Given the significant growth prospects surrounding the Internet, the Fund has maintained exposure to the group throughout the year. While the valuations are staggering, our focus continues to be on enabling companies, which we feel have more sustainable business models than their content counterparts that rely mainly on advertising revenues.

Looking forward, we continue to like the growth prospects in technology stocks and in select consumer stocks, especially where they converge to provide advanced communication and entertainment faster and cheaper than ever before. We also believe that companies are well prepared for Y2K, and that businesses and individuals will resume normal behavior shortly after the start of the millennium.

Sincerely,

/s/ Steve D. Hayward
Steve D. Hayward

Manager, Marshall Mid-Cap Growth Fund

                         [PHOTO OF STEVE D. HAYWARD]

                                    [_] Marshall Mid-Cap Growth Fund

"Graphic representation "A-1D" omitted.  See Appendix."
"Graphic representation "A-2D" omitted.  See Appendix."
"Graphic representation "A-3D" omitted.  See Appendix."
"Graphic representation "A-4D" omitted.  See Appendix."

  This graph illustrates the hypothetical investment of $10,000 in the Class A
                            Shares of the Fund from

 inception on December 31, 1998 to August 31, 1999, compared to the S&P 400 and the LMCGFI.*

--------------------------------------------------------------------------------
  * The S&P 400 and the LMCGFI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. The S&P 400 is a capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the category indicated.

 ** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*** Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 400 and the LMCGFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

 +Total return quoted reflects all applicable sales charges.

 Annual Report--Commentary

[ ]
Marshall Small-Cap Growth Fund

The Marshall Small-Cap Growth Fund seeks to provide capital appreciation. Fund assets are invested in a diversified portfolio of common stocks of small-sized companies similar in size to those within the Russell 2000 Index (Russell
2000).+ As of August 31, 1999, the Russell 2000's range was $32 million to $3.28 billion, but frequently changes as the market value of the stocks that comprise the Russell 2000 changes or as stocks are added or removed from the Russell 2000. The Adviser selects stocks of companies with above-average earnings growth potential or where significant changes are taking place, such as new products, services or methods of distribution, as well as overall business restructuring.

For the period from December 31, 1998 (start of performance) to August 31, 1999, the Fund provided a total return of (2.75%) based on net asset value.*

During the first quarter of the fiscal year, the market experienced a recovery from the liquidity crisis of late summer 1998, which had been caused by the Asian economic meltdown and the bailout of a few large hedge funds. This crisis had pushed investors to abandon small-cap stocks which are generally more illiquid than their large-cap counterparts, and many stocks were selling at all-time low valuations. Fortunately, the Federal Reserve Board (the "Fed") lowered interest rates in October 1998 in an attempt to inject capital into the markets, leading to a significant rally in stocks. Our stocks experienced a rapid recovery, given that fundamentally they were very sound companies.

As we progressed through 1999, it became evident that the Fed was growing more concerned about the ability of the U.S. Economy to continue growing at its current rate, without causing inflation. The bond market anticipated the change in thinking by the Fed and interest rates began rising. Indeed, the Fed has raised rates twice, and the jury is still out with respect to their next course of action. Fortunately, this rising rate environment has not affected our higher price to earnings stocks; however, it has hurt some growth segments of the market-- particularly the consumer-related stocks.

While the Fund has a fair amount of exposure to consumer-related stocks, the focus has been on radio companies, select retailers and other unique companies such as Speedway Motorsports, Inc., which we believe are more immune to a rising rate environment than home builders, and the like.

One area that has hurt the portfolio's returns this year is health care. Regulatory changes and fears of change, combined with sub-par execution by some peers caused significant downward pressure on our health care services companies. While we still see good growth opportunity in a few well-managed companies, we are awaiting a catalyst to re-enter the group.

Energy stocks have performed extremely well over the past 12 months, given the rebound in the price of oil from its depressed levels in 1998. We still view this as a largely cyclical group, and therefore, our exposure is limited to a few strategic companies with superior growth prospects. The lack of exposure to this group has hurt the Fund's performance relative to the Russell 2000 and the Lipper Small-Cap Funds Index (LSCFI).**

Technology stocks have also performed very well this year. The Fund's holdings have been focused on communications-related companies, including components suppliers, as we see this as the most significant growth area in our economy today. These stocks have contributed significantly to the Fund's performance. An area, which hurt in January and February 1999, was the Internet. While the Fund did have exposure to the group, the return of the Russell 2000 was being driven by significant upward moves in its top 20 names, 10 of which were Internet names, and all of which were too large for the Fund to invest in, given their market cap.

Looking forward, we continue to like the growth prospects in technology stocks, particularly those related to the communications infrastructure build out, and in select consumer stocks. Our strategy of buying stocks one-company-at-a-time should pay off during this time of uncertainty with respect to the economic and political environments, which lie ahead.

Sincerely,

/s/ Steve D. Hayward
Steve D. Hayward

Manager, Marshall Small-Cap Growth Fund

                         [PHOTO OF STEVE D. HAYWARD]

                                  [_] Marshall Small-Cap Growth Fund

"Graphic representation "A-1E" omitted.  See Appendix."
"Graphic representation "A-2E" omitted.  See Appendix."
"Graphic representation "A-3E" omitted.  See Appendix."
"Graphic representation "A-4E" omitted.  See Appendix."

  This graph illustrates the hypothetical investment of $10,000 in the Class A
                            Shares of the Fund from

inception on December 31, 1998 to August 31, 1999, compared to the Russell 2000 and the LSCFI.**

--------------------------------------------------------------------
  + Small-cap funds may experience a higher degree of market volatility than larger-cap funds.

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The Russell 2000 and the LSCFI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. The Russell 2000 is an index of common stocks whose market capitalizations generally range from $200 million to $5 billion. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the category indicated.

*** Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 and the LSCFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

 ++ Total return quoted reflects all applicable sales charges.

 Annual Report--Commentary

[ ]
Marshall International Stock Fund

The Marshall International Stock Fund seeks to provide capital appreciation. Fund assets are invested in common stocks of companies located outside the United States.+ BPI Global Asset Management LLP (BPI) is the Sub-Adviser of the Fund.

BPI uses a "bottom-up" approach to international investing within overall portfolio management guidelines. The stock selection process begins with identifying companies of any size within industry groups that have historically been successful and have a competitive advantage as evidenced by above-average profit margins, high returns on equity, low leverage and adequate cash flow. The selection process seeks to identify quality companies with attractive returns on equity, shareholder-oriented management, and a strong capital structure. Stocks are selected and retained when they are attractively valued within their industry by using traditional valuation measures such as price-to- book and price-to-earnings ratios, resulting in an approach described as "quality companies at a reasonable price." The portfolio management team closely monitors the Fund's industry weightings and country weightings in relation to its performance benchmark.

For the period from December 31, 1998 (start of performance) to August 31, 1999, the Fund provided a total return of 8.98% based on net asset value.*

Despite concern over rising interest rates in the U.S., the international equity markets performed well over the last six months of the fiscal year. Leading the way was the Japanese equity market, which was up an impressive 33.5% over this period. Japan's nascent economic turnaround has been a long time coming. However, after a decade in the doldrums, the economy is finally showing signs of life with the latest Gross Domestic Product report reflecting economic expansion. Investors have also been encouraged by real reform in the government arena and restructuring among corporations. European stocks, on the other hand, were basically flat over the last six months of the fiscal year as a continuing decline in the Euro contributed to a difficult investment environment. General economic data in Europe continues to be mixed.

With regard to the Fund's regional concentrations, we have increased the Fund's exposure to Asia while reducing the Fund's exposure to Europe. The increased exposure to Asia is primarily a reflection of our renewed interest in several Japanese companies. The Fund's exposure to Japan has increased from 5% to 24% over the last six months of the fiscal year. Relative to the Morgan Stanley Capital International Europe, Australia, Far East Index (EAFE)** as of August 31, 1999, the Fund has now reached a market weight in Asia (32% versus 32%) and remains underweight in Europe (55% versus 68%).

On a sector basis, as of August 31, 1999, the Fund's largest weightings were in the Capital Equipment and Services sectors. In the Capital Equipment sector, data processing companies such as Netherlands' STMicroelectronics have contributed positively to the Fund. In the Services sector, telecommunications companies such as NTT Mobile Communication Network, Inc., Japan's largest cellular operator, have also benefited the Fund. The data processing and telecommunications industries continue to offer the most attractive investment opportunities.

The environment for international equities has clearly improved over the last six months of the fiscal year. We remain optimistic about the prospect for continued growth in the equity markets around the world.

Sincerely,

/s/ Daniel R. Jaworski, CFA
Daniel R. Jaworski, CFA

Manager, Marshall International Stock Fund

                        [PHOTO OF DANIEL R. JAWORSKI]

                               [_] Marshall International Stock Fund

"Graphic representation "A-1F" omitted.  See Appendix."
"Graphic representation "A-2F" omitted.  See Appendix."
"Graphic representation "A-3F" omitted.  See Appendix."
"Graphic representation "A-4F" omitted.  See Appendix."
"Graphic representation "A-5F" omitted.  See Appendix."

  This graph illustrates the hypothetical investment of $10,000 in the Class A
                            Shares of the Fund from

inception on December 31, 1998 to August 31, 1999, compared to the EAFE and the
                                    LIFI.**

--------------------------------------------------------------------
+Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**The EAFE and the LIFI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. The EAFE is a market capitalization-weighted foreign securities index, which is widely used to measure the performance of European, Australian, New Zealand, and Far East stock markets. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the category indicated.

***Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Fund's performance assumes the reinvestment of all dividends and distributions. The EAFE and the LIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

++Total return quoted reflects all applicable sales charges.

 Annual Report--Commentary

[ ]
Marshall Government Income Fund

The Marshall Government Income Fund seeks to provide current income. Fund assets are invested in securities issued by the U.S. government and its agencies and instrumentalities, particularly mortgage-backed securities. The Fund will also invest in dollar roll transactions. The Adviser considers macroeconomic conditions and uses credit and market analysis in developing the overall portfolio strategy. Current and historical interest rate relationships are used to evaluate market sectors and individual securities. The Fund generally maintains an average dollar-weighted maturity of four to 12 years.

Fund performance

For the period from December 31, 1998 (start of performance) to August 31, 1999, the Fund provided a total return of (0.56%) based on net asset value.*

Inflation concerns increase

During the last 12 months, the Federal Reserve Board (the "Fed") has moved the target for the fed funds rate five separate times. Last fall, the Fed lowered the target rate three times totaling 0.75%, and this summer the Fed increased the target rate two times by a total of 0.50%. Last fall, 30-year rates bottomed at 4.72% and mortgage prepayments reached a record high. By the end of August 1999, prepayments had fallen significantly and 30-year rates increased to 6.07%. Obviously, the Fed actions had a significant impact on interest rates, but a net (0.25%) change in fed funds doesn't explain the 0.81% increase in 30-year rates over the last year. The increase in rates over the last year is mainly due to the acceleration in commodity prices, the recovery of many foreign economies, and the fear that a very low unemployment rate (4.2%) will increase wages.

Technicals outweighed fundamentals

Technicals (supply & demand) also played a significant role in determining bond returns over the last year. During 1999, we have witnessed the continued reversal of the "flight to quality" as investors preferred to reallocate money to the equity markets by selling U.S. Treasuries and, thereby, pushing rates higher. Mortgage-backed securities (MBS) benefited from the rising rates and lower pre-payments through the beginning of May 1999, allowing them to outperform U.S. Treasuries. However, even as the fundamentals continued to be favorable, the increased supply of non-Treasury securities and fear of potential Y2K problems caused MBS to underperform from May through August 1999.

Maintain current strategy

Over the next six months, we will continue to be conservative and anticipate keeping the interest rate sensitivity of the Fund equal to or less than the mortgage index. We expect the next move by the Fed will be to increase the fed funds rate, but we would not be surprised if they waited until next year. As long as the foreign markets continue their recovery and U.S. equity markets do not experience significant declines, we believe that interest rates will continue to move higher over the next six months. Even though we do not anticipate any significant problems related to Y2K, we will continue to emphasize the highest quality and most liquid sectors within the Fund. We believe that MBS represent excellent value compared to U.S. Treasuries and we have positioned the portfolio to benefit from this relative value, as the market will again focus on the fundamentals as we begin the next century.

Sincerely,

/s/ Joseph M. Cullen
Joseph M. Cullen, CFA

Manager, Marshall Government Income Fund

                         [PHOTO OF JOSEPH M. CULLEN]

                                 [_] Marshall Government Income Fund

"Graphic representation "A-1G" omitted.  See Appendix."
"Graphic representation "A-2G" omitted.  See Appendix."
"Graphic representation "A-3G" omitted.  See Appendix."
"Graphic representation "A-4G" omitted.  See Appendix."

  This graph illustrates the hypothetical investment of $10,000 in the Class A
                            Shares of the Fund from

 inception on December 31, 1998 to August 31, 1999, compared to the LMI and the
                                    LUSMI.**

--------------------------------------------------------------------------------
*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**The LMI and the LUSMI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. The LMI is an index comprised of fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corp. (FHLMC) and the Federal National Mortgage Association
  (FNMA). Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the category indicated.

***Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.75% ($10,000 investment minus $475 sales charge = $9,525). The Fund's performance assumes the reinvestment of all dividends and distributions. The LMI and the LUSMI have been adjusted to reflect reinvestment of dividends on securities in the indices.

+Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with longer durations generally have more volatile prices than securities of comparable quality with shorter durations.

++Total return quoted reflects all applicable sales charges.

 Annual Report--Commentary

[ ]
Marshall Intermediate Bond Fund

The Marshall Intermediate Bond Fund seeks to maximize total return consistent with current income. Fund assets are invested in intermediate-term investment grade bonds and notes, including corporate, asset-backed, mortgage-backed and U.S. government securities. The Adviser's strategy to achieve total return is to adjust the Fund's weightings in these sectors as it deems appropriate. The Adviser uses macroeconomic, credit and market analysis to select portfolio securities. The Fund maintains an average dollar-weighted maturity of three to 10 years.

Bonds performed poorly during the latest fiscal year ended August 31, 1999 as rising interest rates pushed prices lower. Interest rates climbed in response to a strong U.S. economy and a recovery in global financial markets. The Federal Reserve Board (the "Fed") tightened monetary policy twice to repeal the accommodative stance that remained from last year's liquidity campaign. For investors in U.S. Treasury securities, this meant bonds with maturities longer than five years posted negative returns. Corporate and mortgage securities performed even worse.

The liquidity crisis that gripped the markets in the final months of 1998 punished corporate bond investors. For the period from December 31, 1998 (start of performance) to August 31, 1999, the Fund provided a total return of (0.09%) based on net asset value.*

From a strategic standpoint, we continue to favor a somewhat defensive posture on interest rates. While rates have risen dramatically, they are rising from artificially low levels. Economic strength in the U.S. and a recovery in markets abroad have fueled concerns over rising commodity prices, labor shortages, a weak U.S. dollar, and a potential "asset bubble" in U.S. stock prices. The Fed is on heightened alert. We continue to favor high quality corporate and asset backed securities instead of U.S. Treasuries. Last year's crisis pushed valuations on corporate bonds to extremes and relentless supply on the part of corporate treasurers has held them there. We believe they offer tremendous value and ultimately investors should be rewarded for employing strategies that enhance yield.

Sincerely,

/s/ Mark D. Pittman
Mark D. Pittman

Manager, Marshall Intermediate Bond Fund

                          [PHOTO OF MARK D. PITTMAN]

                                 [_] Marshall Intermediate Bond Fund

"Graphic representation "A-1H" omitted.  See Appendix."
"Graphic representation "A-2H" omitted.  See Appendix."
"Graphic representation "A-3H" omitted.  See Appendix."
"Graphic representation "A-4H" omitted.  See Appendix."

  This graph illustrates the hypothetical investment of $10,000 in the Class A
                            Shares of the Fund from

inception on December 31, 1998 to August 31, 1999, compared to the LGCI and the
                                    LSIBF.**

--------------------------------------------------------------------------------
*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**The LGCI and the LSIBF are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. The LGCI is an index comprised of government and corporate bonds rated BBB or higher with maturities between 1-10 years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the category indicated.

***Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.75% ($10,000 investment minus $475 sales charge = $9,525). The Fund's performance assumes the reinvestment of all dividends and distributions. The LGCI and the LSIBF have been adjusted to reflect reinvestment of dividends on securities in the indices.

+Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with longer durations generally have more volatile prices than securities of comparable quality with shorter durations.

++Total return quoted reflects all applicable sales charges.

 Annual Report--Commentary

[ ]
Marshall Money Market Fund

The Marshall Money Market Fund seeks to provide current income consistent with stability of principal. Fund assets are invested in high quality, short-term money market instruments.* In order to produce income which minimizes volatility, the Adviser uses a "bottom-up" approach which evaluates debt securities of individual companies against the context of broader market factors such as the cyclical trend in interest rates, the shape of the yield curve and debt security supply factors.

Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

Fund Performance

For the six months ended August 31, 1999 the Fund provided a total return of 2.24%.** This compares to 2.23% for the IBC Donoghue's Taxable Money Fund Average and 2.26% for the Lipper Money Market Funds Index.*** For the 12 months ended August 31, 1999, the Fund returned 4.67%.** This compares to 4.59% for IBC Donoghue's Taxable Money Fund Average and 4.69% for the Lipper Money Market Funds Index. As of August 31, 1999, the 7-day net yield was 4.62%.**

As we ended the fiscal year, short-term interest rates were pushed higher by the Federal Reserve Board (the "Fed") in an effort to slow economic growth. The overnight fed funds target rate has been raised twice for a total of 50 basis points to 5.25%. After their last meeting, the Fed stated that it felt that the decrease in rates that we saw in 1998 to counteract financial problems in Asia was no longer needed. With the rebound in many of the foreign economies, the Fed can focus on domestic demand and tight labor markets. By most measures the domestic economy continues to perform well. Durable goods orders are strong, new home sales, while off their peaks, are robust, and consumer confidence remains healthy.

"Graphic representation "A-K" omitted.  See Appendix."

While inflation remains low, the best days for this area may be over. The last several months have seen an increase in the prices of many commodities. Oil has risen from $15 to over $22 a barrel, causing large increases in the price of unleaded gasoline. One measure of commodities prices, the CRB/Bridge Futures Price Index,++ has risen substantially over the last few months. Labor remains the largest part of the cost of finished goods. With the unemployment rate running at a low 4.2%, many economists are worried that employment costs could escalate thereby driving up consumer prices.

While the economy remains strong and inflation is bouncing off the lows, the Fed may not tighten rates for the rest of the year. Monetary policy takes several months to have an effect on the economy and the Fed has the time to see if previous rate hikes have the desired effect. Also, many market participants believe the Fed will try to calm any worries about the new calendar year by remaining quiet and supplying the needed liquidity to the financial markets. It remains to be seen if the economy can slow on its own or if it will take additional tightening by the Fed.

Sincerely,

/s/ Richard M. Rokus
Richard M. Rokus

Manager, Marshall Money Market Fund

                         [PHOTO OF RICHARD M. ROKUS]

  * An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

 ** Performance quoted represents past performance and is not indicative of future results. Yields will vary. Yields quoted for money market funds most closely reflect the Fund's current earnings.

*** IBC/Donoghue's Money Fund Report(TM) publishes annualized yields of hundreds of money market funds on a weekly basis and through its Money Market Insight publication reports monthly and year-to-date investment results for the same money funds. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the category indicated.

  + The 7-day net annualized yield is based on the average net income per share for the 7 days ended on the date of calculation and the offering price on that date. The 7-day effective yield is annualized and reflects daily compounding of the 7-day net yield.

 ++ The CRB/Bridge Futures Price Index is an unweighted geometric average of commodity price levels relative to the base year average price. This index is unmanaged, and investments cannot be made in an index.

                                                   Shareholder Meeting Results

  A Special Meeting of Shareholders of Marshall Funds, Inc. (the "Corporation"), was held on May 24, 1999. On March 29, 1999, the record date for shareholders voting at the meeting, there were 2,120,444,929 total outstanding shares (33,096,636 total outstanding shares for Marshall Equity Income Fund; 22,890,108 total outstanding shares for Marshall Large-Cap Growth & Income Fund; 12,177,023 total outstanding shares for Marshall Mid-Cap Value Fund; 16,711,096 total outstanding shares for Marshall Mid-Cap Growth Fund; 8,725,155 total outstanding shares for Marshall Small-Cap Growth Fund; 18,213,876 total outstanding shares for Marshall International Stock Fund; 31,920,654 total outstanding shares for Marshall Government Income Fund; 63,371,757 total outstanding shares for Marshall Intermediate Bond Fund; 10,966,302 total outstanding shares for Marshall Intermediate Tax-Free Fund; 14,068,146 total outstanding shares for Marshall Short-Term Income Fund; and 1,888,304,176 total outstanding shares for Marshall Money Market Fund). The following items were considered by shareholders of the Funds and the results of their voting were as follows:

  AGENDA ITEM 1: To elect six Directors--all Funds voting together.

--------------------------------------------------------------------------------

                                  Shares Voted                               Shares Withheld
                                      For                                       Authority

                                  ------------                               ---------------
Barbara J. Pope                   178,375,657                                     858,071
James Mitchell                    178,230,273                                   1,003,491
Duane E. Dingmann                 178,093,568                                   1,140,196
John DeVincentis                  178,084,297                                   1,149,467
John M. Blaser                    177,967,928                                   1,265,836
David W. Schulz                   177,175,936                                   2,057,828

--------------------------------------------------------------------------------

  AGENDA ITEM 2: To ratify the selection of Arthur Andersen LLP as the Corporation's independent public accountants--each Fund voting separately.

  The results of shareholders voting were as follows:

--------------------------------------------------------------------------------


                                       Shares Voted Shares Voted   Shares

Fund                                       For        Against    Abstaining

----                                   ------------ ------------ ----------
Marshall Equity Income Fund                440,609     12,249        8,099
Marshall Large-Cap Growth & Income
 Fund                                    1,369,794      4,264       46,158
Marshall Mid-Cap Value Fund                158,909        908        3,681
Marshall Mid-Cap Growth Fund               262,096      1,291        5,065
Marshall Small-Cap Growth Fund             104,420      1,327        4,503
Marshall International Stock Fund          996,494      2,854       11,635
Marshall Government Income Fund            810,647     13,119       18,880
Marshall Intermediate Bond Fund            482,185         47        7,991
Marshall Intermediate Tax-Free Fund        142,650         --          761
Marshall Short-Term Income Fund            223,220      7,009       24,671
Marshall Money Market Fund             172,597,765    325,854    1,144,599

--------------------------------------------------------------------------------

  AGENDA ITEM 3: To approve an amendment to the Fund's fundamental investment objective--Marshall Mid-Cap Value Fund only.

  The results of shareholders voting were as follows:

--------------------------------------------------------------------------------


Shares Voted                      Shares Voted                                           Shares
    For                             Against                                            Abstaining

------------                      ------------                                         ----------
  156,180                            3,939                                               3,379


--------------------------------------------------------------------------------

  AGENDA ITEM 4: To approve the Sub-Advisory Contract between M&I Investment Management Corp. and BPI Global Asset Management LLP, on behalf of the Fund-- Marshall International Stock Fund only.

  The results of shareholders voting were as follows:

--------------------------------------------------------------------------------


Shares Voted                      Shares Voted                                           Shares
    For                             Against                                            Abstaining

------------                      ------------                                         ----------
  990,633                            8,847                                               11,503


--------------------------------------------------------------------------------


 Portfolio of Investments

--------------------------------------------------------------------------------
 Equity Income Fund


 ------------------------------------------------------

  Shares             Description                  Value

 ------------------------------------------------------
          Common Stocks -- 97.6%
          Capital Goods -- 3.8%
          Aerospace & Defense -- 1.6%

  120,000 Lockheed Martin Corp.              $4,440,000
   20,500 Northrop Grumman Corp.              1,486,250
   33,000 Textron, Inc.                       2,664,750
                                             ----------
          Total                               8,591,000
          Building Materials -- 0.9%
   50,000 Armstrong World Industries, Inc.    2,428,125
   97,000 Masco Corp.                         2,746,313

                                             ----------
          Total                               5,174,438
          Electrical Equipment -- 0.9%
   75,000 Emerson Electric Co.                4,696,875
          Office Products -- 0.4%
   45,000 (1)Xerox Corp.                      2,148,750
                                             ----------
          Total Capital Goods                20,611,063
          Consumer Durables -- 7.4%
          Automotive & Related -- 4.0%
   72,000 Dana Corp.                          3,136,500
   82,000 Delphi Auto Systems Corp.           1,537,500

  171,000 Ford Motor Co.                      8,913,375
   59,900 General Motors Corp.                3,960,887
   30,100 Johnson Controls, Inc.              2,058,088
   38,000 TRW, Inc.                           2,071,000
                                             ----------
          Total                              21,677,350
          Household Product/Wares -- 1.9%
   82,000 Clorox Co.                          3,710,500
   68,000 Procter & Gamble Co.                6,749,000
                                             ----------
          Total                              10,459,500
          Manufacturing -- 0.8%
   60,000 Whirlpool Corp.                     4,241,250
          Personal Care -- 0.7%
   76,000 Gillette Co.                        3,543,500
                                             ----------
          Total Consumer Durables            39,921,600
          Consumer Non-Durables -- 22.6%

          Beverages & Foods -- 5.7%
  126,000 Archer-Daniels-Midland Co.          1,638,000
   45,000 BestFoods                           2,210,625
   52,000 Campbell Soup Co.                   2,297,750
  225,000 ConAgra, Inc.                       5,512,500
   45,000 Heinz (H.J.) Co.                    2,100,938
  105,000 International Multifoods Corp.      2,382,187
  100,000 Nabisco Group Holdings Corp.        1,775,000
  180,000 PepsiCo, Inc.                       6,142,500

   70,000 Ralston Purina Co.                  1,925,000
  125,000 Sara Lee Corp.                      2,773,438
   26,874 (1)Unilever NV, ADR                 1,850,947
                                             ----------
          Total                              30,608,885
          Health Care -- 11.7%
  190,000 Abbott Laboratories                 8,241,250
  182,100 American Home Products Corp.        7,557,150
  175,000 Baxter International, Inc.         11,735,937
  141,600 Bristol-Myers Squibb Co.            9,965,100
  135,000 (1)Glaxo Wellcome PLC, ADR          7,146,563
   83,000 Lilly (Eli) & Co.                   6,193,875
  106,200 Merck & Co., Inc.                   7,135,312
   70,000 Warner-Lambert Co.                  4,637,500
                                             ----------
          Total                              62,612,687



 ----------------------------------------------------------------

  Shares                 Description                        Value

 ----------------------------------------------------------------
          Common Stocks (continued)
          Consumer Non-Durables (continued)

          Lodging -- 0.4%

   89,000 Starwood Hotels & Resorts Worldwide, Inc.    $2,119,313
          Photography -- 0.6%

   48,000 Eastman Kodak Co.                             3,525,000
          Retail -- 0.9%
   40,000 Albertsons, Inc.                              1,917,500
   35,700 May Department Stores Co.                     1,394,531
   34,000 Sears, Roebuck & Co.                          1,275,000
                                                      -----------
          Total                                         4,587,031
          Tobacco -- 3.3%
  300,000 Philip Morris Cos., Inc.                     11,231,250
  212,000 UST, Inc.                                     6,717,750
                                                      -----------
          Total                                        17,949,000

                                                      -----------
          Total Consumer Non-Durables                 121,401,916
          Energy -- 17.8%
          Domestic & International Oil -- 16.4%
  100,000 Atlantic Richfield Co.                        8,793,750
   91,000 (1)BP Amoco PLC, ADR                         10,203,375
   25,000 Chevron Corp.                                 2,306,250
  100,000 (1)Conoco, Inc., Class A                      2,675,000
  229,300 Exxon Corp.                                  18,086,037
   85,200 Mobil Corp.                                   8,722,350
  100,000 Occidental Petroleum Corp.                    2,168,750
  219,600 (1)Royal Dutch Petroleum Co., ADR            13,587,750
  192,200 Texaco, Inc.                                 12,204,700
  307,500 USX-Marathon Group                            9,570,937
                                                      -----------
          Total                                        88,318,899
          Oil Refining -- 1.4%
   80,000 Sunoco, Inc.                                  2,605,000
   91,100 Ultramar Diamond Shamrock Corp.               2,379,988
  130,100 Valero Energy Corp.                           2,764,625
                                                      -----------
          Total                                         7,749,613

                                                      -----------
          Total Energy                                 96,068,512
          Financial -- 20.6%
          Banks -- 12.4%

  128,500 Bank One Corp.                                5,156,062
   96,300 Bank of New York Co., Inc.                    3,442,725
  185,283 BankAmerica Corp                             11,209,621
   50,000 BankBoston Corp.                              2,321,875
  138,000 Chase Manhattan Corp.                        11,548,875
   52,000 (1)First American Corp.                       2,086,500
  123,000 First Union Corp.                             5,104,500
  120,400 Fleet Financial Group, Inc.                   4,793,425
   92,000 KeyCorp                                       2,668,000
   76,000 Mellon Bank Corp.                             2,536,500
   80,000 U.S. Bancorp, Inc.                            2,470,000
  129,000 Washington Mutual, Inc.                       4,095,750
  230,000 (1)Wells Fargo Co.                            9,156,875
                                                      -----------
          Total                                        66,590,708
          Financial Services -- 1.7%
  104,000 Fannie Mae                                    6,461,000
   64,000 Household International, Inc.                 2,416,000
                                                      -----------
          Total                                         8,877,000


(See Notes to Portfolios of Investments)

                                                                 August 31, 1999
                                                            [_] Marshall Funds

--------------------------------------------------------------------------------
 Equity Income Fund (continued)


 --------------------------------------------------------------

  Shares                Description                       Value

 --------------------------------------------------------------
          Common Stocks (continued)

          Financial (continued)
          Insurance -- 4.7%

  115,000 Ace, Ltd.                                  $2,465,312
  148,000 Allstate Corp.                              4,856,250
   71,100 CIGNA Corp.                                 6,385,669
   82,800 Hartford Financial Services Group, Inc.     3,762,225
   30,000 Lincoln National Corp.                      1,406,250
   33,000 Marsh & McLennan Cos., Inc.                 2,402,813
   65,000 Reliastar Financial Corp.                   2,929,063
   29,200 SAFECO Corp.                                1,040,250
                                                    -----------
          Total                                      25,247,832
          Real Estate Investment Trust -- 1.8%
   53,000 Duke Realty Investments, Inc.               1,189,188
   70,000 Equity Office Properties Trust              1,789,375
   68,000 Equity Residential Properties Trust         2,992,000

  151,140 Public Storage, Inc.                        3,929,640
                                                    -----------
          Total                                       9,900,203

                                                    -----------
          Total Financial                           110,615,743
          Raw Materials/Intermediate Goods -- 4.6%
          Chemicals -- 0.7%

   51,000 Air Products & Chemicals, Inc.              1,734,000
   61,300 Goodrich (B.F.) Co.                         2,264,269
                                                    -----------
          Total                                       3,998,269
          Metals -- 0.8%
   35,000 Reynolds Metals Co.                         2,215,938
   70,000 USX-U.S. Steel Group, Inc.                  1,890,000
                                                    -----------
          Total                                       4,105,938
          Paper -- 3.1%
  106,000 (1)Abitibi-Consolidated, Inc.               1,258,750
   75,000 Bowater, Inc.                               4,021,875
   52,200 Consolidated Papers, Inc.                   1,389,825
  110,000 Kimberly-Clark Corp.                        6,263,125
  101,000 (1)Mead Corp.                               3,768,562
                                                    -----------
          Total                                      16,702,137

                                                    -----------
          Total Raw Materials/ Intermediate Goods    24,806,344
          Utilities -- 20.8%

          Electric -- 5.7%

  105,000 CMS Energy Corp.                            4,154,062
  121,600 Duke Energy Corp.                           6,992,000
   40,000 Edison International                        1,015,000
   54,000 FPL Group, Inc.                             2,916,000
   98,600 NiSource, Inc.                              2,341,750
  164,300 Pinnacle West Capital Corp.                 6,243,400
  104,000 Southern Co.                                2,814,500
  102,700 Texas Utilities Co.                         4,152,931
                                                    -----------
          Total                                      30,629,643
          Gas Distribution -- 3.0%
   43,000 Columbia Energy Group                       2,539,688
   32,000 Consolidated Natural Gas Co.                2,038,000
   68,200 Enron Corp.                                 2,855,875
  100,000 Sonat, Inc.                                 3,612,500
   67,800 WICOR, Inc.                                 1,983,150
   75,000 Williams Cos., Inc. (The)                   3,093,750
                                                    -----------
          Total                                      16,122,963


 ------------------------------------------------------------------------------

  Shares or
  Principal

  Amount                          Description                             Value

 ------------------------------------------------------------------------------
              Common Stocks (continued)

              Utilities (continued)
              Telecommunications -- 12.1%

      327,500 (1)AT&T Corp.                                         $14,737,500
       76,000 Alltel Corp.                                            5,139,500
       68,000 Ameritech Corp.                                         4,292,500
       95,000 (1)Bell Atlantic Corp.                                  5,818,750
      229,000 GTE Corp.                                              15,715,125
      285,560 SBC Communications, Inc.                               13,706,880
      106,000 U.S. West, Inc.                                         5,538,500
                                                                   ------------
              Total                                                  64,948,755

                                                                   ------------
              Total Utilities                                       111,701,361

                                                                   ------------
              Total Common Stocks (identified cost $417,224,956)    525,126,539
              (2)Repurchase Agreement -- 1.9%

  $10,054,577 Lehman Brothers, Inc., 5.46%, dated 8/31/1999, due
               9/1/1999 (at amortized cost)                          10,054,577

                                                                   ------------
              Total Investments (identified cost $427,279,533)     $535,181,116

                                                                   ============
-------------------------------------------------------------------------------

 Large-Cap Growth & Income Fund


 -----------------------------------------------------------

  Shares               Description                     Value

 -----------------------------------------------------------
          Common Stocks -- 90.7%
          Basic Industries -- 4.2%
          Chemicals -- 1.0%

   65,000 Du Pont (E.I.) de Nemours & Co.         $4,119,375
          Paper -- 3.2%

  100,000 Bowater, Inc.                            5,362,500
  136,800 Kimberly-Clark Corp.                     7,789,050
                                                  ----------
          Total                                   13,151,550

                                                  ----------
          Total Basic Industries                  17,270,925
          Capital Goods -- 22.6%

          Aerospace & Related -- 1.0%

   92,300 Boeing Co.                               4,182,344
          Computer Services -- 8.1%
   25,000 (3)America Online, Inc.                  2,282,812
   79,900 Compaq Computer Corp.                    1,852,681
   58,200 International Business Machines Corp.    7,249,537

  157,000 (3)Microsoft Corp.                      14,532,312
   89,800 (3)Sun Microsystems, Inc.                7,139,100
                                                  ----------
          Total                                   33,056,442
          Electrical Equipment -- 5.0%
  119,600 General Electric Co.                    13,432,575
   70,000 Tyco International Ltd.                  7,091,875
                                                  ----------
          Total                                   20,524,450
          Electronics -- 8.5%
   98,300 (3)Applied Materials, Inc.               6,985,444
  142,400 (1)Intel Corp.                          11,703,500
   75,000 Micron Technology, Inc.                  5,592,188

(See Notes to Portfolios of Investments)

 Portfolio of Investments

--------------------------------------------------------------------------------
 Large-Cap Growth & Income Fund (continued)


 -----------------------------------------------------------------

  Shares                  Description                        Value

 -----------------------------------------------------------------
          Common Stocks (continued)

          Capital Goods (continued)
          Electronics (continued)

  111,800 Motorola, Inc.                               $10,313,550
                                                       -----------
          Total                                         34,594,682

                                                       -----------
          Total Capital Goods                           92,357,918
          Consumer Durables -- 2.0%
          Automotive -- 1.2%

   75,000 General Motors Corp.                           4,959,375
          Housewares -- 0.8%
   75,000 Newell Rubbermaid, Inc.                        3,075,000
                                                       -----------
          Total Consumer Durables                        8,034,375
          Consumer Non-Durables -- 31.4%
          Beverages & Foods -- 5.5%

   95,000 (1)Coca-Cola Co.                               5,682,187
  139,000 PepsiCo, Inc.                                  4,743,375
   50,000 Procter & Gamble Co.                           4,962,500
  105,100 (1)Quaker Oats Co.                             7,021,994
                                                       -----------
          Total                                         22,410,056
          Broadcasting -- 0.9%
  140,000 (1)(3)Infinity Broadcasting Corp., Class A     3,788,750
          Consumer Cyclical -- 1.2%

  100,800 (1)Nike, Inc., Class B                         4,662,000
          Drugs -- 4.2%
   98,300 American Home Products Corp.                   4,079,450
   93,000 Merck & Co., Inc.                              6,248,437
   65,800 Schering Plough Corp.                          3,458,612
   51,100 (1)SmithKline Beecham Corp., ADR               3,257,625
                                                       -----------
          Total                                         17,044,124
          Entertainment -- 3.7%
  104,400 Disney (Walt) Co.                              2,897,100
  140,000 Seagram Co. Ltd.                               7,428,750
   83,400 Time Warner, Inc.                              4,946,663
                                                       -----------
          Total                                         15,272,513
          Health Care -- 1.2%
  199,800 (1)Columbia/HCA Healthcare Corp.               4,920,075
          Media -- 3.3%
   95,900 Gannett Co., Inc.                              6,515,206
  179,400 New York Times Co., Class A                    7,007,813
                                                       -----------
          Total                                         13,523,019
          Medical Supplies -- 4.2%
  160,200 Abbott Laboratories                            6,948,675
   99,900 (1)Johnson & Johnson                          10,214,775
                                                       -----------
          Total                                         17,163,450
          Retail -- 5.8%
  125,000 (1)(3)Federated Department Stores, Inc.        5,750,000
   84,500 (3)Kohl's Corp.                                6,020,625

  115,400 (1)(3)Safeway, Inc.                            5,373,313
  271,600 Walgreen Co.                                   6,297,725
                                                       -----------
          Total                                         23,441,663



 ------------------------------------------------------------------------------

  Shares or
  Principal

  Amount                          Description                             Value

 ------------------------------------------------------------------------------
              Common Stocks (continued)

              Consumer Non-Durables (continued)
              Tobacco -- 1.4%

      156,700 Philip Morris Cos., Inc.                               $5,866,456
                                                                   ------------
              Total Consumer Non-Durables                           128,092,106
              Energy -- 8.7%

              International Oil & Gas -- 7.9%

       75,000 Amerada-Hess Corp.                                      4,654,688
      117,500 (1)Exxon Corp.                                          9,267,812
      247,900 (1)Occidental Petroleum Corp.                           5,376,331
      120,300 (1)Royal Dutch Petroleum Co., ADR                       7,443,562
       83,300 Texaco, Inc.                                            5,289,550
                                                                   ------------
              Total                                                  32,031,943
              Oil Services -- 0.8%
       50,000 (1)Schlumberger Ltd.                                    3,337,500
                                                                   ------------
              Total Energy                                           35,369,443
              Financial -- 15.2%
              Banks -- 5.3%

       84,756 BankAmerica Corp.                                       5,127,738
      170,400 Bank of New York Co., Inc.                              6,091,800
       62,200 Chase Manhattan Corp.                                   5,205,362
      149,800 Mellon Bank Corp.                                       4,999,575
                                                                   ------------
              Total                                                  21,424,475
              Insurance -- 2.9%
       95,156 American International Group, Inc.                      8,819,772
       84,680 UNUMProvident Corp.                                     3,053,773
                                                                   ------------
              Total                                                  11,873,545
              Other Financial -- 7.0%
       48,800 American Express Co.                                    6,710,000
      120,000 Citigroup, Inc.                                         5,332,500
       80,000 Federal Home Loan Mortgage Corp.                        4,120,000
      150,000 Franklin Resources, Inc.                                5,390,625
       20,000 (3)Goldman Sachs Group, Inc.                            1,196,250
      135,000 MGIC Investment Corp.                                   5,864,063
                                                                   ------------
              Total                                                  28,613,438

                                                                   ------------
              Total Financial                                        61,911,458
              Utilities -- 6.6%

              Telecommunications -- 6.6%

      110,550 AT&T Corp.                                              4,974,750
       92,900 Ameritech Corp.                                         5,864,313
       85,800 GTE Corp.                                               5,888,025
       64,900 (1)(3)MCI Worldcom, Inc.                                4,916,175
      111,700 (1)SBC Communications, Inc.                             5,361,600
                                                                   ------------
              Total                                                  27,004,863

                                                                   ------------
              Total Common Stocks (identified cost $226,026,610)    370,041,088
              (2)Repurchase Agreement -- 8.4%

  $34,311,205 Lehman Brothers, Inc., 5.46%, dated 8/31/1999, due
               9/1/1999 (at amortized cost)                          34,311,205

                                                                   ------------
              Total Investments (identified cost $260,337,815)     $404,352,293

                                                                   ============

(See Notes to Portfolios of Investments)

                                                                 August 31, 1999
                                                            [_] Marshall Funds

--------------------------------------------------------------------------------
 Mid-Cap Value Fund


 -------------------------------------------------------------

  Shares                Description                      Value

 -------------------------------------------------------------
          Common Stocks -- 95.8%
          Capital Goods -- 13.8%
          Aerospace & Defense -- 1.2%

   20,600 Northrop Grumman, Corp.                   $1,493,500
          Computer Services -- 1.0%
   60,000 (3)Keane, Inc.                             1,301,250
          Computers -- 2.0%
  227,500 (3)Silicon Graphics, Inc.                  2,602,031
          Electronics -- 4.0%
   29,000 Avnet, Inc.                                1,283,250
   85,000 AVX Corp.                                  2,544,687
   70,000 (3)Arrow Electronics, Inc.                 1,391,250
                                                    ----------
          Total                                      5,219,187
          Other Capital Goods -- 5.6%
   52,500 Brady (W.H.) Co.                           1,575,000
  105,000 Cooper Tire & Rubber Co.                   1,995,000
   50,000 (3)Owens-Illinois, Inc.                    1,237,500
   65,000 Snap-On Tools Corp.                        2,197,813
   15,700 Steelcase, Inc., Class A                     228,631
                                                    ----------
          Total                                      7,233,944

                                                    ----------
          Total Capital Goods                       17,849,912
          Consumer Durables -- 2.5%
          Health Care -- 1.4%

   90,000 (3)HCR Manor Care, Inc.                    1,760,625
          Household Product/Wares -- 1.1%
   71,000 Jostens, Inc.                              1,428,875
                                                    ----------
          Total Consumer Durables                    3,189,500
          Consumer Non-Durables -- 26.2%
          Beverages & Foods -- 4.8%

   39,900 Darden Restaurants, Inc.                     623,437
  150,000 International Multifoods Corp.             3,403,125
  133,200 (3)Ralcorp Holdings, Inc.                  2,181,150
                                                    ----------
          Total                                      6,207,712
          Pharmaceuticals & Health Care -- 5.4%
  100,000 (3)First Health Group Corp.                2,156,250
   75,000 Mallinckrodt, Inc.                         2,404,688
  139,700 (1)(3)Tenet Healthcare Corp.               2,436,019
                                                    ----------
          Total                                      6,996,957
          Retail -- 5.8%
   40,000 (1)(3)Federated Department Stores, Inc.    1,840,000
   35,100 (3)Lands' End, Inc.                        1,768,163
   40,000 (3)Payless ShoeSource, Inc.                1,995,000
   65,000 Shopko Stores, Inc.                        1,860,625
                                                    ----------
          Total                                      7,463,788
          Services -- 7.8%
   62,000 (3)Bell & Howell Group, Inc.               2,077,000
   60,000 (1)Dun & Bradstreet Corp.                  1,571,250
  167,600 (1)Ikon Office Solutions, Inc.             1,864,550
   99,500 (1)(3)Interim Services, Inc.               1,834,531
   90,000 Viad Corp.                                 2,694,375
                                                    ----------
          Total                                     10,041,706
          Tobacco -- 2.4%
   96,000 UST, Inc.                                  3,042,000
                                                    ----------
          Total Consumer Non-Durables               33,752,163


 ----------------------------------------------------------------------

  Shares                     Description                          Value

 ----------------------------------------------------------------------
          Common Stocks (continued)

          Energy -- 11.9%
          Oil & Gas Products -- 6.0%

   90,000 Noble Affiliates, Inc.                             $2,790,000
   73,320 USX-Marathon                                        2,282,085
   64,500 Unocal Corp.                                        2,700,937
                                                             ----------
          Total                                               7,773,022
          Oil Services -- 5.9%
   67,000 (3)Cooper Cameron Corp.                             2,788,875
  166,000 (3)Rowan Companies, Inc.                            3,091,750
   50,000 Transocean Offshore, Inc.                           1,700,000
                                                             ----------
          Total                                               7,580,625

                                                             ----------
          Total Energy                                       15,353,647
          Financial -- 14.9%
          Banking -- 3.9%

   60,000 Amcore Financial, Inc.                              1,312,500
   60,000 Associated Banc Corp.                               2,115,000
   40,000 (1)First Midwest Bancorp, Inc.                      1,595,000
                                                             ----------
          Total                                               5,022,500
          Financial Services -- 1.7%
   65,000 Deluxe Corp.                                        2,214,062
          Insurance -- 4.4%
   73,000 Ace, Ltd.                                           1,564,937
   87,600 Everest Re Holdings, Inc.                           2,430,900
   60,400 Torchmark Corp.                                     1,721,400
                                                             ----------
          Total                                               5,717,237
          Other Financial -- 4.9%
   36,000 MGIC Investment Corp.                               1,563,750
   65,000 Radiant Group, Inc.                                 3,010,313
   88,720 (1)Trizec Hahn Corp.                                1,730,040
                                                             ----------
          Total                                               6,304,103

                                                             ----------
          Total Financial                                    19,257,902
          Raw Materials/Intermediate Goods -- 14.0%
          Chemicals -- 6.8%

  125,000 Agrium, Inc.                                        1,265,625
   50,000 Ferro Corp.                                         1,200,000
   30,000 Fuller (H.B.) Co.                                   1,807,500
   48,150 (1)Imperial Chemical Industries, PLC, ADR           2,202,862
  100,000 Millennium Chemicals, Inc.                          2,300,000
                                                             ----------
          Total                                               8,775,987
          Intermediate Goods -- 1.9%
   59,327 Hanson PLC, ADR                                     2,513,982
          Paper & Related Products -- 4.2%
  175,000 (1)Abitibi-Consolidated, Inc.                       2,078,125
   71,000 Consolidated Papers, Inc.                           1,890,375
   39,800 Mead Corp.                                          1,485,038
                                                             ----------
          Total                                               5,453,538
          Steel -- 1.1%
   50,000 USX-U.S. Steel Group, Inc.                          1,350,000
                                                             ----------
          Total Raw Materials/Intermediate Goods             18,093,507
          Telecommunications -- 3.7%

          Services -- 3.7%

   44,410 (3)AT&T Corp.-Liberty Media Group, Inc., Class A    1,421,120
   47,500 Telephone and Data System, Inc.                     3,301,250

                                                             ----------
          Total Telecommunications                            4,722,370


(See Notes to Portfolios of Investments)

 Portfolio of Investments
(See Notes to Portfolios of Investments)

--------------------------------------------------------------------------------
 Mid-Cap Value Fund (continued)


 -----------------------------------------------------------------------------

  Shares or
  Principal

  Amount                         Description                             Value

 -----------------------------------------------------------------------------
             Common Stocks (continued)

             Transportation -- 3.4%
             Other Transportation -- 2.1%

     112,680 Alexander and Baldwin, Inc.                            $2,725,448
             Rails -- 1.3%
      25,000 (1)Canadian National Railway Co.                        1,589,063
                                                                  ------------
             Total Transportation                                    4,314,511
             Utilities -- 5.4%

             Electric -- 3.7%

      75,000 Edison International                                    1,903,125
      75,000 Pinnacle West Capital Corp.                             2,850,000
                                                                  ------------
             Total                                                   4,753,125
             Electric Distribution -- 1.7%
      95,000 NiSource, Inc.                                          2,256,250
                                                                  ------------
             Total Utilities                                         7,009,375

                                                                  ------------
             Total Common Stocks (identified cost $107,094,312)    123,542,887
             (2)Repurchase Agreement -- 5.8%

  $7,481,048 Lehman Brothers, Inc., 5.46%, dated 8/31/1999, due
              9/1/1999 (at amortized cost)                           7,481,048

                                                                  ------------
             Total Investments (identified cost $114,575,360)     $131,023,935

                                                                  ============
------------------------------------------------------------------------------

 Mid-Cap Growth Fund


 ----------------------------------------------------------------------

  Shares                     Description                          Value

 ----------------------------------------------------------------------
          Common Stocks -- 95.0%
          Capital Goods -- 31.4%
          Computer Services -- 2.7%

  150,000 (3)FIserv, Inc.                                    $4,621,875
   80,000 (3)Transaction Systems Architects, Inc., Class A    2,355,000
   70,000 (1)(3)ZDNet                                         1,058,750
                                                             ----------
          Total                                               8,035,625
          Computers -- 3.4%
  130,000 (1)(3)Lexmark Intl. Group, Class A                 10,237,500
          Electrical Equipment -- 1.4%
  125,000 (1)Molex, Inc.                                      4,007,813
          Semi-Conductor -- 8.6%
  125,000 (3)Altera Corp.                                     5,265,625
   85,000 (3)Conexant Systems, Inc.                           6,109,375
  110,000 (3)Teradyne, Inc.                                   7,486,875
  100,000 (1)(3)Vitesse Semiconductor Corp.                   6,800,000
                                                             ----------
          Total                                              25,661,875
          Technology -- 15.3%
   90,000 (3)CommScope, Inc.                                  3,099,375
   25,000 (3)Gemstar International Group Ltd.                 1,725,000
  125,000 (3)General Instrument Corp.                         6,148,438
   25,000 (3)Inktomi Corp.                                    2,834,375
   55,000 (1)(3)Intuit, Inc.                                  4,925,938
  100,000 (3)Jabil Circuit, Inc.                              4,481,250


 -----------------------------------------------------------------

  Shares                  Description                        Value

 -----------------------------------------------------------------
          Common Stocks (continued)

          Capital Goods (continued)
          Technology (continued)

  100,000 (1)(3)JDS Uniphase Corp.                     $10,606,250
   60,000 (1)(3)SDL, Inc.                                4,912,500
   75,000 (3)Veritas Software Corp.                      4,443,750
   50,000 (3)Verity, Inc.                                2,437,500
                                                       -----------
          Total                                         45,614,376

                                                       -----------
          Total Capital Goods                           93,557,189
          Consumer Non-Durables -- 44.0%
          Broadcasting -- 13.7%

  125,000 (1)(3)American Tower Systems Corp.             2,843,750
  125,000 (3)AMFM, Inc.                                  6,156,250
  100,000 (3)Cox Radio, Inc., Class A                    5,300,000
  100,000 (3)Crown Castle International Corp.            1,512,500
  100,000 (3)Cumulus Media, Inc., Class A                2,787,500
  120,000 (3)Hispanic Broadcasting Corp.                 8,970,000
  125,000 (1)(3)Infinity Broadcasting Corp., Class A     3,382,813
  110,000 (3)USA Networks, Inc.                          4,936,250
  125,000 (3)Westwood One, Inc.                          4,796,875
                                                       -----------
          Total                                         40,685,938
          Collectibles -- 0.5%
  125,000 (3)The Boyds Collection, Ltd.                  1,679,688
          Drugs -- 3.3%
   50,000 (3)Biogen, Inc.                                3,837,500
  100,000 (3)Forest Labratories, Inc., Class A           4,843,750
  175,000 (3)North American Vaccine, Inc.                1,203,125
                                                       -----------
          Total                                          9,884,375
          Health Care -- 2.3%
   50,000 (1)(3)CareInsite, Inc.                         2,387,500
   50,000 (3)VISX, Inc.                                  4,525,000
                                                       -----------
          Total                                          6,912,500
          Leisure & Recreation -- 8.7%
  125,000 Harley Davidson, Inc.                          6,812,500
  175,000 (1)Royal Caribbean Cruises, Ltd.               8,192,188
  125,000 (1)(3)Speedway Motorsports, Inc.               4,664,063
  220,000 (3)Steiner Leisure Ltd.                        6,132,500
                                                       -----------
          Total                                         25,801,251
          Lodging -- 1.4%
   90,000 (1)Four Seasons Hotels, Inc.                   4,050,000
          Publishing -- 0.5%
   75,000 (1)(3)Playboy Enterprises, Inc., Class B       1,579,688
          Restaurants -- 1.7%

  125,000 (1)(3)Papa Johns International, Inc.           4,968,750
          Retail -- 11.9%
  175,000 (3)99 Cents Only Stores                        6,300,000
   90,000 (3)Abercrombie & Fitch Co., Class A            3,138,750
  150,000 (3)Bed Bath & Beyond, Inc.                     4,125,000
  100,000 (3)Best Buy Co., Inc.                          7,025,000
  150,000 (3)Kohl's Corp.                               10,687,500
  175,000 (3)Rayovac Corp.                               4,112,500
                                                       -----------
          Total                                         35,388,750

                                                       -----------
          Total Consumer Non-Durables                  130,950,940


                                                                 August 31, 1999
                                                            [_] Marshall Funds

--------------------------------------------------------------------------------
 Mid-Cap Growth Fund (continued)


 -----------------------------------------------------------------------------

  Shares or
  Principal

  Amount                         Description                             Value

 -----------------------------------------------------------------------------
             Common Stocks (continued)

             Financial -- 8.4%
             Banks -- 2.7%

     100,000 First Tennessee National Corp.                         $3,200,000
     100,000 (1)Zions Bancorp                                        4,975,000
                                                                  ------------
             Total                                                   8,175,000
             Financial Services -- 1.7%
     125,000 (1)PaineWebber Group, Inc.                              4,906,250
             Insurance -- 1.8%
     100,000 Ambac Financial Group, Inc.                             5,281,250
             Other Financial -- 2.2%
     150,000 MGIC Investment Corp.                                   6,515,625
                                                                  ------------
             Total Financial                                        24,878,125
             Telecommunications -- 7.6%
      75,000 (1)(3)Adelphia Communications Corp., Class A            4,650,000
     100,000 (3)Allegiance Telecom, Inc.                             6,012,500
     200,000 (3)Tellabs, Inc.                                       11,912,500
                                                                  ------------
             Total Telecommunications                               22,575,000
             Utilities -- 3.6%

             Oil & Gas -- 3.6%

     125,000 (3)Nabors Industries, Inc.                              3,398,438
     125,000 (3)Noble Drilling Corp.                                 3,078,125
     100,000 Williams Cos., Inc. (The)                               4,125,000
                                                                  ------------
             Total Utilities                                        10,601,563

                                                                  ------------
             Total Common Stocks (identified cost $216,033,557)    282,562,817
             Corporate Bonds -- 1.3%
             Consumer Non-Durables -- 1.3%
             Health Care -- 1.3%
  $4,400,000 Sunrise Assisted Living, Inc., Sub. Note, 5.50%,
              6/15/2002 (identified cost $4,382,835)                 4,036,028

             (4)U.S. Treasury Bill -- 0.2%

     500,000 11/18/1999 (identified cost $495,006)                     494,990
                                                                  ------------
             Total Investments in Securities (identified cost
              $220,911,398)                                        287,093,835

             (2)Repurchase Agreement -- 3.3%
   9,892,476 Lehman Brothers, Inc., 5.46%, dated 8/31/1999, due

              9/1/1999 (at amortized cost)                           9,892,476

                                                                  ------------
             Total Investments (identified cost $230,803,874)     $296,986,311

                                                                  ============

--------------------------------------------------------------------------------
 Small-Cap Growth Fund


 ----------------------------------------------------------------------

  Shares                     Description                          Value

 ----------------------------------------------------------------------
          Common Stocks -- 93.4%
          Capital Goods -- 30.3%
          Computer Services -- 7.0%

   65,000 (3)Cheap Tickets, Inc.                             $2,405,000
   75,000 (3)Diamond Technology Partners, Class A             2,484,375
   50,000 (3)Transaction Systems Architects, Inc., Class A    1,471,875
   60,000 (3)ZDNet                                              907,500
                                                             ----------
          Total                                               7,268,750
          Electrical Equipment -- 0.9%
   75,000 (3)WESCO International, Inc.                          946,875
          Semi-Conductor -- 10.2%
   15,000 (3)Applied Micro Circuits Corp.                     1,383,750
   60,000 (3)Cymer, Inc.                                      2,096,250
   25,000 (3)Dupont Photomasks, Inc.                          1,340,625
   55,000 (3)Triquint Semiconductor, Inc.                     2,908,125
   70,000 (3)Xircom, Inc.                                     2,786,875
                                                             ----------
          Total                                              10,515,625
          Technology -- 12.2%
    5,000 (3)Agile Software Corp.                               248,750
   75,000 (3)Artesyn Technologies, Inc.                       1,645,312
   30,000 (3)Digital River, Inc.                                721,875
   50,000 (3)Flextronics International Ltd.                   2,934,375
   30,000 (3)Harmonic Lightwaves, Inc.                        3,780,000
   40,000 (3)SDL, Inc.                                        3,275,000
                                                             ----------
          Total                                              12,605,312

                                                             ----------
          Total Capital Goods                                31,336,562
          Consumer Non-Durables -- 48.6%
          Banks -- 1.8%

   70,000 Cullen Frost Bankers, Inc.                          1,828,750
          Broadcasting -- 16.3%
  100,000 (3)American Tower Systems Corp.                     2,275,000
   40,000 (3)Cox Radio, Inc., Class A                         2,120,000
   75,000 (3)Cumulus Media, Inc., Class A                     2,090,625
   75,000 (3)Hearst-Argyle Television, Inc.                   1,898,437
   25,000 (3)Hispanic Broadcasting Corp.                      1,868,750
  110,000 (3)Pinnacle Holdings, Inc.                          2,770,625
   50,000 (3)Salem Communications Corp.                       1,375,000
   65,000 (3)Westwood One, Inc.                               2,494,375
                                                             ----------
          Total                                              16,892,812
          Communication Services -- 2.4%
   40,000 (3)Adelphia Communications Corp., Class A           2,480,000
          Drugs -- 0.5%
   75,000 (3)North American Vaccine, Inc.                       515,625
          Education -- 0.8%
   60,000 (3)Education Management Corp.                         776,250
          Health Care -- 2.3%
   40,000 (3)Medical Manager Corp.                            2,380,000
          Leisure & Recreation -- 7.3%
   60,000 (3)Playboy Enterprises, Inc., Class B               1,263,750
   75,000 (3)Speedway Motorsports, Inc.                       2,798,437
  125,000 (3)Steiner Leisure Ltd.                             3,484,375
                                                             ----------
          Total                                               7,546,562
          Medical Supplies -- 1.9%
   75,000 (3)Sybron International Corp.                       1,931,250

(See Notes to Portfolios of Investments)

 Portfolio of Investments

--------------------------------------------------------------------------------
 Small-Cap Growth Fund (continued)


 ------------------------------------------------------------------------------

  Shares or
  Principal

  Amount                         Description                              Value

 ------------------------------------------------------------------------------
             Common Stocks (continued)

             Consumer Non-Durables (continued)
             Restaurants -- 2.9%

      75,000 (3)Papa Johns International, Inc.                       $2,981,250
             Retail -- 11.0%
      60,000 (3)99 Cents Only Stores                                  2,160,000
     100,000 (3)Pacific Sunwear of California                         2,325,000
     100,000 (3)Rayovac Corp.                                         2,350,000
      60,000 (3)The Boyds Collection, Ltd.                              806,250
      50,000 (3)Too, Inc.                                               878,125
      50,000 (3)Williams-Sonoma, Inc.                                 1,950,000
     125,000 (3)Zany Brainy, Inc.                                       953,125
                                                                   ------------
             Total                                                   11,422,500
             Other Services -- 1.4%
      50,000 (3)CoStar Group, Inc.                                    1,434,375
                                                                   ------------
             Total Consumer Non-Durables                             50,189,374
             Energy -- 3.3%

             Oil & Gas Equipment Services -- 3.3%

      60,000 (3)BJ Services Co.                                       2,055,000
      40,000 (3)Petroleum Geo-Services, ADR                             817,500
      75,000 (3)U.S. Liquids, Inc.                                      557,813
                                                                   ------------
             Total Energy                                             3,430,313
             Financial -- 3.6%
      50,000 Radian Group, Inc.                                       2,315,625
      75,000 Raymond James Financial, Inc.                            1,467,188
                                                                   ------------
             Total Financial                                          3,782,813
             Telecommunications -- 7.6%
      50,000 (3)Dycom Industries, Inc.                                1,543,750
      25,000 (3)MGC Communications, Inc.                                575,000
      60,000 (3)Quanta Services, Inc.                                 1,346,250
      25,000 (3)Splitrock Services, Inc.                                281,250
      75,000 (3)Time Warner Telecom, Inc., Class A                    2,025,000
      50,000 (3)VoiceStream Wireless Corp.                            2,062,500
                                                                   ------------
             Total Telecommunications                                 7,833,750

                                                                   ------------
             Total Common Stocks (identified cost $91,297,454)       96,572,812
             Corporate Bonds -- 1.7%

             Consumer Non-Durables -- 1.7%
             Health Care -- 1.7%

  $1,900,000 Sunrise Assisted Living, Inc., Sub. Note, 5.50%,
              6/15/2002 (identified cost $1,893,055)                  1,742,832

             (4)U.S. Treasury -- 0.2%

     250,000 United States Treasury Bill, 11/18/1999 (identified
              cost $247,503)                                            247,495

                                                                   ------------
             Total Investments in Securities (identified cost
              $93,438,012)                                           98,563,139

             (2)Repurchase Agreement -- 6.2%
   6,377,872 Lehman Brothers, Inc., 5.46%, dated 8/31/1999, due

              9/1/1999 (at amortized cost)                            6,377,872

                                                                   ------------
             Total Investments (identified cost $99,815,884)       $104,941,011

                                                                   ============

--------------------------------------------------------------------------------
 International Stock Fund


 ----------------------------------------------------------------

  Shares                  Description                       Value

 ----------------------------------------------------------------
          Common Stocks -- 98.4%
          Australia -- 2.4%

  215,000 Amcor Ltd.                                   $1,120,695
   46,000 Brambles Industries Ltd.                      1,281,785
  111,400 Broken Hill Proprietary Co. Ltd.              1,198,334
  440,000 Fosters Brewing Group Ltd.                    1,289,313
  115,000 National Australia Bank Ltd., Melbourne       1,739,225

                                                       ----------
          Total                                         6,629,352
          Canada -- 2.9%
   72,900 (3)Celestica, Inc.                            3,152,925
   62,800 Nortel Networks Corp.                         2,578,725
   49,100 Suncor Energy, Inc.                           2,020,259
                                                       ----------
          Total                                         7,751,909
          Finland -- 3.5%
   46,900 Nokia Oyj, Class A, ADR                       3,910,288
   79,100 (3)Sonera Group                               1,920,362
  107,000 UPM-Kymmene OY                                3,706,969
                                                       ----------
          Total                                         9,537,619
          France -- 7.4%
    9,800 Accor SA                                      2,361,586
    8,900 (1)Alcatel                                    1,365,155
   19,519 Axa                                           2,432,354
   10,900 Carrefour SA                                  1,775,706
    7,100 (1)Compagnie de St. Gobain                    1,374,464
   16,392 Elf Aquitaine SA                              2,878,485
   13,000 Groupe Danone                                 3,220,729
   10,400 LVMH                                          3,169,571
   17,900 Vivendi                                       1,384,186
                                                       ----------
          Total                                        19,962,236
          Germany -- 6.5%
   30,500 Bayer AG                                      1,327,681
   23,500 DaimlerChrysler AG                            1,774,966
   40,700 Deutsche Bank AG                              2,785,625
   17,100 Mannesmann AG                                 2,626,556
   83,200 Preussag AG                                   4,743,905
   51,700 Siemens AG                                    4,353,389
                                                       ----------
          Total                                        17,612,122
          Great Britain -- 15.6%
  181,000 Amvescap PLC                                  1,552,058
  271,000 BP Amoco PLC                                  5,026,907
  180,000 British Telecommunication PLC                 2,756,841
  157,570 GKN PLC                                       2,408,238
  172,000 General Electric Co. PLC                      1,718,392
  124,600 Glaxo Wellcome PLC                            3,273,957
  110,200 Imperial Chemical Industries, PLC             1,253,439
  101,500 Kingfisher PLC                                1,221,434
  150,000 Lloyds TSB Group PLC                          2,076,560
   90,200 Next PLC                                      1,037,564
   75,000 Ocean Group PLC                               1,216,253
  175,000 Peninsular & Oriental Steam Navigation Co.    2,815,401
   69,700 Rio Tinto PLC                                 1,250,288

  110,000 Royal Bank of Scotland PLC, Edinburgh         2,268,731
  245,500 Siebe PLC                                     1,255,975
  172,000 SmithKline Beecham Corp.                      2,238,614
   92,500 Standard Chartered PLC                        1,346,767
  209,800 Vodafone AirTouch PLC                         4,225,830

(See Notes to Portfolios of Investments)

                                                                 August 31, 1999
                                                            [_] Marshall Funds

--------------------------------------------------------------------------------
 International Stock Fund (continued)


 ---------------------------------------------------------------------

  Shares                    Description                          Value

 ---------------------------------------------------------------------
          Common Stocks (continued)

          Great Britain (continued)

  342,000 WPP Group PLC                                     $3,196,719
                                                            ----------
          Total                                             42,139,968
          Hong Kong -- 3.3%
  320,000 HSBC Holdings PLC                                  3,965,714
  415,000 (1)Hutchison Whampoa                               4,048,506
  189,000 Television Broadcasting                              847,042
                                                            ----------
          Total                                              8,861,262
          Ireland -- 1.7%
  170,000 Bank of Ireland                                    1,541,181
  131,400 CRH PLC                                            2,981,581
                                                            ----------
          Total                                              4,522,762
          Israel -- 1.1%
   38,400 (3)Check Point Software Technologies Ltd.          2,961,600
          Italy -- 0.5%
   32,000 Banca Popolare di Brescia                          1,403,132
          Japan -- 24.0%
  288,000 Bank of Tokyo-Mitsubishi Ltd.                      4,306,764
   27,000 Benesse Corp.                                      4,692,002
   49,000 Canon, Inc.                                        1,434,124
  160,000 Daiwa Securities Co. Ltd.                          1,450,222
    9,500 Fast Retailing Co. Ltd.                            1,537,934
  237,000 Fujitsu Ltd.                                       6,958,155
   95,000 Kao Corp.                                          2,702,245
   36,100 Matsushita Communication                           3,073,956
   18,000 Murata Manufacturing Co. Ltd.                      1,448,758
   90,000 NEC Corp.                                          1,465,222
      260 (3)NTT Mobile Communication Network, Inc. (New)    4,304,203
       65 NTT Mobile Communication Network, Inc.             1,081,996

   11,700 Nintendo Corp. Ltd.                                2,033,201
      310 Nippon Telegraph & Telephone Corp.                 3,487,447
    8,800 Ryohin Keikaku Co. Ltd.                            1,738,510
  117,000 Sanwa Bank Ltd, Osaka                              1,605,158
   12,000 Secom Co.                                          1,640,829
  245,000 Sharp Corp.                                        3,742,168
   82,500 Shin-Etsu Chemical Co.                             3,365,345
    4,400 Shokoh Fund & Co.                                  3,191,293
   16,000 Sony Corp.                                         2,075,090
   67,000 Takeda Chemical Industries                         3,370,375
   19,000 Takefuji, Corp.                                    3,060,228
   21,000 Yamada Denki, Co.                                  1,344,492
                                                            ----------
          Total                                             65,109,717
          Korea -- 2.4%
   64,000 Kookmin Bank                                         894,720
   43,600 (1)Pohang Iron and Steel Co. Ltd., ADR             1,602,300
   80,429 (1)SK Telecom Co. Ltd., ADR                          909,853
   16,600 Samsung Electronics Co.                            3,149,852
                                                            ----------
          Total                                              6,556,725
          Mexico -- 1.3%
   63,500 (3)Fomento Economico Mexicano, SA de C.V., ADR     2,099,469
   20,378 (1)Telefonos de Mexico, Class L, ADR               1,515,614

                                                            ----------
          Total                                              3,615,083


 ----------------------------------------------------------------------------

  Shares                        Description                             Value

 ----------------------------------------------------------------------------
            Common Stocks (continued)

            Netherlands -- 9.8%

     23,600 AEGON NV                                               $2,067,123
     31,500 Ahold NV                                                1,129,625
     30,400 Akzo Nobel NV                                           1,416,587
     44,200 (3)Benckiser NV                                         2,702,552
     49,032 Philips Electronics NV                                  5,059,770
      4,784 Philips Electronics NV, ADR                               491,855
     68,000 Royal Dutch Petroleum Co.                               4,186,545
     98,800 (3)STMicroelectronics NV                                6,568,801
     23,000 (3)United Pan-Europe Communications NV                  1,396,573
     37,000 VNU-Verenigde Nederlandse Uitgeversbedrijven
             Verenigd Bezit                                         1,420,798

                                                                 ------------
            Total                                                  26,440,229
            Singapore -- 2.6%
    450,000 Keppel Corp.                                            1,456,786
    130,000 Oversea-Chinese Banking Corp. Ltd.                        911,197
    130,000 Singapore Airlines Ltd.                                 1,220,077
    360,000 Venture Manufacturing (Singapore) Ltd.                  3,442,827
                                                                 ------------
            Total                                                   7,030,887
            Spain -- 3.1%
    266,000 Banco Santander Central Hispano, SA                     2,676,000
    174,800 Repsol SA                                               3,653,863
     20,700 Repsol SA, ADR                                            432,113
     95,844 Telefonica SA                                           1,530,967
                                                                 ------------
            Total                                                   8,292,943
            Sweden -- 2.3%
     52,300 Hennes & Mauritz AB,

             Class B                                                1,324,493
    245,000 Skandia Forsakrings AB                                  4,999,393
                                                                 ------------
            Total                                                   6,323,886
            Switzerland -- 5.0%
     32,945 (3)ABB Ltd.                                             3,385,336
      2,510 Adecco SA                                               1,385,503
      9,500 Credit Suisse Group                                     1,796,126
      1,150 Holderbank Financiere Glarus AG, Class B                1,417,829
      1,050 Nestle SA                                               2,075,428
        300 Roche Holding AG                                        3,474,582
                                                                 ------------
            Total                                                  13,534,804
            United States -- 3.0%
     58,700 (3)Comverse Technology, Inc.                            4,578,600
     18,000 Pharmacia & Upjohn, Inc.                                  940,500
     26,000 Tyco International Ltd.                                 2,634,125
                                                                 ------------
            Total                                                   8,153,225

                                                                 ------------
            Total Common Stocks (identified cost $236,076,454) 266,439,461
            Mutual Fund -- 0.9% United States -- 0.9%

  2,442,885 Seven Seas Money Market Fund (at net asset value)       2,442,885
                                                                 ------------
            Total Investments (identified cost $238,519,339)     $268,882,346

                                                                 ============

(See Notes to Portfolios of Investments)

 Portfolio of Investments

--------------------------------------------------------------------------------
 Government Income Fund


 ---------------------------------------------------------------------------

  Principal

  Amount                         Description                           Value

 ---------------------------------------------------------------------------
             Asset-Backed Securities -- 5.1%
  $6,000,000 Green Tree Home Equity Loan Trust, Series 1998-B,
              Class B1, 7.810%, 11/15/2029                        $5,878,560

  10,643,000 Greenwich Capital Acceptance, 7.150%, 8/10/2020      10,431,311

                                                                  ----------
             Total Asset-Backed Securities

              (identified cost $16,665,899)                       16,309,871
             Collateralized Mortgage Obligations -- 3.1%
   4,856,679 IMC Excess Cashflow Securities Trust 1997-A,
              7.410%, 11/26/2028                                   4,409,719
     663,557 Independent National Mortgage Corp., 7.250%,
              11/25/2010                                             666,129
   5,000,000 Salomon Brothers Mortgage Sec. VII 1999-1, 6.909%,
              4/25/2029                                            4,801,925

                                                                  ----------
             Total Collateralized Mortgage Obligations

              (identified cost $10,511,964)                        9,877,773
                                                                  ----------
             Corporate Bonds -- 2.7%

   4,000,000 (7)HSB Group, Inc., 6.220%, 10/15/1999                3,866,480
   5,000,000 (7)TXU Gas Capital, 6.699%, 10/1/1999                 4,864,300
                                                                  ----------
             Total Corporate Bonds

              (identified cost $8,898,950)                         8,730,780
             Mortgage Backed Securities -- 68.8%
             Federal Home Loan Mortgage
              Corporation -- 16.6%

   5,486,395 7.000%, 11/1/2009                                     5,453,806
   3,950,432 7.000%, 5/1/2027                                      3,840,571
  19,265,788 7.000%, 4/1/2029                                     18,724,034
   4,340,282 7.500%, 4/1/2024                                      4,325,351
  15,001,500 7.500%, 8/1/2029                                     14,912,391
   2,156,375 8.500%, 9/1/2024                                      2,225,789
      13,729 8.750%, 4/1/2001                                         13,894
   3,069,355 9.000%, 6/1/2019                                      3,224,725
       2,445 9.500%, 2/1/2001                                          2,477
       3,834 10.500%, 10/1/2000                                        3,868
                                                                  ----------
             Total                                                52,726,906
             Federal National Mortgage Association -- 29.7%
  20,000,000 6.500%, 9/1/2006                                     19,587,600
  20,813,110 7.000%, 5/1/2029                                     19,961,022
  14,988,444 7.500%, 8/1/2029                                     14,707,411
  20,000,000 7.500%, TBA                                          19,862,400
   3,140,309 8.000%, 11/1/2027                                     3,180,536
   9,387,740 8.000%, 10/1/2028                                     9,510,907
   7,471,951 8.000%, 8/1/2029                                      7,567,667
                                                                  ----------
             Total                                                94,377,543
             Government National Mortgage

              Association -- 22.5%

  12,630,826 7.000%, 4/15/2029                                    12,279,563
   4,080,928 7.500%, 8/15/2025                                     4,060,524
  15,542,005 7.500%, 8/15/2025                                    15,410,830
  17,723,053 7.500%, 12/15/2025                                   17,573,470
  12,782,772 8.000%, 10/15/2017                                   13,126,373
   7,423,522 8.500%, 9/15/2028                                     7,676,367


 ------------------------------------------------------------------------------

  Principal

  Amount                         Description                              Value

 ------------------------------------------------------------------------------
             Mortgage Backed Securities (continued)
             Government National Mortgage

              Association (continued)

  $1,306,430 9.500%, 10/15/2024                                      $1,411,754
       3,529 10.500%, 10/15/2000                                          3,579
       2,657 10.500%, 10/15/2000                                          2,695
       6,734 11.000%, 11/15/2000                                          6,862
                                                                   ------------
             Total                                                   71,552,017

                                                                   ------------
             Total Mortgage Backed Securities (identified cost
              $223,195,146)                                         218,656,466

             U.S. Treasury Note -- 4.7%

  15,000,000 (1)5.250%, 5/31/2001 (identified cost $14,928,125)      14,884,650
                                                                   ------------
             Total Investments in Securities (identified cost
              $274,200,084)                                         268,459,540

             (2)Repurchase Agreement -- 24.2%
  76,866,559 Lehman Brothers, Inc., 5.460%, dated 8/31/1999, due

              9/1/1999 (at amortized cost)                           76,866,559

                                                                   ------------
             Total Investments (identified cost $351,066,643)      $345,326,099

                                                                   ============
-------------------------------------------------------------------------------

 Intermediate Bond Fund


 ------------------------------------------------------------------------------

  Principal

  Amount                          Description                             Value

 ------------------------------------------------------------------------------
             Asset-Backed Securities -- 14.3%
  $9,000,000 Aircraft Finance Trust, Class C, 8.000%, 5/15/2024      $8,353,035
   5,500,000 ARG Funding Corp., Class A2, 5.88%, 5/20/2002            5,398,415

  10,000,000  Bridgestone/Firestone Master Trust 1996-1, Class A, 6.17%,
              7/1/2003 10,042,700

   5,000,000 (7)DLJ Commercial Mortgage Corp. 1998-STF2, Class A1,
              5.830%, 9/1/1999                                        5,006,650

   6,000,000 (5)DLJ Leverage Loan Funding, Class B1, 6.693%,
              9/15/2005                                               5,755,320
   7,750,000  First USA Credit Card Master Trust 1998-9, Class A, 5.28%,
              9/18/2006 7,338,553

   7,000,000 Green Tree Home Equity Loan Trust, Series 1998-B,
              Class B1, 7.81%, 11/15/2029                             6,858,320

  12,000,000 J.P. Morgan Commercial Mortgage Finance Corp. 1997-
              C5, Class A2, 7.069%, 9/15/2029                        11,926,500

  10,000,000 Metris Master Trust 1997-1, Class A, 6.87%,

              11/20/2005                                             10,109,100

   2,817,630 Pegasus Aviation Lease Securitization 1999-1A, Class
              A1, 6.30%, 3/25/2029                                    2,739,919

  12,000,000 TMS Home Equity Trust 1996-B, Class A7, 7.55%,
              2/15/2020                                              12,049,260
                                                                     ----------
             Total Asset-Backed Securities

              (identified cost $87,219,456)                          85,577,772

(See Notes to Portfolios of Investments)

                                                                 August 31, 1999
                                                            [_] Marshall Funds

--------------------------------------------------------------------------------
 Intermediate Bond Fund (continued)


 ------------------------------------------------------------------------------

  Principal

  Amount                          Description                             Value

 ------------------------------------------------------------------------------
             Collateralized Mortgage Obligations -- 9.8%
  $5,000,000 (5)Criimi Mae CMBS Corp., Series 1998-1, Class A2,
              6.009%, 2/20/2005                                      $4,623,650

   6,000,000 (5)Criimi Mae CMBS Corp., Series 1998-1, Class A3,
              6.306%, 12/20/2007                                      5,305,560

   9,000,000 DLJ Commercial Mortgage Corp., Series 1998-CG1, Class
              A1B, 6.410%, 5/10/2008                                  8,423,145

     233,155 Delta Funding Home Equity Loan Trust, Series 1997-3,
              Class A2F, 6.59%, 9/25/2012                               233,155

   6,931,502 Federal Home Loan Mortgage Corp., Series 1829, Class
              H, 6.50%, 10/15/2021                                    6,854,944

   2,334,892 Federal Home Loan Mortgage Corp., Series 1834, Class
              A, 7.00%, 1/15/2020                                     2,345,399

  13,930,889  Federal National Mortgage Association, Series 1997- 17, Class PD,
              7.00%, 4/18/2021 13,996,643

   5,000,000 First Union Chase Commercial Mortgage 1999-C2, Class
              A2, 6.64%, 4/15/2009                                    4,763,875

   2,103,656 Green Tree Financial Corp., Series 1994-7, Class A4,
              8.35%, 3/15/2020                                        2,120,275

  10,540,000  GMAC Commercial Mortgage Securities, Inc., Series 1998-C2, Class
              A2, 6.42%, 8/15/2008 9,933,792

                                                                     ----------
             Total Collateralized Mortgage Obligations (identified
              cost $60,891,755)                                      58,600,438

             Corporate Bonds -- 43.3%
             Communication -- 1.1%

   7,000,000 (1)WorldCom, Inc., Sr. Note, 6.125%, 8/15/2001           6,943,510
             Consumer Cyclicals -- 3.9%
   7,500,000 (1)DaimlerChrysler AG, Company Guarantee, 6.90%,
              9/1/2004                                                7,472,475

   5,000,000 Dayton-Hudson Corp., Unsecd. Note, 6.40%, 2/15/2003      4,933,700
  10,000,000 Dayton-Hudson Corp., Unsecd. Note, 9.75%, 7/1/2002      10,775,300

                                                                     ----------
             Total                                                   23,181,475
             Banking -- 3.9%
   7,000,000 (7)Fleet Capital Trust V, 6.176%, 9/18/1999              6,977,180
   7,000,000 (7)Old Kent Capital Trust I, 6.113%, 11/1/1999           6,863,800
  10,000,000 (5)(7)Skandinaviska Enskilda, Sub. Note, Series 144A,
              6.50%, 6/4/2003                                         9,331,410

                                                                     ----------
             Total                                                   23,172,390


 ------------------------------------------------------------------------------

  Principal

  Amount                          Description                             Value

 ------------------------------------------------------------------------------
             Corporate Bonds (continued)

             Broker/Dealers -- 4.5%

  $8,000,000 (7)Bear Stearns Cos., Inc., 7.00%, 1/15/2002            $7,905,912
  10,000,000 (1)Goldman Sachs Group, Inc., Sr. Unsub., 6.65%,

              5/15/2009                                               9,409,500
   5,000,000 Lehman Brothers, Inc., Sr. Sub. Note, 7.50%, 8/1/2026    5,051,050
   5,000,000 PaineWebber Group, Inc., Note, 6.45%, 12/1/2003          4,850,500

                                                                     ----------
             Total                                                   27,216,962
             Finance -- 11.4%
  10,000,000 Aristar, Inc., Note, 6.30%, 10/1/2002                    9,811,600
  12,000,000 (5)(7)Credit Suisse, London, Sub. Note, 7.90%,
              5/1/2007                                               11,307,948
   4,000,000 FINOVA Capital Corp., Note, 6.25%, 11/1/2002             3,908,160
  10,400,000 (1)Ford Motor Credit Corp., Bond, 6.70%, 7/16/2004      10,252,320
   5,000,000 (1)Ford Motor Credit Corp., Sr. Note, 5.80%,

              1/12/2009                                               4,489,500
   8,165,000 General Motors Acceptance Corp., Unsecd. Note, 7.00%,

              6/6/2003                                                8,154,549
   4,000,000 Household Netherlands BV, Company Guarantee, 6.20%,

              12/1/2003                                               3,849,000
   5,000,000 (7)MBNA Global Capital Securities, Jr. Sub. Deb.,

              6.113%, 11/1/1999                                       4,371,250
  12,000,000 Sears Roebuck Acceptance Corp., Note, Series III,

              7.01%, 9/19/2002                                       12,078,000

                                                                     ----------
             Total                                                   68,222,327
             Industrial Services -- 7.8%
  10,000,000 IMC Global, Inc., Deb., 6.875%, 7/15/2007                9,495,900
   9,800,000 (5)Marlin Water Trust, Sr. Note, 7.09%, 12/15/2001       9,751,039
   6,600,000 NRG Energy, Inc., Sr. Note, 7.50%, 6/1/2009              6,414,210

  10,000,000 Tyco International Group, Company Guarantee, 5.875%,
              11/1/2004                                               9,412,100

   5,000,000 (1)Waste Management, Inc., Note, 6.625%, 7/15/2002       4,742,600
   7,000,000 (7)WMX Technologies, Inc., Unsecd. Note, 7.70%,

              10/1/1999                                               6,809,390

                                                                     ----------
             Total                                                   46,625,239
             Insurance -- 4.6%
  15,000,000 (1)Conseco, Inc., Note, 6.80%, 6/15/2005                13,827,600
  10,000,000 (5)Florida Windstorm, Bond, 6.50%, 8/25/2002             9,828,500
   4,000,000 (7)HSB Group, Inc., Company Guarantee, 6.22%,

              10/15/1999                                              3,866,480

                                                                     ----------
             Total                                                   27,522,580


(See Notes to Portfolios of Investments)

 Portfolio of Investments

--------------------------------------------------------------------------------
 Intermediate Bond Fund (continued)


 -----------------------------------------------------------------------------

  Principal

  Amount                          Description                            Value

 -----------------------------------------------------------------------------
              Corporate Bonds (continued)

              Other Finance -- 1.7%

  $10,000,000 (5)Edison Funding Co., Sr. Note, 6.75%, 12/17/1999   $10,019,140
              Transportation -- 1.5%

    4,588,464 Continental Airlines, Inc., Pass Thru Cert.,
               6.541%, 9/15/2008                                     4,385,103
    4,000,000 Delta Air Lines, Inc., Equip. Trust, Series 1993-
               A2, 10.50%, 4/30/2016                                 4,833,840

                                                                   -----------
              Total                                                  9,218,943
              Utility-Electric -- 1.8%
    4,000,000 Korea Electric Power Corp., Deb., 6.00%, 12/1/2026     3,807,440
    7,500,000 TXU Eastern Funding Co., Company Guarantee, 6.75%,

               5/15/2009                                             6,902,873

                                                                   -----------
              Total                                                 10,710,313
              Utility-Natural Gas -- 1.1%
    7,000,000 (7)TXU Gas Capital, 6.699%, 10/1/1999                  6,810,020
                                                                   -----------
              Total Corporate Bonds

               (identified cost $269,026,279)                      259,642,899
              Corporate Notes -- 6.4%

              Broker/Dealers -- 3.6%

   12,000,000 Bear Stearns Cos., Inc., Sr. Note, 6.75%, 5/1/2001    11,990,160
   10,000,000 Lehman Brothers Holdings, Inc., Note, 6.625%,

               4/1/2004                                              9,687,800

                                                                   -----------
              Total                                                 21,677,960
              Tobacco -- 1.7%
   10,000,000 Philip Morris Cos., Inc., Note, 7.25%, 9/15/2001      10,057,300
              Transportation -- 1.1%

    7,000,000 AMERCO, Sr. Note, 7.20%, 4/1/2002                      6,860,000
                                                                   -----------
              Total Corporate Notes

               (identified cost $38,897,280)                        38,595,260
              Government Agencies -- 1.8%

              Federal Home Loan Bank -- 1.8%

    5,000,000 5.43%, 11/17/2008                                      4,476,200
    6,500,000 5.58%, 8/17/2001                                       6,428,240
                                                                   -----------
              Total Government Agencies (identified cost

               $11,565,695)                                         10,904,440
              Mortgage Backed Securities -- 0.8%
              Federal Home Loan Mortgage Corporation -- 0.0%
       94,538 8.75%, 4/1/2001                                           95,680
              Federal National Mortgage Association -- 0.8%
    4,871,128 7.635%, 8/1/2011                                       5,008,104
                                                                   -----------
              Total Mortgage Backed Securities (identified cost
               $5,343,830)                                           5,103,784


 ------------------------------------------------------------------------------

  Principal

  Amount                          Description                             Value

 ------------------------------------------------------------------------------
              U.S. Treasury Notes -- 4.3%
  $15,000,000 (1)6.375%, 8/15/2002                                  $15,191,550
   10,000,000 (1)7.875%, 8/15/2001                                   10,387,200
                                                                   ------------
              Total U.S. Treasury Notes (identified cost

               $25,785,156)                                          25,578,750
                                                                   ------------
              Total Investments in Securities (identified cost
               $498,729,451)                                        484,003,343

              (2)Repurchase Agreement -- 17.3%
  103,740,211 Lehman Brothers, Inc., 5.46%, dated 8/31/1999, due

               9/1/1999 (at amortized cost)                         103,740,211

                                                                   ------------
              Total Investments (identified cost $602,469,662)     $587,743,554

                                                                   ============
-------------------------------------------------------------------------------

 Money Market Fund


 -------------------------------------------------------------------------

  Principal

  Amount                        Description                          Value

 -------------------------------------------------------------------------
              Certificate Of Deposit -- 0.8%
              Banking -- 0.8%

  $15,000,000 Commerzbank AG, NY, 5.295%, 5/19/2000            $14,994,327
              (6)Commercial Paper -- 3.3%
              Asset-Backed -- 2.7%

   25,000,000 Atlantis One Funding Corp., 5.917%, 2/23/2000     24,301,215
   25,000,000 Moat Funding LLC, 5.820%, 2/28/2000               24,272,500

                                                               -----------
              Total                                             48,573,715
              Consumer Non-Durable -- 0.6%
   10,000,000 Hasbro, Inc., 5.140%, 9/13/1999                    9,982,867
                                                               -----------
              Total Commercial Paper                            58,556,582
              Corporate Bonds -- 14.7%

              Asset-Backed -- 4.0%

   10,000,000 Asset Backed Capital Financial Corp., Class A,
               5.900%, 8/8/2000                                 10,000,000

   25,000,000 Beta Finance, Inc., 5.140%, 1/13/2000             24,999,449
   10,000,000 CC (USA), Inc., 5.670%, 6/21/2000                 10,000,000
   25,000,000 Centaur Corp. Inc., 5.330%, 3/6/2000              25,000,000
                                                               -----------
              Total                                             69,999,449
              Automotive -- 1.0%
   17,000,000 Ford Capital BV, 9.500%, 8/9/2000                 17,506,621
              Banking -- 2.7%
   25,000,000 Bankers Trust Co., New York, 5.190%, 2/22/2000 24,997,700
   23,000,000 CCC Putable Asset Trust, 6.450%, 10/18/1999 23,038,413

                                                               -----------
              Total                                             48,036,113
              Beverages & Foods -- 0.1%
    2,500,000 PepsiCo, Inc., 6.250%, 9/1/1999                    2,500,000

(See Notes to Portfolios of Investments)

                                                                 August 31, 1999
                                                            [_] Marshall Funds

--------------------------------------------------------------------------------
 Money Market Fund (continued)


 -----------------------------------------------------------------------------

  Principal

  Amount                          Description                            Value

 -----------------------------------------------------------------------------
              Corporate Bonds (continued)

              Broker/Dealers -- 3.4%

  $25,000,000 Bear Stearns and Co., 5.493%, 11/26/1999             $25,000,000
   35,000,000 Merrill Lynch & Co., Inc., 5.681%, 9/22/1999          35,030,885

                                                                   -----------
              Total                                                 60,030,885
              Forest Products & Paper -- 0.8%
   14,000,000 Willamette Industries, Inc., Corp. Master Note
               5.718%, 9/3/1999                                     14,000,000

              Personal Credit -- 1.5%
    1,595,000 Associates Corp. of North America, 6.750%,

               10/15/1999                                            1,597,508
   10,000,000 General Motors Acceptance Corp., 8.00%, 10/1/1999     10,020,515
   15,000,000 General Motors Acceptance Corp., 5.322%, 11/3/1999    15,000,358
                                                                   -----------
              Total                                                 26,618,381
              Short-Term Business Credit -- 0.8%
   12,500,000 CIT Group, Inc., 5.800%, 7/20/2000                    12,471,903
    2,000,000 McDonnell Douglas Finance Corp., MTN 6.750%,
               9/17/1999                                             2,000,846

                                                                   -----------
              Total                                                 14,472,749
              Telecommunications -- 0.4%
    7,825,000 SBC Communications, Inc., 6.500%, 8/15/2000            7,852,906
                                                                   -----------
              Total Corporate Bonds                                261,017,104
              Variable Rate Notes -- 70.4%
              Asset-Backed -- 6.5%

   25,000,000 Bishop's Gate Residential Mortgage Trust 1998-2,
               Class A-1, 5.380%, 9/20/1999                         25,000,000

   60,000,000 Sigma Finance Corp., 5.160%, 9/1/1999                 60,000,000
   30,000,000 Syndicated Loan Funding Trust, 5.408%, 9/15/1999      30,000,000

                                                                   -----------
              Total                                                115,000,000
              Banking -- 9.5%
   12,000,000 Bank One Corp., 5.123%, 9/15/1999                     11,999,619
   13,000,000 Chase Manhattan Corp., 5.692%, 11/28/1999             13,014,879
   40,000,000 Citicorp, 5.135%, 9/1/1999                            40,000,000
   30,000,000 First Union National Bank, 5.572%, 11/17/1999         30,000,000
   75,000,000 SMM Trust, 5.255%, 9/15/1999                          75,000,000
                                                                   -----------
              Total                                                170,014,498
              Broker/Dealers -- 11.0%
   15,000,000 Bear Stearns & Co. (Series B), 5.557%, 11/18/1999     15,005,454
   40,000,000 Bear Stearns & Co., (Series B), 5.296%, 9/10/1999     40,000,000
   85,000,000 Goldman Sachs & Co., 5.000%, 9/7/1999                 85,000,000



 ------------------------------------------------------------------------------

  Principal

  Amount                          Description                             Value

 ------------------------------------------------------------------------------
              Variable Rate Notes (continued)

              Broker/Dealers (continued)

  $35,000,000 J.P. Morgan & Co., Inc., 5.381%, 9/1/1999             $35,000,000
   22,000,000 Dean Witter Discover & Co., 5.530%, 10/7/1999          22,054,020

                                                                    -----------
              Total                                                 197,059,474
              Construction Equipment -- 3.4%
   10,000,000 Caterpillar Financial Services Corp., 5.310%,
               9/13/1999                                              9,998,613
   50,000,000 Caterpillar Financial Services Corp., 5.412%,
               11/7/1999                                             50,007,993
                                                                    -----------
              Total                                                  60,006,606
              Diversified Manufacturing -- 0.3%
    5,000,000 Danaher Corp., 5.202%, 9/7/1999                         5,000,000
              Foreign Banks -- 4.8%
   10,000,000 Bank of Scotland, International Australia, Ltd.,
               5.280%, 11/23/1999                                     9,997,975

   75,000,000 Northern Rock PLC, 4.904%, 6/14/2000                   75,000,000
                                                                    -----------
              Total                                                  84,997,975
              Insurance -- 19.3%
   40,000,000 (5)Commonwealth Life Insurance, 5.670%, 9/1/1999       40,000,000
   54,000,000 (5)(8)General American Life Insurance Co., 5.590%,

               9/1/1999                                              54,000,000
   40,000,000 (5)Jackson National Life Insurance Co., 5.320%,

               9/7/1999                                              40,000,000
   50,000,000 (5)Metropolitan Life Insurance Co., 5.041%,
               10/25/1999 50,000,000 10,000,000 (5)Monumental Life Insurance
   Co., 5.430%, 9/30/1999 10,000,000 60,000,000 (5)Transamerica Life Insurance
   and Annuity Co.,

               5.348%, 9/7/1999                                      60,000,000
   50,000,000 (5)Travelers Insurance Co., 5.389%, 10/1/1999          50,000,000
   40,000,000 (5)Western National Life Insurance Co., 5.468%,

               9/7/1999                                              40,000,000

                                                                    -----------
              Total                                                 344,000,000
              Leasing -- 1.4%
   25,000,000 General Electric Capital Corp., (Series A), 5.048%,
               9/9/1999                                              25,000,000

              Personal Credit -- 7.0%

   50,000,000 American Honda Finance Corp., 5.308%, 10/21/1999       49,990,274
   34,000,000 American Honda Finance Corp., 5.310%, 10/20/1999       33,993,433
   25,000,000 Ford Motor Credit Corp., 5.435%, 11/18/1999            24,980,520
   15,200,000 Toyota Motor Credit Corp., 5.350%, 12/17/1999          15,189,140
                                                                    -----------
              Total                                                 124,153,367


(See Notes to Portfolios of Investments)

 Portfolio of Investments
(See Notes to Portfolios of Investments)

--------------------------------------------------------------------------------
 Money Market Fund (continued)


 -----------------------------------------------------------------------------

  Principal

  Amount                        Description                              Value

 -----------------------------------------------------------------------------
              Variable Rate Notes (continued)
              Short-Term Business Credit -- 7.2%

  $25,000,000 CIT Group, Inc., 5.285%, 10/14/1999                  $24,994,880
   30,000,000 CIT Group, Inc., 5.440%, 9/1/1999                     29,990,167
   74,000,000 (5)Heller Financial, Inc., 5.098%, 9/7/1999           74,000,000
                                                                --------------
              Total                                                128,985,047

                                                                --------------
              Total Variable Rate Notes                          1,254,216,967

                                                                --------------
              Total Investments in Securities                    1,588,784,980
              (2)Repurchase Agreement -- 7.3%

  129,744,264 Lehman Brothers, Inc., 5.460%, dated 8/31/1999,
               due 9/1/1999                                        129,744,264

                                                                --------------
              Total Investments (at amortized cost)             $1,718,529,244

                                                                ==============

                                            Notes to Portfolios of Investments

The categories of investments are shown as a percentage of net assets at August
  31, 1999.

(1) Certain shares or principal amounts are temporarily on loan to unaffiliated broker-dealers.

(2) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on current market prices.

(3) Non-income producing.

(4) Represents the initial deposit within a margin account used to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.

(5) Securities exempt from registration under the Securities Act of 1933, as amended, and may only be sold to dealers and other exempt investors. These securities have been determined to be liquid according to guidelines established by the Funds' board of directors.

(6) Each issue shows the rate of discount at the time of purchase. (7) Current rate and next demand date shown. (8) As of August 31, 1999, the Money Market Fund held a variable rate note issued by General American Life Insurance Co., 5.590%, 9/1/1999. As a result of a change in General American's business, the Money Market Fund and many other holders of similar instruments issued by General American exercised demand put features on or about August 2, 1999, requiring repayment within seven days. On August 9, 1999, General American formally requested supervision from the Missouri Insurance Commissioner because of the inability to liquidate sufficient assets to meet repayment deadlines. General American and the Insurance Commissioner's office publicly acknowledged a short-term liquidity problem, but stressed sufficient assets existed to meet obligations. Regardless, an affiliate of the Fund's adviser provided added protection to Fund shareholders by issuing a demand put to the Fund if payment was not received in a reasonable time period. On August 31, 1999, General American agreed to be acquired by Metropolitan Life who paid the Fund all outstanding principal and interest due on October 1, 1999.

The following acronyms are used throughout this report:

--------------------------------------------------------------------------------

ADR--American Depositary Receipt
MTN--Medium Term Note
TBA--To Be Announced

--------------------------------------------------------------------------------


                                          Net Unrealized    Gross        Gross
                              Cost of      Appreciation   Unrealized   Unrealized

                            Investments   (Depreciation) Appreciation Depreciation
                          for Federal Tax  for Federal   for Federal  for Federal    Total Net

Marshall                     Purposes      Tax Purposes  Tax Purposes Tax Purposes    Assets

--------                  --------------- -------------- ------------ ------------ -------------
Equity Income Fund          $427,279,533   $107,901,583  $116,627,709  $8,726,126   $538,050,228

Large-Cap Growth &

 Income Fund                 260,361,578    143,990,715   146,620,680   2,629,965    407,942,729
Mid-Cap Value Fund           114,970,950     16,052,985    20,175,377   4,122,392    128,930,897
Mid-Cap Growth Fund          231,355,727     65,630,584    73,423,966   7,793,382    297,527,357
Small-Cap Growth Fund         99,821,926      5,119,085    13,651,712   8,532,627    103,385,668
International Stock Fund     240,196,949     28,685,397    38,920,946  10,235,549    270,743,726
Government Income Fund       351,100,627     (5,774,528)       67,014   5,841,542    318,037,861
Intermediate Bond Fund       602,829,818    (15,086,264)    1,027,936  16,114,200    599,923,142
Money Market Fund          1,718,529,244*            --            --          --  1,782,092,207

 * At amortized cost

   (See Notes which are an integral part of the Financial Statements)

August 31, 1999

 Statements of Assets and Liabilities


                                     -------         -------       -------
                                      Equity        Large-Cap      Mid-Cap
                                      Income     Growth & Income    Value

                                       Fund           Fund           Fund

                                     -------         -------       -------
Assets:

 Investments in securities, at     $525,126,539   $370,041,088   $123,542,887

  value

 Investments in repurchase           10,054,577     34,311,205      7,481,048
  agreements
 Short-term investments held as
  collateral for securities

  lending                            37,859,400     43,964,300     13,921,950
 Cash                                        --             --             --
 Cash denominated in foreign
  currencies (at cost, $431,961)             --             --             --
 Income receivable                    1,689,988        421,833        234,960
 Receivable for investments sold      5,236,147      3,443,051      3,091,390
 Receivable for capital stock
  sold                                  263,974        233,091         55,764
 Receivable for daily variation
  margin                                     --             --             --
 Deferred organizational costs               --             --             --
                                   ------------   ------------   ------------
   Total assets                     580,230,625    452,414,568    148,327,999
Liabilities:
 Payable to bank                             --             --             --
 Income distribution payable                 --             --             --
 Net payable for foreign currency
  exchange contracts                         --             --             --
 Payable for investments

  purchased                           3,637,145             --      5,214,471
 Payable for capital stock
  redeemed                               82,026         33,729        132,266
 Payable on collateral due to
  broker                             37,859,400     43,964,300     13,921,950
 Accrued expenses                       601,826        473,810        128,415
                                   ------------   ------------   ------------
   Total liabilities                 42,180,397     44,471,839     19,397,102
                                   ------------   ------------   ------------
   Total Net Assets                $538,050,228   $407,942,729   $128,930,897
                                   ============   ============   ============
Net Assets Consist of:

 Paid-in-capital                    386,839,789    240,131,258     98,260,727
 Net unrealized appreciation
  (depreciation) on investments,
  collateral, futures contracts
  and foreign currency

  translation                       107,901,583    144,014,478     16,448,575
 Accumulated net realized gain
  (loss) on investments, futures
  contracts and foreign currency

  transactions                       43,048,685     23,597,805     14,050,377
 Undistributed net investment
  income/(loss)                         260,171        199,188        171,218
                                   ------------   ------------   ------------
   Total Net Assets                $538,050,228   $407,942,729   $128,930,897
                                   ============   ============   ============
Net Asset Value, Offering Price
 and Redemption Proceeds Per
 Share

 Class Y Shares:
 Net Asset Value and Redemption

  Proceeds Per Share                     $16.71         $17.48         $11.40
 Offering Price Per Share                $16.71         $17.48         $11.40
 Class A Shares:
 Net Asset Value and Redemption

  Proceeds Per Share                     $16.71         $17.48         $11.40
 Offering Price Per Share                $17.73*        $18.55*        $12.10*
Net Assets

 Class Y Shares                    $537,295,397   $407,030,725   $128,575,304
 Class A Shares                         754,831        912,004        355,593
                                   ------------   ------------   ------------
 Total Net Assets                  $538,050,228   $407,942,729   $128,930,897
                                   ============   ============   ============
Shares Outstanding:

 Class Y Shares                      32,160,739     23,288,775     11,280,308
 Class A Shares                          45,182         52,182         31,192
                                   ------------   ------------   ------------
   Total shares outstanding

    ($0.0001 par value)              32,205,921     23,340,957     11,311,500
                                   ============   ============   ============
Investments, at identified cost    $427,279,533   $260,337,815   $114,575,360
                                   ============   ============   ============

 * Computation of offering price per share 100/94.25 of net asset value. ** Computation of offering price per share 100/95.25 of net asset value.

(See Notes which are an integral part of the Financial Statements)

                                                             [_] Marshall Funds


    -------        -------        -------       -------        -------         -------
    Mid-Cap       Small-Cap    International   Government    Intermediate       Money
    Growth          Growth         Stock         Income          Bond           Market

     Fund            Fund          Fund           Fund           Fund            Fund

    -------        -------        -------       -------        -------         -------

 $287,093,835    $ 98,563,139  $268,882,346   $268,459,540   $484,003,343   $1,588,784,980
    9,892,476       6,377,872            --     76,866,559    103,740,211      129,744,264
   54,475,000              --            --     15,362,500     60,763,800               --
           --              --            --          1,733             --           41,701
           --              --       435,910             --             --               --
       88,114          36,778       762,762      1,786,215      6,623,260       14,339,124
           --       3,462,383     3,465,001     11,866,828      6,327,906       55,000,000
      981,707          85,120     1,081,634          6,890      1,663,778        2,609,395
       23,500          22,500            --             --             --               --
           --          15,008            --             --             --               --
 ------------    ------------  ------------   ------------   ------------   --------------
  352,554,632     108,562,800   274,627,653    374,350,265    663,122,298    1,790,519,464

           --              --     1,906,005             --        103,666               --
           --              --            --        556,200      1,743,546        5,159,402
           --              --        11,961             --             --               --
           --       5,011,739            --     39,975,327             --               --
      216,352          34,709     1,595,287        153,480        174,648        2,471,815
   54,475,000              --            --     15,362,500     60,763,800               --
      335,923         130,684       370,674        264,897        413,496          796,040
 ------------    ------------  ------------   ------------   ------------   --------------
   55,027,275       5,177,132     3,883,927     56,312,404     63,199,156        8,427,257
 ------------    ------------  ------------   ------------   ------------   --------------
 $297,527,357    $103,385,668  $270,743,726   $318,037,861   $599,923,142   $1,782,092,207
 ============    ============  ============   ============   ============   ==============

  203,241,747      96,644,875   214,364,944    331,052,682    639,560,396    1,782,092,207

   66,865,284       5,036,375    30,360,945     (5,740,544)   (14,726,108)              --

   27,420,326       1,704,418    26,147,344     (7,147,480)   (24,724,684)              --
           --              --      (129,507)      (126,797)      (186,462)              --
 ------------    ------------  ------------   ------------   ------------   --------------
 $297,527,357    $103,385,668  $270,743,726   $318,037,861   $599,923,142   $1,782,092,207
 ============    ============  ============   ============   ============   ==============


       $17.28          $12.38        $13.83          $9.22          $9.17            $1.00
       $17.28          $12.38        $13.83          $9.22          $9.17            $1.00

       $17.28          $12.38        $13.83          $9.22          $9.17            $1.00
       $18.33*         $13.14*       $14.67*         $9.68**        $9.63**          $1.00

 $297,249,155    $102,991,800  $270,315,222   $317,283,575   $598,970,493   $1,663,739,917
      278,202         393,868       428,504        754,286        952,649      118,352,290
 ------------    ------------  ------------   ------------   ------------   --------------
 $297,527,357    $103,385,668  $270,743,726   $318,037,861   $599,923,142   $1,782,092,207
 ============    ============  ============   ============   ============   ==============

   17,204,222       8,319,738    19,540,635     34,425,298     65,293,283    1,663,739,917
       16,102          31,810        30,978         81,854        103,832      118,352,290
 ------------    ------------  ------------   ------------   ------------   --------------
   17,220,324       8,351,548    19,571,613     34,507,152     65,397,115    1,782,092,207
 ============    ============  ============   ============   ============   ==============
 $230,803,874    $ 99,815,884  $238,519,339   $351,066,643   $602,469,662   $1,718,529,244
 ============    ============  ============   ============   ============   ==============

Year Ended August 31, 1999
 Statements of Operations


                                          -------       -------       -------
                                           Equity      Large-Cap
                                           Income       Growth &      Mid-Cap

                                            Fund      Income Fund   Value Fund

                                          -------       -------       -------
Investment Income:

 Interest income                        $  1,641,385  $  1,462,203  $   501,735
 Dividend income                          13,847,619     4,130,402    2,492,038
                                        ------------  ------------  -----------
   Total income                           15,489,004     5,592,605    2,993,773
Expenses:
 Investment advisory fee                   4,006,158     2,763,976    1,033,112
 Directors' fees                               7,396         8,551        7,745
 Administrative fees                         448,829       310,828      118,865
 Custodian fees                               79,231        80,639       27,597
 Portfolio accounting fees                    88,711        72,211       48,642
 Transfer and dividend disbursing
  agent fees                                 138,395       125,223       81,056
 Shareholder services fees--
  Class Y Shares                           1,335,022       920,954      344,176
  Class A Shares                                 363           362          188
 Registration fees                            22,308        35,977       17,578
 Auditing fees                                12,696        15,194       12,474
 Legal fees                                    4,087           574        2,813
 Printing and postage                         11,251        15,189       13,712
 Insurance premiums                            4,143         2,224        1,397
 Distribution services fees--

  Class A Shares                                 364           371          194
 Taxes                                        36,463        30,445       11,019
 Miscellaneous                                44,967        30,464       13,100
                                        ------------  ------------  -----------
   Total expenses                          6,240,384     4,413,182    1,733,668
Deduct--
 Waiver of investment advisory fee                --            --           --
 Waiver of shareholder services fees--
  Class Y Shares                                  --            --           --
  Class A Shares                                (363)         (362)        (188)
                                        ------------  ------------  -----------
   Total Waivers                                (363)         (362)        (188)
Net expenses                               6,240,021     4,412,820    1,733,480
                                        ------------  ------------  -----------
Net investment income (net operating

 loss)                                     9,248,983     1,179,785    1,260,293
Realized and Unrealized Gain (Loss) on
 Investments, Collateral, Foreign
 Currency and Futures Contracts:
 Net realized gain (loss) on

  investment transactions (identified

  cost basis)                             43,055,381    21,925,688   14,240,749
 Net realized gain on futures
  contracts (identified cost basis)               --     3,576,508           --
 Net realized loss on foreign currency
  transactions                                    --            --           --
 Net change in unrealized appreciation
  (depreciation) on investments,
  collateral, futures contracts and

  foreign currency translation            72,705,877    81,285,328   11,987,900
                                        ------------  ------------  -----------
Net realized and unrealized gain
 (loss) on investments, collateral,
 foreign currency and futures

 contracts                               115,761,258   106,787,524   26,228,649
                                        ------------  ------------  -----------
Change in net assets resulting from

 operations                             $125,010,241  $107,967,309  $27,488,942
                                        ============  ============  ===========

(1)Net of Foreign taxes withheld of $439,056.
(2)Net of dollar roll interest expense of $1,926,285.
(3)Net of foreign capital tax of $61,371.

(See Notes which are an integral part of the Financial Statements)

                                                             [_] Marshall Funds


  -------      --------    -------------     -------         -------       -------
  Mid-Cap      Small-Cap   International    Government     Intermediate     Money
   Growth       Growth         Stock          Income           Bond        Market

    Fund         Fund          Fund            Fund            Fund         Fund

  -------      --------    -------------     -------         -------       -------

$    917,577  $   639,268   $   581,208    $ 19,627,198(2) $ 38,983,936  $93,541,888
     360,454       49,563     4,505,717(1)           --              --           --
------------  -----------   -----------    ------------    ------------  -----------
   1,278,031      688,831     5,086,925      19,627,198      38,983,936   93,541,888

   1,933,093      997,009     2,416,970       2,245,727       3,565,324    8,873,537
       7,188        7,245         7,252           6,450           7,220        7,828
     218,644      123,840       205,307         253,421         498,835    1,477,382
      45,532       20,031       169,818          50,971          79,528      203,990
      73,411       46,282        71,736          74,390          98,104      179,417
     104,969       66,387        44,821          77,066          80,311      293,394
     644,251      249,070       604,066         684,008       1,353,842      332,814
         114          176           176             229             461       22,127
      39,719       23,560        29,521          23,896          24,602       73,112
      13,149       13,084        15,270          15,138          14,909       15,670
       3,403        2,015         7,106           3,135           3,673        7,425
      15,835       16,192         8,684          13,407          16,144       18,305
       1,536        1,459         1,201           1,928           4,074        8,490
         114          182           176             233             463      331,903
      21,742        7,315        23,830          27,697          50,202      125,799
      28,354        9,676        34,411          12,604          42,900       24,896
------------  -----------   -----------    ------------    ------------  -----------
   3,151,054    1,583,523     3,640,345       3,490,300       5,840,592   11,996,089

          --           --       (23,525)       (291,548)       (356,532)  (4,436,304)
          --           --            --        (624,141)     (1,235,035)          --
        (114)        (176)         (176)           (229)           (461)          --
------------  -----------   -----------    ------------    ------------  -----------
        (114)        (176)      (23,701)       (915,918)     (1,592,028)  (4,436,304)
   3,150,940    1,583,347     3,616,644       2,574,382       4,248,564    7,559,785
------------  -----------   -----------    ------------    ------------  -----------
  (1,872,909)    (894,516)    1,470,281      17,052,816      34,735,372   85,982,103



  27,484,765    1,267,142    27,402,838(3)   (5,532,998)     (2,982,509)          --
   2,139,745    1,241,740            --              --              --           --
          --           --    (1,420,206)             --              --           --

  73,510,212   20,790,088    21,406,193     (10,156,936)    (24,215,629)          --
------------  -----------   -----------    ------------    ------------  -----------

 103,134,722   23,298,970    47,388,825     (15,689,934)    (27,198,138)          --
------------  -----------   -----------    ------------    ------------  -----------
$101,261,813  $22,404,454   $48,859,106    $  1,362,882    $  7,537,234  $85,982,103
============  ===========   ===========    ============    ============  ===========

 Statements of Changes in Net Assets


                          ----------------------------  --------------------------
                                    Equity                      Large-Cap
                                    Income                      Growth &

                                     Fund                      Income Fund

                          ----------------------------  --------------------------
                           Year Ended     Year Ended     Year Ended    Year Ended
                           August 31,     August 31,     August 31,    August 31,

                              1999           1998           1999          1998
                          -------------  -------------  ------------  ------------

 Increase (Decrease) in
  Net Assets:

 Operations--
 Net investment income

  (net operating loss)    $   9,248,983  $   9,626,902  $  1,179,785  $  1,227,848
 Net realized gain
  (loss) on investment

  transactions               43,055,381     40,283,486    21,925,688    18,456,573
 Net realized gain
  (loss) on futures

  contracts                          --             --     3,576,508      (844,292)
 Net realized loss on
  foreign currency

  transactions                       --             --            --            --
 Net change in
  unrealized
  appreciation

  (depreciation) of
  investments,
  collateral, futures
  contracts and foreign

  currency translation       72,705,877    (23,760,894)   81,285,328    (9,032,687)
                          -------------  -------------  ------------  ------------
  Change in net assets
   resulting from

   operations               125,010,241     26,149,494   107,967,309     9,807,442
                          -------------  -------------  ------------  ------------
 Distributions to
  Shareholders--

 Dividends to
  shareholders from net
  investment income

  Class Y Shares             (9,616,451)    (9,687,514)   (1,225,905)   (1,128,306)
  Class A Shares                 (1,539)            --          (125)           --
 Distributions to

  shareholders from net

  realized gain on

  investments

  Class Y Shares            (33,129,352)   (27,002,639)  (16,057,392)  (23,055,255)
                          -------------  -------------  ------------  ------------
  Change in net assets
   from distributions to

   shareholders             (42,747,342)   (36,690,153)  (17,283,422)  (24,183,561)
                          -------------  -------------  ------------  ------------
 Capital Stock
  Transactions--

 Proceeds from sale of

  shares                     62,127,664    212,523,763    68,746,185    59,962,072
 Net asset value of
  shares issued to
  shareholders in
  payment of

  distributions declared     36,072,765     29,988,247    16,617,460    23,601,015
 Cost of shares redeemed   (101,277,886)  (104,836,067)  (42,926,207)  (63,972,861)
                          -------------  -------------  ------------  ------------
  Change in net assets
   from capital stock

   transactions              (3,077,457)   137,675,943    42,437,438    19,590,226
                          -------------  -------------  ------------  ------------
  Change in net assets       79,185,442    127,135,284   133,121,325     5,214,107
 Net Assets:
 Beginning of year          458,864,786    331,729,502   274,821,404   269,607,297
                          -------------  -------------  ------------  ------------
 End of year              $ 538,050,228  $ 458,864,786  $407,942,729  $274,821,404
                          =============  =============  ============  ============
 Undistributed net
  investment income
  included in net assets

  at end of period        $     260,171  $     647,535  $    199,188  $    244,696
                          =============  =============  ============  ============

(See Notes which are an integral part of the Financial Statements)

                                                             [_] Marshall Funds


---------------------------  --------------------------  --------------------------  ----------------------------
                                                                 Small-Cap

         Mid-Cap                      Mid-Cap                     Growth                    International
       Value Fund                   Growth Fund                    Fund                      Stock Fund

---------------------------  --------------------------  --------------------------  ----------------------------
 Year Ended     Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended     Year Ended
 August 31,     August 31,    August 31,    August 31,    August 31,    August 31,    August 31,     August 31,

    1999           1998          1999          1998          1999          1998          1999           1998
------------   ------------  ------------  ------------  ------------  ------------  -------------  -------------
$  1,260,293   $  1,595,862  $ (1,872,909) $ (1,775,264) $   (894,516) $ (1,015,186) $   1,470,281  $   5,028,964
  14,240,749     11,719,164    27,484,765    17,091,286     1,267,142     3,744,474     27,402,838        309,389
          --             --     2,139,745       264,890     1,241,740      (200,587)            --             --
          --             --            --            --            --            --     (1,420,206)      (233,199)
  11,987,900    (16,549,975)   73,510,212   (36,178,485)   20,790,088   (23,578,293)    21,406,193    (29,288,960)
------------   ------------  ------------  ------------  ------------  ------------  -------------  -------------
  27,488,942     (3,234,949)  101,261,813   (20,597,573)   22,404,454   (21,049,592)    48,859,106    (24,183,806)
------------   ------------  ------------  ------------  ------------  ------------  -------------  -------------
  (1,460,404)    (1,713,554)           --            --            --            --     (4,598,552)    (3,675,610)
        (311)            --            --            --            --            --             --             --
 (11,609,645)   (21,031,640)  (12,958,800)  (23,952,792)     (187,364)   (2,485,675)            --     (4,959,734)
------------   ------------  ------------  ------------  ------------  ------------  -------------  -------------
 (13,070,360)   (22,745,194)  (12,958,800)  (23,952,792)     (187,364)   (2,485,675)    (4,598,552)    (8,635,344)
------------   ------------  ------------  ------------  ------------  ------------  -------------  -------------
  16,163,437     57,448,236    91,239,828    99,091,260    48,531,026    76,581,765    220,340,936    163,353,256
  12,077,431     21,339,106    12,799,676    23,567,478       185,274     2,464,966      2,562,588      6,828,038
 (48,348,363)   (63,330,825)  (82,203,575)  (87,703,412)  (47,405,727)  (32,078,052)  (221,668,862)  (138,963,126)
------------   ------------  ------------  ------------  ------------  ------------  -------------  -------------
 (20,107,495)    15,456,517    21,835,929    34,955,326     1,310,573    46,968,679      1,234,662     31,218,168
------------   ------------  ------------  ------------  ------------  ------------  -------------  -------------
  (5,688,913)   (10,523,626)  110,138,942    (9,595,039)   23,527,663    23,433,412     45,495,216     (1,600,982)
 134,619,810    145,143,436   187,388,415   196,983,454    79,858,005    56,424,593    225,248,510    226,849,492
------------   ------------  ------------  ------------  ------------  ------------  -------------  -------------
$128,930,897   $134,619,810  $297,527,357  $187,388,415  $103,385,668  $ 79,858,005  $ 270,743,726  $ 225,248,510
============   ============  ============  ============  ============  ============  =============  =============
$    171,218   $    371,804  $         --            --  $         --            --  $    (129,507) $   4,584,972
============   ============  ============  ============  ============  ============  =============  =============

---------------------------
       Government
        Income

         Fund

---------------------------
 Year Ended    Year Ended
 August 31,    August 31,

    1999          1998
------------- -------------
$ 17,052,816  $ 15,508,284

  (5,532,998)    1,854,374

          --            --
          --            --
 (10,156,936)    3,216,704

------------- -------------
   1,362,882    20,579,362

------------- -------------
 (17,046,282)  (15,508,284)
      (4,991)           --

     (83,554)           --
------------- -------------
 (17,134,827)  (15,508,284)

------------- -------------
 101,047,566    98,456,886
  10,213,574     8,809,411

 (57,763,948)  (35,667,208)

------------- -------------
  53,497,192    71,599,089

------------- -------------
  37,725,247    76,670,167
 280,312,614   203,642,447

------------- -------------
$318,037,861  $280,312,614

============= =============
$   (126,797)           --
============= =============


                           --------------------------  ------------------------------
                                                                   Money

                                 Intermediate                     Market
                                   Bond Fund                       Fund

                           --------------------------  ------------------------------
                            Year Ended    Year Ended     Year Ended      Year Ended
                            August 31,    August 31,     August 31,      August 31,

                               1999          1998           1999            1998
                           ------------  ------------  --------------  --------------

Increase (Decrease) in
Net Assets

Operations--

 Net investment income     $ 34,735,372  $ 31,179,790  $   85,982,103  $   82,839,430
 Net realized gain (loss)
  on investment

  transactions               (2,982,509)    1,740,828              --              --
 Net change in unrealized
  appreciation
  (depreciation) of
  investments,
  collateral, futures
  contracts, and foreign

  currency translation      (24,215,629)    7,755,997              --              --
                           ------------  ------------  --------------  --------------
   Change in net assets
    resulting from

    operations                7,537,234    40,676,615      85,982,103      82,839,430
                           ------------  ------------  --------------  --------------
Distributions to
 Shareholders--
 Dividends to

  shareholders from net
  investment income:

  Class Y Shares            (34,884,036)  (31,179,790)    (80,923,709)    (78,163,550)
  Class A Shares                (10,464)           --      (5,058,394)     (4,675,880)
 Distributions from

  shareholders from net

  realized gain on

  investments

  Class Y Shares                     --            --              --              --
                           ------------  ------------  --------------  --------------
   Change in net assets
    from distributions to

    shareholders            (34,894,500)  (31,179,790)    (85,982,103)    (82,839,430)
                           ------------  ------------  --------------  --------------
Capital Stock
 Transactions--

  Proceeds from sale of

   shares                   109,483,038   256,079,048   6,113,374,930   5,479,189,898
  Net asset value of
   shares issued to
   shareholders in
   payment of dividends

   declared                  13,956,200    13,270,752      24,005,312      18,085,713
  Cost of shares redeemed   (85,827,857)  (87,411,885) (6,049,229,780) (5,183,477,454)
                           ------------  ------------  --------------  --------------
   Change in net assets
    from capital stock

    transactions             37,611,381   181,937,915      88,150,462     313,798,157
                           ------------  ------------  --------------  --------------
   Change in net assets      10,254,115   191,434,740      88,150,462     313,798,157
Net Assets:
  Beginning of period       589,669,027   398,234,287   1,693,941,745   1,380,143,588
                           ------------  ------------  --------------  --------------
  End of period            $599,923,142  $589,669,027  $1,782,092,207  $1,693,941,745
                           ============  ============  ==============  ==============
Undistributed net
 investment income
 included in net assets

 at end of period              (186,462)           --              --              --
                           ============  ============  ==============  ==============

(See Notes which are an integral part of the Financial Statements)

 Financial Highlights--Class A Shares


                                Distributions to

                                shareholders from

                                  Net realized and                           net realized gain
                                     unrealized                                on investment

                         Net       gain/(loss) on               Dividends to   transactions,
            Net Asset investment    investments,                shareholders      futures

  Period     value,    income/   collateral, futures Total from   from net    contracts, and                 Net Asset
  Ended     beginning operating     contracts and    investment  investment  foreign currency      Total     value, end   Total

August 31,  of period   (loss)    foreign currency   operations    income      transactions    distributions of period  return(2)

----------  --------- ---------- ------------------- ---------- ------------ ----------------- ------------- ---------- ---------
Equity Income Fund
1999(1)      $15.88      0.16            0.81           0.97       (0.14)            --            (0.14)      $16.71     6.13%
Large-Cap Growth & Income Fund
1999(1)      $16.34      0.02            1.14           1.16       (0.02)            --            (0.02)      $17.48     7.08%
Mid-Cap Value Fund
1999(1)      $10.77      0.05            0.62           0.67       (0.04)            --            (0.04)      $11.40     6.22%
Mid-Cap Growth Fund
1999(1)      $15.13     (0.02)           2.17           2.15          --             --               --       $17.28    14.21%
Small-Cap Growth Fund
1999(1)      $12.73     (0.02)          (0.33)         (0.35)         --             --               --       $12.38    (2.75%)
International Stock Fund
1999(1)      $12.69      0.00            1.14           1.14          --             --               --       $13.83     8.98%
Government Income Fund
1999(1)      $ 9.61      0.34           (0.39)         (0.05)      (0.34)            --            (0.34)      $ 9.22    (0.56%)
Intermediate Bond Fund
1999(1)      $ 9.53      0.35           (0.36)         (0.01)      (0.35)            --            (0.35)      $ 9.17    (0.09%)
Money Market Fund
1995         $ 1.00      0.05              --           0.05       (0.05)            --            (0.05)      $ 1.00     5.25%
1996         $ 1.00      0.05              --           0.05       (0.05)            --            (0.05)      $ 1.00     5.07%
1997         $ 1.00      0.05              --           0.05       (0.05)            --            (0.05)      $ 1.00     5.04%
1998         $ 1.00      0.05              --           0.05       (0.05)            --            (0.05)      $ 1.00     5.19%
1999         $ 1.00      0.05              --           0.05       (0.05)            --            (0.05)      $ 1.00     4.67%

                           Ratios to Average Net Assets

            ---------------------------------------------------------------
                                                  Net
                                               investment     Net Assets,

  Period                   Net      Expenses     income           end       Portfolio
  Ended                 investment   (after      (after        of period    turnover

August 31,  Expenses(4) income(4)   waivers)    waivers)    (000's omitted)   rate

----------- ----------- ----------- ---------- ------------ --------------- ---------
Equity Income Fund
1999(1)      1.42%(3)    1.43%(3)    1.17%(3)     1.68%(3)     $    755        72%
Large-Cap Growth & Income Fund
1999(1)      1.45%(3)   (0.10%)(3)   1.20%(3)     0.15%(3)     $    912        32%
Mid-Cap Value Fund
1999(1)      1.51%(3)    0.46%(3)    1.26%(3)     0.71%(3)     $    356        90%
Mid-Cap Growth Fund
1999(1)      1.46%(3)   (0.99%)(3)   1.21%(3)    (0.74%)(3)    $    278       173%
Small-Cap Growth Fund
1999(1)      1.84%(3)   (1.28%)(3)   1.59%(3)    (1.03%)(3)    $    394       219%
International Stock Fund
1999(1)      1.77%(3)   (0.14%)(3)   1.50%(3)     0.13%(3)     $    429       182%
Government Income Fund
1999(1)      1.45%(3)    5.19%(3)    1.09%(3)     5.55%(3)     $    754       232%
Intermediate Bond Fund
1999(1)      1.25%(3)    5.48%(3)    0.94%(3)     5.79%(3)     $    953       181%
Money Market Fund
1995         0.97%       4.95%       0.71%        5.21%        $ 30,331        --
1996         0.97%       4.66%       0.71%        4.92%        $ 84,711        --
1997         0.97%       4.67%       0.71%        4.93%        $ 89,485        --
1998         0.96%       4.87%       0.71%        5.12%        $105,125        --
1999         0.96%       4.32%       0.71%        4.57%        $118,352        --

(1) Reflects operations for the period from December 31, 1998 (start of performance) to August 31, 1999.

(2) Based on net asset value. (3) Computed on an annualized basis.

(4) During the period, certain fees were voluntarily waived. If such waivers had not occurred, the ratios would have been as indicated.

August 31, 1999
 Notes to Financial Statements

1. Organization

  Marshall Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Corporation consists of eleven diversified portfolios, nine of which offer Class A Shares (individually referred to as the "Fund", or collectively as the "Funds") which are presented below. The financial statements for the other remaining Funds of the Corporation are presented in a separate annual report.


                         Portfolio Name                           Investment Objective

                         --------------                           --------------------

 Marshall Equity Income Fund ("Equity Income Fund")             Capital appreciation and
                                                                above-average dividend
                                                                income.

 Marshall Large-Cap Growth & Income Fund                        Capital appreciation and
                                                                income.

  ("Large-Cap Growth & Income Fund")

 Marshall Mid-Cap Value Fund ("Mid-Cap Value Fund")             Capital appreciation.
 Marshall Mid-Cap Growth Fund ("Mid-Cap Growth Fund")           Capital appreciation.
 Marshall Small-Cap Growth Fund ("Small-Cap Growth Fund")       Capital appreciation.
 Marshall International Stock Fund ("International Stock Fund") Capital appreciation.
 Marshall Government Income Fund ("Government Income Fund")     Current income.
 Marshall Intermediate Bond Fund ("Intermediate Bond Fund")     Maximize total return

                                                                consistent with current
                                                                income.

 Marshall                                                       Money Market
                                                                Fund ("Money
                                                                Market Fund")
                                                                Current income
                                                                consistent with
                                                                stability of
                                                                principal.


  The Funds offered two classes of shares: Class Y Shares and Class A Shares. The assets of each Fund are segregated and a shareholder's interest is limited to the Fund in which shares are held. The Financial Highlights of Class Y Shares of the Funds are presented in a separate annual report.

2. Significant Accounting Policies

  The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their accounting records and financial statements. These policies are in conformity with generally accepted accounting principles.

  Investment Valuations--Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked prices as furnished by an independent pricing service. Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. The Money Market Fund's use of the amortized cost method to value portfolio securities is in accordance with Rule 2a-7 under the Act. For fluctuating net asset value funds within the Corporation, short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

  Repurchase Agreements--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction, including accrued interest.

  The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser (or sub-adviser with respect to the International Stock Fund) to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

  Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

  Federal Taxes--It is the Funds' policy to comply with the provisions of Subchapter M of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

  Withholding taxes on foreign dividends have been provided for in accordance with the International Stock Fund's understanding of the applicable country's tax rules and rates.

                                                             [_] Marshall Funds

  At August 31, 1999, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as listed below:


                        Capital Loss Capital Loss Capital Loss
                        Carryforward Carryforward Carryforward    Total
                        to Expire in to Expire in to Expire in Capital Loss

Fund                        2003         2004         2005     Carryforward
----                    ------------ ------------ ------------ ------------
Government Income Fund  $        --   $       --    $385,369   $   385,369
Intermediate Bond Fund   15,540,740    6,100,494          --    21,641,234


  When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  Additionally, the following net capital losses or currency losses attributable to security transactions incurred after October 31, 1998 are treated as arising on September 1, 1999, the first day of the Fund's next taxable year:


Fund                      Capital Loss  Currency Loss

----                      ------------  -------------
Mid-Cap Value Fund        $      (164)   $        --
Small-Cap Growth Fund      (1,710,125)            --
International Stock Fund           --     (1,420,943)
Government Income Fund     (6,728,127)            --
Intermediate Bond Fund     (2,723,294)            --


  Futures Contracts--Large-Cap Growth & Income Fund, Mid-Cap Value Fund, Mid-Cap Growth Fund and Small-Cap Growth Fund purchase stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

  At August 31, 1999, Large-Cap Growth & Income Fund and Mid-Cap Value Fund had no outstanding futures contracts.

  At August 31, 1999, the Mid-Cap Growth Fund had outstanding futures contracts as set forth below:


Expiration Date          Contracts to Receive Position  Unrealized Appreciation

---------------          -------------------- -------- -------------------------
September 1999              20 Nasdaq 100       Long           $661,848
September 1999                10 S&P 250        Long            20,999
                                                               --------
    Net Unrealized
Appreciation on Futures

       Contracts                                               $682,847

  At August 31, 1999, the Small-Cap Growth Fund had outstanding futures contracts as set forth below:


Expiration Date          Contracts to Receive Position Unrealized (Depreciation)

---------------          -------------------- -------- -------------------------
September 1999             20 Russell 2000      Long           $(88,752)

  Foreign Exchange Contracts--International Stock Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated

 Notes to Financial Statements (continued)

movements in the value of a foreign currency relative to the U.S. dollar. As of August 31, 1999, the International Stock Fund had outstanding foreign exchange contracts as set forth below:


                      Foreign Currency                      Contracts at   Unrealized

Settlement Date       Units to Deliver      In Exchange For    Value     (Depreciation)

---------------  -------------------------- --------------- ------------ --------------

Contracts
 Sold:

9/2/1999-

 9/7/1999        3,424,987 Singapore Dollar   $2,022,505     $2,034,444     $(11,939)
9/1/1999-
 9/2/1999        3,866,808 Hong Kong Dollar      497,966        497,988          (22)
                                                                            --------
Net Unrealized Depreciation on Foreign Exchange Contracts                   $(11,961)

  Foreign Currency Translation--The accounting records of International Stock Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FCs") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

  Dollar Roll Transactions--The Funds, except for the Money Market Fund, may enter into dollar roll transactions with respect to mortgage securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds loan mortgage securities to financial institutions and simultaneously agree to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are short-term financing arrangements which will not exceed twelve months. The Funds will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Funds' current yield and total return.

  Securities Lending--The Funds participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. The Funds receive cash as collateral in return for the securities and record a corresponding payable for collateral due to the respective broker. The amount of cash collateral received is maintained at a minimum level of 100% of the market value on securities loaned plus interest. Collateral is reinvested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates) and money market funds. The Funds reimburse the custodian (an affiliate of the Funds) for the costs directly associated with the Funds' participation in the securities lending program.

  As of August 31, 1999, the value of securities loaned, the payable on collateral due to broker and the value of reinvested cash collateral securities were as follows:


                                                                   Market Value of

                         Market Value of  Payable on Collateral Reinvested Collateral

Fund                    Securities Loaned     Due to Broker          Securities

----                    ----------------- --------------------- ---------------------
Equity Income Fund         $36,826,136         $37,859,400           $37,859,400
Large-Cap Growth &

 Income Fund               $42,626,009         $43,964,300           $43,964,300
Mid-Cap Value Fund         $13,329,259         $13,921,950           $13,921,950
Mid-Cap Growth Fund        $53,430,081         $54,475,000           $54,475,000
Government Income Fund     $14,884,650         $15,362,500           $15,362,500
Intermediate Bond Fund     $58,677,384         $60,763,800           $60,763,800

  Individual reinvested cash collateral securities in excess of 5% of fund net assets at August 31, 1999 are as follows:

Investment Companies:


Provident Institutional Temp Fund  Mid-Cap Growth Fund $21,725,000


                                                             [_] Marshall Funds

  Reclassification--Income and capital gain distributions are determined in accordance with income tax regulations which differ from generally accepted accounting principles. These differences are primarily attributable to differing book/tax treatments of net operating loss, passive foreign investment companies, and foreign currency transactions. Amounts as of August 31, 1999 have been reclassed to reflect the following:


                                             Increase (Decrease)

                                ----------------------------------------------
                                                Accumulated
                                                Net Realized Undistributed Net

Fund Name                       Paid-in-Capital  Gain/Loss   Investment Income

---------                       --------------- ------------ -----------------
Equity Income Fund                 $  18,357     $       --     $  (18,357)
Large-Cap Growth & Income Fund         1,337         (2,074)           737
Mid-Cap Value Fund                        --           (164)           164
Mid-Cap Growth Fund                  (79,691)    (1,793,218)     1,872,909
Small-Cap Growth Fund                     --       (894,516)       894,516
International Stock Fund           1,055,825        530,383     (1,586,208)
Government Income Fund                44,519            267        (44,786)
Intermediate Bond Fund                28,444         (1,110)       (27,334)

  Restricted Securities--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Funds' restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Funds' pricing committee.

  Other--Investment transactions are accounted for on the trade date.

3. Capital Stock

  The Articles of Incorporation permit the Directors to issue an indefinite number of full and fractional shares of common stock, par value $0.0001 per share. At August 31, 1999, the capital paid-in was as follows:


                                Capital Paid-

Fund                                  In

----                            --------------
Equity Income Fund              $  386,839,789
Large-Cap Growth & Income Fund  $  240,131,258
Mid-Cap Value Fund              $   98,260,727
Mid-Cap Growth Fund             $  203,241,747
Small-Cap Growth Fund           $   96,644,875
International Stock Fund        $  214,364,944
Government Income Fund          $  331,052,682
Intermediate Bond Fund          $  639,560,396
Money Market Fund               $1,782,092,207

  Transactions in capital stock were as follows:


                                                    Large-Cap Growth

                           Equity Income Fund         & Income Fund        Mid-Cap Value Fund

                          ----------------------  ----------------------  ----------------------
                          Year Ended  Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                          August 31,  August 31,  August 31,  August 31,  August 31,  August 31,

                             1999        1998        1999        1998        1999        1998
Class Y Shares            ----------  ----------  ----------  ----------  ----------  ----------
Shares sold                3,774,192  15,738,873   4,118,807   4,089,991   1,402,187   5,453,000
Shares issued to
 shareholders in payment
 of distributions

 declared                  2,268,227   1,937,827   1,056,636   1,725,616   1,089,157   1,866,937
Shares redeemed           (6,266,153) (6,501,126) (2,637,363) (4,377,201) (4,344,171) (5,229,996)
                          ----------  ----------  ----------  ----------  ----------  ----------
Net change resulting
 from Class Y Share

 Transactions               (223,734) 11,175,574   2,538,080   1,438,406  (1,852,827)  2,089,941
                          ==========  ==========  ==========  ==========  ==========  ==========

 Notes to Financial Statements (continued)


                                                     Large-Cap Growth

                            Equity Income Fund         & Income Fund        Mid-Cap Value Fund

                          ----------------------- ----------------------- -----------------------
                          Period Ended Year Ended Period Ended Year Ended Period Ended Year Ended
                           August 31,  August 31,  August 31,  August 31,  August 31,  August 31,

                              1999*       1998        1999*       1998        1999*       1998
Class A Shares            ------------ ---------- ------------ ---------- ------------ ----------
Shares sold                   47,914           --     52,607          --       31,174         --
Shares issued to
 shareholders in payment
 of distributions

 declared                         89           --          7          --           27         --
Shares redeemed               (2,821)          --       (432)         --           (9)        --
                            --------   ----------  ---------   ---------   ----------  ---------
Net change resulting
 from Class A Share

 Transactions                 45,182           --     52,182          --       31,192         --
                            ========   ==========  =========   =========   ==========  =========
Net change resulting
 from Fund Share

 Transactions               (178,552)  11,175,574  2,590,262   1,438,406   (1,821,635) 2,089,941
                            ========   ==========  =========   =========   ==========  =========


                                                        Small-Cap              International

                           Mid-Cap Growth Fund         Growth Fund              Stock Fund

                          ----------------------  ----------------------  ------------------------
                          Year Ended  Year Ended  Year Ended  Year Ended  Year Ended   Year Ended
                          August 31,  August 31,  August 31,  August 31,  August 31,   August 31,

                             1999        1998        1999        1998        1999         1998
Class Y Shares            ----------  ----------  ----------  ----------  -----------  -----------
Shares sold                5,935,509   6,547,612   4,158,729   5,767,967   16,904,131   11,989,024
Shares issued to
 shareholders in payment

 of

 distributions declared      950,942   1,710,267      15,715     199,269      201,461      545,806
Shares redeemed           (5,364,366) (5,865,009) (3,987,720) (2,462,788) (17,084,034) (10,197,589)
                          ----------  ----------  ----------  ----------  -----------  -----------
Net change resulting
 from Class Y Share

 transactions              1,522,085   2,392,870     186,724   3,504,448       21,558    2,337,241
                          ==========  ==========  ==========  ==========  ===========  ===========


                                                         Small-Cap             International

                            Mid-Cap Growth Fund         Growth Fund             Stock Fund

                          ----------------------- ----------------------- -----------------------
                          Period Ended Year Ended Period Ended Year Ended Period Ended Year Ended
                           August 31,  August 31,  August 31,  August 31,  August 31,  August 31,

                              1999*       1998        1999*       1998        1999*       1998
Class A Shares            ------------ ---------- ------------ ---------- ------------ ----------
Shares sold                   16,470          --     31,896           --     31,064           --
Shares issued to
 shareholders in payment
 of distributions

 declared                         --          --         --           --         --           --
Shares redeemed                 (368)         --        (86)          --        (86)          --
                           ---------   ---------    -------    ---------     ------    ---------
Net change resulting
 from Class A Share

 transactions                 16,102          --     31,810           --     30,978           --
                           =========   =========    =======    =========     ======    =========
Net change resulting
 from Fund Share

 transactions              1,538,187   2,392,870    218,534    3,504,448     52,536    2,337,241
                           =========   =========    =======    =========     ======    =========


                                 Government Income       Intermediate Bond
                                       Fund                    Fund

                               ----------------------  ----------------------
                               Year Ended  Year Ended  Year Ended  Year Ended
                               August 31,  August 31,  August 31,  August 31,

                                  1999        1998        1999        1998
Class Y Shares                 ----------  ----------  ----------  ----------
Shares sold                    10,534,385  10,236,771  11,475,295  26,987,634
Shares issued to shareholders

 in payment of distributions

 declared                       1,074,105     916,492   1,480,740   1,392,283
Shares redeemed                (6,073,360) (3,711,734) (9,072,476) (9,172,629)
                               ----------  ----------  ----------  ----------
Net change resulting from

 Class Y Share transactions     5,535,130   7,441,529   3,883,559  19,207,288
                               ==========  ==========  ==========  ==========


                                   Government Income       Intermediate Bond
                                         Fund                    Fund

                                ----------------------- -----------------------
                                Period Ended Year Ended Period Ended Year Ended
                                 August 31,  August 31,  August 31,  August 31,

                                    1999*       1998        1999*       1998
Class A Shares                  ------------ ---------- ------------ ----------
Shares sold                         91,212          --     105,916           --
Shares issued to shareholders

 in payment of distributions

 declared                              453          --       1,116           --
Shares redeemed                     (9,811)         --      (3,200)          --
                                 ---------   ---------   ---------   ----------
Net change resulting from

 Class A Share transactions         81,854          --     103,832           --
                                 =========   =========   =========   ==========
Net change resulting from Fund

 Share transactions              5,616,984   7,441,529   3,987,391   19,207,288
                                 =========   =========   =========   ==========

*For the period from December 31, 1998 (start of performance) to August 31,
1999.

                                                             [_] Marshall Funds


                                                    Money Market Fund

                                              ------------------------------
                                                Year Ended      Year Ended
                                                August 31,      August 31,

                                                   1999            1998
Class Y Shares                                --------------  --------------
Shares sold                                    5,558,732,228   4,913,792,441

Shares issued to shareholders in payment of

 distributions declared                           19,002,349      13,477,063
Shares redeemed                               (5,502,811,648) (4,629,111,222)
                                              --------------  --------------
Net change from resulting from Class Y Share

 transactions                                     74,922,929     298,158,282
                                              ==============  ==============


                                                       Money Market Fund

                                                   --------------------------
                                                    Year Ended    Year Ended
                                                    August 31,    August 31,

                                                       1999          1998
Class A Shares                                     ------------  ------------
Shares sold                                         554,642,702   565,397,457

Shares issued to shareholders in payment of

 distributions declared                               5,002,963     4,608,650
Shares redeemed                                    (546,418,132) (554,366,232)
                                                   ------------  ------------
Net change resulting from Class A Share

 transactions                                        13,227,533    15,639,875
                                                   ============  ============
Net change resulting from Fund Share transactions    88,150,462   313,798,157
                                                   ============  ============

*For the period from December 31, 1998 (start of performance) to August 31,
1999.

4. Investment Advisory Fee and Other Transactions with Affiliates

  Investment Advisory Fee--M&I Investment Management Corp., the Funds' investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets as listed below. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

--------------------------------------------------------------------------------


Fund                            Annual Rate

----                            -----------
Equity Income Fund                 0.75%
Large-Cap Growth & Income Fund     0.75%
Mid-Cap Value Fund                 0.75%
Mid-Cap Growth Fund                0.75%
Small-Cap Growth Fund              1.00%
International Stock Fund           1.00%
Government Income Fund             0.75%
Intermediate Bond Fund             0.60%
Money Market Fund                  0.50%

--------------------------------------------------------------------------------

  Effective March 29, 1999, the International Stock Fund changed its sub-adviser from Templeton Investment Counsel, Inc. to BPI Global Asset Management LLP (the "Sub-Adviser"). The Adviser compensates the Sub-Adviser based on the level of average aggregate daily net assets of the International Stock Fund.

  Administrative Fee--Federated Administrative Services ("FAS"), under the Administrative Services Agreement, provides the Funds with administrative personnel and services. The fee paid to FAS is based on the level of average aggregate daily net assets of the Corporation for the period except for the Small-Cap Growth Fund, which is based on the Fund's average daily net assets.

  Distribution Services Fee--The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of shares of the Funds' Class A Shares. The Plan provides that the Funds may incur distribution expenses up to 0.25% of the average daily net assets of the Funds' Class A Shares (except for the Money Market Fund's Class A Shares which may accrue up to 0.30%) annually, to compensate FSC.

 Notes to Financial Statements (continued)

  Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), each Fund (except for Money Market Fund) will pay FSSC up to 0.25% of average daily net assets of the Funds' Class A Shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion. Marshall Funds Investor Services ("MFIS") is the shareholder servicing agent for the Money Market Fund. The Money Market Fund may pay MFIS a fee equal to approximately 0.02% of the average daily net assets for the period of the Money Market Funds' Class A Shares for which MFIS provides shareholder services. MFIS may voluntarily choose to waive any portion of its fee. MFIS can modify or terminate this voluntary waiver at any time at its sole discretion. Effective September 1, 1999, MFIS will become the Funds' shareholder servicing agent.

  Transfer and Dividend Disbursing Agent Fees and Expenses--Federated Services Company ("FServ") through its subsidiary, FSSC, serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

  Portfolio Accounting Fees--FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses. FServ may voluntarily choose to waive any portion of its fee.

  Custodian Fees--Marshall & Ilsley Trust Company is the Funds' custodian. M&I Trust Company receives fees based on the level of each Fund's average daily net assets for the period. The custodian also charges a fee in connection with securities lending activities of the Funds.

  Organizational Expenses--Organizational expenses were borne initially by FAS. The Funds have reimbursed FAS for these expenses. These expenses have been deferred and are being amortized over the five-year period following each Fund's effective date. For the year ended August 31, 1999, the Funds expensed the following pursuant to this agreement:

--------------------------------------------------------------------------------


                          Organizational Organizational

Fund                         Expenses    Expenses Paid

----                      -------------- --------------
Small-Cap Growth Fund        $35,592         $7,493
International Stock Fund     $18,401         $5,986


--------------------------------------------------------------------------------

  General--Certain of the Officers and Directors of the Corporation are Officers and Directors of the above companies.

5. Investment Transactions

  Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1999, were as follows:

--------------------------------------------------------------------------------


Fund                             Purchases       Sales

----                            ------------ --------------
Equity Income Fund              $357,581,619 $  366,208,305
Large-Cap Growth & Income Fund  $129,939,898 $  106,878,350
Mid-Cap Value Fund              $115,294,710 $  131,440,424
Mid-Cap Growth Fund             $440,530,465 $  423,714,036
Small-Cap Growth Fund           $197,200,038 $  195,508,808
International Stock Fund        $435,940,891 $  426,752,838
Government Income Fund          $790,489,693 $  708,791,578
Intermediate Bond Fund          $992,945,978 $1,027,850,640

--------------------------------------------------------------------------------

6. Change of Independent Auditors

  On July 26, 1999, the Funds' Board of Directors, upon the recommendation of the Officers of the Corporation, requested and subsequently accepted the resignation of Arthur Anderson LLP ("AA") as the Funds' independent auditors. AA's reports on the Funds' financial statements for the fiscal years ended August 31, 1997 and August 31, 1998, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds' fiscal years ended August 31, 1997 and August 31, 1998, (i) there were no disagreements with AA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AA, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and

                                                            [_] Marshall Funds

(ii) there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1934, as amended.

  The Funds, by action of its Directors, upon the recommendation of the Officers of the Corporation, have engaged Ernst & Young LLP ("E&Y") as the independent auditors to audit the Funds' financial statements for the fiscal year ended August 31, 1999. During the Funds' fiscal years ended August 31, 1997 and August 31, 1998, neither the Funds nor anyone on their behalf have consulted E&Y on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds' financial statements of (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) of reportable events (as described in paragraph
(a)(1)(v) of said Item 304).

 Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors of The Marshall Funds, Inc.:

MARSHALL EQUITY INCOME FUND
MARSHALL LARGE-CAP GROWTH & INCOME FUND

MARSHALL MID-CAP VALUE FUND
MARSHALL MID-CAP GROWTH FUND
MARSHALL SMALL-CAP GROWTH FUND
MARSHALL INTERNATIONAL STOCK FUND
MARSHALL GOVERNMENT INCOME FUND
MARSHALL INTERMEDIATE BOND FUND
MARSHALL MONEY MARKET FUND

  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Marshall Equity Income Fund, the Marshall Large-Cap Growth & Income Fund, the Marshall Mid-Cap Value Fund, the Marshall Mid-Cap Growth Fund, the Marshall Small-Cap Growth Fund, the Marshall International Stock Fund, the Marshall Government Income Fund, the Marshall Intermediate Bond Fund, and the Marshall Money Market Fund (nine of the eleven portfolios constituting The Marshall Funds, Inc.) as of August 31, 1999, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended August 31, 1998 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report, dated October 23, 1998, expressed an unqualified opinion on those statements and financial highlights.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 1999 and confirmation of securities not held by the custodian by correspondence with brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Marshall Funds, Inc., as identified above, at August 31, 1999, and the results of their operations, changes in their net assets, and financial highlights for the year then ended in conformity with generally accepted accounting principles.

                                      [Logo of Ernst & Young LLP]

Boston, Massachusetts
October 15, 1999

                                                             [_] Marshall Funds

Year 2000 Readiness

  The "Year 2000" problem is the potential for computer errors or failures because certain computer systems may be unable to interpret dates after December 31, 1999 or experience other date-related problems. The Year 2000 problem may cause systems to process information incorrectly and could disrupt businesses, such as the Funds, that rely on computers.

  While it is impossible to determine in advance all of the risks to the Funds, the Funds could experience interruptions in basic financial and operational functions. The Funds' shareholders could experience errors or disruptions in Fund share transactions or Fund communications.

  The Funds' service providers are making changes to their computer systems to fix any Year 2000 problems. In addition, they are working to gather information from third-party providers to determine their Year 2000 readiness.

  Year 2000 problems could also increase the risks of the Funds' investments. To assess the potential effect of the Year 2000 problem, the Adviser is reviewing information regarding the Year 2000 readiness of issuers of securities the Funds may purchase. However, this may be difficult with certain issuers. For example, funds dealing with foreign service providers or investing in foreign securities will have difficulty determining the Year 2000 readiness of those entities.

  The financial impact of these issues for the Funds is still being determined. There can be no assurance that potential Year 2000 problems would not have a material adverse effect on the Funds.

 Directors                         Officers

John M. Blaser                   John M. Blaser
John DeVincentis                   President

Duane E. Dingmann

James Mitchell                   Jo A. Dales
Barbara C. Pope                    Vice President

David M. Schulz

                                 Brooke J. Billick
                                   Secretary

                                 Ann K. Peirick
                                   Treasurer

  Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal

     Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk,

                   including the possible loss of principal.

 Thisreport is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus, which contains facts

 concerning                    each Fund's objective and policies, management
                               fees, expenses, and other information.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                           [LOGO OF MARSHALLFUNDS]

                       Marshall Funds Investor Services
                                P.O. Box 1348

                       Milwaukee, Wisconsin 53201-1348
                    1-800-580-FUND (3863) or 414-287-8595

                  TDD: Speech and Hearing Impaired Services
                                 800-209-3520

                            www.marshallfunds.com
          Federated Securities Corp., Distributor G01126-03 (10/99)

             M&I Investment Management Corp., Investment Adviser
                         (c)1999 Marshall Funds, Inc.

953-295A

     Y-1A. The graphic representation here displayed consists of a chart which compares the industry diversification (As a % of portfolio holdings) for the Marshall Equity Income Fund ("Equity Income Fund") for the fiscal years ended 8/31/1999 and 8/31/1998. The information is as follows:

                                            8/31/1999     8/31/1998

Aerospace & Defense                         1.6%          1.9%

Automotive & Related                        4.1%          4.3%

Banks                                       12.4%         13.4%

Beverages & Foods                           5.7%          2.0%

Building Materials                          1.0%          0.0%

Chemicals                                   0.7%          1.5%

Domestic and International Oil                     18.0%         17.7%

Electric                                           5.7%          6.8%

Electrical Equipment                        0.9%          1.8%

Financial Services                          1.7%          0.5%

Gas Distribution                                   3.0%          3.1%

Health Care                                 11.7%         9.6%

Household Product/Wares                            2.0%          0.2%

Insurance                                   4.7%          2.4%

Machinery & Machine Tools                   0.0%          0.4%

Office Products                                    0.4%          0.8%

Paper                                       3.1%          2.0%

Real Estate Investment Trust                1.8%          4.8%

Repurchase Agreements                       1.8%          7.7%

Retail                                      0.9%          0.9%

Telecommunications                          12.1%         9.7%

Tobacco                                     3.4%          4.0%

Other                                       3.3%          4.5%
                                            -------       -------

TOTAL                                       100.0%        100.0%

Y-2A. The graphic representation here displayed consists of a chart which outlines The Equity Income Fund's ten largest stock holdings (As a % of net assets) for the fiscal year ended 8/31/99. The information is as follows:

SECURITY                                    8/31/1999

Exxon Corp.                         3.4%

GTE Corp.                           2.9%

AT&T Corp.                          2.7%

SBC Communications, Inc.            2.5%

Royal Dutch Petroleum Co., ADR              2.5%

Texaco, Inc.                        2.3%

Baxter International, Inc.                  2.2%

Chase Manhattan Corp.               2.1%

Philip Morris Cos., Inc.                    2.1%

BankAmerica Corp.                   2.1%

     Y-3A. The graphic representation here displayed consists of a chart. The chart outlines the average annual total returns for the Equity Income Fund as of 8/31/1999 for the 1-year, 3-year, 5-year and since inception (9/30/1993) periods. The returns are as follows: 27.92%, 18.78%; 18.78%; and 16.03%, respectively.

     Y-4A. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Equity Income Fund (Class Y Shares) is represented by a solid line, whereas Standard & Poor's 500 Index ("S&P 500") is represented by a broken dotted line and Lipper Equity Income Funds Index ("LEIFI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Equity Income Fund and S&P 500 and LEIFI from its inception on September 30, 1993 to August 31, 1999. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Equity Income Fund as compared to S&P 500 and LEIFI; the ending values are $24,119; $32,590; and $22,429, respectively.

Y-1B. The graphic representation here displayed consists of a chart which compares the industry diversification (As a % of portfolio holdings) for the Marshall Large-Cap Growth & Income Fund ("Large-Cap Growth & Income Fund") for the fiscal years ended 8/31/1999 and 8/31/1998. The information is as follows:

                                            8/31/1999     8/31/1998

Aerospace & Related                         1.0%          1.0%

Automotive                                  1.2%          0.0%

Banks                                       5.3%          6.6%

Beverages & Foods                           5.5%          7.5%

Chemicals                                   1.3%          1.3%

Computer Services                           8.2%          8.9%

Consumer Cyclical                           1.2%          0.0%

Drugs                                       4.2%          6.9%

Electrical Equipment                        5.1%          6.5%

Electronics                                 8.6%          1.9%

Entertainment                               3.8%          1.4%

Health Care                                 1.2%          2.7%

Housewares                                  0.0%          0.0%

Insurance                                   2.9%          3.7%

International Oil & Gas                            8.7%          7.4%

Media                                       3.3%          5.6%

Medical Supplies                                   4.2%          1.9%

Other Financials                                   7.1%          3.9%

Paper                                       3.3%          1.9%

Repurchase Agreements                       8.5%          9.6%

Retail                                      5.8%          7.1%

Telecommunications                          6.7%          9.8%

Tobacco                                     1.5%          2.2%

Other Industrires                                  0.9%          2.2%
                                                   -------       -------

TOTAL                                       100.0%        100.0%

Y-2B. The graphic representation here displayed consists of a chart which outlines The Large-Cap Growth & Income Fund's ten largest stock holdings (As a % of net assets) for the fiscal year ended 8/31/99. The information is as follows:

SECURITY                                    8/31/1999

Microsoft Corp.                             3.6%

General Electric Co.                3.3%

Intel Corp.                         2.9%

Motorola, Inc.                      2.5%

Johnson & Johnson                   2.5%

Exxon Corp.                         2.3%

American International Group, Inc.          2.2%

Kimberly-Clark Corp.                1.9%

Royal Dutch Petroleum Co., ADR.             1.8%

Seagram Co., Ltd.                   1.8%

     Y-3B. The graphic representation here displayed consists of a chart. The chart outlines the average annual total returns for the Large-Cap Growth & Income Fund as of 8/31/1999 for the 1-year, 3-year, 5-year and since inception (11/20/1992) periods. The returns are as follows: 38.98%, 24.58%; 20.31%; and
14.96%, respectively.

     Y-4B. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Large-Cap Growth & Income Fund (Class Y Shares) is represented by a solid line, whereas Standard & Poor's 500 Index ("S&P 500") is represented by a broken dotted line and Lipper Growth and Income Funds Index ("LGIFI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Large-Cap Growth & Income Fund and S&P 500 and LGIFI from its inception on November 20, 1992 to August 31, 1999. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Large-Cap Growth & Income Fund as compared to S&P 500 and LGIFI; the ending values are $25,740; $35,498; and $27,421, respectively.

Y-1C. The graphic representation here displayed consists of a chart which compares the industry diversification (As a % of portfolio holdings) for the Marshall Mid-Cap Value Fund ("Mid-Cap Value Fund") for the fiscal years ended 8/31/1999 and 8/31/1998. The information is as follows:

                                            8/31/1999     8/31/1998

Banking                                     3.8%          0.0%

Beverages & Food                            4.7%          8.9%

Chemicals                                   6.7%          5.5%

Electric                                           3.6%          10.0%

Electronics                                 4.0%          0.0%

Financial                                   6.5%          3.0%

Insurance                                   4.4%          6.6%

Intermediate Goods                          1.9%          4.4%

Oil & Gas Products                          5.9%          6.0%

Oil Services                                5.8%          0.0%

Other Capital Goods                         5.5%          0.8%

Paper and Related Products                  4.2%          3.9%

Pharmaceuticals & Health Care                      5.3%          4.7%

Repurchase Agreements                       5.8%          10.7%

Retail                                      5.7%          5.4%

Service-Consumer                            7.7%          7.3%

Services-Telecommunications                 3.6%          7.0%

Tobacco                                     2.4%          4.3%

Transportation                              2.1%          1.7%

Other Industries                                   10.4%         9.8%
                                                   -------       -------

TOTAL                                       100.0%        100.0%

Y-2C. The graphic representation here displayed consists of a chart which outlines The Mid-Cap Value Fund's ten largest stock holdings (As a % of net assets) for the fiscal year ended 8/31/99. The information is as follows:

SECURITY                                    8/31/1999

International Multifoods Corp.              2.6%

Telephone and Data System, Inc.             2.6%

Rowan Companies, Inc.               2.4%

UST, Inc.                           2.4%

Radiant Group, Inc.                 2.3%

Pinnacle West Capital Corp.         2.2%

Cooper Cameron Corp.                2.2%

Noble Affiliates, Inc.                      2.2%

Alexander and Baldwin, Inc.         2.1%

Unocal Corp.                        2.1%

     Y-3C. The graphic representation here displayed consists of a chart. The chart outlines the average annual total returns for the Mid-Cap Value Fund as of 8/31/1999 for the 1-year, 3-year, 5-year and since inception (9/30/1993) periods. The returns are as follows: 21.92%, 13.55%; 12.53%; and 12.38%, respectively.

     Y-4C. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Mid-Cap Value Fund (Class Y Shares) is represented by a solid line, whereas Standard & Poor's Mid-Cap 400 Index ("S&P 400") is represented by a broken dotted line and Lipper Mid-Cap Value Funds Index ("LMCVFI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Mid-Cap Value Fund and S&P 400 and LMCVFI, from its inception on September 30, 1993 to August 31, 1999. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Mid-Cap Value Fund as compared to S&P 400 and LMCVFI, the ending values are $19,957; $24,582; and $18,621, respectively.

     Y-1D. The graphic representation here displayed consists of a chart which compares the industry diversification (As a % of portfolio holdings) for the Marshall Mid-Cap Growth Fund ("Mid-Cap Growth Fund") for the fiscal years ended 8/31/1999 and 8/31/1998. The information is as follows:

                                            8/31/1999     8/31/1998

Banks                                       2.8%          0.0%

Broadcasting                                13.7%         9.3%

Commercial Services                         0.0%          14.9%

Computer Services                           2.7%          4.9%

Computers                                   3.4%          2.9%

Drugs                                       3.3%          4.4%

Electrical Equipment                        1.3%          2.0%

Financial Services                          3.9%          7.2%

Health Care                                 3.7%          6.8%

Insurance                                   1.8%          0.0%

Leisure & Recreation                        8.7%          6.5%

Manufacturing                               0.0%          4.8%

Medical Supplies                                   0.0%          4.0%

Oil & Gas                                   3.6%          0.0%

Repurchase Agreements                       3.2%          5.6%

Restaurants                                 1.7%          0.4%

Retail                                      11.9%         11.8%

Semi-Conductor                              8.6%          0.0%

Services-Consumer                           0.0%          5.5%

Technology                                  15.4%         0.0%

Telecommunications                          7.6%          8.8%

Other Industries                                   2.7%          0.2%
                                                   -------       -------

TOTAL                                       100.0%        100.0%

Y-2D. The graphic representation here displayed consists of a chart which outlines The Mid-Cap Growth Fund's ten largest stock holdings (As a % of net assets) for the fiscal year ended 8/31/99. The information is as follows:

SECURITY                                    8/31/1999

Tellabs, Inc.                       4.0%

Kohl's Corp.                        3.6%

JDS Uniphase Corp.                  3.6%

Lexmark Intl. Group, Class A        3.4%

Hispanic Broadcasting Corp.         3.0%

Royal Caribbean Cruises, Ltd.               2.8%

Teradyne, Inc.                      2.5%

Best Buy Co., Inc.                  2.4%

Harley Davidson, Inc.               2.3%

Vitesse Semiconductor Corp.         2.3%

     Y-3D The graphic representation here displayed consists of a chart. The chart outlines the average annual total returns for the Mid-Cap Growth Fund as of 8/31/1999 for the 1-year, 3-year, 5-year and since inception (9/30/1993) periods. The returns are as follows: 53.41%, 18.58%; 20.30%; and 16.34%, respectively.

     Y-4D. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Mid-Cap Growth Fund (Class Y Shares) is represented by a solid line, whereas Standard & Poor's Mid-Cap 400 Index ("S&P 400") is represented by a broken dotted line and the Lipper Mid-Cap Growth Funds Index ("LMCGFI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Mid-Cap Growth Fund and S&P 400 and LMCGFI from its inception on September 30, 1993 to August 31, 1999. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Mid-Cap Growth Fund as compared to S&P 400 and LMCGFI; the ending values are $24,505; $24,582; and $23,213, respectively.

     Y-1E. The graphic representation here displayed consists of a chart which compares the industry diversification (As a % of portfolio holdings) for the Marshall Small-Cap Growth Fund ("Small-Cap Growth Fund") for the fiscal years ended 8/31/1999 and 8/31/1998. The information is as follows:

                                            8/31/1999     8/31/1998

Broadcasting                                16.1%         5.8%

Communication Services                             2.4%          11.8%

Computer Services                           6.9%          6.9%

Drugs                                       0.5%          4.2%

Financial                                   3.6%          0.3%

Health Care                                 3.9%          6.0%

Leisure & Recreation                        7.2%          0.8%

Manufacturing                               0.0%          6.4%

Medical Supplies                                   1.8%          3.3%

Oil & Gas Equipment Services                3.3%          0.9%

Other Capital Goods                         0.0%          8.1%

Repurchase Agreements                       6.1%          11.0%

Restaurants                                 2.8%          0.5%

Retail                                      10.9%         7.0%

Semi-Conductor                              10.0%         0.0%

Services-Consumer                           1.4%          18.4%

Technology                                  12.0%         0.0%

Telecommunications                          7.5%          6.7%

Other Securities                                   3.6%          1.9%
                                                   -------       -------

TOTAL                                       100.0%        100.0%

     Y-2E. The graphic representation here displayed consists of a chart which outlines The Small-Cap Growth Fund's ten largest stock holdings (As a % of net assets) for the fiscal year ended 8/31/99. The information is as follows:

SECURITY                                    8/31/1999

Harmonic Lightwaves, Inc.           3.7%

Steiner Leisure Ltd.                3.4%

SDL, Inc.                           3.2%

Papa Johns International, Inc.              2.9%

Flextronics International Ltd.              2.8%

Triquint Semiconductor, Inc.        2.8%

Speedway Motorsports, Inc.          2.7%

Xircom, Inc.                        2.7%

Pinnacle Holdings, Inc.                     2.7%

Westwood One, Inc.                  2.4%

     Y-3E The graphic representation here displayed consists of a chart. The chart outlines the average annual total returns for the Small-Cap Growth Fund as of 8/31/1999 for the 1-year, 3-year and since inception (11/1/1995) periods. The returns are as follows: 26.30%, 8.64%; and 21.97%, respectively.

     Y-4E. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Small-Cap Growth Fund (Class Y Shares) is represented by a solid line, whereas the Russell 2000 Index ("Russell 2000") is represented by a broken dotted line and Lipper Small Cap Funds Index ("LSCFI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Small-Cap Growth Fund and Russell 2000 and LSCFI from its inception on November 1, 1995 to August 31, 1999. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Small-Cap Growth Fund as compared to Russell 2000 and LSCFI; the ending values are $21,407; $15,205; and $14,308, respectively.

     Y-1F. The graphic presentation here displayed consists of a chart which outlines the top five industries that the Marshall International Stock Fund ("International Stock Fund") invests in as well as its percentage of net assets as of August 31, 1999. The information is as follows: Telecommunications, 11.6%; Data Processing; 10.8%; Banking, 9.2%; Energy, 6.6%; and Financial Services, 6.4%.

Y-2F. The graphic presentation here displayed consists of a chart which outlines the International Stock Fund's five largest stock holdings and its percentage of net assets as of August 31, 1999. The information is as follows: Fujitsu Ltd., 2.6%; STMicroelectronics NV, 2.4%; NTT Mobile Communication Network, Inc., 2.0%; Philips Electronics NV, 1.9%; and BP Amoco PLC, 1.9%.

Y-3F. The graphic representation here displayed consists of a chart. The chart outlines the average annual total returns for the International Stock Fund as of 8/31/1999 for the 1-year, 3-year, 5-year and since inception (9/1/1994) periods. The returns are as follows: 22.20%, 10.89%; 9.23%; and 9.23%, respectively.

Y-4F. The graphic representation here displayed consists of a chart which compares the International Stock Fund's country allocations (As a % of portfolio holdings) for the fiscal years ended 8/31/1999 and 8/31/1998. The information is as follows:

Country                      8/31/1999      8/31/1998

AUSTRALIA                    2.5%           5.8%

Denmark               0.0%          2.2%

Finland                      3.5%           2.5%

France                       7.4%           9.1%

Germany               6.6%          2.4%

Great Britain                15.7%          14.2%

Ireland                      1.7%           0.0%

Italy                        0.5%           3.9%

Netherlands                  9.8%           5.8%

Spain                        3.1%           6.7%

Sweden                       2.4%           4.0%

Switzerland                  5.0%           4.3%

Other Europe                 0.0%           5.3%
                             -------        -------

TOTAL EUROPE                 55.7%          60.4%

Canada                       2.9%           2.2%

Mexico                       1.3%           1.1%

United States                3.8%           10.9%
                             -------        -------

TOTAL NORTH AMERICA          8.1%           14.2%

Hong Kong                    3.3%           6.8%

Japan                        24.2%          1.7%

Korea                        2.5%           1.8%

Philippines                  0.0%           0.3%

Singapore                    2.6%           0.3%

Thailand                            0.0%           0.4%
                                    --------       -------

TOTAL PACIFIC RIM            32.6%          11.3%

Argentina                    0.0%           2.6%

Brazil                       0.0%           1.6%

Chile                        0.0%           0.4%

Peru                         0.0%           0.3%

Venezuela                    0.0%           0.5%
                             -------        -------

TOTAL SOUTH AMERICA          0.0%           5.4%

TOTAL OTHER COUNTRIES        1.1%           2.9%
                             -------        -------

TOTAL                        100.0%         100.0%



     Y-5F. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The International Stock Fund (Class Y Shares) is represented by a solid line, whereas the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE") is represented by a broken line and the Lipper International Funds Index ("LIFI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the International Stock Fund and EAFE and LIFI from its inception on September 1, 1994 to August 31, 1999. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the International Stock Fund as compared to EAFE and LIFI; the ending values are $15,555; $14,837; and $15,442, respectively.

     Y-1G. The graphic representation here displayed consists of a chart which compares portfolio diversification (As a % of portfolio holdings) of the Marshall Government Income Fund ("Government Income Fund") for the fiscal years ended 8/31/1999 and 8/31/1998. The information is as follows:

ASSET CLASS                  8/31/1999      8/31/1998

Cash and Cash Equivalents    15.6%          9.4%

CMO/ABS               8.2%          23.5%

Corporate                    2.7%           16.4%

FHLMC/MBS                    16.6%          19.7%

FNMA/MBS                     29.7%          10.3%

GNMA/MBS                     22.5%          19.5%

Other Government Agencies    0%             1.2%

U.S. Treasury                4.7%           0%
                             -------        -------

TOTAL                        100.0%         100.0%



Y-2G. The graphic representation here displayed consists of a chart which outline the Government Income Fund's fund statistics as of August 31, 1999. The information is as follows: SEC 30-Day Yield, 5.55%; Average Dollar-Weighted Maturity, 6.04 years, and Duration, 3.40 years.

Y-3G. The graphic representation here displayed consists of a chart. The chart outlines the average annual total returns for the Government Income Fund as of 8/31/1999 for the 1-year, 3-year, 5-year and since inception (12/13/1992) periods. The returns are as follows: 0.62%, 6.22%; 6.47%; and 5.54%, respectively.

     Y-4G. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Government Income Fund (Class Y Shares) is represented by a solid line, whereas Lehman Brothers Mortgage-Backed Securities Index ("LMI") is represented by a broken dotted line and Lipper U.S. Mortgage Funds Index ("LUSMI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Government Income Fund and LMI and LUSMI from its inception on December 13, 1992 to August 31, 1999. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Government Income Fund as compared to LMI and LUSMI; the ending values are $14,368; $15,321; and $14,240, respectively.

     Y-1H. The graphic representation here displayed consists of a chart which compares portfolio diversification (As a % of portfolio holdings) of the Marshall Intermediate Bond Fund ("Intermediate Bond Fund") for the fiscal years ended 8/31/1999 and 8/31/1998. The information is as follows:

ASSET CLASS                  8/31/1999      8/31/1998

A Rated Corporate Bonds             30.6%          32.5%

AA Rated Corporate Bonds     0.5%           1.7%

AAA Rated Corporate Bonds    16.3%          19.8%

BAA Rated Corporate Bonds    24.7%          17.8%

Cash & Cash Equivalents             17.1%          5.0%

Government Agency            6.5%           5.5%

U.S. Treasury                4.3%           17.7%
                             -------        -------

TOTAL                        100.0%         100.0%



Y-2H. The graphic representation here displayed consists of a chart which outline the Intermediate Bond Fund's fund statistics as of August 31, 1999. The information is as follows: SEC 30-Day Yield, 5.93%; Average Dollar-Weighted Maturity, 3.80 years, and Duration, 2.62 years.

Y-3H. The graphic representation here displayed consists of a chart. The chart outlines the average annual total returns for the Intermediate Bond Fund as of 8/31/1999 for the 1-year, 3-year, 5-year and since inception (11/23/1992) periods. The returns are as follows: 1.28%, 5.85%; 5.92%; and 5.20%, respectively.

     Y-4H. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Intermediate Bond Fund (Class Y Shares) is represented by a solid line, whereas Lehman Brothers Intermediate Government/Corporate Bond Index ("LGCI") is represented by a broken dotted line and Lipper Short/Intermediate Bond Funds Index ("LSIBF") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Intermediate Bond Fund and LGCI and LSIBF from its inception on November 23, 1992 to August 31, 1999. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Intermediate Bond Fund as compared to LGCI and LSIBF; the ending values are $14,106; $15,078; and $14,390, respectively.

     Y-1I. The graphic representation here displayed consists of a chart which compares portfolio diversification (As a % of portfolio holdings) of the Marshall Intermediate Tax-Free Fund ("Intermediate Tax-Free Fund") for the fiscal years ended 8/31/1999 and 8/31/1998. The information is as follows:

ASSET CLASS                  8/31/1999      8/31/1998

A                            5.5%           5.8%

AA                           33.6%          31.3%

AAA                          51.5%          52.6%

A1                           2.7%           3.2%

Cash & Cash Equivalents             1.7%           1.6%

NR                           5.0%           5.5%
                             -------        -------

TOTAL                        100.0%         100.0%



Y-2I. The graphic representation here displayed consists of a chart which outline the Intermediate Tax-Free Fund's fund statistics as of August 31, 1999. The information is as follows: SEC 30-Day Yield, 4.37%; Average Dollar-Weighted Maturity, 8.44 years, and Duration, 6.33 years.

Y-3I. The graphic representation here displayed consists of a chart. The chart outlines the average annual total returns for the Intermediate Tax-Free Fund as of 8/31/1999 for the 1-year, 3-year, 5-year and since inception (2/2/1994) periods. The returns are as follows: 0.02%, 4.61%; 4.79%; and 4.11%, respectively.

     Y-4I. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Intermediate Tax-Free Fund is represented by a solid line, whereas Lipper Intermediate Municipal Funds Index ("LIMI") is represented by a broken line and Lehman Brothers 7-Year General Obligations Index ("L7GO") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Intermediate Tax-Free Fund and LIMI and L7GO from its inception on February 2, 1994 to August 31, 1999.

     The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Intermediate Tax-Free Fund as compared to LIMI and L7GO; the ending values are $12,521; $12,525; and $13,084, respectively.

     Y-1J. The graphic representation here displayed consists of a chart which compares portfolio diversification (As a % of portfolio holdings) of the Marshall Short-Term Income Fund ("Short-Term Income Fund") for the fiscal years ended 8/31/1999 and 8/31/1998. The information is as follows:

ASSET CLASS                  8/31/1999      8/31/1998

A Rated Corporate Bonds             22.4%          27.4%

AA Rated Corporate Bonds     1.0%           2.3%

AAA Rated Corporate Bonds    17.8%          27.5%

BBB Rated Corporate Bonds    25.9%          16.8%

Cash & Cash Equivalents             21.8%          2.0%

Government Agency            11.1%          15.9%

U.S. Treasury                0.0%           8.1%
                             -------        -------

TOTAL                        100.0%         100.0%



Y-2J. The graphic representation here displayed consists of a chart which outline the Short-Term Income Fund's fund statistics as of August 31, 1999. The information is as follows: SEC 30-Day Yield, 5.74%; Average Dollar-Weighted Maturity, 2.48 years, and Duration, 1.24 years.

Y-3J. The graphic representation here displayed consists of a chart. The chart outlines the average annual total returns for the Short-Term Income Fund as of 8/31/1999 for the 1-year, 3-year, 5-year and since inception (11/1/1992) periods. The returns are as follows: 3.59%, 5.66%; 5.67%; and 4.97%, respectively.

     Y-4J. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Short-Term Income Fund is represented by a solid line, whereas the Lipper Short-Term Investment Grade Bond Fund Index ("LSTIBI") is represented by a broken dotted line, IBC/Donoghue's Taxable Money Fund Average ("DMFA") is represented by a dotted line, and Merrill Lynch 1-3 Year U.S.
Government/Corporate Index (ML13) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Short-Term Income Fund and LSTIBI, DMFA and ML13 from its inception on November 1, 1992 to August 31, 1999. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Short-Term Income Fund as compared to LSTIBI, DMFA and ML13; the ending values are $13,924; $14,096; 13,508 and $13,541, respectively.

Y-K. The graphic representation here displayed consists of one chart which outlines the Marshall Money Market Fund's fund statistics as of August 31, 1999. The information is as follows: 7-day Net Yield, Class Y Shares--4.92%; 7-day Effective Yield, Class Y Shares--5.04%; Average Dollar-Weighted Maturity, 44.99 days.

     A-1A. The graphic representation here displayed consists of a chart which outlines the industry diversification (As a % of portfolio holdings) for the Marshall Equity Income Fund ("Equity Income Fund") for the fiscal year ended 8/31/1999. The information is as follows:

                                            8/31/1999

Aerospace & Defense                         1.6%

Automotive & Related                        4.1%

Banks                                       12.4%

Beverages & Foods                           5.7%

Building Materials                          1.0%

Chemicals                                   0.7%

Domestic and International Oil                     18.0%

Electric                                           5.7%

Electrical Equipment                        0.9%

Financial Services                          1.7%

Gas Distribution                                   3.0%

Health Care                                 11.7%

Household Product/Wares                            2.0%

Insurance                                   4.7%

Machinery & Machine Tools                   0.0%

Office Products                                    0.4%

Paper                                       3.1%

Real Estate Investment Trust                1.8%

Repurchase Agreements                       1.8%

Retail                                      0.9%

Telecommunications                          12.1%

Tobacco                                     3.4%

Other                                       3.3%

TOTAL                                       100.0%

A-2A. The graphic representation here displayed consists of a chart which outlines The Equity Income Fund's ten largest stock holdings (As a % of net assets) for the fiscal year ended 8/31/99. The information is as follows:

SECURITY                                    8/31/1999

Exxon Corp.                         3.4%

GTE Corp.                           2.9%

AT&T Corp.                          2.7%

SBC Communications, Inc.            2.5%

Royal Dutch Petroleum Co., ADR              2.5%

Texaco, Inc.                        2.3%

Baxter International, Inc.                  2.2%

Chase Manhattan Corp.               2.1%

Philip Morris Cos., Inc.                    2.1%

BankAmerica Corp.                   2.1%

     A-3A. The graphic representation here displayed consists of a chart. The chart outlines the cumulative total returns (since inception 12/31/1998) for the Equity Income Fund as of 8/31/1999. The returns are as follows: before sales charge, 6.13% and after sales charge, 0.02%.

     A-4A. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Equity Income Fund (Class A Shares) is represented by a solid line, whereas Standard & Poor's 500 Index ("S&P 500") is represented by a broken dotted line and Lipper Equity Income Funds Index ("LEIFI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Equity Income Fund and S&P 500 and LEIFI from its inception on December 31, 1998 to August 31, 1999. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Equity Income Fund as compared to S&P 500 and LEIFI; the ending values are $10,002 $10,834; and $10,379, respectively.

A-1B. The graphic representation here displayed consists of a chart which outlines the industry diversification (As a % of portfolio holdings) for the Marshall Large-Cap Growth & Income Fund ("Large-Cap Growth & Income Fund") for the fiscal year ended 8/31/1999. The information is as follows:

                                            8/31/1999

Aerospace & Related                         1.0%

Automotive                                  1.2%

Banks                                       5.3%

Beverages & Foods                           5.5%

Chemicals                                   1.3%

Computer Services                           8.2%

Consumer Cyclical                           1.2%

Drugs                                       4.2%

Electrical Equipment                        5.1%

Electronics                                 8.6%

Entertainment                               3.8%

Health Care                                 1.2%

Housewares                                  0.0%

Insurance                                   2.9%

International Oil & Gas                            8.7%

Media                                       3.3%

Medical Supplies                                   4.2%

Other Financials                                   7.1%

Paper                                       3.3%

Repurchase Agreements                       8.5%

Retail                                      5.8%

Telecommunications                          6.7%

Tobacco                                     1.5%

Other Industrires                                  0.9%

TOTAL                                       100.0%

     A-2B. The graphic representation here displayed consists of a chart which outlines The Large-Cap Growth & Income Fund's ten largest stock holdings (As a % of net assets) for the fiscal year ended 8/31/99. The information is as follows:

SECURITY                                    8/31/1999

Microsoft Corp.                             3.6%

General Electric Co.                3.3%

Intel Corp.                         2.9%

Motorola, Inc.                      2.5%

Johnson & Johnson                   2.5%

Exxon Corp.                         2.3%

American International Group, Inc.          2.2%

Kimberly-Clark Corp.                1.9%

Royal Dutch Petroleum Co., ADR.             1.8%

Seagram Co., Ltd.                   1.8%

     A-3B. The graphic representation here displayed consists of a chart. The chart outlines the cumulative total returns (since inception 12/31/1998) for the Large-Cap Growth & Income Fund as of 8/31/1999. The returns are as follows: before sales charge, 7.08% and after sales charge, 0.90%.

     A-4B. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Large-Cap Growth & Income Fund (Class A Shares) is represented by a solid line, whereas Standard & Poor's 500 Index ("S&P 500") is represented by a broken dotted line and Lipper Growth and Income Funds Index ("LGIFI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Large-Cap Growth & Income Fund and S&P 500 and LGIFI from its inception on December 31, 1998 to August 31, 1999. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Large-Cap Growth & Income Fund as compared to S&P 500 and LGIFI; the ending values are $10,090; $10,466; and $10,600, respectively.

A-1C. The graphic representation here displayed consists of a chart which outlines the industry diversification (As a % of portfolio holdings) for the Marshall Mid-Cap Value Fund ("Mid-Cap Value Fund") for the fiscal year ended 8/31/1999. The information is as follows:

                                            8/31/1999

Banking                                     3.8%

Beverages & Food                            4.7%

Chemicals                                   6.7%

Electric                                           3.6%

Electronics                                 4.0%

Financial                                   6.5%

Insurance                                   4.4%

Intermediate Goods                          1.9%

Oil & Gas Products                          5.9%

Oil Services                                5.8%

Other Capital Goods                         5.5%

Paper and Related Products                  4.2%

Pharmaceuticals & Health Care                      5.3%

Repurchase Agreements                       5.8%

Retail                                      5.7%

Service-Consumer                            7.7%

Services-Telecommunications                 3.6%

Tobacco                                     2.4%

Transportation                              2.1%

Other Industries                                   10.4%

TOTAL                                       100.0%

A-2C. The graphic representation here displayed consists of a chart which outlines The Mid-Cap Value Fund's ten largest stock holdings (As a % of net assets) for the fiscal year ended 8/31/99. The information is as follows:

SECURITY                                    8/31/1999

International Multifoods Corp.              2.6%

Telephone and Data System, Inc.             2.6%

Rowan Companies, Inc.               2.4%

UST, Inc.                           2.4%

Radiant Group, Inc.                 2.3%

Pinnacle West Capital Corp.         2.2%

Cooper Cameron Corp.                2.2%

Noble Affiliates, Inc.                      2.2%

Alexander and Baldwin, Inc.         2.1%

Unocal Corp.                        2.1%

     A-3C. The graphic representation here displayed consists of a chart. The chart outlines the cumulative total returns (since inception 12/31/1998) for the Mid-Cap Value Fund as of 8/31/1999. The returns are as follows: before sales charge, 6.22% and after sales charge, 0.09%.

     A-4C. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Mid-Cap Value Fund (Class A Shares) is represented by a solid line, whereas Standard & Poor's Mid-Cap 400 Index ("S&P 400") is represented by a broken dotted line and Lipper Mid-Cap Value Funds Index ("LMCVFI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Mid-Cap Value Fund and S&P 400 and LMCVFI, from its inception on December 31, 1998 to August 31, 1999. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Mid-Cap Value Fund as compared to S&P 400 and LMCVFI, the ending values are $10,009; $10,101; and $10,677, respectively.

     A-1D. The graphic representation here displayed consists of a chart which outlines the industry diversification (As a % of portfolio holdings) for the Marshall Mid-Cap Growth Fund ("Mid-Cap Growth Fund") for the fiscal year ended 8/31/1999. The information is as follows:

                                            8/31/1999

Banks                                       2.8%

Broadcasting                                13.7%

Commercial Services                         0.0%

Computer Services                           2.7%

Computers                                   3.4%

Drugs                                       3.3%

Electrical Equipment                        1.3%

Financial Services                          3.9%

Health Care                                 3.7%

Insurance                                   1.8%

Leisure & Recreation                        8.7%

Manufacturing                               0.0%

Medical Supplies                                   0.0%

Oil & Gas                                   3.6%

Repurchase Agreements                       3.2%

Restaurants                                 1.7%

Retail                                      11.9%

Semi-Conductor                              8.6%

Services-Consumer                           0.0%

Technology                                  15.4%

Telecommunications                          7.6%

Other Industries                                   2.7%

TOTAL                                       100.0%

     A-2D. The graphic representation here displayed consists of a chart which outlines The Mid-Cap Growth Fund's ten largest stock holdings (As a % of net assets) for the fiscal year ended 8/31/99. The information is as follows:

SECURITY                                    8/31/1999

Tellabs, Inc.                       4.0%

Kohl's Corp.                        3.6%

JDS Uniphase Corp.                  3.6%

Lexmark Intl. Group, Class A        3.4%

Hispanic Broadcasting Corp.         3.0%

Royal Caribbean Cruises, Ltd.               2.8%

Teradyne, Inc.                      2.5%

Best Buy Co., Inc.                  2.4%

Harley Davidson, Inc.               2.3%

Vitesse Semiconductor Corp.         2.3%

     A-3D The graphic representation here displayed consists of a chart. The chart outlines the cumulative total returns (since inception 12/31/1998) for the Mid-Cap Growth Fund as of 8/31/1999. The returns are as follows: before sales charge, 14.21% and after sales charge, 7.66%.

     A-4D. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Mid-Cap Growth Fund (Class A Shares) is represented by a solid line, whereas Standard & Poor's Mid-Cap 400 Index ("S&P 400") is represented by a broken dotted line and the Lipper Mid-Cap Growth Funds Index ("LMCGFI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Mid-Cap Growth Fund and S&P 400 and LMCGFI from its inception on December 31, 1998 to August 31, 1999. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Mid-Cap Growth Fund as compared to S&P 400 and LMCGFI; the ending values are $10,766; $10,101; and $11,341, respectively.

A-1E. The graphic representation here displayed consists of a chart which outlines the industry diversification (As a % of portfolio holdings) for the Marshall Small-Cap Growth Fund ("Small-Cap Growth Fund") for the fiscal year ended 8/31/1999. The information is as follows:

                                            8/31/1999

Broadcasting                                16.1%

Communication Services                             2.4%

Computer Services                           6.9%

Drugs                                       0.5%

Financial                                   3.6%

Health Care                                 3.9%

Leisure & Recreation                        7.2%

Manufacturing                               0.0%

Medical Supplies                                   1.8%

Oil & Gas Equipment Services                3.3%

Other Capital Goods                         0.0%

Repurchase Agreements                       6.1%

Restaurants                                 2.8%

Retail                                      10.9%

Semi-Conductor                              10.0%

Services-Consumer                           1.4%

Technology                                  12.0%

Telecommunications                          7.5%

Other Securities                                   3.6%

TOTAL                                       100.0%

A-2E. The graphic representation here displayed consists of a chart which outlines The Small-Cap Growth Fund's ten largest stock holdings (As a % of net assets) for the fiscal year ended 8/31/99. The information is as follows:

SECURITY                                    8/31/1999

Harmonic Lightwaves, Inc.           3.7%

Steiner Leisure Ltd.                3.4%

SDL, Inc.                           3.2%

Papa Johns International, Inc.              2.9%

Flextronics International Ltd.              2.8%

Triquint Semiconductor, Inc.        2.8%

Speedway Motorsports, Inc.          2.7%

Xircom, Inc.                        2.7%

Pinnacle Holdings, Inc.                     2.7%

Westwood One, Inc.                  2.4%

     A-3E The graphic representation here displayed consists of a chart. The chart outlines the cumulative total returns (since inception 12/31/1998) for the Small-Cap Growth Fund as of 8/31/1999. The returns are as follows: before sales charge, (2.75%) and after sales charge, (8.36%).

     A-4E. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Small-Cap Growth Fund (Class A Shares) is represented by a solid line, whereas the Russell 2000 Index ("Russell 2000") is represented by a broken dotted line and Lipper Small Cap Funds Index ("LSCFI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Small-Cap Growth Fund and Russell 2000 and LSCFI from its inception on December 31, 1998 to August 31, 1999. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Small-Cap Growth Fund as compared to Russell 2000 and LSCFI; the ending values are $9,164; $10,235; and $10,620, respectively.

     A-1F. The graphic presentation here displayed consists of a chart which outlines the top five industries that the Marshall International Stock Fund ("International Stock Fund") invests in as well as its percentage of net assets as of August 31, 1999. The information is as follows: Telecommunications, 11.6%; Data Processing; 10.8%; Banking, 9.2%; Energy, 6.6%; and Financial Services, 6.4%.

A-2F. The graphic presentation here displayed consists of a chart which outlines the International Stock Fund's five largest stock holdings and its percentage of net assets as of August 31, 1999. The information is as follows: Fujitsu Ltd., 2.6%; STMicroelectronics NV, 2.4%; NTT Mobile Communication Network, Inc., 2.0%; Philips Electronics NV, 1.9%; and BP Amoco PLC, 1.9%.

A-3F. The graphic representation here displayed consists of a chart. The chart outlines the cumulative total returns (since inception 12/31/1998) for the International Stock Fund as of 8/31/1999. The returns are as follows: before sales charge, 8.98% and after sales charge, 2.75%.

A-4F. The graphic representation here displayed consists of a chart which outlines the International Stock Fund's country allocations (As a % of portfolio holdings) for the fiscal year ended 8/31/1999. The information is as follows:

Country                      8/31/1999

AUSTRALIA                    2.5%

Denmark               0.0%

Finland                      3.5%

France                       7.4%

Germany               6.6%

Great Britain                15.7%

Ireland                      1.7%

Italy                        0.5%

Netherlands                  9.8%

Spain                        3.1%

Sweden                       2.4%

Switzerland                  5.0%

Other Europe                 0.0%

TOTAL EUROPE                 55.7%

Canada                       2.9%

Mexico                       1.3%

United States                3.8%

TOTAL NORTH AMERICA          8.1%

Hong Kong                    3.3%

Japan                        24.2%

Korea                        2.5%

Philippines                  0.0%

Singapore                    2.6%

Thailand                     0.0%

TOTAL PACIFIC RIM            32.6%

Argentina                    0.0%

Brazil                       0.0%

Chile                        0.0%

Peru                         0.0%

Venezuela                    0.0%

TOTAL SOUTH AMERICA          0.0%

TOTAL OTHER COUNTRIES        1.1%

TOTAL                        100.0%

     A-5F. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The International Stock Fund (Class A Shares) is represented by a solid line, whereas the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE") is represented by a broken line and the Lipper International Funds Index ("LIFI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the International Stock Fund and EAFE and LIFI from its inception on December 31, 1998 to August 31, 1999. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the International Stock Fund as compared to EAFE and LIFI; the ending values are $10,275; $10,745; and $11,016, respectively.

     A-1G. The graphic representation here displayed consists of a chart which outlines portfolio diversification (As a % of portfolio holdings) of the Marshall Government Income Fund ("Government Income Fund") for the fiscal year ended 8/31/1999. The information is as follows:

ASSET CLASS                  8/31/1999

Cash and Cash Equivalents    15.6%

CMO/ABS               8.2%

Corporate                    2.7%

FHLMC/MBS                    16.6%

FNMA/MBS                     29.7%

GNMA/MBS                     22.5%

Other Government Agencies    0%

U.S. Treasury                4.7%

TOTAL                        100.0%

     A-2G. The graphic representation here displayed consists of a chart which outline the Government Income Fund's fund statistics as of August 31, 1999. The information is as follows: SEC 30-Day Yield, 5.32%; Average Dollar-Weighted Maturity, 6.04 years, and Duration, 3.40 years.

     A-3G. The graphic representation here displayed consists of a chart. The chart outlines the cumulative total returns (since inception 12.31.1998) for the Government Income Fund as of 8/31/1999. The returns are as follows: before sales charge, (0.56%) and after sales charge, (5.29%).

     A-4G. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Government Income Fund (Class A Shares) is represented by a solid line, whereas Lehman Brothers Mortgage-Backed Securities Index ("LMI") is represented by a broken dotted line and Lipper U.S. Mortgage Funds Index ("LUSMI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Government Income Fund and LMI and LUSMI from its inception on December 31, 1998 to August 31, 1999. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Government Income Fund as compared to LMI and LUSMI; the ending values are $9,471; $9,984; and $9,884, respectively.

     A-1H. The graphic representation here displayed consists of a chart which outlines portfolio diversification (As a % of portfolio holdings) of the Marshall Intermediate Bond Fund ("Intermediate Bond Fund") for the fiscal year ended 8/31/1999. The information is as follows:

ASSET CLASS                  8/31/1999

A Rated Corporate Bonds             30.6%

AA Rated Corporate Bonds     0.5%

AAA Rated Corporate Bonds    16.3%

BAA Rated Corporate Bonds    24.7%

Cash & Cash Equivalents             17.1%

Government Agency            6.5%

U.S. Treasury                4.3%

TOTAL                        100.0%

     A-2H. The graphic representation here displayed consists of a chart which outline the Intermediate Bond Fund's fund statistics as of August 31, 1999. The information is as follows: SEC 30-Day Yield, 5.70%; Average Dollar-Weighted Maturity, 3.80 years, and Duration, 2.62 years.

     A-3H. The graphic representation here displayed consists of a chart. The chart outlines the cumulative total returns (since inception 12/31/1998) for the Intermediate Bond Fund as of 8/31/1999. The returns are as follows: before sales charge, (0.09%) and after sales charge, (4.88%).

     A-4H. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Intermediate Bond Fund (Class A Shares) is represented by a solid line, whereas Lehman Brothers Intermediate Government/Corporate Bond Index ("LGCI") is represented by a broken dotted line and Lipper Short/Intermediate Bond Funds Index ("LSIBF") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Intermediate Bond Fund and LGCI and LSIBF from its inception on December 31, 1998 to August 31, 1999. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Intermediate Bond Fund as compared to LGCI and LSIBF; the ending values are $9,512; $9,941; and $10,045, respectively.

     A-K. The graphic representation here displayed consists of one chart which outlines the Marshall Money Market Fund's fund statistics as of August 31, 1999. The information is as follows: 7-day Net Yield, Class A Shares--4.62%; 7-day Effective Yield, Class A Shares--4.73%; Average Dollar-Weighted Maturity, 44.99 days.